As filed with the Securities and Exchange Commission on February 23, 2015

File No. 333-201595

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER THE

SECURITIES ACT OF 1933

☒ Pre-Effective Amendment No. 1

☐ Post-Effective Amendment No.

NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND

(Exact Name of Registrant as Specified in Charter)

333 West Wacker Drive

Chicago, Illinois 60606

(Address of Principal Executive Offices, Zip Code)

Registrant’s Telephone Number, including Area Code (800) 257-8787

Kevin J. McCarthy

Vice President and Secretary

Nuveen Investments

333 West Wacker Drive

Chicago, Illinois 60606

(Name and Address of Agent for Service)

Copy to:

Deborah Bielicke Eades Vedder Price P.C. 222 North LaSalle Street Chicago, Illinois 60601	Eric F. Fess Chapman and Cutler LLP 111 West Monroe Street Chicago, Illinois 60603

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee(2)
Common Shares, $0.01 Par Value Per Share	24,143,783 Shares	$15.50(1)	$374,228,636.50	$43,394.09

(1)	Net asset value per share of common shares on February 13, 2015.
(2)	Transmitted prior to filing. A registration fee of $91.28 was previously paid in connection with the initial filing.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

IMPORTANT NOTICE TO COMMON SHAREHOLDERS OF

NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND (NAN) NUVEEN NEW YORK PERFORMANCE PLUS MUNICIPAL FUND, INC. (NNP) AND NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NXK) (EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

[—], 2015

Although we recommend that you read the complete Joint Proxy Statement/Prospectus, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	Why am I receiving the enclosed Joint Proxy Statement/Prospectus?

A.	You are receiving the Joint Proxy Statement/Prospectus as a holder of common shares of a Fund in connection with the annual shareholder meetings of the Funds. The following proposals will be considered:

—

the election of members of each Fund’s Board of Directors or Board of Trustees, as applicable (each, a “Board” or the “Board”) (the list of specific nominees is contained in the enclosed Joint Proxy Statement/Prospectus);

—

the reorganization of each of: (i) Nuveen New York Performance Plus Municipal Fund, Inc. (“Performance Plus”); and (ii) Nuveen New York Dividend Advantage Municipal Fund 2 (“Dividend Advantage 2” and together with Performance Plus, the “Target Funds” or each individually, a “Target Fund”) into Nuveen New York Dividend Advantage Municipal Fund (the “Acquiring Fund”) (each, a “Reorganization” and together, the “Reorganizations”); and

—	the issuance of additional common shares by the Acquiring Fund in connection with the Reorganizations.

Your Fund’s Board, including the independent Board members, unanimously recommends that you vote FOR each proposal applicable to your Fund.

Proposals Regarding the Reorganizations

Q.	Why has each Fund’s Board recommended this proposal?

A.

The boards of directors/trustees of Nuveen’s municipal closed-end funds, including the Board of each Fund, have approved a series of mergers of single-state municipal closed-end funds, including the Reorganization of each Target Fund into the Acquiring Fund. Each Fund’s Board has determined that its respective Reorganization(s) would be in the best interests of its Fund. Each Fund’s Board considered the Reorganization(s) as part of a broad initiative to rationalize the product offerings of Nuveen funds and eliminate overlapping products. The Acquiring Fund and the Target Funds have similar investment objectives, policies and risks and substantially similar portfolio compositions and are managed by the same portfolio manager. In light of these similarities, the proposed Reorganizations are intended to reduce fund redundancies and create a single, larger state fund that may benefit from anticipated operating efficiencies and economies of scale. The proposed Reorganizations also are intended to result in lower total expenses per common share (excluding the costs of leverage) for shareholders of each Fund (as shareholders of the combined fund following the Reorganizations), due to economies of scale resulting from the larger size of the combined fund, and to enhance the secondary trading market for common shares of the Acquiring Fund as a result of the greater share volume of the combined fund. As a result of differences in the cost of leverage, the projected total expense ratio (including cost of leverage) of the combined fund as of the date presented in the Comparative Fee Table in the enclosed Joint Proxy Statement/Prospectus is equal to the total expense ratio (including cost of leverage) for each of the Acquiring Fund and Dividend Advantage 2 and lower than the total expense ratio (including cost of leverage) for Performance Plus.

Q.	What are the potential benefits of the Reorganizations to common shareholders?

A.	The investment adviser to the Funds and/or each Fund’s Board believe that the proposed Reorganizations are expected to offer the following potential benefits to common shareholders of the Funds:

—

Lower fees and operating expenses per common share (excluding the costs of leverage) for shareholders of each Fund (as shareholders of the combined fund following the Reorganizations) as the combined fund’s size results in the same or a lower effective management fee rate based on managed assets (which generally includes leverage) from the availability of lower breakpoints in the applicable fee schedule and allows greater economies of scale as fixed operating expenses can be spread over a larger asset base. As stated above, the projected total expense ratio (including cost of leverage) of the combined fund as of the date presented in the Comparative Fee Table in the enclosed Joint Proxy Statement/Prospectus is equal to the total expense ratio (including cost of leverage) for each of the Acquiring Fund and Dividend Advantage 2 and lower than the total expense ratio (including cost of leverage) for Performance Plus due to differences in the cost of leverage.

—

Improved secondary market trading for common shares as the combined fund’s greater share volume is expected to result in increased market liquidity, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements. The potential for higher common share net earnings over time from increased operating economies of scale may increase investor interest in the combined fund, and, in turn, may result in increased market liquidity.

—

Increased flexibility in managing the structure and costs of leverage over time, for example, by enabling the larger combined fund to simultaneously employ, or modify allocations between, fixed rate and floating rate issues as issues mature and/or as the investment adviser’s market outlook changes. In contrast, a smaller stand-alone fund would likely be limited to employing one type of leverage and to smaller issues.

Q.	How will preferred shareholders be affected by the Reorganizations?

A.	The Acquiring Fund has one series of Variable Rate MuniFund Term Preferred Shares (“VMTP Shares”) outstanding as of the date of the enclosed Joint Proxy Statement/Prospectus, and these

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shares will remain outstanding following the Reorganizations (the “Outstanding VMTP Shares”). Each Target Fund has one series of either VMTP Shares or Variable Rate Demand Preferred Shares (“VRDP Shares”) outstanding as of the date of the enclosed Joint Proxy Statement/Prospectus. Upon the closing of the Reorganizations, holders of VMTP Shares of Dividend Advantage 2 and holders of VRDP Shares of Performance Plus will receive, on a one-for-one basis, newly issued VMTP Shares of the Acquiring Fund (the “New VMTP Shares”), with respect to the Reorganization of Dividend Advantage 2, or newly issued VRDP Shares of the Acquiring Fund (the “New VRDP Shares”), with respect to the Reorganization of Performance Plus, having substantially identical terms (with respect to VMTP Shares) or substantially similar terms (with respect to VRDP Shares), as of the closing of the Reorganizations, as the preferred shares of the Target Fund exchanged therefor. The Outstanding VMTP Shares and the preferred shares to be issued in the Reorganizations will rank on parity with each other and with any other preferred shares that the Acquiring Fund may issue in the future as to the payment of dividends and the distribution of assets upon the dissolution, liquidation or winding up of the affairs of the Acquiring Fund. Following the Reorganizations, holders of preferred shares of the combined fund will hold a smaller percentage of the outstanding preferred shares of the combined fund as compared to their percentage holdings of their respective Fund prior to the Reorganizations. In addition, all of the VMTP Shares of the Acquiring Fund and Dividend Advantage 2 are currently owned by a single institutional investor, which is likely to remain the case following the Reorganizations.

Q.	Will the Reorganizations impact Fund distributions to common shareholders?

A.	In considering the Reorganizations, each Fund’s Board took into account information from the Funds’ investment adviser indicating that the Reorganizations are not expected to adversely impact distributions to common shareholders and are expected to result in the same or higher distribution rates for common shareholders of each Fund (as common shareholders of the combined fund following the Reorganizations) with the higher distribution rates, if any, resulting from lower fees and operating expenses per common share (excluding the costs of leverage).

Q.	Do the Funds have similar investment objectives, policies and risks?

A.	Yes. The Funds have similar investment objectives, policies and risks and are managed by the same portfolio manager. While there are certain immaterial wording differences among the Funds’ investment objectives, each Fund emphasizes: (i) investment in tax-exempt municipal securities providing current income exempt from regular federal, New York State and New York City income taxes; and (ii) the enhancement of portfolio value relative to the municipal bond market through investment in municipal securities that, in the opinion of the Fund’s investment adviser or sub-adviser, are underrated or undervalued or that represent municipal markets or municipal market sectors that are undervalued. Each Fund also emphasizes investments in investment-grade municipal securities. Each Fund is a diversified, closed-end management investment company and currently engages in leverage through the issuance of preferred shares and the use of inverse floating rate securities.

Q.	What proposals will shareholders of the Funds be asked to vote on in connection with the proposed Reorganizations?

A.	Shareholders of each Target Fund will be asked to vote on an Agreement and Plan of Reorganization, with common shareholders and preferred shareholders voting together as a

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single class and preferred shareholders also voting separately. Shareholders of the Acquiring Fund will be asked to vote on the issuance of additional common shares in connection with the Reorganizations, with common shareholders and preferred shareholders voting together as a single class and common shareholders also voting separately. In addition, preferred shareholders of the Acquiring Fund will be asked to vote on the Agreement and Plan of Reorganization. Each Fund is separately soliciting the votes of its holders of preferred shares through a separate proxy statement.

Q.	Will shareholders of the Target Funds receive new shares in exchange for their current shares?

A.	Yes. Upon the closing of the Reorganizations, Target Fund shareholders will become shareholders of the Acquiring Fund. Holders of common shares of each Target Fund will receive newly issued common shares of the Acquiring Fund, with cash being distributed in lieu of fractional common shares. The aggregate net asset value, as of the close of trading on the business day immediately prior to the closing of the Reorganizations, of the Acquiring Fund common shares received by Target Fund shareholders (including, for this purpose, fractional Acquiring Fund common shares to which shareholders would be entitled) will be equal to the aggregate net asset value of the common shares of such Target Fund held by its shareholders as of such time. Fractional shares will be aggregated and sold on the open market and shareholders will receive cash in lieu of such fractional shares. Holders of preferred shares of each Target Fund will receive, on a one-for-one basis, newly issued preferred shares of the Acquiring Fund having substantially identical terms (with respect to VMTP Shares) or substantially similar terms (with respect to VRDP Shares), as of the closing of the Reorganizations, as the preferred shares of the Target Fund exchanged therefor.

Current shareholders of the Acquiring Fund will remain shareholders of the Acquiring Fund following the Reorganizations. Following the Reorganizations, common shareholders of the Funds will hold a smaller percentage of the outstanding common shares of the combined fund as compared to their percentage holdings of their respective Fund prior to the Reorganizations, and thus, a reduced percentage of ownership in the larger combined entity than they held in the Acquiring Fund or Target Fund individually.

Q.	Do the Reorganizations constitute a taxable event for the Target Funds’ shareholders?

A.	No. Each Reorganization is intended to qualify as a tax-free “reorganization” for federal income tax purposes. It is expected that you will recognize no gain or loss for federal income tax purposes as a direct result of the Reorganization, except to the extent that you receive cash in lieu of a fractional Acquiring Fund common share (as described above). Prior to the closing of the Reorganizations, each Target Fund expects to declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such distribution may be taxable to a Target Fund’s shareholders for federal income tax purposes. In addition, to the extent that portfolio securities of a Target Fund are sold in connection with a Reorganization, such Target Fund may recognize gains or losses, which may increase or decrease the net capital gain or net investment income to be distributed by such Target Fund. However, since each Target Fund’s current portfolio composition is substantially similar to that of the Acquiring Fund, it is not currently expected that any significant portfolio sales will occur solely in connection with the Reorganizations (such sales are expected to be less than 5% of the assets of each Target Fund).

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Q.	What will happen if the required shareholder approvals in connection with the Reorganizations are not obtained?

A.	The closing of each Reorganization is contingent upon the closing of both of the Reorganizations. Because the closing of the Reorganizations is contingent upon both Target Funds and the Acquiring Fund obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that your Fund’s Reorganization(s) will not occur, even if your Fund obtains the requisite shareholder approval and your Fund satisfies all of its closing conditions, if one or more of the other Funds does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the proposals or continuing to operate the Fund as a stand-alone fund.

Q.	Will shareholders of the Funds have to pay any fees or expenses in connection with the Reorganizations?

A.	Yes. Common shareholders will indirectly bear the costs of the Reorganizations, whether or not the Reorganizations are consummated. Preferred shareholders will not bear any costs of the Reorganizations. The total costs of the Reorganizations are estimated to be $945,000 and each Fund’s allocable share of such costs will be reflected in its net asset value at or before the close of trading on the business day immediately prior to the closing of the Reorganizations. The estimated allocation of the costs among the Funds is as follows: $285,000 (0.21%) for the Acquiring Fund, $40,000 (0.02%) for Performance Plus and $620,000 (0.66%) for Dividend Advantage 2 (all percentages are based on average net assets applicable to common shares for the twelve (12) months ended September 30, 2014). The allocation of the costs of the Reorganizations will be based on the relative expected benefits of the Reorganizations comprised of forecasted cost savings (excluding the costs of leverage) and distribution increases, if any, to each Fund during the first year following the Reorganizations. The Reorganizations are expected to result in cost savings (excluding the costs of leverage) for shareholders of each Fund (as shareholders of the combined fund following the Reorganizations) and the potential for increased distributions over time for the common shareholders of each Fund in their capacity as common shareholders of the combined fund following the Reorganizations. Distribution increases, if any, would be realized following the recoupment of the expenses of the Reorganizations.

A shareholder’s broker, dealer or other financial intermediary (each, a “Financial Intermediary”) may impose its own shareholder account fees for processing corporate actions, which could apply as a result of the Reorganizations. These shareholder account fees, if applicable, are not paid or otherwise remitted to the Funds or the Funds’ investment adviser. The imposition of such fees is based solely on the terms of a shareholder’s account agreement with his, her or its Financial Intermediary and/or is in the discretion of the Financial Intermediary. Questions concerning any such shareholder account fees or other similar fees should be directed to a shareholder’s Financial Intermediary.

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Q.	What is the timetable for the Reorganizations?

A.	If the shareholder voting and other conditions to closing are satisfied (or waived), the Reorganizations are expected to take effect on or about May 11, 2015, or as soon as practicable thereafter.

Q.	How does each Fund’s Board recommend that I vote on the Reorganizations?

A.	After careful consideration, each Fund’s Board has determined that the Reorganizations are in the best interests of its Fund and recommends that you vote FOR your Fund’s proposal(s).

General

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Computershare Fund Services, the proxy solicitor hired by your Fund, at (800) 254-6192 weekdays during its business hours of 9:00 a.m. to 11:00 p.m. and Saturdays 12:00 p.m. to 6:00 p.m. Eastern time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You may vote by mail, by telephone or over the Internet:

—	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

—	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

—	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q.	Will anyone contact me?

A.	You may receive a call from Computershare Fund Services, the proxy solicitor hired by your Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, your Fund may not be able to hold its meeting or the vote on each issue, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

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[—], 2015

NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND (NAN) NUVEEN NEW YORK PERFORMANCE PLUS MUNICIPAL FUND, INC. (NNP) AND NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NXK) (EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 20, 2015

To the Shareholders:

Notice is hereby given that the Annual Meeting of Shareholders (the “Annual Meeting”) of Nuveen New York Dividend Advantage Municipal Fund (“Dividend Advantage” or the “Acquiring Fund”), Nuveen New York Performance Plus Municipal Fund, Inc. (“Performance Plus”) and Nuveen New York Dividend Advantage Municipal Fund 2 (“Dividend Advantage 2” and together with Performance Plus, the “Target Funds” or each individually, a “Target Fund”) will be held in the offices of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois 60606, on Monday, April 20, 2015, at 2:00 p.m., Central time, for the following purposes:

1.	Election of Board Members.

(a)	For Dividend Advantage and Dividend Advantage 2:

(i)	Two (2) Class III board members are to be elected by holders of common shares and preferred shares, voting together as a single class. Board members Evans and Schreier are nominees for election by all shareholders.

(ii)	Two (2) board members are to be elected by holders of preferred shares only, voting separately. Board members Hunter and Schneider are nominees for election by preferred shareholders.

(b)	For Performance Plus:

(i)	Nine (9) board members are to be elected by holders of common shares and preferred shares, voting together as a single class. Board members Adams, Evans, Kundert, Nelson, Schreier, Stockdale, Stone, Stringer and Toth are nominees for election by all shareholders.

(ii)	Two (2) board members are to be elected by holders of preferred shares only, voting separately. Board members Hunter and Schneider are nominees for election by preferred shareholders.

2.

Agreement and Plan of Reorganization.    The shareholders of each Fund voting as set forth below for an Agreement and Plan of Reorganization pursuant to which each Target Fund would: (i) transfer substantially all of its assets to the Acquiring Fund in exchange solely for newly issued common shares and preferred shares of the Acquiring

1

Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Target Fund; (ii) distribute such newly issued shares of the Acquiring Fund to the common shareholders and preferred shareholders of the Target Fund (with cash being distributed in lieu of fractional common shares); and (iii) liquidate, dissolve and terminate in accordance with applicable law.

(a)	For Dividend Advantage:

The preferred shareholders voting separately to approve the Agreement and Plan of Reorganization.

(b)	For Performance Plus and Dividend Advantage 2:

(i)	The common and preferred shareholders voting together as a single class to approve the Agreement and Plan of Reorganization.

(ii)	The preferred shareholders voting separately to approve the Agreement and Plan of Reorganization.

3.	Approval of Issuance of Additional Common Shares by the Acquiring Fund.

For Dividend Advantage:

(a)	The common and preferred shareholders voting together as a single class to approve the issuance of additional common shares in connection with each reorganization pursuant to the Agreement and Plan of Reorganization.

(b)	The common shareholders voting separately to approve the issuance of additional common shares in connection with each reorganization pursuant to the Agreement and Plan of Reorganization.

4.	To transact such other business as may properly come before the Annual Meeting.

Only shareholders of record as of the close of business on February 20, 2015, are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

All shareholders are cordially invited to attend the Annual Meeting. In order to avoid delay and additional expense for the Funds and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Annual Meeting. You may vote by mail, by telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

If you intend to attend the Annual Meeting in person and you are a record holder of a Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your shares through a bank,

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broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.

Kevin J. McCarthy

Vice President and Secretary

The Nuveen Funds

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The information contained in this Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Proxy Statement/Prospectus is not an offer to sell these, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION,

DATED [—], 2015

NUVEEN FUNDS 333 WEST WACKER DRIVE CHICAGO, ILLINOIS 60606 (800) 257-8787

JOINT PROXY STATEMENT/PROSPECTUS

NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND (NAN) NUVEEN NEW YORK PERFORMANCE PLUS MUNICIPAL FUND, INC. (NNP) AND NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NXK) (EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

[—], 2015

This Joint Proxy Statement/Prospectus is being furnished to the common shareholders of Nuveen New York Dividend Advantage Municipal Fund (“Dividend Advantage” or the “Acquiring Fund”), Nuveen New York Performance Plus Municipal Fund, Inc. (“Performance Plus”) and Nuveen New York Dividend Advantage Municipal Fund 2 (“Dividend Advantage 2” and together with Performance Plus, the “Target Funds” or each individually, a “Target Fund”), each a closed-end management investment company, in connection with the solicitation of proxies by each Fund’s Board of Directors or Board of Trustees, as applicable (each, a “Board” or the “Board” and each Director or Trustee, a “Board Member”), for use at the Annual Meeting of Shareholders of each Fund to be held in the offices of Nuveen Investments, Inc. (“Nuveen” or “Nuveen Investments”), 333 West Wacker Drive, Chicago, Illinois 60606, on Monday, April 20, 2015, at 2:00 p.m., Central time, and at any and all adjournments or postponements thereof (each, an “Annual Meeting” and collectively, the “Annual Meetings”) to consider the proposals listed below and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. Each of Dividend Advantage and Dividend Advantage 2 is organized as a Massachusetts business trust. Performance Plus is organized as a Minnesota corporation. The enclosed proxy card and this Joint Proxy Statement/Prospectus are first being sent to shareholders of the Funds on or about [            ], 2015. Shareholders of record of the Funds as of the close of business on February 20, 2015 are entitled to notice of and to vote at the Annual Meeting and any and all adjournments or postponements thereof.

This Joint Proxy Statement/Prospectus explains concisely what you should know before voting on the proposals described in this Joint Proxy Statement/Prospectus or investing in the Acquiring Fund. Please read it carefully and keep it for future reference.

The securities offered by this Joint Proxy Statement/Prospectus have not been approved or disapproved by the Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Joint Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

On the matters coming before each Annual Meeting as to which a choice has been specified by shareholders on the accompanying proxy card, the shares will be voted accordingly where such proxy card is properly executed, timely received and not properly revoked (pursuant to the instructions below). If a proxy is returned and no choice is specified, the shares will be voted FOR the proposal(s). Shareholders of a Fund who execute proxies or provide voting instructions by telephone or by Internet may revoke them at any time before a vote is taken on the proposal by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

The Board of each Fund has determined that the use of this Joint Proxy Statement/Prospectus for the Annual Meetings is in the best interests of each Fund and its shareholders in light of the similar matters being considered and voted on by shareholders.

The following table indicates the proposals of each Fund for which the votes of common shareholders of each Fund are being solicited pursuant to this Joint Proxy Statement/Prospectus and which shareholders are solicited to vote with respect to each matter.

Matter		Common Shares	Preferred Shares
For Shareholders of Dividend Advantage,

1(a)(i)	the common and preferred shareholders voting together as a single class to elect two (2) Class III Board Members,	X	X*

1(a)(ii)	the preferred shareholders voting separately to elect two (2) Board Members,	—	X*

2(a)	the preferred shareholders voting separately to approve the Agreement and Plan of Reorganization,	—	X*

3(a)	the common and preferred shareholders voting together as a single class to approve the issuance of additional common shares in connection with each reorganization pursuant to the Agreement and Plan of Reorganization,	X	X*

3(b)	the common shareholders voting separately to approve the issuance of additional common shares in connection with each reorganization pursuant to the Agreement and Plan of Reorganization.	X	—

For shareholders of Performance Plus,

1(b)(i)	the common and preferred shareholders voting together as a single class to elect nine (9) Board Members,	X	X*

1(b)(ii)	the preferred shareholders voting separately to elect two (2) Board Members,	—	X*

2(b)(i)	the common and preferred shareholders voting together as a single class to approve the Agreement and Plan of Reorganization,	X	X*

2(b)(ii)	the preferred shareholders voting separately to approve the Agreement and Plan of Reorganization.	—	X*

For shareholders of Dividend Advantage 2,

1(a)(i)	the common and preferred shareholders voting together as a single class to elect two (2) Class III Board Members,	X	X*

Matter		Common Shares	Preferred Shares
1(a)(ii)	the preferred shareholders voting separately to elect two (2) Board Members,	—	X*

2(b)(i)	the common and preferred shareholders voting together as a single class to approve the Agreement and Plan of Reorganization,	X	X*

2(b)(ii)	the preferred shareholders voting separately to approve the Agreement and Plan of Reorganization.	—	X*

*	Each Fund is separately soliciting holders of its preferred shares (i.e., Variable Rate MuniFund Term Preferred Shares (“VMTP Shares”) with respect to Dividend Advantage and Dividend Advantage 2, and Variable Rate Demand Preferred Shares (“VRDP Shares”) with respect to Performance Plus) through a separate proxy statement and not through this Joint Proxy Statement/Prospectus on each of the foregoing proposals that requires preferred shareholders to vote together with common shareholders as a single class or preferred shareholders to vote separately.

A quorum of shareholders is required to take action at each Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of two Board Member nominees to be elected by holders of preferred shares of each Fund, 33 1/3% of the preferred shares entitled to vote, represented in person or by proxy, will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), if any, as present for purposes of determining a quorum.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Annual Meeting. The Funds understand that, under the rules of the New York Stock Exchange (“NYSE”), such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by each Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Proposal 1 is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of proposal 1.

VMTP Shares and VRDP Shares held in “street name” as to which voting instructions have not been received from the beneficial owners or persons entitled to vote as of one business day before the Annual Meeting, or, if adjourned, one business day before the day to which the Annual Meeting is adjourned, and that would otherwise be treated as “broker non-votes” may, pursuant to Rule 452 of the NYSE, be voted by the broker on the proposal in the same proportion as the votes cast by all holders of VMTP Shares or VRDP Shares, respectively, who have voted on the proposal. Rule 452 permits proportionate voting of VMTP Shares and VRDP Shares with respect to a particular item if, among other things, (i) a minimum of 30% of the VMTP Shares or VRDP Shares or shares of a series of VMTP Shares or VRDP Shares, respectively, outstanding has been voted by the holders of such shares with respect to such item, (ii) less than 10% of the VMTP Shares or VRDP Shares or shares of a series of VMTP Shares or VRDP Shares, respectively, outstanding has been voted by the holders of such shares against such item and (iii) for any proposal as to which holders of common shares and preferred shares vote as a single class, holders of common shares approve the proposal. For the purpose of meeting the 30% test, abstentions will be treated as shares “voted” and, for the purpose of meeting the 10% test, abstentions will not be treated as shares “voted” against the item.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Those persons who were shareholders of record at the close of business on February 20, 2015 will be entitled to one vote for each share held and, with respect to holders of common shares, a proportionate fractional vote for each fractional common share held.

As of February 20, 2015, the shares of the Funds issued and outstanding are as follows:

Fund (Ticker Symbol)	Common Shares(1)	VMTP Shares(1)	VRDP Shares(1)
Acquiring Fund (NAN)	9,262,830	560	—
Performance Plus (NNP)	15,063,511	—	890
Dividend Advantage 2 (NXK)	6,483,116	380	—

(1)	The common shares of the Acquiring Fund and Performance Plus are listed on the NYSE, and the common shares of Dividend Advantage 2 are listed on the NYSE MKT. Upon the closing of the Reorganizations, it is expected that the common shares of the Acquiring Fund will continue to be listed on the NYSE. Each of the Acquiring Fund and Dividend Advantage 2 has one series of VMTP Shares outstanding. Performance Plus has one series of VRDP Shares outstanding. Neither the VMTP Shares nor the VRDP Shares are listed on any exchange.

The proposed reorganizations seek to combine three funds that have similar investment objectives, policies and risks to achieve certain economies of scale and other operational efficiencies for the Funds. The Agreement and Plan of Reorganization by and among each Target Fund and the Acquiring Fund provides for: (i) the Acquiring Fund’s acquisition of substantially all of the assets of each Target Fund in exchange for newly issued common shares of the Acquiring Fund, par value $0.01 per share, and newly issued VMTP Shares of the Acquiring Fund, with a par value of $0.01 per share and a liquidation preference of $100,000 per share, or newly issued VRDP Shares of the Acquiring Fund, with a par value of $0.01 per share and a liquidation preference of $100,000 per share, as applicable, and the Acquiring Fund’s assumption of substantially all of the liabilities of each Target Fund; and (ii) the distribution of the newly issued Acquiring Fund common shares and Acquiring Fund preferred shares received by each Target Fund to its common and preferred shareholders, respectively, as part of the liquidation, dissolution and termination of each Target Fund in accordance with applicable law (each, a “Reorganization” and together, the “Reorganizations”). The aggregate net asset value of the Acquiring Fund common shares as of the Valuation Time (as defined in the Agreement and Plan of Reorganization) received by each Target Fund in connection with a Reorganization will equal the aggregate net asset value of the Target Fund common shares held by shareholders of such Target Fund as of such time. Prior to the Valuation Time, the net asset value of each Target Fund and the Acquiring Fund will be reduced by the costs of the Reorganizations borne by such Fund. No fractional Acquiring Fund common shares will be distributed to a Target Fund’s common shareholders in connection with a Reorganization and, in lieu of such fractional shares, each Target Fund’s common shareholders will receive cash in an amount equal to a pro rata share of the proceeds from the sale of such fractional shares in the open market, which may be higher or lower than net asset value. Preferred shareholders of each Target Fund will receive the same number of Acquiring Fund VMTP Shares or VRDP Shares, as applicable, having substantially identical terms (with respect to VMTP Shares) or substantially similar terms (with respect to VRDP Shares) as the outstanding preferred shares of the Target Fund held by such preferred shareholders immediately prior to the closing of the Reorganizations. The aggregate liquidation preference of the Acquiring Fund preferred shares received in connection with the Reorganizations will equal the aggregate liquidation preference of the corresponding Target Fund preferred shares held immediately prior to the closing of the Reorganization.

The preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations will have equal priority with each other and with the Acquiring Fund’s other outstanding preferred shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. In addition, the preferred shares of the Acquiring Fund, including the preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations, will be senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Acquiring Fund will continue to operate after the Reorganizations as a registered closed-end management investment company with the investment objectives and policies described in this Joint Proxy Statement/Prospectus.

With respect to the Reorganization of each Target Fund into the Acquiring Fund, the Reorganization is required to be approved by the affirmative vote of the holders of a majority of the Target Fund’s outstanding common and preferred shares, voting together as a single class, and by the affirmative vote of a majority of the Target Fund’s outstanding preferred shares, also voting separately. Common and preferred shareholders of the Acquiring Fund, voting together as a single class, and common shareholders, also voting separately, are being asked to approve the issuance of additional common shares of the Acquiring Fund in connection with the Reorganizations. In addition, the Reorganizations are required to be approved by the affirmative vote of a majority of the Acquiring Fund’s outstanding preferred shares, voting separately.

The closing of each Reorganization is contingent upon the closing of both of the Reorganizations. In order for the Reorganizations to occur, each Fund must obtain all requisite shareholder approvals as well as certain consents, confirmations and/or waivers from various third parties, including rating agencies with respect to outstanding preferred shares and the liquidity provider with respect to the outstanding VRDP Shares of Performance Plus. Because the closing of the Reorganizations is contingent upon both of the Target Funds and the Acquiring Fund obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganizations will not occur, even if shareholders of your Fund entitled to vote on the Agreement and Plan of Reorganization approve the Reorganization(s) and your Fund satisfies all of its closing conditions, if one or more of the other Funds does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the proposals or continuing to operate the Fund as a stand-alone fund.

v

This Joint Proxy Statement/Prospectus concisely sets forth the information shareholders of the Funds should know before voting on the proposals and constitutes an offering of common shares of the Acquiring Fund only. Shareholders should read it carefully and retain it for future reference.

The following documents have been filed with the SEC and are incorporated into this Joint Proxy Statement/Prospectus by reference:

(i)	the Statement of Additional Information relating to the proposed Reorganizations, dated [ ], 2015 (the “Reorganization SAI”);

(ii)	the audited financial statements and related independent registered public accounting firm’s report for the Acquiring Fund and the financial highlights for the Acquiring Fund contained in the Fund’s Annual Report for the fiscal year ended September 30, 2014; and

(iii)	the audited financial statements and related independent registered public accounting firm’s report for each Target Fund and the financial highlights for each Target Fund contained in the Fund’s Annual Report for the fiscal year ended September 30, 2014.

No other parts of the Funds’ Annual Reports are incorporated by reference herein.

Copies of the foregoing may be obtained without charge by calling (800) 257-8787 or writing the Funds at 333 West Wacker Drive, Chicago, Illinois 60606. If you wish to request a copy of the Reorganization SAI, please ask for the “New York Reorganization SAI.” In addition, each Fund will furnish, without charge, a copy of its most recent Annual Report to a shareholder upon request. Any such request should be directed to the Funds by calling (800) 257-8787 or by writing the Funds at 333 West Wacker Drive, Chicago, Illinois 60606.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Funds, including the Registration Statement on Form N-14 relating to the common shares of the Acquiring Fund of which this Joint Proxy Statement/Prospectus is a part, may be inspected without charge and copied (for a duplication fee at prescribed rates) at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549 or at the SEC’s New York Regional Office (3 World Financial Center, Suite 400, New York, New York 10281) or Chicago Regional Office (175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604). You may call the SEC at (202) 551-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

The common shares of the Acquiring Fund and Performance Plus are listed on the NYSE, and the common shares of Dividend Advantage 2 are listed on the NYSE MKT. Neither the VMTP Shares of the Acquiring Fund and of Dividend Advantage 2 nor the VRDP Shares of Performance Plus are listed on any exchange. Upon the closing of the Reorganizations, it is expected that the common shares of the Acquiring Fund will continue to be listed on the NYSE. Reports, proxy statements and other information concerning the Funds can be inspected at the offices of the NYSE and NYSE MKT, 11 Wall Street, New York, New York 10005.

This Joint Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of the Acquiring Fund common shares in each Reorganization. In this connection, no person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

JOINT PROXY STATEMENT/PROSPECTUS

[—], 2015

NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND (NAN) NUVEEN NEW YORK PERFORMANCE PLUS MUNICIPAL FUND, INC. (NNP) AND NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NXK)

TABLE OF CONTENTS

(continued)

PROPOSAL NO. 1—THE ELECTION OF BOARD MEMBERS

(COMMON SHAREHOLDERS OF EACH FUND)

Dividend Advantage and Dividend Advantage 2

Pursuant to the organizational documents of Dividend Advantage and Dividend Advantage 2 (each, a “Massachusetts Fund”), the Board is divided into three classes (Class I, Class II and Class III), to be elected by the holders of the outstanding common shares and any outstanding preferred shares, voting together as a single class, to serve until the third succeeding annual meeting subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified. Under normal circumstances, holders of preferred shares, voting separately, are entitled to elect two (2) Board Members. The Board Members elected by holders of preferred shares will be elected to serve until the next annual meeting or until their successors have been duly elected and qualified.

a.	For each Massachusetts Fund:

(i)	Two (2) Board Members are to be elected by holders of common shares and preferred shares, voting together as a single class. Board Members Evans and Schreier have been designated as Class III Board Members and are nominees for election at the Annual Meeting to serve for a term expiring at the 2018 annual meeting of shareholders or until their successors have been duly elected and qualified. Board Members Adams, Kundert, Nelson, Stockdale, Stone, Stringer and Toth are current and continuing Board Members. Board Members Stockdale, Stone and Stringer have been designated as Class I Board Members to serve for a term expiring at the 2016 annual meeting of shareholders or until their successors have been duly elected and qualified. Board Members Adams, Kundert, Nelson and Toth have been designated as Class II Board Members to serve for a term expiring at the 2017 annual meeting of shareholders or until their successors have been duly elected and qualified.

(ii)	Two (2) Board Members are to be elected by holders of preferred shares, voting separately. Board Members Hunter and Schneider are nominees for election by holders of preferred shares to serve for a term expiring at the next annual meeting or until their successors have been duly elected and qualified.

Performance Plus

At the Annual Meeting of Performance Plus (or the “Minnesota Fund”), Board Members are to be elected to serve until the next annual meeting or until their successors have been duly elected and qualified. Under the terms of the Minnesota Fund’s organizational documents, under normal circumstances, holders of preferred shares, voting separately, are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of common shares and preferred shares, voting together as a single class.

b.	For the Minnesota Fund:

(i)	Nine (9) Board Members are to be elected by holders of common shares and preferred shares, voting together as a single class. Board Members Adams, Evans, Kundert, Nelson, Schreier, Stockdale, Stone, Stringer and Toth are nominees for election by all shareholders.

(ii)	Two (2) Board Members are to be elected by holders of preferred shares only, voting separately. Board Members Hunter and Schneider are nominees for election by holders of preferred shares.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed in the table below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by that Fund’s then-present Board.

For each Massachusetts Fund, Class III Board Member Evans, a nominee for election by holders of common and preferred shares, was last elected at the annual meeting of shareholders held on March 30, 2012, and adjourned to May 8, 2012. Class III Board Member Schreier, who is also a nominee for election, was appointed to the Board effective September 1, 2013, and elected at a special meeting of shareholders held on August 5, 2014, and, with respect to Dividend Advantage 2, adjourned to September 19, 2014. Board Members Stockdale, Stone and Stringer were last elected to each Massachusetts Fund’s Board as Class I Board Members at the annual meeting of shareholders held on April 3, 2013. Class II Board Members Kundert and Toth were last elected at each Massachusetts Fund’s annual meeting of shareholders held on January 10, 2014. Effective September 1, 2013, each of Messrs. Adams and Nelson was appointed as a Board Member and designated as a Class II Board Member with respect to each Massachusetts Fund. Thereafter, Messrs. Adams and Nelson were elected by shareholders at each Massachusetts Fund’s annual meeting held on January 10, 2014. Board Members Hunter and Schneider were last elected by holders of preferred shares at the annual meeting of shareholders held on January 10, 2014.

For Performance Plus, each Board Member was last elected to the Fund’s Board at the annual meeting of shareholders held on January 10, 2014.

Other than Messrs. Adams and Schreier (for all Funds), each of the Board Members and Board Member nominees is not an “interested person,” as defined in the 1940 Act, of the Funds or of Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”), the investment adviser to each Fund, and has never been an employee or director of Nuveen Investments, the Adviser’s parent company, or any affiliate. Accordingly, such Board Members are deemed “Independent Board Members.”

For each Fund, the affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect each Board Member of that Fund. For purposes of determining the approval of the proposal to elect nominees for each Fund, abstentions and broker non-votes will have no effect on the election of Board Members.

The Board of each Fund unanimously recommends that shareholders vote FOR the election of each Board Member identified in the table below as having an annual term or designated as a Class III Board Member, as applicable.

2

Board Nominees/Board Members

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Nominees/Board Members who are not interested persons of the Funds

William J. Schneider(2) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1944	Chairman of the Board; Board Member	Term: Annual Length of Service: Since 1996, Chairman of the Board Since July 1, 2013	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of MedAmerica Health System, of Tech Town, Inc., a not-for-profit community development company, and of WDPR Public Radio Station; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Director, Dayton Development Coalition; formerly, Board Member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	195	None

Jack B. Evans c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1948	Board Member	Term: Annual or Class III Board Member until 2015 Annual Shareholder Meeting Length of Service: Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director, Source Media Group; Life Trustee of Coe College and Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; formerly, Member and President Pro Tem of the Board of Regents for the State of Iowa University System.	195	Director and Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy.

3

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
William C. Hunter c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1948	Board Member	Term: Annual Length of Service: Since 2004	Dean Emeritus (since June 30, 2012), formerly, Dean (2006-2012), Tippie College of Business, University of Iowa; Director (since 2005) and President (since July 2012), Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	195	Director (since 2004) of Xerox Corporation.

4

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
David J. Kundert c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1942	Board Member	Term: Annual or Class II Board Member until 2017 Annual Shareholder Meeting Length of Service: Since 2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; Member of the Wisconsin Bar Association; Member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; Member of the Board of Directors (Milwaukee), College Possible.	195	None

5

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
John K. Nelson c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1962	Board Member	Term: Annual or Class II Board Member until 2017 Annual Shareholder Meeting Length of Service: Since 2013

Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001);

formerly, Trustee at St. Edmund Preparatory School in New York City; formerly, Chair of the Board of Trustees of Marian University (2011-2014).

				195	None

6

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Judith M. Stockdale c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1947	Board Member	Term: Annual or Class I Board Member until 2016 Annual Shareholder Meeting Length of Service: Since 1997	Board Member of the U.S. Endowment for Forestry and Communities (since 2013); Board Member of the Land Trust Alliance (since 2013); Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	195	None

Carole E. Stone c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1947	Board Member	Term: Annual or Class I Board Member until 2016 Annual Shareholder Meeting Length of Service: Since 2007	Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	195	Director, CBOE Holdings, Inc. (since 2010).

Virginia L. Stringer c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1944	Board Member	Term: Annual or Class I Board Member until 2016 Annual Shareholder Meeting Length of Service: Since 2011	Board Member, Mutual Fund Directors Forum; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; Governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company.	195	Previously, Independent Director (1987- 2010) and Chair (1997- 2010), First American Fund Complex.

7

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Terence J. Toth(3) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1959	Board Member	Term: Annual or Class II Board Member until 2017 Annual Shareholder Meeting Length of Service: Since 2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012) and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	195	None

8

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Nominees/Board Members who are “interested persons” of the Funds

William Adams IV(4) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1955	Board Member	Term: Annual or Class II Board Member until 2017 Annual Shareholder Meeting Length of Service: Since 2013	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President, U.S. Structured Products (1999-2010) of Nuveen Investments, Inc.; Co- President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.	195	None

Thomas S. Schreier, Jr.(4) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1962	Board Member	Term: Annual or Class III Board Member until 2015 Annual Shareholder Meeting Length of Service: Since 2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of the Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	195	None

9

(1)	Length of Time Served indicates the year in which the individual became a Board Member of a fund in the Nuveen fund complex.
(2)	Mr. Schneider is one of several owners and managing members in two limited liability companies and a general partner and one member of the governing body of a general partnership, each engaged in real estate ownership activities. In connection with their ordinary course of investment activities, court appointed receivers have been named for certain individual properties owned by such entities. The individual properties for which a receiver has been appointed represent an immaterial portion of the portfolio assets owned by these entities.
(3)	Mr. Toth serves as a director on the Board of Directors of the Mather Foundation (the “Foundation”) and is a member of its investment committee. The Foundation is the parent of the Mather LifeWays organization, a non-profit charitable organization. Prior to Mr. Toth joining the Board of the Foundation, the Foundation selected Gresham Investment Management (“Gresham”), an affiliate of Nuveen Fund Advisors, LLC, to manage a portion of the Foundation’s investment portfolio, and pursuant to this selection, the Foundation has invested that portion of its investment portfolio in a private commodity pool managed by Gresham.
(4)	Each of Messrs. Adams and Schreier is an “interested person” as defined in the 1940 Act by reason of his respective position(s) with Nuveen Investments, Inc. and/or certain of its subsidiaries.

In order to create an appropriate identity of interests between Board Members and shareholders, the boards of directors/trustees of the Nuveen funds have adopted a governance principle pursuant to which each Board Member is expected to invest, either directly or on a deferred basis, at least the equivalent of one year of compensation in the funds in the Nuveen complex.

The dollar range of equity securities beneficially owned by each Board Member in each Fund and all Nuveen funds overseen by the Board Member as of December 31, 2014 is set forth in Appendix C. The number of shares of each Fund beneficially owned by each Board Member and by the Board Members and officers of the Funds as a group as of December 31, 2014 is also set forth in Appendix C. As of December 31, 2014, Board Members and executive officers as a group beneficially owned approximately 1,400,000 shares of all funds managed by the Adviser (including shares held by the Board Members through the Deferred Compensation Plan for Independent Board Members and by executive officers in Nuveen’s 401(k)/profit sharing plan), and each Board Member’s individual beneficial shareholdings of each Fund constituted less than 1% of the outstanding shares of such Fund. As of December 31, 2014, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of each Fund. Information regarding beneficial owners of more than 5% of any class of shares of any Fund is provided under “General Information—Shareholders of the Acquiring Fund and the Target Funds.”

Compensation

Effective January 1, 2015, Independent Board Members receive a $160,000 annual retainer plus: (a) a fee of $5,250 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled meetings of the Board where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not

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required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held; and (g) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $75,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Closed-End Funds Committee receive $12,500 each and the chairperson of the Nominating and Governance Committee receives $5,000 as additional annual retainers. Independent Board Members also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund.

The Funds do not have retirement or pension plans. Certain Nuveen funds (the “Participating Funds”) participate in a deferred compensation plan (the “Deferred Compensation Plan”) that permits an Independent Board Member to elect to defer receipt of all or a portion of his or her compensation as an Independent Board Member. The deferred compensation of a participating Independent Board Member is credited to a book reserve account of the Participating Fund when the compensation would otherwise have been paid to such Independent Board Member. The value of the Independent Board Member’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from an Independent Board Member’s deferral account, the Independent Board Member may elect to receive distributions in a lump sum or over a period of five years. The Participating Fund will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Funds have no employees. The officers of the Funds and each Board Member of the Funds who is not an Independent Board Member serve without any compensation from the Funds.

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The table below shows, for each Independent Board Member, the aggregate compensation paid by each Fund to the Board Member for its last fiscal year:

Aggregate Compensation from the Funds(1)

Fund	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
Dividend Advantage	$1,697	$1,654	$1,682	$385	$1,793	$1,686	$1,696	$1,646	$1,715
Performance Plus	853	781	933	641	1,040	831	877	768	785
Dividend Advantage 2	1,167	1,138	1,157	265	1,234	1,160	1,166	1,132	1,180
Total Compensation from Nuveen Funds Paid to Board Members(2)	$297,182	$270,000	$317,741	$221,167	$355,612	$288,690	$300,662	$268,000	$275,862

(1)	Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Funds (including the return from the assumed investment in the Participating Funds) payable are:

Fund	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson(3)	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
Dividend Advantage	$—	$—	$—	$—	$—	$—	$—	$—	$—
Performance Plus	126	—	933	—	1,040	124	452	—	234
Dividend Advantage 2	—	—	—	—	—	—	—	—	—

(2)	Based on the total compensation paid, including deferred fees (including the return from the assumed investment in the eligible Nuveen funds), to the Board Members for the fiscal year ended September 30, 2014 for services to the Nuveen open-end and closed-end funds advised by the Adviser.

Board Leadership Structure and Risk Oversight

The Board of each Fund oversees the operations and management of the Fund, including the duties performed for the Fund by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the complex. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Board Members across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

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In an effort to enhance the independence of the Board, the Board also has a Chairman that is an Independent Board Member. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Board Members have elected William J. Schneider as the independent Chairman of the Board, effective July 1, 2013. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Board Members are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of a Fund’s operations. The Board has established six standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Closed-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

Executive Committee.    The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are William J. Schneider, Chair, William Adams IV and Judith M. Stockdale. The number of Executive Committee meetings of each Fund held during its last fiscal year is shown in Appendix D.

Dividend Committee.    The Dividend Committee is authorized to declare distributions on each Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. As of January 1, 2015, the members of the Dividend Committee are William C. Hunter, Chair, Jack B. Evans, Judith M. Stockdale and Terence J. Toth. The number of Dividend Committee meetings of each Fund held during its last fiscal year is shown in Appendix D.

Closed-End Funds Committee.    The Closed-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen funds that are registered as closed-end management investment companies (“Closed-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The committee operates under a written charter adopted and approved by the Board. As of January 1, 2015, the members of the Closed-End Funds Committee are Carole E. Stone, Chair, William Adams IV, Jack B. Evans, William C. Hunter, John K. Nelson and William J. Schneider. The number of Closed-End Funds Committee meetings of each Fund held during its last fiscal year is shown in Appendix D.

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Audit Committee.    The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the Exchange Act, that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the NYSE or NYSE MKT, as applicable. The Audit Committee assists the Board in: the oversight and monitoring of the accounting and reporting policies, processes and practices of the Funds, and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention, and considers the risks to the Funds in assessing the possible resolutions of these matters. The Audit Committee may also consider any financial risk exposures for the Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Funds and the internal audit group at Nuveen. The Audit Committee also may review, in a general manner, the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The Audit Committee operates under a written Audit Committee Charter (the “Charter”) adopted and approved by the Board, which Charter conforms to the listing standards of the NYSE or NYSE MKT, as applicable. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Board Members, would interfere with their exercise of independent judgment as an Audit Committee member. As of January 1, 2015, the members of the Audit Committee are Jack B. Evans, Chair, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth, each of whom is an Independent Board Member of the Funds. A copy of the Charter is attached as Appendix F. The number of Audit Committee meetings of each Fund held during its last fiscal year is shown in Appendix D.

Compliance, Risk Management and Regulatory Oversight Committee.    The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee: reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other

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things, exposures to: particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. As of January 1, 2015, the Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are Virginia L. Stringer, Chair, William C. Hunter, John K. Nelson and Judith M. Stockdale. The number of Compliance Committee meetings of each Fund held during its last fiscal year is shown in Appendix D.

Nominating and Governance Committee.    The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that, as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Funds’ business.

In addition, the Nominating and Governance Committee, among other things: makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with Board Members; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation, including the compensation of the Independent Chairman of the Board. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson,

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Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate, independence from the Adviser, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Board Member at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board Members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx, and is composed entirely of Independent Board Members, who are also “independent” as defined by NYSE or NYSE MKT listing standards, as applicable. Accordingly, the members of the Nominating and Governance Committee are William J. Schneider, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, John K. Nelson, Judith M. Stockdale, Carole E. Stone, Virginia L. Stringer and Terence J. Toth. The number of Nominating and Governance Committee meetings of each Fund held during its last fiscal year is shown in Appendix D.

The number of regular quarterly meetings and special meetings held by the Board of each Fund during the Fund’s last fiscal year is shown in Appendix D. During the last fiscal year, each Board Member attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx.

Board Diversification and Board Member Qualifications.    In determining that a particular Board Member was qualified to serve on the Board, the Board considers each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each Board Member should serve in that capacity. References to the experiences, qualifications, attributes and skills of Board

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Members are pursuant to requirements of the SEC, do not constitute holding out the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

William Adams IV

Mr. Adams, an interested Board Member of the Funds, has been Senior Executive Vice President, Global Structured Products of Nuveen Investments since November 2010. Mr. Adams has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Prior to that, he was Executive Vice President, U.S. Structured Products from December 1999 until November 2010 and served as Managing Director of Structured Investments from September 1997 to December 1999 and Vice President and Manager, Corporate Marketing from August 1994 to September 1997. Mr. Adams earned his Bachelor of Arts degree from Yale University and his Masters of Business Administration (“MBA”) from the University of Chicago’s Graduate School of Business. He is an Associate Fellow of Yale’s Timothy Dwight College and is currently on the Board of the Chicago Symphony Orchestra and of Gilda’s Club Chicago. Mr. Adams joined the Board in 2013.

Jack B. Evans

President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago, a Director of Alliant Energy and a Member and President Pro Tem of the Board of Regents for the State of Iowa University System. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Source Media Group and is a Life Trustee of Coe College. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa. Mr. Evans joined the Board in 1999.

William C. Hunter

Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa on June 30, 2012. He was appointed Dean of the College on July 1, 2006. He was previously Dean and Distinguished Professor of Finance at the University of Connecticut School of Business from 2003 to 2006. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He is Director and President of Beta Gamma Sigma, Inc., The International Business Honor Society. Mr. Hunter joined the Board in 2003.

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David J. Kundert

Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, and as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Mr. Kundert recently retired as a Director of the Northwestern Mutual Wealth Management Company (2006-2013). He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and he is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He is a Regent Emeritus and a Member of the Investment Committee of Luther College. He is also a Member of the Board of Directors (Milwaukee), College Possible. He received his Bachelor of Arts degree from Luther College and his Juris Doctor from Valparaiso University. Mr. Kundert joined the Board in 2005.

John K. Nelson

Mr. Nelson is currently a senior external advisor to the financial services practice of Deloitte Consulting LLP. He currently serves on the Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008. From 2007 to 2008, Mr. Nelson was Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and, during his tenure with ABN AMRO, served as the bank’s representative on various committees of the Bank of Canada, European Central Bank, and the Bank of England. At Fordham University, he currently serves as a director of The Curran Center for Catholic American Studies, and The President’s Council. He is also a member of The Economic Club of Chicago and The Hyde Park Angels, and was formerly a Trustee at St. Edmund Preparatory School in New York City and is former chair of the Board of Trustees of Marian University. Mr. Nelson graduated and received his MBA from Fordham University. Mr. Nelson joined the Board in 2013.

William J. Schneider

Mr. Schneider, the Board’s Independent Chairman, is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners, a real estate investment company. He is an owner in several other Miller-Valentine entities. He is currently a member of the Boards of Tech Town, Inc., a not-for-profit community development corporation, of WDPR Public Radio Station and of Med-America Health System. He was formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider was also a member of the Business Advisory Council for the University of Dayton College of Business. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider was an independent trustee of the Flagship Funds, a group of municipal open-end funds. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton. Mr. Schneider joined the Board in 1996.

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Thomas S. Schreier, Jr.

Mr. Schreier, an interested Board Member of the Funds, has been Vice Chairman, Wealth Management of Nuveen Investments since January 2011. Mr. Schreier has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Until Nuveen Investments’ acquisition of FAF Advisors on January 1, 2011, Mr. Schreier was Chief Executive Officer of FAF Advisors from November 2000, Chief Investment Officer of FAF Advisors from September 2007 and President of First American Funds from February 2001 to December 2010. From 1998 to November 2000, Mr. Schreier served as Senior Managing Director and Head of Equity Research for U.S. Bancorp Piper Jaffray, Inc. He received a Bachelor’s degree from the University of Notre Dame and an MBA from Harvard University. Mr. Schreier is a member of the Board of Governors of the Investment Company Institute and is on its Chairman’s Council. He has also served as director, chairman of the finance committee, and member of the audit committee for Pinnacle Airlines Corp. Mr. Schreier is former chairman of the Saint Thomas Academy Board of Trustees, a founding investor of Granite Global Ventures, and a member of the Applied Investment Management Advisory Board for the University of Notre Dame. Mr. Schreier joined the Board in 2013.

Judith M. Stockdale

Ms. Stockdale retired at the end of 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. She is currently a board member of the U.S. Endowment for Forestry and Communities (since 2013) and rejoined the board of the Land Trust Alliance in June 2013. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University. Ms. Stockdale joined the Board in 1997.

Carole E. Stone

Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the boards of directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts in Business Administration from Skidmore College. Ms. Stone joined the Board in 2006.

Virginia L. Stringer

Ms. Stringer served as the independent chair of the Board of the First American Fund Complex from 1997 to 2010, having joined such Board in 1987. Ms. Stringer serves on the Board of the Mutual Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate

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Directors. Ms. Stringer is the past board chair of the Oak Leaf Trust, director emeritus and former Chair of the Saint Paul Riverfront Corporation and also served as President of the Minneapolis Club’s Governing Board. She is a director and former board chair of the Minnesota Opera and a Life Trustee and former board member of the Voyageur Outward Bound School. She also served as a trustee of Outward Bound USA. She was appointed by the Governor of Minnesota to the Board on Judicial Standards and also served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business School as an International Business Fellow. Ms. Stringer recently served as board chair of the Human Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy and leadership. She has twenty-five years of corporate experience, having held executive positions in general management, marketing and human resources with IBM and the Pillsbury Company. Ms. Stringer joined the Board in 2011.

Terence J. Toth

Mr. Toth is a Managing Partner of Promus Capital (since 2008). From 2008 to 2013, he served as a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of Chicago Fellowship, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012), and is Chairman of the Board of Catalyst Schools of Chicago. He is on the Mather Foundation Board (since 2012) and is a member of its investment committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University. Mr. Toth joined the Board in 2008.

Independent Chairman.    William J. Schneider currently serves as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (a) presiding at all meetings of the Board and of the shareholders; (b) seeing that all orders and resolutions of the Board Members are carried into effect; and (c) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Board Member Terms.    For Performance Plus, all Board Members are elected annually for one-year terms. With respect to Dividend Advantage and Dividend Advantage 2, shareholders will be asked to elect Board Members as each Board Member’s term expires, and with respect to Board Members elected by common and preferred shareholders voting as a single class, each such Board Member shall be elected for a term expiring at the time of the third succeeding annual meeting subsequent to his or her election or thereafter in each case when his or her respective successor is duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board of each of Dividend Advantage and Dividend Advantage 2.

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The Officers

The following table sets forth information with respect to each officer of the Funds. Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 1956	Chief Administrative Officer	Term: Annual Length of Service: Since 1988	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC and Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	196

Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 1962	Vice President	Term: Annual Length of Service: Since 2007	Managing Director (since 2004) of Nuveen Securities LLC; Managing Director (since 2014) of Nuveen Fund Advisors, LLC.	89

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Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 1964	Vice President	Term: Annual Length of Service: Since 2009	Executive Vice President (since 2008) of Nuveen Investments, Inc., Nuveen Fund Advisors, LLC (since 2011) and Nuveen Securities, LLC (since 2013); Managing Director—Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Chartered Financial Analyst.	196

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 1945	Vice President	Term: Annual Length of Service: Since 1998	Managing Director of Nuveen Investments Holdings, Inc.	196

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 1954	Vice President and Controller	Term: Annual Length of Service: Since 1993	Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	196

Scott S. Grace 333 West Wacker Drive Chicago, IL 60606 1970	Vice President and Treasurer	Term: Annual Length of Service: Since 2009	Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers Inc., Nuveen Investments Holdings, Inc., Nuveen Securities, LLC and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009) of Janus Capital Group, Inc.; Chartered Accountant Designation.	196

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Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 1970	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC.	196

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	Term: Annual Length of Service: Since 2002	Senior Vice President of Nuveen Investments Holdings, Inc.	196

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 1966	Vice President and Secretary	Term: Annual Length of Service: Since 2007	Managing Director and Assistant Secretary (since 2008) of Nuveen Securities, LLC and Nuveen Investments, Inc.; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008) and Assistant Secretary of Nuveen Investments Holdings, Inc. and Nuveen Investments Advisers Inc.; Vice President (since 2007) and Assistant Secretary of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and (since 2010) Winslow Capital Management, LLC; Vice President (since 2010) and Assistant Secretary of Nuveen Commodities Asset Management, LLC.	196

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Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, MN 55402 1953	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2011	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	196

Joel T. Slager 333 West Wacker Drive Chicago, IL 60606 1978	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	196

(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.
(2)	Information as of January 1, 2015.

PROPOSAL NO. 2—REORGANIZATION OF EACH TARGET FUND INTO THE ACQUIRING FUND (COMMON SHAREHOLDERS OF EACH TARGET FUND)

A.	SYNOPSIS

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus with respect to the proposed Reorganizations and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement/Prospectus and in the Reorganization SAI and the appendices thereto. Shareholders should read the entire Joint Proxy Statement/Prospectus carefully. Certain capitalized terms used but not defined in this summary are defined elsewhere in this Joint Proxy Statement/Prospectus.

Background and Reasons for the Reorganizations

The boards of directors/trustees of Nuveen’s municipal closed-end funds, including the Board of each Fund, have approved a series of mergers of single-state municipal closed-end funds, including the Reorganization of each Target Fund into the Acquiring Fund. Each Board has determined that the Reorganization(s) proposed for its Fund would be in the best interests of its Fund. Each Fund’s Board considered the Reorganization(s) as part of a broad initiative to rationalize the product offerings of Nuveen funds and eliminate overlapping products. The Acquiring Fund and each Target Fund have

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similar investment objectives, policies and risks, substantially similar portfolio compositions and are managed by the same portfolio manager. The proposed Reorganizations are intended to result in the same or a lower effective management fee rate based on managed assets (which generally includes leverage) due to the availability of lower breakpoints in the applicable fee schedule and lower total expenses per common share (excluding the costs of leverage) for shareholders of each Fund (as shareholders of the combined fund following the Reorganizations) due to economies of scale resulting from the larger size of the combined fund. The proposed Reorganizations are also intended to enhance the secondary trading market for common shares of the Acquiring Fund as a result of the greater share volume of the combined fund. As a result of differences in the cost of leverage, the projected total expense ratio (including cost of leverage) of the combined fund as of the date presented in the Comparative Fee Table in the enclosed Joint Proxy Statement/Prospectus is equal to the total expense ratio (including cost of leverage) for each of the Acquiring Fund and Dividend Advantage 2 and lower than the total expense ratio (including cost of leverage) for Performance Plus.

The closing of each Reorganization is contingent upon the closing of both of the Reorganizations. In order for the Reorganizations to occur, each Fund must obtain all requisite shareholder approvals as well as certain consents, confirmations and/or waivers from various third parties, including rating agencies with respect to outstanding preferred shares and the liquidity provider with respect to the outstanding VRDP Shares of Performance Plus. Because the closing of the Reorganizations is contingent upon both of the Target Funds and the Acquiring Fund obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganizations will not occur, even if shareholders of your Fund that are entitled to vote on the Agreement and Plan of Reorganization approve the Reorganization(s) and your Fund satisfies all of its closing conditions, if one or more of the other Funds does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the proposals or continuing to operate the Fund as a stand-alone fund. For a fuller discussion of the Boards’ considerations regarding the approval of the Reorganizations, see “Proposal No. 2—Information About the Reorganizations—Reasons for the Reorganizations.”

Material Federal Income Tax Consequences of the Reorganizations

As a condition to closing, each Fund will receive, with respect to its proposed Reorganization(s), an opinion of Vedder Price P.C., subject to certain representations, assumptions and conditions, substantially to the effect that the proposed Reorganization(s) will qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). In addition, each of Sidley Austin LLP (with respect to the VRDP Shares) and K&L Gates LLP (with respect to the VMTP Shares), as special tax counsel to the Acquiring Fund, will deliver an opinion to the Acquiring Fund, subject to certain representations, assumptions and conditions, substantially to the effect that the Acquiring Fund preferred shares received in connection with the Reorganizations by holders of the preferred shares of the Target Funds will qualify as equity in the Acquiring Fund for federal income tax purposes. Accordingly, it is expected that no Fund will recognize gain or loss for federal income tax purposes as a direct result of the Reorganizations. It is also expected that shareholders of a Target Fund who receive Acquiring Fund shares pursuant to a Reorganization will recognize no gain or loss for federal income tax purposes, except to the extent a common shareholder of a Target Fund receives cash in lieu of a fractional Acquiring Fund common share. Prior to the closing of the Reorganizations, each Target Fund expects to declare a distribution of all of its net

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investment income and net capital gains, if any. All or a portion of such a distribution may be taxable to a Target Fund’s shareholders for federal income tax purposes. In addition, to the extent that a Target Fund’s portfolio securities are sold in connection with a Reorganization, such Target Fund may recognize gains or losses, which may increase or decrease the net capital gain or net investment income to be distributed by the Target Fund. However, since each Target Fund’s current portfolio composition is substantially similar to that of the Acquiring Fund, it is not currently expected that any significant portfolio sales will occur solely in connection with the Reorganizations (such sales are expected to be less than 5% of the assets of each Target Fund).

With respect to the preferred shares of the Acquiring Fund issued in the Reorganizations, the Acquiring Fund will receive an opinion from special tax counsel that the preferred shares will constitute equity of the Acquiring Fund, and the foregoing discussion and the tax opinion received by the Funds regarding certain aspects of the Reorganizations, including that the Reorganizations will qualify as tax-free reorganizations under the Code, relies on the position that the preferred shares will constitute equity of the Acquiring Fund. Accordingly, distributions with respect to the preferred shares (other than distributions in redemption of preferred shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Acquiring Fund’s allocable current or accumulated earnings and profits, as calculated for federal income tax purposes. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for the preferred shares issued in the Reorganizations, there can be no assurance that the Internal Revenue Service (the “IRS”) will not question special tax counsel’s opinion and the Acquiring Fund’s treatment of the preferred shares as equity. If the IRS were to succeed in such a challenge, holders of preferred shares could be characterized as receiving taxable interest income rather than exempt-interest or other dividends, possibly requiring them to file amended income tax returns and retroactively to recognize additional amounts of ordinary income or to pay additional tax, interest and penalties, and the tax consequences of the Reorganizations could differ significantly from those described above.

Comparison of the Acquiring Fund and each Target Fund

General.    The Acquiring Fund and each Target Fund are diversified, closed-end management investment companies. Set forth below is certain comparative information about the organization, capitalization and operation of each Fund.

Organization
Fund	Organization Date	State of Organization	Entity Type
Acquiring Fund	December 1, 1998	Massachusetts	business trust
Performance Plus	October 5, 1989	Minnesota	corporation
Dividend Advantage 2	June 1, 1999	Massachusetts	business trust

Capitalization—Common Shares
Fund	Authorized Shares	Shares Outstanding(1)	Par Value Per Share	Preemptive, Conversion or Exchange Rights	Rights to Cumulative Voting	Exchange on which Common Shares are Listed
Acquiring Fund	Unlimited	9,262,830	$0.01	None	None	NYSE
Performance Plus	200,000,000	15,063,511	$0.01	None	None	NYSE
Dividend Advantage 2	Unlimited	6,483,116	$0.01	None	None	NYSE MKT

(1)	As of February 20, 2015.

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Upon the closing of the Reorganizations, it is expected that the common shares of the Acquiring Fund will continue to be listed on the NYSE.

The Acquiring Fund currently has outstanding 560 VMTP Shares, with a par value of $0.01 per share and a liquidation preference of $100,000 per share (“Outstanding VMTP Shares”), which will remain outstanding following the completion of the Reorganizations. Performance Plus currently has outstanding 890 VRDP Shares, with a par value of $0.01 per share and a liquidation preference of $100,000 per share. Dividend Advantage 2 currently has outstanding 380 VMTP Shares, with a par value of $0.01 per share and a liquidation preference of $100,000 per share. VMTP Shares and VRDP Shares are entitled to one vote per share. The preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations will have equal priority with each other and with the Acquiring Fund’s other outstanding preferred shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. In addition, the preferred shares of the Acquiring Fund, including preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations, will be senior in priority to the Acquiring Fund’s common shares as to payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations will have rights and preferences, including liquidation preferences, that are substantially identical (with respect to VMTP Shares) or substantially similar (with respect to VRDP Shares) to those of the outstanding Target Fund preferred shares for which they are exchanged.

Investment Objectives and Policies.    The Funds have similar investment objectives and policies. For each of the Acquiring Fund and Dividend Advantage 2, the investment objectives are to provide current income exempt from regular federal, New York State and New York City income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. The primary investment objective of Performance Plus is to provide, through investment in a professionally managed portfolio of investment grade quality tax-exempt New York municipal obligations, current income exempt from regular federal as well as New York State and New York City income taxes. The secondary investment objective of Performance Plus is the enhancement of portfolio value relative to the New York municipal bond market through investments in tax-exempt New York municipal obligations that, in the opinion of the Adviser, are underrated or undervalued or that represent municipal markets that are undervalued. With the exception of the reference to “investment grade quality” in the primary investment objective of Performance Plus and the characterization of the investment objectives as “primary” and “secondary” components, the investment objectives of the Acquiring Fund and Dividend Advantage 2 are otherwise consistent with those of Performance Plus. (As described more fully below, it is a non-fundamental policy of each Fund to invest, under normal circumstances, at least 80% of its managed assets in investment-grade securities.)

It is a fundamental policy of each Fund that, under normal circumstances, the Fund will invest at least 80% of its net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) or preferred shares outstanding (“Managed Assets”), in municipal securities and other related investments, the income from which is exempt from regular federal, New York State and New York City income taxes.

As a non-fundamental policy, under normal circumstances, each Fund will invest at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within

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the four highest grades (Baa or BBB or better) by at least one of the nationally recognized statistical rating organizations (each, an “NRSRO” or collectively, the “NRSROs”) that rate such security or are unrated but judged to be of comparable quality by the Adviser and/or Nuveen Asset Management, LLC, the sub-adviser to each Fund (“Nuveen Asset Management” or the “Sub-Adviser”). Also, as a non-fundamental policy, each Fund may invest up to 20% of its Managed Assets in municipal securities that, at the time of investment, are rated below investment grade or are unrated but judged to be of comparable quality by the Adviser and/or the Sub-Adviser. Additionally, as a non-fundamental policy, no more than 10% of each Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Adviser and/or the Sub-Adviser.

Securities of below investment grade quality (Ba/BB or below) are commonly referred to as “junk bonds.” Issuers of securities rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal securities rated Baa or BBB are considered “investment grade” securities; municipal securities rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while municipal securities rated BBB are regarded as having adequate capacity to pay principal and interest. Municipal securities rated AAA in which a Fund may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest. Municipal securities rated below investment grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal securities rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad. The market for unrated municipal securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and a Fund may have greater difficulty selling its holdings of these types of portfolio securities. A Fund will be more dependent on the Adviser’s and/or the Sub-Adviser’s research and analysis when investing in these securities.

The foregoing credit quality policies apply only at the time a security is purchased, and a Fund is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issuer or that valuation changes of various bonds cause a Fund’s portfolio to fail to satisfy those policies. In determining whether to retain or sell such a security, the Adviser and/or the Sub-Adviser may consider such factors as the Adviser’s and/or the Sub-Adviser’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. The ratings of Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch Ratings, Inc. (“Fitch”) represent their opinions as to the quality of the municipal securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. A general description of the ratings of municipal securities by S&P, Moody’s and Fitch is set forth in Appendix A to the Reorganization SAI.

Underrated municipal securities are those whose ratings do not, in the Adviser’s and/or the Sub-Adviser’s opinion, reflect their true value. Municipal securities may be underrated because of the

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time that has elapsed since their rating was assigned or reviewed, or because of positive factors that may not have been fully taken into account by rating agencies, or for other similar reasons. Municipal securities that are undervalued or that represent undervalued municipal market sectors are municipal securities that, in the Adviser’s and/or the Sub-Adviser’s opinion, are worth more than the value assigned to them in the marketplace. Municipal securities of particular types or purposes (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal securities of the market sector for reasons that do not apply to the particular municipal securities that are considered undervalued. Each Fund’s investment in underrated or undervalued municipal securities will be based on the Adviser’s and/or the Sub-Adviser’s belief that the prices of such municipal securities should ultimately reflect their true value. The investment objective pertaining to enhancement of portfolio value (the secondary investment objective for Performance Plus) is not intended to suggest that capital appreciation is itself an objective of each Fund. Instead, each Fund seeks enhancement of portfolio value relative to the municipal bond market by prudent selection of municipal securities, regardless of which direction the market may move. Any capital appreciation realized by a Fund generally will result in the distribution of taxable capital gains to common shareholders and holders of preferred shares, although some appreciation may result in ordinary income to such shareholders.

Each Fund will invest primarily in municipal securities with long-term maturities in order to maintain an average effective maturity of 15-30 years, including the effects of leverage, but the average effective maturity of obligations held by a Fund may be lengthened or shortened as a result of portfolio transactions effected by the Adviser and/or the Sub-Adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return. As a result, a Fund’s portfolio at any given time may include both long-term and intermediate-term municipal securities. Moreover, during temporary defensive periods (e.g., times when, in the Adviser’s and/or the Sub-Adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep a Fund’s cash fully invested, a Fund may invest any percentage of its net assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. A Fund may not achieve its investment objectives during such periods. A Fund will generally select obligations which may not be redeemed at the option of the issuer for approximately seven to nine years. As of November 30, 2014, the effective maturities of the portfolios of the Acquiring Fund, Performance Plus and Dividend Advantage 2 were 18.60, 19.29 and 21.36 years, respectively.

No Fund has established a limit on the percentage of its portfolio that may be invested in municipal securities subject to the alternative minimum tax provisions of federal tax law, and each Fund expects that a substantial portion of the income it produces will be includable in alternative minimum taxable income.

Each Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds) that invest primarily in municipal securities of the types in which a Fund may invest directly. In addition, each Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide such credit enhancements may affect the value of those securities. Although the insurance feature may reduce certain financial risks, the

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premiums for insurance and the higher market price paid for insured obligations may reduce a Fund’s income. The insurance feature guarantees only the payment of principal and interest on the obligation when due and does not guarantee the market value of the insured obligations, which will fluctuate with the bond market and the financial success of the issuer and the insurer, and the effectiveness and value of the insurance itself is dependent on the continued creditworthiness of the insurer. No representation is made as to the insurers’ ability to meet their commitments.

Each Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. A Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

Each Fund may invest in inverse floating rate securities. With respect to the Acquiring Fund and Dividend Advantage 2, such investments may not exceed 15% of the Fund’s Managed Assets. Inverse floating rate securities represent a leveraged investment in the underlying municipal bond deposited. Inverse floating rate securities offer the opportunity for higher income than the underlying bond, but will subject the Fund to the risk of lower or even no income if short-term interest rates rise sufficiently. By investing in an inverse floating rate security rather than directly in the underlying bond, the Fund will experience a greater increase in its common share net asset value if the underlying municipal bond increases in value, but will also experience a correspondingly larger decline in its common share net asset value if the underlying bond declines in value.

Each Fund may borrow money to finance the repurchase of its shares or for temporary or emergency purposes, such as for the payment of dividends or the settlement of portfolio transactions. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by a Fund in anticipation of share repurchases or tenders will reduce such Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by a Fund’s Board would have to comply with the Exchange Act and the 1940 Act and the rules and regulations thereunder.

Credit Quality.    A comparison of the credit quality (as a percentage of total investment exposure, which includes the leveraged effect of the Funds’ investments in tender option bond trusts) of the respective portfolios of the Acquiring Fund and each Target Fund, as of September 30, 2014, is set forth in the table below.

Credit Rating(1)	Acquiring Fund	Performance Plus	Dividend Advantage 2	Combined Fund Pro Forma(2)
AAA/U.S. Guaranteed	17.9%	28.2%	26.1%	24.7%
AA	46.4%	40.2%	34.8%	40.9%
A	12.2%	11.3%	15.0%	12.3%
BBB	5.7%	6.3%	6.4%	6.2%
BB or lower	12.2%	9.5%	12.4%	10.9%
N/R	5.6%	3.8%	5.3%	4.6%
N/A(3)	0.0%	0.7%	0.0%	0.4%

(1)

Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody’s or Fitch. Credit ratings are subject to change. AAA, AA, A, and BBB are investment-grade ratings; BB, B,

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CCC, CC and D are below investment-grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
(2)	Reflects the effect of the Reorganizations.
(3)	Relates to common stock holdings.

Leverage.    Each Fund may utilize the following forms of leverage: (a) portfolio investments that have the economic effect of leverage, including but not limited to investments in futures, options and inverse floating rate securities, (b) bank borrowings, and (c) the issuance of preferred shares. Each Fund currently engages in leverage through the issuance of preferred shares and the use of inverse floaters. Certain important ratios related to each Fund’s use of leverage for the last three fiscal years are set forth below:

Acquiring Fund	2014	2013	2012
Asset Coverage Ratio	354.07%	339.83%	369.90%
Regulatory Leverage Ratio(1)	28.24%	29.43%	27.03%
Effective Leverage Ratio(2)	35.62%	38.29%	34.32%

Performance Plus	2014	2013	2012
Asset Coverage Ratio	368.23%	351.87%	384.75%
Regulatory Leverage Ratio(1)	27.16%	28.42%	25.99%
Effective Leverage Ratio(2)	35.76%	38.76%	34.33%

Dividend Advantage 2	2014	2013	2012
Asset Coverage Ratio	357.93%	343.00%	373.23%
Regulatory Leverage Ratio(1)	27.94%	29.15%	26.79%
Effective Leverage Ratio(2)	33.37%	35.97%	33.31%

(1)	Regulatory leverage consists of preferred shares or debt issued by the Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is sometimes referred to as “1940 Act Leverage” and is subject to asset coverage limits set forth in the 1940 Act.
(2)	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings, in addition to any regulatory leverage, are included in effective leverage ratios.

Board Members and Officers.    The Acquiring Fund and each Target Fund have the same Board Members and officers. The management of each Fund, including general supervision of the duties performed by the Adviser under an investment management agreement between the Adviser and each Fund (each, an “Investment Management Agreement”), is the responsibility of its Board. Each Fund currently has eleven (11) Board Members, two (2) of whom are “interested persons” (as defined in the 1940 Act) and nine (9) of whom are not interested persons. The names and business addresses of the Board Members and officers of the Funds and their principal occupations and other affiliations during the past five years are set forth under “Proposal No. 1—The Election of Board Members.”

While the Acquiring Fund and Target Funds have the same Board Members, the Massachusetts Funds (i.e., the Acquiring Fund and Dividend Advantage 2) have a board structure that is different from the structure for the Minnesota Fund (i.e., Performance Plus). All members of the board of directors of the Minnesota Fund stand for election each year. In contrast to the Minnesota Fund’s board structure, and pursuant to the Massachusetts Funds’ by-laws, the board of trustees of each

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Massachusetts Fund is divided into three classes (Class I, Class II and Class III) with staggered multi-year terms, such that only the members of one of the three classes stand for election each year. The staggered board structure could delay for up to two years the election of a majority of the Board. The Acquiring Fund board structure will remain in place following the closing of the Reorganizations.

Investment Adviser.    Nuveen Fund Advisors, LLC (previously defined as “Nuveen Fund Advisors” or the “Adviser”) is the investment adviser to each Fund and is responsible for overseeing each Fund’s overall investment strategy, including the use of leverage, and its implementation. Nuveen Fund Advisors also is responsible for the ongoing monitoring of any sub-adviser to the Funds, managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Funds. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, IL 60606.

Nuveen Fund Advisors, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). Founded in 1898, Nuveen Investments and its affiliates had approximately $230.8 billion in assets under management as of December 31, 2014. On October 1, 2014, TIAA-CREF completed its previously announced acquisition of Nuveen Investments. TIAA-CREF is a national financial services organization with approximately $840 billion in assets under management as of October 1, 2014 and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen expects to operate as a separate subsidiary within TIAA-CREF’s asset management business. The transaction has not resulted in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

Nuveen Fund Advisors has selected its wholly owned subsidiary, Nuveen Asset Management, LLC (previously defined as “Nuveen Asset Management” or the “Sub-Adviser”), located at 333 West Wacker Drive, Chicago, IL 60606, to serve as a sub-adviser to each of the Funds pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management (the “Sub-Advisory Agreement”). Nuveen Asset Management, a registered investment adviser, oversees day-to-day operations and manages the investment of the Funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. Pursuant to the Sub-Advisory Agreement, Nuveen Asset Management will be compensated for the services it provides to the Funds with a portion of the management fee Nuveen Fund Advisors receives from each Fund. Nuveen Fund Advisors and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

Unless earlier terminated as described below, each Fund’s Investment Management Agreement with Nuveen Fund Advisors will remain in effect until August 1, 2015. Each Investment Management Agreement continues in effect from year to year so long as such continuation is approved at least annually by: (1) the Board or the vote of a majority of the outstanding voting securities of the Fund; and (2) a majority of the Board Members who are not interested persons of any party to the Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement may be terminated at any time, without penalty, by either the Fund or Nuveen Fund Advisors upon 60 days’ written notice and is automatically terminated in the event of its assignment as defined in the 1940 Act.

Pursuant to each Investment Management Agreement, each Fund has agreed to pay an annual management fee for the overall advisory and administrative services and general office facilities provided by Nuveen Fund Advisors. Each Fund’s management fee consists of two components—a

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complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors, and a specific fund-level fee, based only on the amount of Managed Assets within such Fund. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by Nuveen Fund Advisors.

The annual fund-level fee rate for each Fund, payable monthly, is calculated according to the following schedules:

Fund-Level Fee Schedule for the Acquiring Fund and Dividend Advantage 2

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375%
For the next $250 million	0.4250%
For the next $500 million	0.4125%
For the next $1 billion	0.4000%
For managed assets over $2 billion	0.3750%

Fund-Level Fee Schedule for Performance Plus

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375%
For the next $250 million	0.4250%
For the next $500 million	0.4125%
For the next $1 billion	0.4000%
For the next $3 billion	0.3875%
For managed assets over $5 billion	0.3750%

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Each Fund pays all of its other costs and expenses of its operations, including compensation of its Board Members (other than those affiliated with the Adviser), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, listing fees and taxes, if any. For the services provided pursuant to the Sub-Advisory Agreement, Nuveen Fund Advisors pays Nuveen Asset Management a fee, payable monthly, equal to 38.4615% of the management fee (net of applicable breakpoints, waivers and reimbursements) paid by the Funds to Nuveen Fund Advisors.

The stated fee rates for the Acquiring Fund and Dividend Advantage 2 are lower at certain asset values than the fee rates of Performance Plus at the same asset levels. The effective fund-level fee rate as a percentage of average daily Managed Assets for the combined fund is expected to be lower than the current effective fund-level fee rate for the Acquiring Fund and each Target Fund due to the combination of the assets of the Funds and the combined fund’s ability to benefit from available breakpoints in the applicable fee schedule that reduces the fee rate as the Acquiring Fund’s Managed Assets increase in size. Each Fund also pays a complex-level fee to Nuveen Fund Advisors, which is

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payable monthly and is in addition to the fund-level fee. The complex-level fee is based on the aggregate daily amount of eligible assets for all Nuveen sponsored funds in the U.S., as stated in the table below. As of September 30, 2014, the complex-level fee rate for each Fund was 0.1646%.

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Fee Rates

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

*	For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011.

A discussion of the basis for the Board’s most recent approval of each Fund’s Investment Management Agreement and the Sub-Advisory Agreement is included in the Fund’s Annual Report for the fiscal year ended September 30, 2014.

Portfolio Management.    Subject to the supervision of Nuveen Fund Advisors, Nuveen Asset Management is responsible for execution of specific investment strategies and day-to-day investment operations. Nuveen Asset Management manages the portfolios of the Funds using a team of analysts and a portfolio manager that focuses on a specific group of funds. Scott R. Romans, Ph.D., is the portfolio manager of the Acquiring Fund and each Target Fund. Additional information regarding the portfolio manager’s compensation, other accounts managed and ownership of securities is contained in the Reorganization SAI. Mr. Romans assumed portfolio management responsibility for each Fund in January 2011. Mr. Romans will continue to manage the combined fund upon completion of the Reorganizations.

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Scott R. Romans, Ph.D., is a Senior Vice President of Nuveen Asset Management. He has direct responsibility for managing approximately $8.75 billion of securities in 15 Nuveen-sponsored investment companies as of September 30, 2014. He joined Nuveen Investments in 2000 as a senior analyst in the education sector. He has been a portfolio manager at Nuveen since 2003 and a Senior Vice President since 2011. Mr. Romans earned his undergraduate degree from the University of Pennsylvania, an M.S.F. from the Illinois Institute of Technology Stuart School of Business, and an M.A. and Ph.D. from the University of Chicago.

Comparative Risk Information

Because the Funds have similar investment objectives and strategies, the principal risks of each Fund are similar. Each Fund is subject to various risks associated with investing primarily in a portfolio of municipal securities, including credit risk, interest rate risk, income risk, municipal securities market risk, prepayment or extension risk, reinvestment risk and liquidity risk. Credit risk is the risk that an issuer may be unable or unwilling to make timely payments of interest or principal. Interest rate risk is the risk that changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Income risk is the risk that falling interest rates will cause a Fund’s income to decline. Municipal securities market risk is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of a Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, regulatory developments or enforcement actions, uncertainties related to the tax status of municipal securities, or the rights of investors. Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, a Fund may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Fund (this is known as reinvestment risk). Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may decline because their interest rates are lower than current market rates and they remain outstanding longer than anticipated. Liquidity risk exists when particular investments are difficult to purchase or sell. Each Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

Each Fund also is subject to the risks associated with the use of inverse floating rate securities and the issuance of preferred shares, including leverage risk. Leverage exists when a Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.

Each Fund is also subject to the risk of concentrating its investments in a single state and is subject to the economic, political and other risks of investing in entities or securities associated with the State of New York and New York City.

The principal risks of investing in the Acquiring Fund are described in more detail below. An investment in a Target Fund is also subject to each of these principal risks.

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Comparative Expense Information

The purpose of the comparative fee table is to assist you in understanding the various costs and expenses of investing in common shares of the Funds. The information in the table reflects the fees and expenses for each Fund’s fiscal year ended September 30, 2014, as adjusted as described in footnote 1 below, and the pro-forma expenses for the 12 months ended September 30, 2014, for the combined fund. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. The Funds’ actual rates of return may be greater or less than the hypothetical 5% annual return shown in the Example.

Comparative Fee Table(1)

	Acquiring Fund	Performance Plus	Dividend Advantage 2	Combined Fund Pro Forma(2)
Annual Expenses (as a percentage of net assets applicable to common shares)
Management Fees	0.96%	0.96%	0.94%	0.94%
Fees on Preferred Shares and Interest and Related Expenses from Inverse Floaters(3)	0.42%	0.58%	0.42%	0.50%
Other Expenses(4)	0.19%	0.12%	0.21%	0.13%

Total Annual Expenses	1.57%	1.66%	1.57%	1.57%

(1)	“Annual Expenses (as a percentage of net assets applicable to common shares)” are based on the expenses of the Acquiring Fund and Target Funds for the twelve (12) months ended September 30, 2014, subject to the following adjustments. For the Acquiring Fund and Dividend Advantage 2, Fees on Preferred Shares and Interest and Related Expenses from Inverse Floaters has been restated to reflect the redemption of $55.36 million and $37.89 million, respectively, MTP Shares in June 2014 and the issuance of $56 million and $38 million of VMTP Shares, respectively, in June 2014 using actual fees, with respect to the VMTP Shares, as if they had been in effect throughout the entire previous fiscal year. Additionally, for the Acquiring Fund and Dividend Advantage 2, Fees on Preferred Shares and Interest and Related Expenses from Inverse Floaters has been restated to exclude a one-time expense related to the redemption of the MTP Shares which increased actual expenses for the most recent fiscal year.
(2)	The Combined Fund Pro Forma figures reflect the impact of applying the Acquiring Fund’s fund-level management fee rate to the Combined Fund Pro Forma and the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganizations. Combined Fund Pro Forma expenses do not include the expenses to be borne by the common shareholders of the Funds in connection with the Reorganizations, which are estimated to be $285,000 (0.21%) for the Acquiring Fund, $40,000 (0.02%) for Performance Plus and $620,000 (0.66%) for Dividend Advantage 2. All percentages are based on average net assets applicable to common shares for the twelve (12) months ended September 30, 2014.
(3)	Fees on Preferred Shares assume annual dividends paid and amortization of offering costs for both VMTP and VRDP Shares, and annual liquidity and remarketing fees for the VRDP Shares. Interest and Related Expenses from Inverse Floaters include interest expense that arises because accounting rules require each Fund to treat interest paid by trusts issuing certain inverse floating rate investments that may be held by a Fund as having been paid (indirectly) by the Fund. Because the Fund would also recognize a corresponding amount of interest income (also indirectly), the Fund’s net asset value, net investment income, and total return are not affected by this accounting treatment. The actual fees on preferred shares and interest and related expenses from inverse floaters incurred in the future may be higher or lower. The Funds’ use of leverage will increase the amount of management fees paid to the Adviser and Sub-Adviser.
(4)	Other Expenses are estimated based on actual expenses from the prior fiscal year and have been restated to exclude a one-time expense related to each Fund’s previously proposed reorganization, which increased actual expenses for the most recent fiscal year.

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Example:    The following examples illustrate the expenses that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Expenses remain the same. The examples also assume a 5% annual return. The examples should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
Acquiring Fund	$16	$50	$86	$187
Performance Plus	$17	$52	$90	$197
Dividend Advantage 2	$16	$50	$86	$187
Combined Fund Pro Forma	$16	$50	$86	$187

Comparative Performance Information

Comparative total return performance for the Funds for periods ended September 30, 2014:

	Average Annual Total Return on Net Asset Value			Average Annual Total Return on Market Value
	One Year	Five Years	Ten Years	One Year	Five Years	Ten Years
Acquiring Fund	12.79%	6.23%	5.54%	9.29%	5.83%	4.95%
Performance Plus	12.57%	6.02%	5.56%	8.22%	4.81%	5.09%
Dividend Advantage 2	11.49%	5.75%	5.46%	9.18%	5.28%	4.92%

Average Annual Total Return on Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvestment price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Average Annual Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances it may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Past performance information is not necessarily indicative of future results.

B.	RISK FACTORS

An investment in the Acquiring Fund may not be appropriate for all investors. The Acquiring Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Acquiring Fund will achieve its investment objectives. Investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Acquiring Fund. An investment in the Acquiring Fund is intended to be a long-term investment, and you should not view the Fund as a trading vehicle. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions, if applicable.

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Because the Funds have similar investment strategies, the principal risks of each Fund are similar. The principal risks of investing in the Acquiring Fund and the Target Funds are described below. The risks and special considerations listed below should be considered by shareholders of each Fund in their evaluation of the Reorganizations.

General Risks of Investing in the Funds

Investment and Market Risk.    An investment in the Funds’ shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in the shares of a Fund represents an indirect investment in the municipal securities owned by that Fund, which generally trade in the over-the-counter markets. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions, if applicable. In addition, the ability of municipalities to collect revenue and service their obligations could be materially and adversely affected by an economic downturn or prolonged recession.

Market Conditions.    The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many investment companies, including to some extent the Funds. Conditions in the U.S. and global economies have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. The financial condition of federal, state and local governments may be sensitive to market events, which may, in turn, adversely affect the marketability of notes and bonds they issue. Declines in real estate prices and general business activity have reduced and may continue to reduce tax revenues of many state and local governments and could affect the economic viability of projects that are the sole source of revenue to support various municipal securities. Further, some state and local governments have been and in the future may be subject to direct ballot referenda that could limit their financial flexibility, or their ability to levy taxes or raise tax revenues, which may adversely affect the marketability of notes and bonds issued by those state and local governments. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions.

In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support the financial markets. Where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could adversely impact the value and liquidity of certain securities. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations. See “Risk Factors—Municipal Securities Market Risk.”

Market Discount from Net Asset Value.    The market price of shares of closed-end investment companies may fluctuate and during certain periods trade at prices lower than net asset value. The Funds cannot predict whether their common shares will trade at, above or below net asset value. This characteristic is a risk separate and distinct from the risk that a Fund’s net asset value could decrease as a result of investment activities. Investors bear a risk of loss to the extent that the price at which they

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sell their shares is lower in relation to the Fund’s net asset value than at the time of purchase, assuming a stable net asset value. The common shares are designed primarily for long-term investors, and you should not view a Fund as a vehicle for trading purposes.

Credit and Below-Investment-Grade Risk.    Credit risk is the risk that one or more municipal securities in a Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. In general, lower-rated municipal securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on a Fund’s net asset value or dividends. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. If a downgrade occurs, the Adviser and/or the Sub-Adviser will consider what action, including the sale of the security, is in the best interests of a Fund and its shareholders. Municipal securities of below-investment-grade quality, commonly referred to as junk bonds, are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal when due, and they are more susceptible to default or decline in market value due to adverse economic and business developments than investment-grade municipal securities. Also, to the extent that the rating assigned to a municipal security in a Fund’s portfolio is downgraded by any NRSRO, the market price and liquidity of such security may be adversely affected. The market values for municipal securities of below-investment-grade quality tend to be volatile, and these securities are less liquid than investment-grade municipal securities. For these reasons, an investment in a Fund, compared with a portfolio consisting solely of investment-grade securities, may experience the following:

—	increased price sensitivity resulting from a deteriorating economic environment and/or changing interest rates;

—	greater risk of loss due to default or declining credit quality;

—	adverse issuer-specific events that are more likely to render the issuer unable to make interest and/or principal payments; and

—

the possibility that a negative perception of the below-investment-grade market develops, resulting in the price and liquidity of below-investment-grade securities becoming depressed, and this negative perception could last for a significant period of time.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below-investment-grade issuer to make principal payments and interest payments compared to an investment-grade issuer. The principal amount of below-investment-grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used below-investment-grade securities for financing. The recent economic downturn may severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. As the national economy slowly recovers from the recent economic downturn, with decreased tax and other revenue streams of municipal issuers, or in the event interest rates rise sharply, increasing the interest cost on variable rate instruments and negatively impacting economic activity, the number of defaults by below-investment-grade municipal issuers is likely to increase. Similarly, prolonged downturns in profitability in specific industries could adversely affect private activity bonds. The market values of lower-quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher-quality securities, which react primarily to fluctuations in the general level of interest

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rates. Factors having an adverse impact on the market value of lower-quality securities may have an adverse impact on a Fund’s net asset value and the market value of its common shares. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, a Fund may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, a Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary market for below-investment-grade securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on a Fund’s ability to dispose of a particular security. There are fewer dealers in the market for below-investment-grade municipal securities than the market for investment-grade municipal securities. The prices quoted by different dealers for below-investment-grade municipal securities may vary significantly, and the spread between the bid and ask price is generally much larger for below-investment-grade municipal securities than for higher-quality instruments. Under adverse market or economic conditions, the secondary market for below-investment-grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, a Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Fund’s net asset value.

Issuers of such below-investment-grade securities are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of below-investment-grade securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific developments, the issuer’s inability to meet specific projected forecasts or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of below-investment-grade securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of below-investment-grade securities will fluctuate over time and, during periods of economic uncertainty, volatility of below-investment-grade securities may adversely affect a Fund’s net asset value. In addition, investments in below-investment-grade zero coupon bonds rather than income-bearing below-investment-grade securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

Each Fund may invest in distressed securities, which are securities issued by companies that are involved in bankruptcy or insolvency proceedings or are experiencing other financial difficulties at the time of acquisition by a Fund. The issuers of such securities may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These characteristics of these companies can cause their securities to be particularly risky, although they also may offer the potential for high returns. These companies’ securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific

40

developments within the companies. Distressed securities frequently do not produce income while they are outstanding and may require a Fund to bear certain extraordinary expenses in order to protect and recover its investment.

Investments in lower rated or unrated securities may present special tax issues for a Fund, including where the issuers of these securities default on their obligations pertaining thereto, and the federal income tax consequences to a Fund as a holder of such distressed securities may not be clear.

Municipal Securities Market Risk.    Investing in the municipal securities market involves certain risks. The municipal securities market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the recent market turmoil these firms’ capital became severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal securities. The amount of public information available about the municipal securities in each Fund’s portfolio is generally less than that for corporate equities or bonds, and the Funds’ investment performance may therefore be more dependent on the Adviser’s and/or the Sub-Adviser’s analytical abilities than if the Funds were to invest in stocks or taxable bonds. The secondary market for municipal securities, particularly the below-investment-grade bonds in which the Funds may invest, also tends to be less well developed or liquid than many other securities markets, which may adversely affect a Fund’s ability to sell its municipal securities at attractive prices or at prices approximating those at which each Fund currently values them. Municipal securities may contain redemption provisions, which may allow the securities to be called or redeemed prior to their stated maturity, potentially resulting in the distribution of principal and a reduction in subsequent interest distributions.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Further, some state and local governments have been and in the future may be subject to direct ballot referenda that could limit their financial flexibility, or their ability to levy taxes or raise tax revenues, which may adversely affect the marketability of notes and bonds issued by those state and local governments. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, a Fund could experience delays in collecting principal and interest and a Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, a Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase a Fund’s operating expenses. Any income derived from a Fund’s ownership or operation of such assets may not be tax-exempt and may not be of the type that would allow a Fund to continue to qualify as a regulated investment company for federal income tax purposes.

Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal securities generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. These bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance

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the construction of housing developments which, until completed and rented, do not generate income to pay interest. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal or interest on such mortgage revenue bonds.

Special Risks Related to Certain Municipal Obligations.    Each Fund may invest in municipal leases and certificates of participation in such leases. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover a Fund’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to a Fund, although each Fund does not anticipate that such a remedy would normally be pursued. To the extent that a Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, a Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Tender Option Bond Regulatory Risk.    On December 10, 2013, the federal banking regulators, the SEC and the Commodity Futures Trading Commission (“CFTC”) issued a final rule (the so-called “Volcker Rule”) to implement Section 13 of the Bank Holding Company Act of 1956, which was added by Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which prohibits any “banking entity” from engaging in proprietary trading of certain instruments and limits such entity’s investments in, and relationships with, “covered funds” (as defined in the rules). According to an announcement by the Federal Reserve Board on December 18, 2014, it currently is expected that banking entities will not be required to fully comply until July 21, 2017. These rules will likely preclude banking entities and their affiliates from: (i) sponsoring “tender option bond (“TOB”)” trust programs (as such programs are presently structured) and (ii) continuing relationships with, or services for, existing TOB trust programs. As a result, TOB trusts may need to be restructured or unwound. There can be no assurances that TOB trusts can be restructured in such a way as to allow compliance with the rules, that new sponsors of TOB trusts will develop, or that alternative forms of leverage will become available to a Fund. Any alternative forms of leverage may be more or less advantageous to a Fund than existing TOB leverage.

TOB transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market,

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including through reduced demand for, and liquidity of, municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect a Fund. The ultimate impact of these rules on the TOB market and the overall municipal market is not yet certain.

Interest Rate Risk.    Generally, when market interest rates rise, bond prices fall, and vice versa. Interest rate risk is the risk that the municipal securities in a Fund’s portfolio will decline in value because of increases in market interest rates. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities and potentially reducing a Fund’s income. As interest rates increase, slower-than-expected principal payments may extend the average life of securities, potentially locking-in a below-market interest rate and reducing a Fund’s value. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change. Because the Funds primarily invest in longer-term municipal securities, the common share net asset value and market price per share will fluctuate more in response to changes in market interest rates than if the Funds invested primarily in shorter-term municipal securities. Because the values of lower-rated and comparable unrated debt securities are affected both by credit risk and interest rate risk, the price movements of such lower grade securities typically have not been highly correlated to the fluctuations of the prices of investment-grade-quality securities in response to changes in market interest rates. The Funds’ use of leverage, as described herein, will tend to increase common share interest rate risk. There may be less governmental intervention in the securities markets in the near future. The negative impact on fixed income securities if interest rates increase as a result could negatively impact the Fund’s net asset value.

Concentration Risk.    Each Fund invests its net assets in a portfolio of municipal securities that are exempt from regular federal, New York State and New York City income taxes. Each Fund is therefore more susceptible to adverse political, economic or regulatory events affecting issuers of such securities. The information set forth below is derived from sources that are generally available to investors. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State of New York (the “State”) and the City of New York (the “City”).

It should be noted that the information recorded here primarily is based on the economic and budget forecasts found in certain recent publications issued by the State and the City. The accuracy and completeness of those publications have not been independently verified. There may be significant changes in circumstances altering the economic and budget predictions since the time of those publications or after the publication of this Joint Proxy Statement/Prospectus. Additionally, it should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State and the City, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

New York is the fourth most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education and health services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, the State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. The financial activities sector share of total State wages is particularly large relative to the nation. During

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an economic recession that is concentrated in construction and manufacturing, the State is likely to be less affected than the nation as a whole; however, the State is more likely to be affected during a recession that is concentrated in the services sector.

Regarding the State, the economy has fared well given a challenging national and global economic environment. Real estate and construction activity have stayed firm, as has the State’s private sector labor market, exhibiting strong growth in utility, transportation and warehousing, and tourism-related leisure and hospitality services. Private sector employment is expected to increase 1.6 percent in calendar year 2014, with growth of 1.4 percent and 1.3 percent projected for 2015 and 2016, respectively. The State, however, has not been completely unaffected by the national slowdown. For example, with government and finance sector employment projected to continue its contraction for the remainder of 2014, State wages are expected to increase 4.2 percent in calendar year 2014, less than initially expected, followed by expansion of 4.6 percent and 4.7 for calendar years 2015 and 2016, respectively. Overall personal income growth of only 2.1 percent is anticipated for calendar year 2014, followed by growth of 4.0 percent and 4.8 percent for calendar years 2015 and 2016, respectively.

All of the risks to the national economy apply to the State as well, although as the nation’s financial center, the volume of financial market activity and equity market volatility pose an especially large degree of uncertainty for the State. Although the State Division of the Budget (“DOB”) still predicts single-digit growth in finance and insurance sector bonuses for the 2014 year-end bonus season, there are considerable upside and downside risks to that forecast. While State labor market expansion has maintained well recently, a weaker labor market than expected could lead to lower wages and reduced household consumption. Recent events have shown how sensitive markets can be to changing expectations concerning Federal Reserve policy, and the resulting market volatility is projected to have a larger affect on the State economy than on the nation as a whole. Taxable capital gains realizations could be adversely affected if financial and real estate markets are weaker than anticipated by DOB. Furthermore, with Wall Street still modifying its compensation practices after the passage of financial reform, both the bonus and non-bonus components of employee pay are becoming more difficult to project. Securities industry revenues in the past have been a helpful predictor of bonus payouts, but that relationship has become a considerably less reliable indicator in recent years. In addition, the economic forecast faces an additional layer of uncertainty and risk arising from the projection of taxpayer response to changes in federal tax law. Federal tax rate hikes could affect employer and taxpayer behavior, leading to the shifting of income between tax years, which makes it harder to identify the underlying trends in key economic indicators.

DOB anticipates balanced operations in the General Fund after use of reserves. Budget surpluses (after tax actions) are projected in future years of $243 million in 2015-16, $1.1 billion in 2016-17, and $1.4 billion in 2017-18. The combined four-year surplus projected for fiscal years 2014-15 through 2017-18 totals approximately $2.7 billion. The surplus estimates in future years are based on the assumption that annual growth in State Operating Funds spending will be limited to 2 percent, and that all savings that result from the 2 percent limitation will be made available to the General Fund. The budget forecasts are based on assumptions of economic performance, revenue collections, spending patterns and projections of the costs of program activities. There can be no guarantee that the State’s financial position will not change materially and adversely from current projections. If this were to happen, the State would be required to take additional gap-closing actions.

The State’s outstanding General Obligation bonds were rated AA+ with a stable outlook by S&P as of December 30, 2014, AA+ with a stable outlook by Fitch as of June 20, 2014 and Aa1 with a

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stable outlook by Moody’s as of June 16, 2014. These ratings reflect the State’s credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the Funds may invest.

The foregoing information constitutes only a brief summary of some of the general factors that may impact certain issuers of municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of municipal securities held by the Funds are subject. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the municipal securities, could affect or could have an adverse impact on the financial condition of the issuers. The Funds are unable to predict whether or to what extent such factors or other factors may affect the issuers of the municipal securities, the market value or marketability of the municipal securities or the ability of the respective issuers of the municipal securities acquired by each Fund to pay interest on or principal of the municipal securities. This information has not been independently verified.

See Appendix F to this Joint Proxy Statement/Prospectus for a further discussion of factors affecting municipal securities in New York.

Inverse Floating Rate Securities Risk.    Each Fund may invest in inverse floating rate securities. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a “tender option bond trust”) formed by a third-party sponsor for the purpose of holding municipal bonds. See “Additional Information About the Investment Policies—Portfolio Investments—Inverse Floating Rate Securities.” In general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floating rate securities may subject the Funds to the risks of reduced or eliminated interest payments and losses of principal.

Each Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In the Adviser’s and/or the Sub-Adviser’s discretion, each Fund may enter into a separate shortfall and forbearance agreement with the third-party sponsor of a special purpose trust. Each Fund may enter into such recourse agreements: (i) when the liquidity provider to the special purpose trust requires such an agreement because the level of leverage in the trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the trust in the event that the municipal obligation held in the trust has declined in value. Such an agreement would require a Fund to reimburse the third-party sponsor of the trust, upon termination of the trust issuing the inverse floater, the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate interests. In such instances, a Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.

Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages a Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.

Each Fund’s investments in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund may be highly leveraged. The structure and degree to which a Fund’s inverse floating rate securities are highly leveraged will vary based upon a number of factors, including the size of the trust itself and the terms of the underlying municipal security. An inverse floating rate security generally is considered highly leveraged if the principal amount of the short-term floating rate

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interests issued by the related special purpose trust has a three to one gearing to the principal amount of the inverse floating rate securities owned by the trust. In the event of a significant decline in the value of an underlying security, a Fund may suffer losses in excess of the amount of its investment (up to an amount equal to the value of the municipal securities underlying the inverse floating rate securities) as a result of liquidating special purpose trusts or other collateral required to maintain the Fund’s anticipated effective leverage ratio.

Each Fund’s investment in inverse floating rate securities will create effective leverage. Any effective leverage achieved through a Fund’s investment in inverse floating rate securities will create an opportunity for increased common share net income and returns, but will also create the possibility that common share long-term returns will be diminished if the cost of leverage exceeds the return on the inverse floating rate securities purchased by such Fund.

The amount of fees paid to the Adviser (which in turn pays a portion of its fees to the Sub-Adviser) for investment advisory services will be higher when a Fund uses leverage because the advisory fees are calculated based on the Fund’s Managed Assets—this may create an incentive for the Adviser and/or the Sub-Adviser to leverage a Fund. As previously described, Managed Assets means the total assets of a Fund, minus the sum of its accrued liabilities (other than liabilities incurred for the express purpose of creating effective leverage). Total assets for this purpose shall include assets attributable to a Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), such as, but not limited to, the portion of assets in special purpose trusts of which a Fund owns the inverse floater certificates that has been effectively financed by the trust’s issuance of floating rate certificates.

There is no assurance that a Fund’s strategy of investing in inverse floating rate securities will be successful.

Inverse floating rate securities have varying degrees of liquidity based, among other things, upon the liquidity of the underlying securities deposited in a special purpose trust. The market price of inverse floating rate securities is more volatile than the underlying securities due to leverage. The leverage attributable to such inverse floating rate securities may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. In certain circumstances, the likelihood of an increase in the volatility of net asset value and market price of the common shares may be greater for a fund (like the Funds) that relies primarily on inverse floating rate securities to achieve a desired effective leverage ratio. A Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

—	If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;

—	If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding trusts; and

—

If the value of an underlying security declines significantly (to a level below the notional value of the floating rate securities issued by the trust) and if additional collateral has not been posted by the Fund.

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Leverage Risk.    Leverage risk is the risk associated with the use of borrowings, the issuance of preferred shares or the use of inverse floating rate securities to leverage the common shares. There can be no assurance that a Fund’s leveraging strategy will be successful. Through the use of financial leverage, a Fund seeks to enhance potential common share earnings over time by borrowing or issuing preferred shares at short-term municipal rates and investing at long-term municipal rates which are typically, though not always, higher. Because the long-term municipal securities in which each Fund invests generally pay fixed rates of interest while the Fund’s costs of leverage generally fluctuate with short- to intermediate-term yields, the incremental earnings from leverage will vary over time. However, each Fund may use derivatives, such as interest rate swaps, to fix the effective rate paid on all or a portion of the Fund’s leverage, in an effort to lower leverage costs over an extended period. Accordingly, a Fund cannot assure you that the use of leverage will result in a higher yield or return to common shareholders. The income benefit from leverage will be reduced (increased) to the extent that the difference narrows (widens) between the net earnings on a Fund’s portfolio securities and its cost of leverage. If short- or intermediate-term rates rise and a Fund’s leverage costs fluctuate, a Fund’s cost of leverage could exceed the fixed rate of return on longer-term bonds held by the Fund that were acquired during periods of lower interest rates, reducing returns to common shareholders. This could occur even if short- or intermediate-term and long-term municipal rates rise. Because of the costs of leverage, a Fund may incur losses even if the Fund has positive returns, if they are not sufficient to cover the costs of leverage. A Fund’s cost of leverage includes the interest rate paid on its borrowings or dividends on preferred shares, the expenses relating to the issuance of preferred shares and ongoing maintenance of any borrowings, and/or the interest attributable to tender option bonds, as well as any other ongoing fees and expenses associated with those borrowings or preferred shares. Each Fund also bears the one-time costs associated with establishing borrowing facilities, issuing preferred shares and refinancing such leverage. To the extent that a Fund issues preferred shares with relatively short terms to redemption in the future (e.g., VMTP Shares), refinancing risk will increase. To the extent that a Fund issues preferred shares with a liquidity provider feature (e.g., VRDP Shares), the Fund is subject to refinancing risk if a liquidity provider acquires VRDP Shares pursuant to its purchase obligation and holds them for six months of unsuccessful remarketings, triggering a mandatory redemption. Refinancing risk is the risk that a Fund is unable to replace existing leverage at all or on favorable terms. If a Fund is unable to replace its leverage upon a redemption of preferred shares, it may be forced to reduce leverage and sell portfolio securities when it otherwise would not do so. More frequent refinancings may also increase the one-time costs of establishing leverage. Each Fund may seek to refinance its leverage over time, in the ordinary course, as current forms of leverage mature or it is otherwise desirable to refinance; however, the form that such leverage will take cannot be predicted at this time. If a Fund is unable to replace existing leverage on comparable terms, its costs of leverage will increase. Accordingly, there is no assurance that the use of leverage may result in a higher yield or return to common shareholders.

A Fund’s use of financial leverage also creates incremental common share net asset value risk because the full impact of price changes in the Fund’s investment portfolio, including assets attributable to leverage, is borne by common shareholders. This can lead to a greater increase in net asset values in rising markets than if a Fund were not leveraged, but it also can result in a greater decrease in net asset values in declining markets. A Fund’s use of financial leverage similarly can magnify the impact of changing market conditions on common share market prices. Each Fund is required to maintain certain regulatory and rating agency asset coverage requirements in connection with its outstanding preferred shares, in order to be able to maintain the ability to declare and pay common share distributions and to maintain the rating of its preferred shares. However, a Fund is not required under its respective statements of preferences with respect to VMTP Shares or VRDP Shares,

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as applicable, to maintain any particular long-term ratings for the VMTP Shares or VRDP Shares, and a Fund may, at any time, replace a rating agency with another rating agency or terminate the services of any rating agency then providing a long-term rating for the VMTP Shares or VRDP Shares without replacement, in either case without the approval of holders of VMTP Shares, VRDP Shares or other shareholders of the Fund, as applicable. A downgrade or termination of one or more ratings of a Fund’s preferred shares, whether a long-term rating or, in the case of VRDP Shares, one or more short-term ratings, which primarily reflect the short-term credit rating or ratings of the associated liquidity provider, could result in higher dividend rates and result in a Fund redeeming the preferred shares at what might be an inopportune time in the market. These factors may result in reduced net earnings or returns to common shareholders. In order to maintain required asset coverage levels, a Fund may be required to alter the composition of its investment portfolio or take other actions, such as redeeming preferred shares with the proceeds from portfolio transactions, at what might be an inopportune time in the market. Such actions could reduce the net earnings or returns to common shareholders over time.

Each Fund may invest in the securities of other investment companies, which may themselves be leveraged and therefore present similar risks to those described above. In addition, each Fund’s investments in leveraged investment companies magnify a Fund’s leverage risk.

As noted, the amount of fees paid to the Adviser (which in turn pays a portion of its fees to the Sub-Adviser) for investment advisory services will be higher when a Fund uses financial leverage because the advisory fees are calculated based on the Fund’s Managed Assets – this may create an incentive for the Adviser and/or the Sub-Adviser to leverage a Fund.

Multiple Series Risk.    Following the Reorganizations, the Acquiring Fund will have one series of VMTP Shares and one series of VRDP Shares outstanding. While the preferred shares issued by the Acquiring Fund in connection with the Reorganizations will have equal priority with each other and with the Acquiring Fund’s other outstanding preferred shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund, there are certain differences between the terms applicable to each series. To the extent that the terms of the various series differ with respect to required asset coverage levels, cure periods or other events affecting the dividend rate or mandatory or optional redemption terms applicable to such series, such events may impact one series of preferred shares differently than another series of preferred shares.

Insurance Risk.    Each Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses have reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security would decline and may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the net asset value of the common shares represented by such insured obligation.

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Tax Risk.    To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, among other things, a Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources and satisfy a diversification test on a quarterly basis. If a Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where a Fund corrects the failure within a specified period. In order to be eligible for the relief provisions with respect to a failure to meet the diversification requirements, a Fund may be required to dispose of certain assets. If these relief provisions are not available to a Fund and it fails to qualify for treatment as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions from the Fund (including underlying distributions attributable to tax exempt interest income) would be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

To qualify to pay exempt-interest dividends, which are treated as items of interest excludable from gross income for federal income tax purposes, at least 50% of the value of the total assets of a Fund must consist of obligations exempt from regular income tax as of the close of each quarter of the Fund’s taxable year. If the proportion of taxable investments held by a Fund exceeded 50% of such Fund’s total assets as of the close of any quarter of the Fund’s taxable year, the Fund would not satisfy the general eligibility test that would permit it to pay exempt-interest dividends for that taxable year.

The value of a Fund’s investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities held by a Fund is normally not subject to regular federal, New York State or New York City income tax, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal, New York State and New York City income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect a Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, the Funds are not suitable investments for individual retirement accounts, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments.

Taxability Risk.    Each Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer (or on the basis of other authority believed by the Adviser and/or the Sub-Adviser to be reliable) that the interest paid on those securities will be excludable from gross income for regular federal income tax purposes, and neither the Adviser nor the Sub-Adviser will independently verify that opinion. Subsequent to a Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by a Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. In certain circumstances, a Fund will make payments to holders of preferred shares to offset the tax effects of a taxable distribution.

Under highly unusual circumstances, the IRS may determine that a municipal bond issued as tax-exempt should in fact be taxable. If a Fund held such a bond, it might have to distribute taxable

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ordinary income dividends or reclassify as taxable amounts previously distributed as exempt-interest dividends. In addition, future legislation may change the tax treatment of municipal bond interest.

For federal income tax purposes, distributions of ordinary taxable income (including any net short-term capital gain) will be taxable to shareholders as ordinary income (and will not be eligible for favorable taxation as “qualified dividend income”), and capital gain dividends will be taxed at long-term capital gain rates.

Borrowing Risk.    Each Fund may borrow money for the repurchase of its shares or for temporary or emergency purposes, such as for the payment of dividends or the settlement of portfolio transactions. Borrowing may exaggerate changes in the net asset value of a Fund’s common shares and may affect a Fund’s net income. When a Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity in the municipal bond market, such borrowings might be outstanding for longer periods of time.

Inflation Risk.    Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation-adjusted (or “real”) value of assets or income from investment will be worth less in the future. As inflation increases, the real value of common shares and distributions can decline. In addition, during any period of rising inflation, interest rates on borrowings would likely increase, which would tend to further reduce returns to common shareholders.

Deflation Risk.    Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund’s portfolio.

Derivatives Risk, including the Risk of Swaps.    Each Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives, including: the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund’s portfolio; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a Fund enters into a derivative transaction, it could lose more than the principal amount invested. Whether a Fund’s use of derivatives is successful will depend on, among other things, if the Adviser and/or Sub-Adviser correctly forecast market values, interest rates and other applicable factors. If the Adviser and/or Sub-Adviser incorrectly forecast these and other factors, the investment performance of the Fund will be unfavorably affected.

Each Fund may enter into debt-related derivatives instruments including credit swap default contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the Adviser and/or Sub-Adviser of not only the referenced asset, rate or index, but also of the swap itself. The derivatives market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the derivatives market could adversely affect a Fund’s ability to successfully use derivative instruments.

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Furthermore, the derivative investments may be illiquid. Although both over-the-counter (“OTC”) and exchange-traded derivatives markets may experience the lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by a Fund, such Fund would continue to be required to make cash payments of variation (or mark-to-market) margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet variation margin requirements at a time when it may be disadvantageous to do so. The absence of liquidity may also make it more difficult for a Fund to ascertain a market value for such instruments. The inability to close futures or derivatives positions also could have an adverse impact on a Fund’s ability to effectively hedge its portfolio.

Derivatives Regulatory Risk.    Future regulatory developments could impact a Fund’s ability to invest in certain derivatives. It is possible that government regulation of various types of derivative instruments, including futures, options and swap agreements, may limit or prevent a Fund from using such instruments as a part of its investment strategies, and could ultimately prevent a Fund from being able to achieve its investment objectives. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. There is a likelihood of future regulatory developments altering, perhaps to a material extent, the nature of an investment in a Fund or the ability of a Fund to continue to implement its investment strategies. It is possible that legislative and regulatory activity could limit or restrict the ability of a Fund to use certain instruments as a part of its investment strategies. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions (for example, the Volcker Rule) could also prevent a Fund from using certain instruments.

The Dodd-Frank Act sets forth a regulatory framework for OTC derivatives, including financial instruments, such as swaps, in which a Fund may invest. The Dodd-Frank Act grants significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and requires clearing and exchange trading of many current OTC derivatives transactions. The implementation of the provisions of the Dodd-Frank Act by the SEC and the CFTC could adversely affect a Fund’s ability to pursue its investment strategies. The Dodd-Frank Act and the rules promulgated thereunder could, among other things, adversely affect the value of the investments held by a Fund, restrict a Fund’s ability to engage in derivatives transactions and/or increase the costs of such derivatives transactions.

Further, the CFTC has recently rescinded certain exemptions from registration requirements under the U.S. Commodity Exchange Act of 1936 (the “CEA”) that have been previously available under CFTC Rule 4.5 to investment advisers registered with the SEC under the 1940 Act. In the event that a Fund’s investments in derivative instruments regulated under the CEA, including futures, swaps and options, exceed a certain threshold, the Adviser and/or Sub-Adviser may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC. In the event the

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Adviser and/or Sub-Adviser is required to register with the CFTC, it will become subject to additional recordkeeping and reporting requirements with respect to the Fund, which may increase the Fund’s expenses.

Clearing Broker and Central Clearing Counterparty Risk.    The CEA requires swaps and futures clearing brokers registered as “futures commission merchants” to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the brokers’ proprietary assets. Similarly, the CEA requires each futures commission merchant to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be freely accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by a Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing broker. In addition, the assets of a Fund might not be fully protected in the event of the Fund’s clearing broker’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s combined domestic customer accounts.

Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic cleared futures and derivative contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, all customer funds held at a clearing organization in connection with any futures and derivative contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. With respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default or the clearing broker’s other clients or the clearing broker’s failure to extend own funds in connection with any such default, a Fund would not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Fund with the clearing organization.

Hedging Risk.    Each Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the Adviser’s and/or the Sub-Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the Adviser’s and/or the Sub-Adviser’s judgment in this respect will be correct. In addition, no assurance can be given that a Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so.

Other Investment Companies Risk.    Each Fund may invest in the securities of other investment companies. Such securities may be leveraged. As a result, a Fund may be indirectly exposed to leverage through an investment in such securities. Utilization of leverage is a speculative investment technique and involves certain risks. An investment in securities of other investment companies that are leveraged may expose a Fund to higher volatility in the market value of such securities and the possibility that a Fund’s long-term returns on such securities will be diminished.

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Counterparty Risk.    Changes in the credit quality of the companies that serve as a Fund’s counterparties with respect to derivatives, insured municipal securities or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower-quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, a Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of insolvency of a counterparty, a Fund may sustain losses or be unable to liquidate a derivatives position.

Illiquid Securities Risk.    Each Fund may invest in municipal securities and other instruments that, at the time of investment, are illiquid. Illiquid securities are securities that are not readily marketable and may include restricted securities, which are securities that may not be resold unless they have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or can be sold in a private transaction pursuant to an exemption from registration. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by a Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Market Disruption Risk.    Certain events have a disruptive effect on the securities markets, such as terrorist attacks, war and other geopolitical events. A Fund cannot predict the effects of similar events in the future on the U.S. economy. Below-investment-grade securities tend to be more volatile than higher rated securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of below-investment-grade securities than on higher rated securities.

Income Risk.    A Fund’s income is based primarily on the interest it earns from its investments, which can vary widely over the short-term and long-term. If interest rates drop, a Fund’s income available over time to make dividend payments could drop as well if the Fund purchases securities with lower interest coupons.

Call Risk or Prepayment Risk.    During periods of declining interest rates or for other purposes, issuers of callable bonds with higher interest coupons may exercise their option to “call” (or prepay) bonds before their maturity date, forcing a Fund to reinvest in lower-yielding securities.

Reinvestment Risk.    Reinvestment risk is the risk that income from a Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund’s portfolio’s current earnings rate. A decline in income could affect the common shares’ market price or their overall returns.

Economic Sector Risk.    Each Fund may invest 25% or more of its total assets in municipal securities in the same economic sector. This may make a Fund more susceptible to adverse economic, political or regulatory occurrences affecting an economic sector. As concentration increases, so does the potential for fluctuation in the value of a Fund’s assets. In addition, a Fund may invest a significant portion of its net assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be

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more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If a Fund invests a significant portion of its net assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability. To the extent that a Fund focuses its net assets in the hospital and healthcare facilities sector, for example, the Fund will be subject to risks associated with such sector, including adverse government regulation and reduction in reimbursement rates, as well as government approval of products and services and intense competition. Securities issued with respect to special taxing districts will be subject to various risks, including real-estate development related risks and taxpayer concentration risk. Further, the fees, special taxes or tax allocations and other revenues established to secure the obligations of securities issued with respect to special taxing districts are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. Charter schools and other private educational facilities are subject to various risks, including the reversal of legislation authorizing or funding charter schools, the failure to renew or secure a charter, the failure of a funding entity to appropriate necessary funds and competition from alternatives such as voucher programs. Issuers of municipal utility securities can be significantly affected by government regulation, financing difficulties, supply and demand of services or fuel and natural resource conservation. The transportation sector, including airports, airlines, ports and other transportation facilities, can be significantly affected by changes in the economy, fuel prices, labor relations, insurance costs and government regulation.

Certain Affiliations.    Certain broker-dealers may be considered to be affiliated persons of the Funds, the Adviser, the Sub-Adviser, Nuveen Investments and/or TIAA/CREF. Absent an exemption from the SEC or other regulatory relief, a Fund generally is precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit a Fund’s ability to engage in securities transactions and take advantage of market opportunities.

Anti-Takeover Provisions.    Each Fund’s organizational documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.

C.	INFORMATION ABOUT THE REORGANIZATIONS

General

The board of directors/trustees of Nuveen’s municipal closed-end funds, including the Board of each Fund, have approved a series of mergers of single-state municipal closed-end funds, including the Reorganization of each of the Target Funds into the Acquiring Fund. As noted above, the Acquiring Fund and the Target Funds have similar investment objectives and policies, substantially similar portfolio compositions and the same portfolio manager. With respect to the proposed Reorganizations, it is intended that the combination of the Funds will result in the same or a lower effective management fee rate and lower total expenses per common share (excluding the costs of leverage) for shareholders of each Fund (as shareholders of the combined fund following the Reorganizations) due to economies of scale resulting from the larger size of the combined fund and enhance the secondary trading market for common shares of the Funds as a result of the greater share volume of the combined fund. As a result of differences in the cost of leverage, the projected total expense ratio (including cost of leverage) of the combined fund as of the date presented in the Comparative Fee Table in the enclosed

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Joint Proxy Statement/Prospectus is equal to the total expense ratio (including cost of leverage) for each of the Acquiring Fund and Dividend Advantage 2 and lower than the total expense ratio (including cost of leverage) for Performance Plus.

The closing of each Reorganization is contingent upon the closing of both of the Reorganizations. In order for the Reorganizations to occur, each Fund must obtain all requisite shareholder approvals as well as certain consents, confirmations and/or waivers from various third parties, including rating agencies with respect to outstanding preferred shares and the liquidity provider with respect to the outstanding VRDP Shares of Performance Plus. Because the closing of the Reorganizations is contingent upon both of the Target Funds and the Acquiring Fund obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganizations will not occur, even if shareholders of your Fund that are entitled to vote on the Agreement and Plan of Reorganization approve the Reorganization(s) and your Fund satisfies all of its closing conditions, if one or more of the other Funds does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the proposals or continuing to operate the Fund as a stand-alone fund.

Terms of the Reorganizations

General.    The Agreement and Plan of Reorganization by and among each Target Fund and the Acquiring Fund (the “Agreement”), in the form attached as Appendix A, provides for: (i) the Acquiring Fund’s acquisition of substantially all of the assets of each Target Fund in exchange for newly issued common shares of the Acquiring Fund, par value $0.01 per share, and newly issued VMTP Shares, with a par value of $0.01 per share and a liquidation preference of $100,000 per share, or newly issued VRDP Shares, with a par value of $0.01 per share and a liquidation preference of $100,000 per share, of the Acquiring Fund, as applicable, and the Acquiring Fund’s assumption of substantially all of the liabilities of each Target Fund; and (ii) the distribution of the newly issued Acquiring Fund common shares and Acquiring Fund preferred shares received by each Target Fund to its common and preferred shareholders, respectively, as part of the liquidation, dissolution and termination of each Target Fund in accordance with applicable law. No fractional Acquiring Fund common shares will be distributed to a Target Fund’s common shareholders in connection with a Reorganization and, in lieu of such fractional shares, each Target Fund’s common shareholders will receive cash in an amount equal to a pro-rata share of the proceeds from the sale of such fractional shares in the open market, which may be higher or lower than net asset value. Preferred shareholders of each Target Fund will receive the same number of Acquiring Fund VMTP Shares or VRDP Shares, as applicable, having substantially identical terms (with respect to VMTP Shares) or substantially similar terms (with respect to VRDP Shares) as the outstanding preferred shares of the Target Fund held by such preferred shareholders immediately prior to the closing of the Reorganizations. The aggregate liquidation preference of the Acquiring Fund preferred shares received in connection with a Reorganization will equal the aggregate liquidation preference of the corresponding Target Fund preferred shares held immediately prior to the closing of the Reorganization. The preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations will have equal priority with each other and with the Acquiring Fund’s other outstanding preferred shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. In addition, the preferred shares of the Acquiring Fund, including the preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations, will be senior in priority to

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the Acquiring Fund’s common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

As a result of the Reorganizations, the assets of the Acquiring Fund and each Target Fund would be combined, and the shareholders of each Target Fund would become shareholders of the Acquiring Fund. The closing date is expected to be on or about May 11, 2015, or such other date as the parties may agree (the “Closing Date”). Following the Reorganizations, each Target Fund would terminate its registration as an investment company under the 1940 Act. The Acquiring Fund will continue to operate after the Reorganizations as a registered closed-end management investment company with the investment objectives and policies described in this Joint Proxy Statement/Prospectus.

The aggregate net asset value, as of the Valuation Time (as defined below), of the Acquiring Fund common shares received by each Target Fund in connection with a Reorganization will equal the aggregate net asset value of the Target Fund common shares held by shareholders of such Target Fund as of the Valuation Time. See “Proposal No. 2—Information About the Reorganizations—Description of Common Shares Issued by the Acquiring Fund” for a description of the rights of Acquiring Fund common shareholders. No fractional Acquiring Fund common shares, however, will be distributed to a Target Fund’s common shareholders in connection with the Reorganizations. The Acquiring Fund’s transfer agent will aggregate all fractional Acquiring Fund common shares that may be due to Target Fund shareholders as of the Closing Date and will sell the resulting whole shares for the account of holders of all such fractional interests at a value that may be higher or lower than net asset value, and each such holder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares, the Acquiring Fund’s transfer agent will act directly on behalf of the shareholders entitled to receive fractional shares and will accumulate fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes). For federal income tax purposes, shareholders will be treated as if they received fractional share interests and then sold such interests for cash. The holding period and the aggregate tax basis of the Acquiring Fund shares received by a shareholder, including fractional share interests deemed received by a shareholder, will be the same as the holding period and aggregate tax basis of the Target Fund common shares previously held by the shareholder and exchanged therefor, provided the Target Fund shares exchanged therefor were held as capital assets. As a result of the Reorganizations, common shareholders of the Funds will hold a smaller percentage of the outstanding common shares of the combined fund as compared to their percentage holdings of their respective Fund prior to the Reorganizations and thus, common shareholders will hold reduced percentages of ownership in the larger combined entity than they held in the Acquiring Fund or Target Fund individually.

Following the Reorganizations, each preferred shareholder of a Target Fund would own the same number of Acquiring Fund preferred shares with the same aggregate liquidation preference as preferred shares of the Target Fund held by such shareholder immediately prior to the closing of the Reorganizations, with substantially identical terms (with respect to VMTP Shares) or substantially similar terms (with respect to VRDP Shares) as the outstanding preferred shares of the Target Fund held by such preferred shareholder immediately prior to the closing of the Reorganizations. As a result of the Reorganizations, preferred shareholders of the Funds would hold reduced voting percentages of preferred shares in the combined fund than they held in the Acquiring Fund or Target Fund individually. In addition, all of the VMTP Shares of the Acquiring Fund and Dividend Advantage 2 are currently owned by a single institutional investor, which is likely to remain the case following the Reorganizations.

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Valuation of Assets and Liabilities.    If the Reorganizations are approved and the other closing conditions are satisfied or waived, the value of the net assets of each Target Fund will be the value of its assets, less its liabilities, computed as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”). The value of each Target Fund’s assets shall be determined by using the valuation procedures of the Nuveen closed-end funds adopted by the Board or such other valuation procedures as shall be mutually agreed upon by the parties. The value of each Target Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding preferred shares of such Target Fund.

Distributions.    Undistributed net investment income represents net earnings from a Fund’s investment portfolio that over time have not been distributed to shareholders. Under the terms of the Agreement, if a Target Fund has undistributed net investment income or undistributed net capital gains, such Target Fund is required to declare a distribution, which, together with all previous dividends, has the effect of distributing to its shareholders all undistributed net investment income and undistributed realized net capital gains (after reduction by any available capital loss carryforwards) for all taxable periods ending on or before the Closing Date. The Acquiring Fund is not subject to a similar distribution requirement; however, it is anticipated that the Acquiring Fund will declare a distribution prior to the Closing Date which will result in the distribution of a portion of its undistributed net investment income to its shareholders. Consequently, Target Fund shareholders effectively will purchase a pro rata portion of the Acquiring Fund’s remaining undistributed net investment income and undistributed realized net capital gains, if any, which may be more or less than each Target Fund’s undistributed net investment income and undistributed realized net capital gains immediately preceding the distributions described above, if any. As a result, the Acquiring Fund’s existing shareholders will experience a corresponding reduction in their respective portion of undistributed net investment income and undistributed realized net capital gains per share, if any, such that the Acquiring Fund’s undistributed net investment income and undistributed realized net capital gains per share immediately following the Reorganizations is expected to be less than the Acquiring Fund’s undistributed net investment income and undistributed realized net capital gains per share immediately preceding the Reorganizations.

Amendments.    Under the terms of the Agreement, the Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by each Fund as specifically authorized by each Fund’s Board; provided, however, that following the meeting of the shareholders of the Funds called by each Fund, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund shares to be issued to each Target Fund’s shareholders under the Agreement to the detriment of such shareholders without their further approval.

Conditions.    Under the terms of the Agreement, the closing of the Reorganizations is conditioned upon (a) the requisite approval by the shareholders of each Fund of the proposals with respect to the Reorganization in this Joint Proxy Statement/Prospectus, (b) each Fund’s receipt of an opinion substantially to the effect that its Reorganization(s) will qualify as a reorganization under the Code (see “—Material Federal Income Tax Consequences of the Reorganizations”), (c) the absence of legal proceedings challenging the Reorganizations and (d) the Funds’ receipt of certain customary certificates and legal opinions. Additionally, in order for the Reorganizations to occur, each Fund must obtain certain consents, confirmations and/or waivers from various third parties, including rating agencies with respect to outstanding preferred shares and the liquidity provider with respect to the outstanding VRDP Shares of Performance Plus. Among other things, the Acquiring Fund must obtain

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written confirmation from the rating agencies then rating the preferred shares of the Funds to the effect that: (a) consummation of the transactions contemplated by the Agreement will not impair the then-current rating assigned by such rating agencies to the existing Acquiring Fund VMTP Shares; and (b) the Acquiring Fund preferred shares to be issued pursuant to the Reorganizations will be rated by such rating agencies no lower than the then-current ratings assigned by such rating agencies to the preferred shares of the Target Fund exchanged therefor. The Funds are not, however, required under the respective statements of preferences with respect to VMTP Shares or VRDP Shares to maintain any particular (or particular level of) long-term ratings for the VMTP Shares or VRDP Shares.

Termination.    The Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each Fund’s Chief Administrative Officer or a Vice President without further action by the Board. In addition, any Fund may at its option terminate the Agreement at or before the closing due to: (a) a breach by any other party of any representation, warranty or agreement contained therein to be performed at or before the closing, if not cured within 30 days; (b) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears it will not or cannot be met; or (c) a determination by its Board that the consummation of the transactions contemplated by the Agreement is not in the best interests of the Fund.

Reasons for the Reorganizations

Based on the considerations below, the Board of each Fund, including the Independent Board Members, has determined that its Fund’s Reorganization(s) would be in the best interests of its Fund and that the interests of the existing shareholders of such Fund would not be diluted with respect to net asset value as a result of such Reorganization(s). The Boards approved the Reorganizations and recommended that shareholders of the respective Funds approve the Reorganizations.

In preparation for a meeting of the Boards held on January 15, 2015 (the “Meeting”) at which the Reorganizations were considered, the Adviser provided the Boards, prior to the Meeting and in prior meetings, with information regarding the proposed Reorganizations, including the rationale therefor and alternatives considered to the Reorganizations. Prior to approving the Reorganizations, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed with independent legal counsel applicable law and their duties in considering such matters, and met with independent legal counsel in a private session without management present. The Boards considered a number of principal factors presented at the time of the Meeting or prior meetings in reaching their determinations, including the following:

—	the compatibility of the Funds’ investment objectives, policies and related risks;

—	consistency of portfolio management;

—	improved economies of scale and the potential for lower fees and total expenses (excluding the costs of leverage);

—	the potential for improved secondary market trading with respect to the common shares;

—	the anticipated federal income tax-free nature of the Reorganizations;

—	the expected costs of the Reorganizations;

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—	the terms of the Reorganizations and whether the Reorganizations would dilute the interests of shareholders of the Funds;

—	the effect of the Reorganizations on shareholder rights; and

—	any potential benefits of the Reorganizations to the Adviser and its affiliates as a result of the Reorganizations.

Compatibility of Investment Objectives, Policies and Related Risks.    Based on the information presented, the Boards noted that the investment objectives, policies and risks of the Funds are similar. The Boards noted that each Fund is a diversified fund that invests primarily in municipal securities the income from which is exempt from regular federal, New York State and New York City income taxes. In addition, under normal circumstances, each Fund invests at least 80% of its Managed Assets in investment-grade securities. The Boards considered that the portfolio composition of each Fund is substantially similar and considered the impact of the Reorganizations on each Fund’s portfolio, including any shifts in sector allocations, credit ratings, duration, yield and leverage costs. Accordingly, they also considered the relative performance of the Funds and the factors that may affect the future performance of the combined fund. The Boards also recognized that each Fund utilizes leverage. Because the Funds have similar investment strategies, the principal risks of each Fund are also similar.

Consistency of Portfolio Management.    The Boards considered that each Fund has the same investment adviser, sub-adviser and portfolio manager, and that such portfolio manager would continue to manage the combined fund upon completion of the Reorganizations. Through the Reorganizations, the Boards recognized that shareholders will remain invested in a closed-end management investment company that will have greater net assets and benefits from potential economies of scale; the same investment adviser, sub-adviser and portfolio manager; and similar investment objectives and investment strategies.

Improved Economies of Scale and Potential for Lower Fees and Total Expenses (Excluding the Costs of Leverage).    The Boards considered the fees and expense ratios of each of the Funds (including estimated expenses of the combined fund following the Reorganizations). As a result of the greater economies of scale from the larger asset size of the combined fund after the Reorganizations, the Boards noted that it was expected that the total expenses per common share (excluding the costs of leverage) of the combined fund would be lower than those of the Acquiring Fund and each Target Fund prior to the closing of the Reorganizations. The Boards also considered the anticipated benefit to the Funds from the larger asset size as fixed costs are shared over a larger asset base. In addition, as each Fund utilizes leverage, the Boards considered the differences in the costs of leverage among the Funds and the impact of the Reorganizations on such costs. In this connection, the Boards took into account the Adviser’s position that the greater asset size of the combined fund may provide greater flexibility in managing the structure and costs of leverage over time.

Potential for Improved Secondary Market Trading with Respect to the Common Shares.    While it is not possible to predict trading levels at the time the Reorganizations close, the Boards noted that the Reorganizations are being proposed, in part, to seek to enhance the secondary trading market for the common shares of the Funds. The Boards considered information provided by the Adviser indicating that the combined fund’s greater share volume may result in increased market liquidity after the Reorganizations, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements.

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Anticipated Tax-Free Reorganizations; Capital Loss Carryforwards.    The Reorganizations will be structured with the intention that they qualify as tax-free reorganizations for federal income tax purposes, and the Funds will obtain opinions of counsel substantially to this effect (based on certain factual representations and certain customary assumptions). In addition, the Boards considered the impact of the Reorganizations on any estimated capital loss carryforwards of the Funds and applicable limitations under the federal income tax rules.

Expected Costs of the Reorganizations.    The Boards considered the terms and conditions of the Agreement, including the estimated costs associated with the Reorganizations and the allocation of such costs among the Acquiring Fund and each Target Fund. The Boards noted, however, that, assuming the Reorganizations are consummated, the Adviser anticipated that the projected costs of each Reorganization may be recovered over time for the common shareholders and that preferred shareholders will not bear any costs of the Reorganizations.

Terms of the Reorganizations and Impact on Shareholders.    The terms of the Reorganizations are intended to avoid dilution of the interests with respect to net asset value of the existing shareholders of the Funds. In this regard, the Boards considered that each holder of common shares of a Target Fund will receive common shares of the Acquiring Fund (taking into account any fractional shares to which the shareholder would be entitled) equal in value as of the Valuation Time to the aggregate per share net asset value of that shareholder’s Target Fund common shares held as of the Valuation Time. No fractional common shares of the Acquiring Fund, however, will be distributed to a Target Fund’s common shareholders in connection with the Reorganizations and, in lieu of such fractional shares, each Target Fund’s common shareholders will receive cash.

Preferred shareholders of each Target Fund will receive the same number of Acquiring Fund VMTP Shares or VRDP Shares, as applicable, having substantially identical terms (with respect to VMTP Shares) or substantially similar terms (with respect to VRDP Shares) as the outstanding preferred shares of the Target Fund held by such preferred shareholders immediately prior to the closing of the Reorganizations. The aggregate liquidation preference of the Acquiring Fund preferred shares received in connection with a Reorganization will equal the aggregate liquidation preference of the corresponding Target Fund preferred shares held immediately prior to the closing of the Reorganization.

Effect on Shareholder Rights.    The Boards considered that the Acquiring Fund and Dividend Advantage 2 are each organized as a Massachusetts business trust and Performance Plus is organized as a Minnesota corporation. In this regard, the Boards noted that, unlike a Massachusetts business trust, many aspects of the corporate governance of a Minnesota corporation are prescribed by state statutory law. In addition, the Boards are aware that the structure of the Boards of the Massachusetts Funds differs from that of the Board of the Minnesota Fund.

Potential Benefits to Nuveen Fund Advisors and Affiliates.    The Boards recognized that the Reorganizations may result in some benefits and economies for the Adviser and its affiliates. These may include, for example, a reduction in the level of operational expenses incurred for administrative, compliance and portfolio management services as a result of the elimination of the Target Funds as separate funds in the Nuveen complex.

Conclusion.    Each Board, including the Independent Board Members, approved the Reorganization (or Reorganizations, in the case of the Acquiring Fund’s Board) involving its Fund, concluding that such Reorganization is (or such Reorganizations are) in the best interests of its Fund and that the interests of existing shareholders of the Fund will not be diluted with respect to net asset value as a result of the Reorganization(s).

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Capitalization

The following table sets forth the unaudited capitalization of the Funds as of September 30, 2014, and the pro-forma combined capitalization of the combined fund as if the Reorganizations had occurred on that date. The table reflects pro forma exchange ratios of approximately 1.02758837 and 0.97710322 common shares of the Acquiring Fund issued for each common share of Performance Plus and Dividend Advantage 2, respectively. If the Reorganizations are consummated, the actual exchange ratios may vary.

	Acquiring Fund	Performance Plus	Dividend Advantage 2	Pro Forma Adjustments		Combined Fund Pro Forma(1)
Variable Rate Demand Preferred (VRDP) Shares, $100,000 stated value per share, at liquidation value; 890 shares outstanding for Performance Plus; and 890 shares outstanding for Combined Fund Pro Forma	$—	$89,000,000	$—	$—		$89,000,000

Variable Rate MuniFund Term Preferred (VMTP) Shares, $100,000 stated value per share, at liquidation value; 560 shares outstanding for Acquiring Fund; 380 shares outstanding for Dividend Advantage 2; and 940 shares outstanding for Combined Fund Pro Forma	$56,000,000	$—	$38,000,000	$—		$94,000,000

Common Shareholders’ Equity:
Common Shares, $.01 par value per share; 9,265,330 shares outstanding for Acquiring Fund; 15,063,511 shares outstanding for Performance Plus; 6,483,216 shares outstanding for Dividend Advantage 2; and 31,079,221 shares outstanding for Combined Fund Pro Forma	$92,653	$150,635	$64,832	$2,672	(2)	$310,792
Paid-in surplus	130,308,114	219,945,033	91,183,806	(947,672	)(3)	440,489,281
Undistributed (Over-distribution of) net investment income	868,604	2,232,184	468,722	(1,769,684	)(4)	1,799,826
Accumulated net realized gain (loss)	$(2,325,156)	$(6,937,358)	$(2,221,856)	$—		$(11,484,370)
Net unrealized appreciation (depreciation)	13,335,103	23,331,610	8,516,510	—		45,183,223

Net assets attributable to common shares	$142,279,318	$238,722,104	$98,012,014	$(2,714,684)		$476,298,752

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	Acquiring Fund	Performance Plus	Dividend Advantage 2	Pro Forma Adjustments	Combined Fund Pro Forma(1)
Net asset value per common share outstanding (net assets attributable to common shares, divided by common shares outstanding)	$15.36	$15.85	$15.12		$15.33

Authorized shares:
Common	Unlimited	200,000,000	Unlimited		Unlimited
Preferred	Unlimited	1,000,000	Unlimited		Unlimited

(1)	The pro forma balances are presented as if the Reorganizations were effective as of September 30, 2014, and are presented for informational purposes only. The actual Closing Date of the Reorganizations is expected to be on or about May 11, 2015, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date.
(2)	Assumes the issuance of 15,479,108 and 6,334,783 Acquiring Fund common shares in exchange for the net assets of Performance Plus and Dividend Advantage 2, respectively. These numbers are based on the net asset value of the Acquiring Fund and Target Funds as of September 30, 2014, adjusted for estimated Reorganization costs and the effect of distributions.
(3)	Includes the impact of estimated total Reorganization costs of $945,000, which will be borne by the common shareholders of the Acquiring Fund, Performance Plus and Dividend Advantage 2 in the amounts of $285,000, $40,000 and $620,000, respectively.
(4)	Assumes Performance Plus and Dividend Advantage 2 make net investment income distributions of $1,460,127 and $309,557, respectively.

Expenses Associated with the Reorganizations

In evaluating the Reorganizations, management of the Funds estimated the amount of expenses the Funds would incur to be approximately $945,000, which includes additional stock exchange listing fees, SEC registration fees, legal and accounting fees, proxy solicitation and distribution costs and other related administrative or operational costs. The expenses of the Reorganizations (whether or not consummated) will be allocated among the Funds ratably based on the relative expected benefits of the Reorganizations comprised of forecasted cost savings and distribution increases, if any, to each Fund during the first year following the Reorganizations. Reorganization expenses have been or will be accrued as expenses of each Fund prior to the Valuation Time. These estimated expenses will be borne by the Acquiring Fund, Performance Plus and Dividend Advantage 2 in the amounts of $285,000 (0.21%), $40,000 (0.02%) and $620,000 (0.66%), respectively (all percentages are based on average net assets applicable to common shares for the twelve (12) months ended September 30, 2014). Preferred shareholders of the Funds will not bear any costs of the Reorganizations.

Additional solicitation may be made by letter or telephone by officers or employees of Nuveen Investments or the Adviser, or by dealers and their representatives. The Funds have engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated aggregate cost of $10,500 per Fund plus reasonable expenses, which is included in the foregoing estimate.

Dissenting Shareholders’ Rights of Appraisal

Under the charter documents of the Acquiring Fund and Dividend Advantage 2, shareholders of the Fund do not have dissenters’ rights of appraisal with respect to these Funds’ Reorganization(s).

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Under Minnesota law, shareholders generally are entitled to assert dissenters’ rights in connection with a reorganization and obtain payment of the “fair value” of their shares, provided that they comply with the requirements of Minnesota law. However, because the common shares of Performance Plus are listed and trade on an exchange, under Minnesota law, only the holders of preferred shares of Performance Plus, and not the holders of common shares, will be entitled to assert dissenters’ rights.

Material Federal Income Tax Consequences of the Reorganizations

As a condition to each Fund’s obligation to consummate the Reorganizations, each Fund will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions) with respect to its Reorganization(s) substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.	The transfer of substantially all of the assets of the Target Fund to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund, followed by the distribution to the Target Fund shareholders of all the Acquiring Fund shares received by the Target Fund in complete liquidation of the Target Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

2.	No gain or loss will be recognized by the Acquiring Fund upon the receipt of substantially all of the assets of the Target Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund.

3.	No gain or loss will be recognized by the Target Fund upon the transfer of substantially all of the Target Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of all such Acquiring Fund shares to the Target Fund shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

4.	No gain or loss will be recognized by the Target Fund shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund shares in the Reorganization, except to the extent the Target Fund’s shareholders receive cash in lieu of a fractional Acquiring Fund common share.

5.	The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the Reorganization (including any fractional Acquiring Fund common share to which a shareholder would be entitled) will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund shares received by each Target Fund shareholder (including any fractional Acquiring Fund common share to which a shareholder would be entitled) will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization.

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6.	The basis of the Target Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets to the Target Fund immediately before the Reorganization. The holding period of the assets of the Target Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Target Fund.

In addition, each of Sidley Austin LLP (with respect to the VRDP Shares) and K&L Gates LLP (with respect to the VMTP Shares), as special tax counsel to the Acquiring Fund, will deliver an opinion to the Acquiring Fund, subject to certain representations, assumptions and conditions, substantially to the effect that the Acquiring Fund preferred shares received in the Reorganizations by the holders of preferred shares of the Target Funds will qualify as equity in the Acquiring Fund for federal income tax purposes.

No opinion will be expressed as to (1) the federal income tax consequences of payments to preferred shareholders of Performance Plus who elect dissenters’ rights, (2) the effect of the Reorganizations on a Target Fund, the Acquiring Fund or any Target Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (3) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

If a Target Fund shareholder receives cash in lieu of a fractional Acquiring Fund share, the shareholder will be treated as having received the fractional Acquiring Fund share pursuant to the Reorganization and then as having sold that fractional Acquiring Fund share for cash. As a result, each such Target Fund shareholder generally will recognize gain or loss equal to the difference between the amount of cash received and the basis in the fractional Acquiring Fund share to which the shareholder is entitled. This gain or loss generally will be a capital gain or loss and generally will be long-term capital gain or loss if, as of the effective time of the Reorganization, the holding period for the shares (including the holding period of Target Fund shares surrendered therefor if such Target Fund Shares were held as capital assets at the time of the Reorganization) is more than one year. The deductibility of capital losses is subject to limitations. Any cash received in lieu of a fractional share may be subject to backup withholding taxes.

Prior to the closing of the Reorganizations, each Target Fund will declare a distribution to its common shareholders, which together with all other distributions to preferred and common shareholders made with respect to the taxable year in which the Reorganization occurs and all prior taxable years, will have the effect of distributing to shareholders all its net investment income and realized net capital gains (after reduction by any available capital loss carryforwards), if any, through the Closing Date of the Reorganizations. To the extent distributions are attributable to ordinary taxable income or capital gains, the distribution will be taxable to shareholders for federal income tax purposes. Each Fund designates distributions to common and preferred shareholders as consisting of particular types of income (such as exempt interest, ordinary income and capital gain) based on each class’ proportionate share of the total distributions paid by the Fund during the year. Additional distributions may be made if necessary. All dividends and distributions will be paid in cash unless a shareholder has made an election to reinvest dividends and distributions in additional shares under the Target Fund’s dividend reinvestment plan. Taxable dividends and distributions are subject to federal income tax whether received in cash or additional shares.

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After the Reorganizations, the combined fund’s ability to use the Target Funds’ or the Acquiring Fund’s pre-Reorganization capital losses may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders may pay federal income taxes sooner, or pay more federal income taxes, than they would have had the Reorganizations not occurred. The effect of these potential limitations, however, will depend on a number of factors including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganizations and the amount of unrealized capital gains in the Funds at the time of the Reorganizations. As of September 30, 2014, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against capital gains, if any, per the table below. The capital losses are not subject to expiration.

	Acquiring Fund	Performance Plus	Dividend Advantage 2
Capital losses to be carried forward	$1,152,216	$1,366,806	$468,386

In addition, the shareholders of a Target Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the closing of the Reorganizations when such income and gains are eventually distributed by the Acquiring Fund. As a result, shareholders of a Target Fund may receive a greater amount of taxable distributions than they would have had the Reorganizations not occurred.

This description of the federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Reorganizations, including the applicability and effect of state, local, non-U.S. and other tax laws.

The foregoing is intended to be only a summary of the principal federal income tax consequences of the Reorganizations and should not be considered to be tax advice. There can be no assurance that the IRS will concur on all or any of the issues discussed above. Shareholders are urged to consult their own tax advisers regarding the federal, state and local tax consequences with respect to the foregoing matters and any other considerations which may be applicable to them.

Votes Required

Each Reorganization is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of each Target Fund’s outstanding common shares and preferred shares entitled to vote on the matter, voting together as a single class, and by the affirmative vote of the holders of a majority (more than 50%) of such Target Fund’s outstanding preferred shares entitled to vote on the matter, also voting separately. The Reorganizations also are required to be approved by the affirmative vote of the holders of a majority (more than 50%) of the Acquiring Fund’s outstanding preferred shares entitled to vote on the matter, voting as a separate class. Holders of preferred shares of each Fund are being solicited separately on the foregoing proposals through a separate proxy statement and not through this Joint Proxy Statement/Prospectus.

Abstentions and broker non-votes will have the same effect as a vote against the approval of the Reorganizations. Broker non-votes are shares held by brokers or nominees for which the brokers or nominees have executed proxies as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

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Preferred shareholders of each Fund are separately being asked to approve the Agreement as a “plan of reorganization” under the 1940 Act. Section 18(a)(2)(D) of the 1940 Act provides that the terms of preferred shares issued by a registered closed-end management investment company must contain provisions requiring approval by the vote of a majority of such shares, voting as a class, of any plan of reorganization adversely affecting such shares. Because the 1940 Act makes no distinction between a plan of reorganization that has an adverse effect as opposed to a materially adverse effect, each Fund is seeking approval of the Agreement by the holders of such Fund’s preferred shares.

The closing of each Reorganization is contingent upon the closing of both of the Reorganizations. In order for the Reorganizations to occur, each Fund must obtain the requisite shareholder approvals as well as certain consents, confirmations and/or waivers from various third parties, including rating agencies with respect to outstanding preferred shares and the liquidity provider with respect to the outstanding VRDP Shares of Performance Plus. Because the closing of the Reorganizations is contingent upon both of the Target Funds and the Acquiring Fund obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganizations will not occur, even if shareholders of your Fund that are entitled to vote on the Agreement approve the Reorganization(s) and your Fund satisfies all of its closing conditions, if one or more of the other Funds does not obtain its requisite shareholder approvals or satisfy its closing conditions. VMTP Shares and VRDP Shares were issued on a private placement basis to one or a small number of institutional holders. To the extent that one or more preferred shareholders of a Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of a Fund’s outstanding preferred shares, one or more shareholder approvals required for the Reorganizations may turn on the exercise of voting rights by such particular shareholder(s) and its or their determination as to the favorable view of such proposal(s) with respect to its or their interests. The Funds exercise no influence or control over the determinations of such shareholders with respect to the proposals; there is no guarantee that such shareholders will approve the proposals over which they may exercise effective disposition power. If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the proposals or continuing to operate the Fund as a stand-alone fund.

Description of Common Shares to be Issued by the Acquiring Fund; Comparison to Target Funds

General

As a general matter, the common shares of the Acquiring Fund and each Target Fund have equal voting rights and equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of their respective Fund and have no preemptive, conversion or exchange rights or rights to cumulative voting. Holders of whole common shares of each Fund are entitled to one vote per share on any matter on which the shares are entitled to vote, while each fractional share is entitled to a proportional fractional vote. Furthermore, the provisions set forth in the Acquiring Fund’s declaration of trust are substantially similar to the provisions of each Target Fund’s declaration of trust or articles of incorporation, as applicable, and each contains, among other things, similar super-majority voting provisions, as described under “Additional Information about the Acquiring Fund—Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws.” The full text of each Fund’s declaration of trust or articles of incorporation, as applicable, is on file with the SEC and may be obtained as described on page 90.

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The Acquiring Fund’s declaration of trust authorizes an unlimited number of common shares, par value $0.01 per share. If the Reorganizations are consummated, the Acquiring Fund will issue additional common shares on the Closing Date to the common shareholders of each Target Fund based on the relative per share net asset value of the Acquiring Fund and the net asset values of the assets of such Target Fund that are transferred in connection with the Reorganization, in each case as of the Valuation Time. The value of a Fund’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all of the Fund’s outstanding preferred shares.

The terms of the Acquiring Fund common shares to be issued pursuant to the Reorganizations will be identical to the terms of the Acquiring Fund common shares that are then outstanding. Acquiring Fund common shares have equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Acquiring Fund common shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting. See also “Comparison of Massachusetts Business Trusts and Minnesota Corporations.”

Distributions

As a general matter, each Fund has a monthly distribution policy and each Fund seeks to maintain a stable level of distributions. Each Fund’s present policy, which may be changed by its Board, is to make regular monthly cash distributions to holders of its common shares at a level rate (stated in terms of a fixed cents per common share dividend rate) that reflects the past and projected performance of the Fund.

The Acquiring Fund’s ability to maintain a level dividend rate will depend on a number of factors, including the rate at which dividends are payable on the preferred shares. The net income of the Acquiring Fund generally consists of all interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Acquiring Fund are accrued each day. Over time, all the net investment income of the Acquiring Fund will be distributed. At least annually, the Acquiring Fund also intends to effectively distribute net capital gain and ordinary taxable income, if any, after paying any accrued dividends or making any liquidation payments to preferred shareholders. Although it does not now intend to do so, the Board may change the Acquiring Fund’s dividend policy and the amount or timing of the distributions based on a number of factors, including the amount of the Fund’s undistributed net investment income and historical and projected investment income and the amount of the expenses and dividend rates on the outstanding preferred shares.

As explained more fully below, at least annually, the Acquiring Fund may elect to retain rather than distribute all or a portion of any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) otherwise allocable to shareholders and pay federal income tax on the retained gain. As provided under federal income tax law, shareholders will include their share of the retained net capital gain in their income for the year as a long-term capital gain (regardless of their holding period in the shares), and will be entitled to an income tax credit or refund for the federal income tax deemed paid on their behalf by the Acquiring Fund. See “Federal Income Tax Matters Associated with Investment in the Acquiring Fund” under “Additional Information About the Acquiring Fund” below and “Tax Matters—Federal Income Tax Matters” in the Reorganization SAI.

So long as preferred shares are outstanding, the Acquiring Fund may not declare a dividend or distribution to common shareholders (other than a dividend in common shares of the Fund) or purchase

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its common shares unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares at the time of the declaration of such dividend or distribution or at the time of such purchase would be at least 200% after giving effect to the dividend or distribution or purchase price.

Dividend Reinvestment Plan

Generally, the terms of the dividend reinvestment plan (the “Plan”) for the Acquiring Fund and each Target Fund are identical. Under the Acquiring Fund’s Plan, you may elect to have all dividends, including any capital gain distributions, on your common shares automatically reinvested by State Street Bank and Trust Company (the “Plan Agent”) in additional common shares under the Plan. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by State Street Bank and Trust Company as dividend paying agent.

If you decide to participate in the Plan of the Acquiring Fund, the number of common shares you will receive will be determined as follows:

(1)        If common shares are trading at or above net asset value at the time of valuation, the Acquiring Fund will issue new shares at the then current market price; or

(2)        If common shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common shares in the open market, on the exchange on which the common shares are listed, for the participants’ accounts. It is possible that the market price for the common shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common shares issued by the Acquiring Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common shares in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

If the Plan Agent begins purchasing Acquiring Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in common shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

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Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due on taxable dividends and distributions.

The Acquiring Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of the Acquiring Fund the change is warranted. There is no direct service charge to participants in the Plan; however, the Acquiring Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from State Street Bank and Trust Company, Attn: Computershare Nuveen Investments, P.O. Box 43071, Providence, Rhode Island 02940-3071, (800) 257-8787.

Common Share Price Data

The following tables show for the periods indicated: (i) the high and low sales prices for common shares reported as of the end of the day on the corresponding stock exchange of each Fund, (ii) the high and low net asset values of the common shares, and (iii) the high and low of the premium/(discount) to net asset value (expressed as a percentage) of the common shares.

	Acquiring Fund
	Market Price		Net Asset Value		Premium/(Discount)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
December 2014	$13.62	$13.35	$15.65	$15.31	(11.96)%	(14.70)%
September 2014	$13.65	$13.18	$15.37	$14.98	(9.78)%	(13.40)%
June 2014	$13.73	$13.18	$15.24	$14.72	(9.37)%	(11.42)%
March 2014	$13.39	$12.69	$14.78	$14.11	(7.99)%	(10.17)%
December 2013	$12.96	$12.32	$14.41	$14.08	(9.26)%	(13.28)%
September 2013	$13.94	$12.33	$14.70	$13.75	(5.04)%	(11.33)%
June 2013	$15.38	$13.44	$16.01	$14.24	(3.39)%	(10.04)%
March 2013	$15.94	$14.68	$16.11	$15.74	(0.50)%	(6.79)%
December 2012	$16.34	$15.20	$16.42	$15.91	(0.31)%	(4.88)%
September 2012	$16.00	$15.11	$16.13	$15.76	(0.75)%	(4.66)%
June 2012	$15.10	$14.41	$15.83	$15.44	(4.13)%	(7.85)%
March 2012	$15.05	$14.15	$15.65	$15.16	(3.16)%	(7.94)%
December 2011	$14.24	$13.20	$15.16	$14.70	(5.84)%	(10.45)%

	Performance Plus
	Market Price		Net Asset Value		Premium/(Discount)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
December 2014	$14.48	$13.91	$16.11	$15.81	(9.27)%	(13.11)%
September 2014	$14.37	$13.81	$15.89	$15.54	(8.69)%	(12.21)%
June 2014	$14.52	$13.89	$15.85	$15.26	(7.87)%	(9.77)%
March 2014	$13.99	$13.39	$15.35	$14.66	(7.47)%	(10.07)%
December 2013	$13.76	$12.90	$14.97	$14.59	(7.65)%	(12.19)%
September 2013	$14.75	$12.99	$15.35	$14.26	(3.78)%	(10.38)%
June 2013	$16.77	$13.90	$16.75	$14.83	0.72%	(6.78)%
March 2013	$17.26	$15.99	$16.84	$16.45	3.11%	(2.86)%
December 2012	$17.60	$16.41	$17.17	$16.59	2.68%	(1.76)%
September 2012	$17.18	$16.14	$16.84	$16.50	2.28%	(2.46)%
June 2012	$16.20	$15.37	$16.59	$16.22	(1.76)%	(5.44)%
March 2012	$16.27	$15.01	$16.49	$15.99	(0.73)%	(7.06)%
December 2011	$15.44	$14.65	$15.99	$15.54	(3.21)%	(6.88)%

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	Dividend Advantage 2
	Market Price		Net Asset Value		Premium/(Discount)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
December 2014	$13.25	$13.07	$15.41	$15.07	(12.55)%	(14.67)%
September 2014	$13.41	$12.99	$15.14	$14.78	(10.06)%	(13.40)%
June 2014	$13.50	$13.00	$15.00	$14.49	(9.23)%	(11.50)%
March 2014	$13.10	$12.50	$14.54	$13.94	(8.32)%	(10.75)%
December 2013	$12.89	$12.02	$14.24	$13.92	(8.99)%	(13.94)%
September 2013	$13.76	$12.24	$14.60	$13.64	(5.69)%	(11.11)%
June 2013	$15.10	$13.55	$15.83	$14.16	(3.53)%	(11.31)%
March 2013	$15.60	$14.27	$15.95	$15.56	(1.27)%	(8.35)%
December 2012	$15.85	$14.91	$16.30	$15.75	(2.11)%	(5.51)%
September 2012	$15.51	$14.80	$15.96	$15.65	(2.16)%	(5.43)%
June 2012	$14.92	$14.40	$15.72	$15.36	(4.73)%	(7.37)%
March 2012	$15.25	$14.17	$15.58	$15.10	(1.55)%	(7.39)%
December 2011	$14.30	$13.25	$15.10	$14.63	(5.12)%	(10.23)%

On February 20, 2015, the closing sale prices of the Acquiring Fund, Performance Plus and Dividend Advantage 2 common shares were $13.76, $14.61 and $13.48, respectively. These prices represent discounts to net asset value for the Acquiring Fund, Performance Plus and Dividend Advantage 2 of (11.11)%, (8.52)% and (11.84)%, respectively.

Common shares of each Fund have historically traded at both a premium and discount to net asset value. It is not possible to state whether Acquiring Fund common shares will trade at a premium or discount to net asset value following the Reorganizations, or what the extent of any such premium or discount might be.

Description of VRDP Shares to be Issued by the Acquiring Fund

The terms of the VRDP Shares of the Acquiring Fund to be issued pursuant to the Reorganization of Performance Plus into the Acquiring Fund (the “New VRDP Shares”) will be substantially similar, as of the closing of the Reorganization, to the outstanding VRDP Shares of Performance Plus for which they are exchanged. The aggregate liquidation preference of the New VRDP Shares will equal the aggregate liquidation preference of the VRDP Shares of Performance Plus immediately prior to the closing of the Reorganization.

The outstanding VRDP Shares of Performance Plus have a mandatory redemption date of March 1, 2040, subject to earlier redemption or repurchase by the Fund, and pay an adjustable dividend rate set weekly by the remarketing agent. The New VRDP Shares will have the same mandatory redemption date as the Performance Plus shares exchanged therefor. Holders of the New VRDP Shares will have the right to give notice on any business day to tender the securities for remarketing in seven days. The New VRDP Shares will also be subject to a mandatory tender for remarketing upon the occurrence of certain events, such as the non-payment of dividends by the Acquiring Fund. Should a remarketing be unsuccessful, the dividend rate will reset to a maximum rate as defined in the governing documents of the New VRDP Shares.

The statement establishing and fixing the rights and preferences of the New VRDP Shares generally requires that the Acquiring Fund maintain a purchase agreement which contains an unconditional demand feature pursuant to a purchase obligation provided by a bank acting as liquidity

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provider to ensure full and timely repayment of the liquidation preference amount plus any accumulated and unpaid dividends to holders upon the occurrence of certain events. The agreement requires the liquidity provider to purchase from holders all New VRDP Shares tendered for sale that were not successfully remarketed. The liquidity provider also must purchase all outstanding New VRDP Shares prior to termination of the purchase agreement, including by reason of the failure of the liquidity provider to maintain the requisite short-term ratings, if the Acquiring Fund has not obtained an alternate purchase agreement before the termination date.

The obligation of the liquidity provider to purchase the New VRDP Shares pursuant to the purchase agreement will run to the benefit of the holders and beneficial owners of the New VRDP Shares and will be unconditional and irrevocable, and as such the short-term ratings assigned to the New VRDP Shares are directly linked to the short-term creditworthiness of the associated liquidity provider. The liquidity provider entered into a purchase agreement with respect to the Performance Plus VRDP Shares, subject to periodic extension by agreement with the Fund. The initial term of the purchase agreement with the liquidity provider for the New VRDP Shares is expected to be no less than the remaining term immediately prior to the Reorganizations of the purchase agreement with respect to the VRDP Shares of Performance Plus exchanged therefor.

Prior to the final mandatory redemption date of March 1, 2040, the New VRDP Shares will be subject to optional and mandatory redemption by the Acquiring Fund in certain circumstances. New VRDP Shares may be redeemed at any time, at the option of the Acquiring Fund (in whole or, from time to time, in part), out of funds legally available therefor, at a redemption price per share equal to the sum of $100,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed for redemption. Pursuant to the statement establishing and fixing the rights and preferences of the New VRDP Shares and a fee agreement with the liquidity provider for the New VRDP Shares, the Acquiring Fund will have an obligation to redeem, at a redemption price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed by the Board for redemption, shares purchased by the liquidity provider pursuant to its obligations under the purchase agreement if the liquidity provider continues to be the beneficial owner for a period of six months and such shares cannot be successfully remarketed. Upon the purchase of such shares by the liquidity provider pursuant to its obligations under the purchase agreement, the Acquiring Fund also will be required to segregate assets in the amount of its redemption obligation until the shares are successfully remarketed or redeemed by the Fund. The Acquiring Fund also will redeem, at a redemption price equal to the liquidation preference per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed by the Board for redemption, such number of preferred shares as is necessary to achieve compliance with the applicable requirement, if the Acquiring Fund fails to maintain (i) the minimum asset coverage required under the 1940 Act and the Acquiring Fund’s agreement with the liquidity provider or (ii) the VRDP basic maintenance amount prescribed by the applicable rating agencies then rating the New VRDP Shares, and such failures are not cured by the applicable cure date. In the event of changes in, or elimination of, any or all long-term ratings of the New VRDP Shares, the requirement to effect a mandatory redemption after the applicable cure date upon a failure to maintain the VRDP basic maintenance amount may be changed or eliminated.

The New VRDP Shares will be senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The New VRDP Shares will rank on a parity with the other preferred shares of the Acquiring Fund, including the Acquiring Fund’s outstanding VMTP Shares (the

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“Outstanding VMTP Shares”) and the new VMTP Shares of the Acquiring Fund to be issued in the Reorganization of Dividend Advantage 2 (the “New VMTP Shares”) and any other preferred shares that the Acquiring Fund may issue in the future, as to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

Description of VMTP Shares to be Issued by the Acquiring Fund

The terms of the VMTP Shares of the Acquiring Fund to be issued pursuant to the Reorganization of Dividend Advantage 2 (previously defined as the “New VMTP Shares”) will be substantially identical, as of the time of the closing of the Reorganization, to the outstanding VMTP Shares of Dividend Advantage 2. The aggregate liquidation preference of the New VMTP Shares received in the Reorganization will equal the aggregate liquidation preference of the Dividend Advantage 2 VMTP Shares held immediately prior to the Reorganization.

Holders of the New VMTP Shares will be entitled to receive cash dividends when, as and if declared by the Acquiring Fund’s Board. The amount of dividends per New VMTP Share payable on any dividend payment date will equal the sum of dividends accumulated but not yet paid for each rate period during the relevant monthly dividend period. The dividend rate applicable to any rate period (which typically consists of seven days) will be an index rate based on the SIFMA Municipal Swap Index plus an applicable spread. The applicable spread will be subject to adjustment in certain circumstances, including a change in the credit rating assigned to the New VMTP Shares.

The outstanding VMTP Shares for Dividend Advantage 2 have a term redemption date of July 1, 2017, unless earlier redeemed or repurchased by Dividend Advantage 2. The New VMTP Shares will be subject to optional and mandatory redemption in certain circumstances. The Acquiring Fund will be obligated to redeem the New VMTP Shares on July 1, 2017, unless earlier redeemed or repurchased by the Acquiring Fund, at a redemption price per share equal to the liquidation value per share ($100,000) plus any accumulated but unpaid dividends plus, if the New VMTP Shares are redeemed prior to July 1, 2015, an optional redemption premium per share equal to the product of (a) 1.00% and (b) the $100,000 liquidation preference per share. The New VMTP Shares also may be redeemed in whole or in part at the option of the Acquiring Fund at a redemption price per share equal to the liquidation value per share plus any accumulated but unpaid dividends. In the event the Acquiring Fund fails to comply with asset coverage and/or effective leverage ratio requirements and any such failure is not cured within the applicable cure period, the Acquiring Fund may become obligated to redeem such number of preferred shares as are necessary to achieve compliance with such requirements.

Except as otherwise provided in the Acquiring Fund’s Declaration of Trust, the statement establishing and fixing the rights and preferences of the New VMTP Shares, or as otherwise required by applicable law, (i) each holder of the New VMTP Shares will be entitled to one vote for each New VMTP Share held on each matter submitted to a vote of shareholders of the Acquiring Fund, and (ii) the holders of the New VMTP Shares, along with holders of other outstanding preferred shares of the Acquiring Fund, will vote with holders of common shares of the Acquiring Fund as a single class; provided, however, that holders of preferred shares, including the New VMTP Shares, are entitled as a class to elect two trustees of the Acquiring Fund at all times. The holders of outstanding common shares and preferred shares, including the New VMTP Shares, voting as a single class, will elect the balance of the trustees of the Acquiring Fund.

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Holders of the New VMTP Shares, as a separate class, will have voting and consent rights with respect to certain actions that would materially and adversely affect any preference, right or power of the New VMTP Shares or holders of the New VMTP Shares. In addition, holders of the New VMTP Shares will have certain consent rights under the purchase agreement for the New VMTP Shares with respect to certain actions that would affect their investment in the Acquiring Fund. Holders of the New VMTP Shares also will be entitled to vote as a class with holders of other preferred shares of the Acquiring Fund on matters that relate to the conversion of the Acquiring Fund to an open-end investment company, certain plans of reorganization adversely affecting holders of the preferred shares or any other action requiring a vote of security holders of the Acquiring Fund under Section 13(a) of the 1940 Act. In certain circumstances, holders of preferred shares, including the New VMTP Shares, are entitled to elect additional trustees in the event at least two full years’ dividends are due and unpaid and sufficient cash or specified securities have not been deposited for their payment, or at any time holders of preferred shares are entitled under the 1940 Act to elect a majority of the trustees of the Acquiring Fund.

The New VMTP Shares will be senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The New VMTP Shares will have equal priority as to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund with other preferred shares of the Acquiring Fund.

Comparison of Massachusetts Business Trusts and Minnesota Corporations

Each of the Acquiring Fund and Dividend Advantage 2 is currently organized as a Massachusetts business trust. Performance Plus is currently organized as a Minnesota corporation.

The following description is based on relevant provisions of applicable Massachusetts law, the Minnesota Business Corporation Act (“MBCA”) and each Fund’s operative documents. This summary does not purport to be complete and we refer you to applicable Massachusetts law, the MBCA and each Fund’s operative documents.

General

Each of the Acquiring Fund and Dividend Advantage 2 is a Massachusetts business trust. A fund organized as a Massachusetts business trust is governed by the trust’s declaration of trust or similar instrument.

Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration.

Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust is a common form of organization for closed-end funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws like those of Minnesota, or newer statutory trust laws, such as those of Delaware, provide.

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Performance Plus is a Minnesota corporation. A fund organized as a Minnesota corporation is governed both by the MBCA and the Minnesota corporation’s articles of incorporation and by-laws. For a Minnesota corporation, unlike a Massachusetts business trust, the MBCA prescribes many aspects of corporate governance.

Shareholders of a Minnesota corporation generally are shielded from personal liability for the corporation’s debts or obligations. Shareholders of a Massachusetts business trust, on the other hand, are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The declaration of trust for each of the Acquiring Fund and Dividend Advantage 2 contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. The directors of a Minnesota corporation, on the other hand, generally are shielded from personal liability for the corporation’s acts or obligations by the MBCA. Courts in Massachusetts have, however, recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The declaration of trust for each of the Acquiring Fund and Dividend Advantage 2 contains such provisions.

Massachusetts Business Trusts

Each of the Acquiring Fund and Dividend Advantage 2 is governed by its declaration of trust and by-laws. Under the declaration of trust, any determination as to what is in the interests of the Fund made by the trustees in good faith is conclusive, and in construing the provisions of the declaration of trust, there is a presumption in favor of a grant of power to the trustees. Further, the declaration of trust provides that certain determinations made in good faith by the trustees are binding upon the Fund and all shareholders, and shares are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations shall be so binding. The following is a summary of some of the key provisions of the governing documents of the Acquiring Fund and Dividend Advantage 2.

Shareholder Voting.    The declaration of trust of each of the Acquiring Fund and Dividend Advantage 2 requires a shareholder vote on a number of matters, including certain amendments to the declaration of trust, the election of trustees, the merger or reorganization of the Fund (under certain circumstances) or sales of assets in certain circumstances and matters required to be voted by the 1940 Act.

Meetings of shareholders may be called by the trustees and by the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. The by-laws of each of the Acquiring Fund and Dividend Advantage 2 provide that the holders of a majority of the voting power of the shares of beneficial interest of the Fund entitled to vote at a meeting shall constitute a quorum for the transaction of business. The declaration of trust of each of the Acquiring Fund and Dividend Advantage 2 provides that the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present is

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required to approve a matter, except in the case of the election of trustees, which only requires a plurality vote, and for events to which other voting provisions apply under the 1940 Act or the declaration of trust and by-laws, such as the super-majority voting provisions with respect to a merger, consolidation or dissolution of, or sale of substantially all of the assets by, the Fund, or its conversion to an open-end investment company in certain circumstances under the terms of the declaration of trust.

Election and Removal of Trustees.    The declaration of trust of each of the Acquiring Fund and Dividend Advantage 2 provides that the trustees determine the size of the Board, subject to a minimum and a maximum number. Subject to the provisions of the 1940 Act, the declaration of trust also provides that vacancies on the Board may be filled by the remaining trustees. A trustee may only be removed for cause by action of at least two-thirds of the remaining trustees or by action of at least two-thirds of the outstanding shares of the class or classes that elected such trustee.

Issuance of Shares.    Under the declaration of trust of each of the Acquiring Fund and Dividend Advantage 2, the trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preemptive rights or other rights to subscribe to additional shares, except as the trustees may determine. Shares are subject to such other preferences, conversion, exchange or similar rights, as the trustees may determine.

Classes.    The declaration of trust of each of the Acquiring Fund and Dividend Advantage 2 gives broad authority to the trustees to establish classes or series in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the classes or series. The trustees are also authorized to terminate a class or series without a vote of shareholders under certain circumstances.

Amendments to Declaration of Trust.    Amendments to the declaration of trust generally require the consent of shareholders owning more than 50% of shares entitled to vote, voting in the aggregate. Certain amendments may be made by the trustees without a shareholder vote, and any amendment to the voting requirements contained in the declaration of trust requires the approval of two-thirds of the outstanding common shares and preferred shares, voting in the aggregate and not by class except to the extent that applicable law or the declaration of trust may require voting by class.

Shareholder, Trustee and Officer Liability.    The declaration of trust of each of the Acquiring Fund and Dividend Advantage 2 provides that shareholders have no personal liability for the acts or obligations of the Fund and require the Fund to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reasons. In addition, the Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the declaration of trust provides that any person who is a trustee, officer or employee of the Fund is not personally liable to any person in connection with the affairs of the Fund, other than to the Fund and its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. The declaration of trust further provides for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. The declaration of trust also provides that the trustees may rely in good faith on expert advice.

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Derivative Actions.    Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the board members to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity.

Minnesota Corporations

A Minnesota corporation is governed by the MBCA, its articles of incorporation and by-laws. Some of the key provisions of the MBCA and the articles of incorporation and by-laws of Performance Plus are summarized below.

Shareholder Voting.    Under the MBCA, a Minnesota corporation generally cannot dissolve, amend its articles of incorporation, sell or otherwise transfer all or substantially all of its property and assets outside the ordinary course of business, or engage in a statutory share exchange, merger or consolidation unless approved by a vote of shareholders. Depending on the circumstances and the articles of incorporation of the corporation, there may be various exceptions to these votes.

Shareholders of Minnesota corporations are generally entitled to one vote per share and fractional votes for fractional shares held. The articles of incorporation of Performance Plus contain such provisions regarding fractional shares.

Election and Removal of Directors.    Shareholders of a Minnesota corporation generally are entitled to elect and remove directors. The MBCA and by-laws provide that directors are elected by a plurality of votes validly cast at such election. The MBCA does not require a corporation to hold an annual meeting unless required by the articles of incorporation or by-laws. The by-laws of Performance Plus provide that regular meetings of the shareholders for the election of directors and the transaction of such other business as may properly come before the meeting shall be held on an annual or other less frequent periodic basis at such date and time as the board of directors by resolution shall designate, except as otherwise required by the MBCA or by other applicable law. The by-laws also provide that a special meeting must be called at the written request, stating the purpose or purposes of the meeting, of shareholders entitled to cast at least 10% of all the votes entitled to be cast at the meeting. The articles of incorporation provide that a director may be removed from office only for cause and only by action of at least 66 2/3% of the outstanding shares of the class or classes of capital stock that elected such director. For purposes of the foregoing, “cause” requires willful misconduct, dishonesty, fraud or a felony conviction.

Amendments to the Articles of Incorporation.    Under the MBCA, shareholders of corporations generally are entitled to vote on amendments to the articles of incorporation.

Issuance of Shares.    The board of directors of a Minnesota corporation has the power to authorize the issuance of shares. If so provided in the articles of incorporation (and the articles of incorporation of Performance Plus do so provide), the board of directors may authorize the issuance of shares in more than one class or series, and prior to issuance of shares of each class or series, the board of directors must set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series.

Shareholder, Director and Officer Liability.    Under Minnesota law, shareholders generally are not personally liable for debts or obligations of a corporation. Minnesota law provides that a director’s

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personal liability to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director may be eliminated or limited in the articles of incorporation, except for a director’s breach of the duty of loyalty, for acts or omissions not in good faith or that involve an intentional or knowing violation of law, or for any transaction from which the director derived an improper personal benefit. The articles of incorporation of Performance Plus provide such a limitation of director liability. Minnesota law provides that, unless prohibited by a corporation’s articles of incorporation or by-laws, a corporation must indemnify and advance expenses to its directors for acts and omissions in their official capacity, subject to certain exceptions, and the articles of incorporation of Performance Plus do not prohibit such indemnification or advances. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act, which generally provides that no director or officer shall be protected from liability to the corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are subject to applicable requirements of the 1940 Act or rules thereunder.

Preemptive Rights.    Pursuant to the articles of incorporation of Performance Plus, shareholders have no preemptive rights.

Dissenters’ Right of Appraisal.    Under Minnesota law, shareholders generally are entitled to assert dissenters’ rights in connection with certain amendments to the articles of incorporation, asset sales and reorganizations and obtain payment of the “fair value” of their shares, provided that they comply with the requirements of Minnesota law. These rights, however, are subject to certain exceptions under the MBCA, including, in the case of asset sales and reorganizations, if the shares to which the dissenters’ rights relate and the shares, if any, that a shareholder is to receive are traded on an exchange.

Derivative Actions.    Under Minnesota law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions.

The foregoing is only a summary of certain rights of shareholders under the governing documents of the Funds and under applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

D.	ADDITIONAL INFORMATION ABOUT THE INVESTMENT POLICIES

Comparison of the Investment Objectives and Policies of the Acquiring Fund and the Target Funds

General

The Funds have similar investment objectives and policies. For each of the Acquiring Fund and Dividend Advantage 2, the investment objectives are to provide current income exempt from regular federal, New York State and New York City income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. The primary investment objective of Performance Plus is to provide, through investment in a professionally

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managed portfolio of investment grade quality tax-exempt municipal securities, current income exempt from regular federal, New York State and New York City income taxes. The secondary investment objective of Performance Plus is the enhancement of portfolio value relative to the New York municipal bond market through investments in tax-exempt municipal securities that, in the opinion of the Adviser, are underrated or undervalued or that represent municipal markets that are undervalued. With the exception of the reference to “investment grade quality” in the primary investment objective of Performance Plus and the characterization of the investment objectives as “primary” and “secondary” components, the investment objectives of the Acquiring Fund and Dividend Advantage 2 are otherwise consistent with those of Performance Plus. (As described more fully below, it is a non-fundamental policy of each Fund to invest, under normal circumstances, at least 80% of its Managed Assets in investment-grade securities.)

Each Fund’s investment objectives are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and of holders of a majority of the outstanding preferred shares also voting separately as a single class.

Investment Policies

The Funds have similar investment policies. It is a fundamental policy of each Fund that, under normal circumstances, the Fund will invest at least 80% of its Managed Assets in municipal securities and other related investments, the income from which is exempt from regular federal, New York State and New York City income taxes.

As a non-fundamental policy, under normal circumstances, each Fund will invest at least 80% of its Managed Assets in investment-grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one of the NRSROs that rate such security or are unrated but judged to be of comparable quality by the Adviser and/or the Sub-Adviser. Also, as a non-fundamental policy, each Fund may invest up to 20% of its Managed Assets in municipal securities that, at the time of investment, are rated below investment grade or are unrated but judged to be of comparable quality by the Adviser and/or the Sub-Adviser. Additionally, as a non-fundamental policy, no more than 10% of each Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Adviser and/or the Sub-Adviser.

Securities of below investment grade quality (Ba/BB or below) are commonly referred to as “junk bonds.” Issuers of securities rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal securities rated Baa or BBB are considered “investment grade” securities; municipal securities rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while municipal securities rated BBB are regarded as having adequate capacity to pay principal and interest. Municipal securities rated AAA in which a Fund may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest. Municipal securities rated below investment grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal securities rated below investment grade tend to be less marketable than higher-quality securities because the

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market for them is less broad. The market for unrated municipal securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and a Fund may have greater difficulty selling its holdings of these types of portfolio securities. A Fund will be more dependent on the Adviser’s and/or the Sub-Adviser’s research and analysis when investing in these securities.

The foregoing credit quality policies apply only at the time a security is purchased, and a Fund is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issuer or that valuation changes of various bonds cause a Fund’s portfolio to fail to satisfy those policies. In determining whether to retain or sell such a security, the Adviser and/or the Sub-Adviser may consider such factors as the Adviser’s and/or the Sub-Adviser’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. The ratings of S&P, Moody’s and Fitch represent their opinions as to the quality of the municipal securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. A general description of the ratings of municipal securities by S&P, Moody’s and Fitch is set forth in Appendix A to the Reorganization SAI.

Underrated municipal securities are those whose ratings do not, in the Adviser’s and/or the Sub-Adviser’s opinion, reflect their true value. Municipal securities may be underrated because of the time that has elapsed since their rating was assigned or reviewed, or because of positive factors that may not have been fully taken into account by rating agencies, or for other similar reasons. Municipal securities that are undervalued or that represent undervalued municipal market sectors are municipal securities that, in the Adviser’s and/or the Sub-Adviser’s opinion, are worth more than the value assigned to them in the marketplace. Municipal securities of particular types or purposes (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal securities of the market sector for reasons that do not apply to the particular municipal securities that are considered undervalued. Each Fund’s investment in underrated or undervalued municipal securities will be based on the Adviser’s and/or the Sub-Adviser’s belief that the prices of such municipal securities should ultimately reflect their true value. The investment objective pertaining to enhancement of portfolio value (the secondary investment objective for Performance Plus) is not intended to suggest that capital appreciation is itself an objective of each Fund. Instead, each Fund seeks enhancement of portfolio value relative to the municipal bond market by prudent selection of municipal securities, regardless of which direction the market may move. Any capital appreciation realized by a Fund generally will result in the distribution of taxable capital gains to common shareholders and holders of preferred shares, although some appreciation may result in ordinary income to such shareholders.

Each Fund will invest primarily in municipal securities with long-term maturities in order to maintain an average effective maturity of 15-30 years, including the effects of leverage, but the average effective maturity of obligations held by a Fund may be lengthened or shortened as a result of portfolio transactions effected by the Adviser and/or the Sub-Adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return. As a result, a Fund’s portfolio at any given time may include both long-term and intermediate-term municipal securities. Moreover, during temporary defensive periods (e.g., times when, in the

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Adviser’s and/or the Sub-Adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep a Fund’s cash fully invested, a Fund may invest any percentage of its net assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. A Fund may not achieve its investment objectives during such periods. A Fund will generally select obligations which may not be redeemed at the option of the issuer for approximately seven to nine years. As of November 30, 2014, the effective maturities of the portfolios of the Acquiring Fund, Performance Plus and Dividend Advantage 2 were 18.60, 19.29 and 21.36 years, respectively.

No Fund has established a limit on the percentage of its portfolio that may be invested in municipal securities subject to the alternative minimum tax provisions of federal tax law, and each Fund expects that a substantial portion of the income it produces will be includable in alternative minimum taxable income. Shares of a Fund therefore would not ordinarily be a suitable investment for investors who are subject to the federal alternative minimum tax or who would become subject to such tax by purchasing shares of a Fund. The suitability of an investment in a Fund will depend upon a comparison of the after-tax yield likely to be provided from the Fund with that from comparable tax-exempt investments not subject to the alternative minimum tax, and from comparable fully taxable investments. Special considerations apply to corporate investors. See “Tax Matters—Federal Income Tax Matters” in the Reorganization SAI.

Each Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds) that invest primarily in municipal securities of the types in which a Fund may invest directly. In addition, each Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies that provide such credit enhancements may affect the value of those securities. Although the insurance feature may reduce certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce a Fund’s income. The insurance feature guarantees only the payment of principal and interest on the obligation when due and does not guarantee the market value of the insured obligations, which will fluctuate with the bond market and the financial success of the issuer and the insurer, and the effectiveness and value of the insurance itself is dependent on the continued creditworthiness of the insurer. No representation is made as to the insurers’ ability to meet their commitments.

Each Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. A Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts or related options.

Each Fund may invest in inverse floating rate securities. With respect to the Acquiring Fund and Dividend Advantage 2, such investments may not exceed 15% of the Fund’s Managed Assets. Inverse floating rate securities represent a leveraged investment in the underlying municipal bond deposited. Inverse floating rate securities offer the opportunity for higher income than the underlying bond, but will subject the Fund to the risk of lower or even no income if short-term interest rates rise

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sufficiently. By investing in an inverse floating rate security rather than directly in the underlying bond, the Fund will experience a greater increase in its common share net asset value if the underlying municipal bond increases in value, but will also experience a correspondingly larger decline in its common share net asset value if the underlying bond declines in value.

Each Fund may borrow money to finance the repurchase of its shares or for temporary or emergency purposes, such as for the payment of dividends or the settlement of portfolio transactions. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by a Fund in anticipation of share repurchases or tenders will reduce such Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by a Fund’s Board would have to comply with the Exchange Act and the 1940 Act and the rules and regulations thereunder.

Each Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of its assets, a Fund may not invest more than 5% of its total assets in the securities of any single issuer (and in not more than 10% of the outstanding voting securities of an issuer), except that this limitation does not apply to cash, securities of the U.S. Government, its agencies and instrumentalities, and securities of other investment companies.

As noted above, during temporary defensive periods and in order to keep a Fund’s cash fully invested, each Fund may deviate from its investment objectives and invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. It is the intent of each Fund to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of your dividends being subject to regular federal income tax and New York State and New York City personal income taxes and if the proportion of taxable investments exceeded 50% of a Fund’s total assets as of the close of any quarter of the Fund’s taxable year, the Fund would not satisfy the general eligibility test that permits it to pay exempt-interest dividends for that taxable year. For more information, See “Tax Matters—Federal Income Tax Matters” in the Reorganization SAI.

Portfolio Investments

Municipal Securities

General.    Each Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular federal, New York State and New York City income taxes. Municipal securities are generally debt obligations issued by state and local governmental entities and may be issued by U.S. territories and possessions to finance or refinance public projects such as roads, schools, and water supply systems. Municipal securities may also be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long-term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal securities may also be issued to finance projects on a short-term interim basis, anticipating repayment

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with the proceeds of the later issuance of long-term debt. Municipal securities may be issued and purchased in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which may increase the effective leverage of the Funds.

The municipal securities in which the Funds invest are generally issued by the State of New York, New York City, a municipality in New York, or a political subdivision or agency or instrumentality of such state, city or municipality, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Adviser and/or the Sub-Adviser to be reliable), is exempt from regular federal, New York State and New York City income taxes, although the interest may be subject to the federal alternative minimum tax. Each Fund may invest in municipal securities issued by United States territories and possessions (such as Puerto Rico or Guam) that are exempt from regular federal, New York State and New York City income taxes.

The yields on municipal securities depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal securities will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

Municipal Leases and Certificates of Participation.    Each Fund also may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, a Fund’s original investment. To the extent that a Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, each Fund will only purchase municipal securities representing lease obligations where the Adviser and/or the Sub-Adviser believes the issuer has a strong incentive to continue making appropriations until maturity.

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A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide a Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of such Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes.    Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities.    The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds.    Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. A Fund’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.

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Inverse Floating Rate Securities.    Inverse floating rate securities (sometimes referred to as “inverse floaters”) are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust formed by a third-party sponsor for the purpose of holding municipal bonds. The special purpose trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds) and inverse floating rate securities (sometimes referred to as inverse floaters or residual interest securities). Both classes of beneficial interests are represented by certificates. The short-term floating rate securities have first priority on the cash flow from the municipal bonds held by the special purpose trust. Typically, a third party, such as a bank, broker-dealer or other financial institution, grants the floating rate security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees.

The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the institution granting the tender option will not be obligated to accept tendered short-term floaters in the event of certain defaults or a significant downgrade in the credit rating assigned to the bond issuer. For its inverse floating rate investment, a Fund receives the residual cash flow from the special purpose trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security, a Fund, as the holder of the inverse floater, assumes the interest rate cash flow risk and the market value risk associated with the municipal bond deposited into the special purpose trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters in relation to the value of the inverse floaters that are issued by the special purpose trust, and can exceed three times for more “highly leveraged” trusts. All voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the special purpose trust are passed through to a Fund, as the holder of the residual inverse floating rate securities.

Because increases in the interest rate on the short-term floaters reduce the residual interest paid on inverse floaters, and because fluctuations in the value of the municipal bond deposited in the special purpose trust affect the value of the inverse floater only, and not the value of the short-term floater issued by the trust, inverse floaters’ value is generally more volatile than that of fixed rate bonds. The market price of inverse floating rate securities is generally more volatile than the underlying bonds due to the leveraging effect of this ownership structure. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment (i.e., when bond values are falling), but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floaters typically offer the potential for yields higher than those available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity or illiquidity based upon the ability to sell the underlying bonds deposited in a special purpose trust at an attractive price. A Fund may invest in inverse floating rate securities issued by special purpose trusts whose sponsors have recourse to the Fund pursuant to a separate shortfall and forbearance agreement. Such an agreement would require a Fund to reimburse the third-party sponsor of the trust, upon termination of the trust issuing the inverse floater, for the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate securities issued by the trust. A Fund will enter into such a recourse agreement (i) when the liquidity provider with respect to the floating rate securities issued by the special purpose trust requires such a recourse agreement because the level of leverage in the special purpose trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the

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liquidity provider from collapsing the special purpose trust in the event that the municipal obligation held in the trust has declined in value. In an instance where a Fund has entered such a recourse agreement, such Fund may suffer a loss that exceeds the amount of its original investment in the inverse floating rate securities; such loss could be as great as that original investment amount plus the face amount of the floating rate securities issued by the trust.

Each Fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its investments in special purpose trusts.

Each Fund may invest in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same special purpose trust.

Floating Rate Securities.    Each Fund may also invest in floating rate securities, as described above, issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, a Fund, as the holder of the floating rate securities, relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal bond deposited in the trust and the application of the proceeds to pay off the floating rate securities. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate securities.

Special Taxing Districts.    Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

When-Issued and Delayed-Delivery Transactions

Each Fund may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date a Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under interpretations of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities

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having a market value, at all times, at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of a Fund and, to the extent distributed, will be taxable to shareholders. A Fund may enter into contracts to purchase municipal securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and, at the time of delivery, the market value may be less than cost.

Zero Coupon Bonds

Each Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and therefore tend to be more volatile in price than securities that pay interest periodically. In addition, because a Fund accrues income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.

Structured Notes

Each Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Derivatives

General.    Each Fund may invest in certain derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. If a Fund is a seller of a contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In

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return, such Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, such Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would be subject to investment exposure on the notional amount of the swap. If a Fund is a buyer of a contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, such Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to such Fund. Interest rate swaps involve the exchange by a Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. A Fund will usually enter into interest rate swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

The Adviser and/or the Sub-Adviser may use derivative instruments to seek to enhance return, to hedge some of the risk of each Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. These types of strategies may generate taxable income.

There is no assurance that these derivative strategies will be available at any time or that the Adviser and/or the Sub-Adviser will determine to use them for a Fund or, if used, that the strategies will be successful.

Limitations on the Use of Futures, Options on Futures and Swaps.    The Adviser has claimed, with respect to each Fund, the exclusion from the definition of “commodity pool operator” under the CEA provided by CFTC Regulation 4.5 and is therefore not currently subject to registration or regulation as such under the CEA with respect to each Fund. In addition, the Sub-Adviser has claimed the exemption from registration as a commodity trading advisor provided by CFTC Regulation 4.14(a)(8) and is therefore not currently subject to registration or regulation as such under the CEA with respect to each Fund. In February 2012, the CFTC announced substantial amendments to certain exemptions, and to the conditions for reliance on those exemptions, from registration as a commodity pool operator. Under amendments to the exemption provided under CFTC Regulation 4.5, if a Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The CFTC amendments to Regulation 4.5 took effect on December 31, 2012, and each Fund intends to comply with amended Regulation 4.5’s requirements such that the Adviser will not be required to register as a commodity pool operator with the CFTC with respect to each Fund. Each Fund reserves the right to employ futures, options on futures and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. However, the requirements for qualification as a “regulated investment company” under Subchapter M of the Code may limit the extent to which a Fund may employ futures, options on futures or swaps.

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Other Investment Companies

Each Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which a Fund may invest directly. In addition, each Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which a Fund may invest directly. Each Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash or during periods when there is a shortage of attractive, high-yielding municipal securities available in the market. Each Fund may invest in investment companies that are advised by the Adviser and/or the Sub-Adviser or their affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. The Funds have not applied for and currently do not intend to apply for such relief. As a shareholder in an investment company, a Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent a Fund invests in other investment companies.

The Adviser and/or the Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal security investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. The net asset value and market value of leveraged shares will be more volatile, and the yield to common shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Hedging Strategies

Each Fund may use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures or options based on either an index of long-term municipal securities or on taxable debt securities whose prices, in the opinion of the Adviser and/or the Sub-Adviser, correlate with the prices of a Fund’s investments. These hedging strategies may generate taxable income.

The Board of each Fund recommends that shareholders vote “FOR” the approval of the Reorganization(s).

PROPOSAL NO. 3—APPROVAL OF ISSUANCE OF ADDITIONAL COMMON SHARES OF ACQUIRING FUND (COMMON SHAREHOLDERS OF THE ACQUIRING FUND)

In connection with the proposed Reorganizations, the Acquiring Fund will issue additional Acquiring Fund common shares and, subject to notice of issuance, list such shares on the NYSE. In addition, the Acquiring Fund will issue VRDP Shares and VMTP Shares. The Acquiring Fund will acquire substantially all of the assets of each Target Fund in exchange for newly issued Acquiring Fund common shares and newly issued Acquiring Fund preferred shares and the assumption of substantially all of the liabilities of each Target Fund. Each Target Fund will distribute Acquiring Fund common shares to its common shareholders and Acquiring Fund preferred shares to its preferred

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shareholders and will then terminate its registration under the 1940 Act and dissolve under applicable state law. The Acquiring Fund’s Board, based upon its evaluation of all relevant information, anticipates that the Reorganizations may benefit holders of the Acquiring Fund’s common shares and preferred shares due to the increased size of the combined fund.

The aggregate net asset value, as of the Valuation Time, of the Acquiring Fund common shares received by each Target Fund in connection with a Reorganization will equal the aggregate net asset value of the Target Fund common shares held by shareholders of such Target Fund as of the Valuation Time. Prior to the Valuation Time, the net asset value of each Target Fund and the Acquiring Fund will be reduced by the costs of the Reorganizations borne by such Fund. No fractional Acquiring Fund common shares will be distributed to a Target Fund’s common shareholders in connection with a Reorganization and, in lieu of such fractional shares, each Target Fund’s common shareholders will receive cash in an amount equal to a pro-rata share of the proceeds from the sale of such shares in the open market, which may be higher or lower than net asset value. The aggregate liquidation preference of the preferred shares issued by the Acquiring Fund in connection with each Reorganization will equal the aggregate liquidation preference of the corresponding Target Fund preferred shares held immediately prior to the closing of the Reorganization. The Reorganizations will result in no reduction in net asset value of the Acquiring Fund’s common shares, other than to reflect the costs of the Reorganizations. No gain or loss will be recognized by the Acquiring Fund for federal income tax purposes as a direct result of the Reorganizations. As a result of the Reorganizations, common shareholders of the Funds will hold reduced percentages of ownership in the larger combined entity than they held in the Acquiring Fund or Target Fund individually. The Acquiring Fund will continue to operate following the Reorganizations as a registered closed-end management investment company with the investment objectives and policies described in this Joint Proxy Statement/Prospectus.

While applicable state and federal law does not require the common shareholders of the Acquiring Fund to approve the issuance of additional Acquiring Fund common shares, applicable NYSE rules require shareholder approval of additional Acquiring Fund common shares to be issued in connection with the Reorganizations, and the Acquiring Fund’s Statement for the Outstanding VMTP Shares generally requires the common shareholders and preferred shareholders of the Acquiring Fund to vote together on matters submitted to a vote of shareholders.

Shareholder approval of the issuance of additional common shares of the Acquiring Fund requires the affirmative vote of a majority of the votes cast on the proposal, provided that the total votes cast on the proposal, with common and preferred shareholders of the Acquiring Fund voting together as a single class, and common shareholders of the Acquiring Fund voting separately, represent over 50% of the shares entitled to vote on the matter. Abstentions and broker non-votes will have no effect on the proposal. Broker non-votes represent shares held by brokers or nominees for which the brokers or nominees have executed proxies as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

The consummation of the Reorganizations is contingent on the satisfaction or waiver of all closing conditions including approval of the proposals relating to the Reorganizations by each Target Fund’s shareholders and the Acquiring Fund’s preferred shareholders.

The Board of the Acquiring Fund recommends that shareholders of the Acquiring Fund vote “FOR” the approval of the issuance of additional Acquiring Fund common shares in connection with the Reorganizations.

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ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquiring Fund. However, the Acquiring Fund’s declaration of trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Acquiring Fund’s declaration of trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Acquiring Fund would be unable to meet its obligations. The Acquiring Fund believes that the likelihood of such circumstances is remote.

The Acquiring Fund’s declaration of trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Acquiring Fund’s declaration of trust requires a vote by holders of at least two-thirds of the outstanding common shares and preferred shares, voting as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization or a reorganization or recapitalization of the Fund or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Acquiring Fund’s declaration of trust or the Acquiring Fund’s by-laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s outstanding common shares and preferred shares, voting as a single class, is required, provided, however, that, where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. For the purposes of the foregoing, the term “recapitalization” shall not mean, without limitation, the issuance or redemption of preferred shares pursuant to the terms of the declaration of trust or statement establishing and fixing the rights and preferences of preferred shares adopted with respect to such preferred shares, whether or not in conjunction with the issuance, retirement or redemption of other securities or indebtedness of the Fund. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise, whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) of any other investment company or similar entity. In the case of the conversion of the Acquiring Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization (as that term is used in the 1940 Act) which adversely affects the holders of preferred shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Acquiring Fund’s preferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Acquiring Fund’s declaration of trust or the Acquiring Fund’s by-laws, the affirmative vote of the holders of at least a majority of the Acquiring Fund’s preferred shares outstanding at the time, voting as a separate class. None of the foregoing voting provisions may be amended or repealed except by the vote of at least two-thirds of the common

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shares and preferred shares, voting as a single class. The votes required to approve the conversion of the Acquiring Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of preferred shares are higher than those required by the 1940 Act. The Acquiring Fund’s Board believes that the provisions of the Acquiring Fund’s declaration of trust relating to such higher votes are in the best interests of the Acquiring Fund.

The Acquiring Fund’s declaration of trust provides that the obligations of the Acquiring Fund are not binding upon the Fund’s trustees individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Acquiring Fund’s declaration of trust, however, protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

In addition, the Acquiring Fund’s by-laws require the Board be divided into three classes with staggered terms. This provision of the by-laws could delay for up to two years the replacement of a majority of the Board. Holders of preferred shares, voting as a separate class, are entitled to elect two of the Fund’s trustees. See “Proposal No. 1—Board Leadership Structure and Risk Oversight—Board Member Terms.”

The provisions of the Acquiring Fund’s declaration of trust and by-laws described above could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Acquiring Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies. The Acquiring Fund’s Board has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund.

The Acquiring Fund’s declaration of trust provides that common shareholders shall have no right to acquire, purchase or subscribe for any shares or securities of the Fund, other than such right, if any, as the Fund’s Board in its discretion may determine.

Reference should be made to the Acquiring Fund’s declaration of trust on file with the SEC for the full text of these provisions.

Repurchase of Common Shares; Conversion to Open-End Fund

The Acquiring Fund is a closed-end management investment company, and as such its shareholders do not have the right to cause the Acquiring Fund to redeem their common shares. Instead, the common shares of the Acquiring Fund trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because common shares of closed-end management investment companies may frequently trade at prices lower than net asset value, the Acquiring Fund’s Board has determined that, at least annually, it will consider action

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that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Acquiring Fund to an open-end investment company. There is no assurance that the Acquiring Fund’s Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

Notwithstanding the foregoing, at any time when the Acquiring Fund’s preferred shares are outstanding, the Acquiring Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accumulated but unpaid preferred shares dividends due to be paid have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Acquiring Fund’s portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value (expected to equal the original purchase price per share plus any accumulated but unpaid dividends thereon) of the outstanding preferred shares, including VRDP Shares and VMTP Shares.

If the Acquiring Fund converted to an open-end investment company, it would be required to redeem all its preferred shares, including VRDP Shares and VMTP Shares, then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the common shares would no longer be listed on an exchange. In contrast to a closed-end management investment company, shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See “Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws” above for a discussion of the voting requirements applicable to the conversion of the Acquiring Fund to an open-end management investment company.

Before deciding whether to take any action if the common shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Acquiring Fund’s portfolio, the impact of any action that might be taken on the Acquiring Fund or its shareholders, and market considerations. Based on these considerations, even if the Acquiring Fund’s common shares should trade at a discount, the Board may determine that, in the interest of the Acquiring Fund, no action should be taken. See the Reorganization SAI under “Repurchase of Common Shares; Conversion to Open-End Fund” for a further discussion of possible action to reduce or eliminate such discount to net asset value.

Description of Outstanding Acquiring Fund VMTP Shares

General

The Acquiring Fund currently has outstanding 560 VMTP Shares, par value $0.01 per share, with a total liquidation value per share of $100,000, which will remain outstanding following the completion of the Reorganization. The VMTP Shares were offered and sold by the Acquiring Fund to qualified institutional buyers pursuant to Rule 144A under the Securities Act, with all proceeds, net of offering expenses, used to redeem all of the Acquiring Fund’s outstanding MTP Shares.

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Dividends

Holders of VMTP Shares are entitled to receive cash dividends when, as and if declared by the Acquiring Fund’s Board. The amount of dividends per VMTP Share payable on any dividend payment date will equal the sum of dividends accumulated but not yet paid for each rate period during the relevant monthly dividend period. The dividend rate applicable to any rate period (which typically consists of seven days) is an index rate based on the SIFMA Municipal Swap Index plus an applicable spread. The applicable spread is subject to adjustment in certain circumstances, including a change in the credit rating assigned to the VMTP Shares.

Redemption

VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The Acquiring Fund is obligated to redeem the VMTP Shares on July 1, 2017, unless earlier redeemed or repurchased by the Acquiring Fund, at a redemption price per share equal to the liquidation value per share ($100,000) plus any accumulated but unpaid dividends plus, if the VMTP Shares are redeemed prior to July 1, 2015, an optional redemption premium per share equal to the product of (a) 1.00% and (b) the $100,000 liquidation preference per share. VMTP Shares also may be redeemed in whole or in part at the option of the Acquiring Fund at a redemption price per share equal to the liquidation value per share plus any accumulated but unpaid dividends. In the event the Acquiring Fund fails to comply with asset coverage and/or effective leverage ratio requirements and any such failure is not cured within the applicable cure period, the Acquiring Fund may become obligated to redeem such number of preferred shares as are necessary to achieve compliance with such requirements.

Voting and Consent Rights

Except as otherwise provided in the Acquiring Fund’s Declaration of Trust, the statement establishing and fixing the rights and preferences of New VMTP Shares, or as otherwise required by applicable law, (i) each holder of VMTP Shares is entitled to one vote for each VMTP Share held on each matter submitted to a vote of shareholders of the Acquiring Fund, and (ii) the holders of VMTP Shares, along with holders of other outstanding preferred shares of the Acquiring Fund, vote with holders of common shares of the Acquiring Fund as a single class; provided, however, that holders of preferred shares, including VMTP Shares, are entitled as a class to elect two trustees of the Acquiring Fund at all times. The holders of outstanding common shares and preferred shares, including VMTP Shares, voting as a single class, elect the balance of the trustees of the Acquiring Fund.

Holders of VMTP Shares, as a separate class, have voting and consent rights with respect to certain actions that would materially and adversely affect any preference, right or power of the VMTP Shares or holders of VMTP Shares. In addition, holders of VMTP Shares have certain consent rights under the purchase agreement for the VMTP Shares with respect to certain actions that would affect their investment in the Acquiring Fund. Holders of VMTP Shares also are entitled to vote as a class with holders of other preferred shares of the Acquiring Fund on matters that relate to the conversion of the Acquiring Fund to an open-end investment company, certain plans of reorganization adversely affecting holders of the preferred shares or any other action requiring a vote of security holders of the Acquiring Fund under Section 13(a) of the 1940 Act. In certain circumstances, holders of preferred shares, including VMTP Shares, are entitled to elect additional trustees in the event at least two full years’ dividends are due and unpaid and sufficient cash or specified securities have not been deposited for their payment, or at any time holders of preferred shares are entitled under the 1940 Act to elect a majority of the trustees of the Acquiring Fund.

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Priority of Payment

The VMTP Shares are senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The VMTP Shares have equal priority as to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund with other preferred shares of the Acquiring Fund.

Custodian, Transfer Agent, Dividend Disbursing Agent and Redemption Agent

The custodian of the assets of the Acquiring Fund is State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services. The Acquiring Fund’s transfer, shareholder services and dividend disbursing agent and redemption and paying agent is also State Street, 250 Royall Street, Canton, Massachusetts 02021.

Federal Income Tax Matters Associated with Investment in the Acquiring Fund

The following information is meant as a general summary of certain federal income tax matters for U.S. shareholders. Please see the Reorganization SAI for additional information. Investors should rely on their own tax adviser for advice about the particular federal, state and local tax consequences to them of investing in the Acquiring Fund.

The Acquiring Fund has elected to be treated and intends to qualify each year (including the taxable year in which the Reorganizations occur) as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a RIC, the Acquiring Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, the Acquiring Fund is not expected to be subject to federal income tax on the income and gains it distributes to its shareholders. The Acquiring Fund invests primarily in municipal securities issued by New York, its cities and local authorities. Thus, substantially all of the Acquiring Fund’s dividends paid to you should qualify as “exempt-interest dividends.” A shareholder treats an exempt-interest dividend as interest on state and local bonds exempt from regular federal income tax. Federal income tax law imposes an alternative minimum tax with respect to corporations, individuals, trusts and estates. Interest on certain municipal obligations, such as certain private activity bonds, is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that the Acquiring Fund receives income from such municipal obligations, a portion of the dividends paid by the Acquiring Fund, although exempt from regular federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. The Acquiring Fund will annually provide a report indicating the percentage of the Acquiring Fund’s income attributable to municipal obligations subject to the federal alternative minimum tax. Corporations are subject to special rules in calculating their federal alternative minimum taxable income with respect to interest from municipal obligations.

Future legislation could limit the exclusion from gross income of tax-exempt interest (which includes exempt-interest dividends received from the Acquiring Fund). Such legislation could affect the value of the municipal securities owned by the Acquiring Fund. The likelihood of such legislation being enacted cannot be predicted. Shareholders should consult their own tax advisers regarding the potential consequences of future legislation on their investment in the Acquiring Fund.

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In addition to exempt-interest dividends, the Acquiring Fund may also distribute to its shareholders amounts that are treated as long-term capital gain or ordinary income (which may include short-term capital gains). These distributions may be subject to federal, state and local taxation, depending on a shareholder’s situation. If so, they are taxable whether or not such distributions are reinvested. Net capital gain distributions (the excess of net long-term capital gain over net short-term capital loss) are generally taxable at rates applicable to long-term capital gains regardless of how long a shareholder has held its shares. Long-term capital gains are currently taxable to noncorporate shareholders at a maximum federal income tax rate of 20%. In addition, certain individuals, estates and trusts are subject to a 3.8% Medicare tax on net investment income, including net capital gains and other taxable dividends. Corporate shareholders are taxed on capital gain at the same rates as apply to ordinary income. The Acquiring Fund does not expect that any part of its distributions to shareholders from its investments will qualify for the dividends-received deduction available to corporate shareholders or as “qualified dividend income” to noncorporate shareholders.

As a RIC, the Acquiring Fund will not be subject to federal income tax in any taxable year provided that it meets certain distribution requirements. The Acquiring Fund may retain for investment some (or all) of its net capital gain. If the Acquiring Fund retains any net capital gain or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Acquiring Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Acquiring Fund on such undistributed amount against their federal income tax liabilities, if any; and (iii) may claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the basis of shares owned by a shareholder of the Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

The Internal Revenue Service (the “IRS”) currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as exempt interest, ordinary income and capital gains). Accordingly, the Acquiring Fund designates dividends made with respect to common shares and preferred shares as consisting of particular types of income (e.g., exempt interest, net capital gain and ordinary income) in accordance with each class’ proportionate share of the total dividends paid by the Acquiring Fund during the year.

Dividends declared by the Acquiring Fund in October, November or December to shareholders of record in one of those months and paid during the following January will be treated as having been paid by the Acquiring Fund and received by shareholders in the year the distributions were declared.

Each shareholder will receive an annual statement summarizing the shareholder’s dividend and capital gains distributions.

The redemption, sale or exchange of shares normally will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such shares is attributable to tax-exempt interest income. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Present law taxes

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both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For noncorporate taxpayers, however, long-term capital gains are currently taxed at a maximum federal income tax rate of 20%, while short-term capital gains and other ordinary income are currently taxed at ordinary income rates. An additional 3.8% Medicare tax may also apply to certain individual, estate or trust shareholders’ capital gain from the sale or other disposition of their shares. Any loss on the sale of shares that have been held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, unless the shares are of a RIC that declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. Any remaining loss on the sale or disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any net capital gain distributions received by the shareholder on such shares. Any loss realized on a sale or exchange of shares of the Acquiring Fund will be disallowed to the extent those shares of the Acquiring Fund are replaced by other substantially identical shares of the Acquiring Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitations.

Any interest on indebtedness incurred or continued to purchase or carry the Acquiring Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under certain applicable rules, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of the shares. In addition, if you receive Social Security or certain railroad retirement benefits, you may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by the Acquiring Fund.

If the Acquiring Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Acquiring Fund elects to include market discount in income currently), the Acquiring Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Acquiring Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and its net tax-exempt income, including such income it is required to accrue, to qualify as a RIC and (with respect to its ordinary income and capital gain) to avoid federal income and excise taxes. Therefore, the Acquiring Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Acquiring Fund may hold or acquire municipal obligations that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Acquiring Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount.

The Acquiring Fund may be required to withhold U.S. federal income tax at a rate of 28% from all distributions (including exempt-interest dividends) and redemption proceeds payable to a shareholder if the shareholder fails to provide the Acquiring Fund with his, her or its correct taxpayer

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identification number or to make required certifications, or if the shareholder has been notified by the IRS (or the IRS notifies the Acquiring Fund) that he, she or it is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

With respect to the preferred shares of the Acquiring Fund issued in the Reorganizations, the Acquiring Fund will receive an opinion from special tax counsel that the preferred shares will constitute equity of the Acquiring Fund, and the foregoing discussion and the tax opinion received by the Funds regarding certain aspects of the Reorganizations, including that the Reorganizations will qualify as tax-free reorganizations under the Code, relies on the position that the preferred shares will constitute equity of the Acquiring Fund. Accordingly, distributions with respect to the preferred shares (other than distributions in redemption of preferred shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Acquiring Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes and to the extent allocable to such distribution. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for the preferred shares issued in the Reorganizations, there can be no assurance that the IRS will not question special tax counsel’s opinion and the Acquiring Fund’s treatment of the preferred shares as equity. If the IRS were to succeed in such a challenge, holders of preferred shares could be characterized as receiving taxable interest income rather than exempt-interest or other dividends, possibly requiring them to file amended income tax returns and retroactively to recognize additional amounts of ordinary income or to pay additional tax, interest, and penalties.

New York Tax Matters

The following is based upon the advice of K&L Gates LLP, special counsel to the Acquiring Fund.

Assuming compliance with the provisions more fully described in the Reorganization SAI, the Acquiring Fund’s regular monthly dividends will not be subject to New York personal income tax to the extent they are paid out of interest income earned on New York municipal bonds or out of interest income earned on obligations of the United States, its territories and possessions. All other portions of the Acquiring Fund’s monthly dividends, including distributions of net investment company taxable income (including short-term capital gains) and long-term capital gains, will be subject to the New York personal income tax. Gains recognized by shareholders upon the sale or exchange of Acquiring Fund shares also will be subject to New York personal income tax.

The treatment of shareholders subject to the New York corporation business tax differs from that described above. Corporate shareholders should refer to the Reorganization SAI for more detailed information and are urged to consult their tax advisors.

Shareholders are advised to consult with their own tax advisors for more detailed information concerning New York tax matters. See “Tax Matters—New York Tax Matters” in the Reorganization SAI for more detailed information.

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Net Asset Value

The Acquiring Fund’s net asset value per common share is determined as of the close of the regular session trading (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business. Net asset value is calculated by taking the market value of the Acquiring Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Acquiring Fund’s Board or its delegate.

The Acquiring Fund’s custodian calculates the Fund’s net asset value. The custodian uses prices for portfolio securities from a pricing service the Acquiring Fund’s Board has approved. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available (which will constitute the majority of the Acquiring Fund’s portfolio securities) are valued at fair value as determined by the Board in reliance upon data supplied by the pricing service. The pricing service uses methods that consider yields or prices of municipal securities of comparable quality, type of issue, coupon, maturity, and ratings; dealers’ indications of value; and general market conditions. The pricing service may use electronic data processing techniques or a matrix system, or both. The Acquiring Fund’s officers review the pricing service’s procedures and valuations, under the general supervision of the Board.

Legal Opinions

Certain legal matters in connection with the issuance of common shares, New VRDP Shares and VMTP Shares pursuant to the Agreement will be passed upon by Morgan, Lewis & Bockius LLP, Boston, Massachusetts.

Experts

The financial statements of the Acquiring Fund and the Target Funds appearing in the Funds’ Annual Report for the year ended September 30, 2014 are incorporated herein. The financial statements as of and for the year ended September 30, 2014 have been audited by KPMG LLP (“KPMG”), independent registered public accounting firm, as set forth in their report thereon and incorporated herein. Such financial statements are incorporated herein in reliance upon such report given on the authority of such firm as experts in accounting and auditing. KPMG provides auditing services to the Acquiring Fund and each Target Fund. The principal business address of KPMG is 200 East Randolph Street, Chicago, Illinois 60601. During the fiscal period ended September 30, 2014, the Board of each Fund, upon recommendation of the Audit Committee, engaged KPMG as the independent registered public accounting firm to the Funds, replacing Ernst & Young LLP (“Ernst & Young”), which resigned as the independent registered public accounting firm effective August 11, 2014, as a result of the pending acquisition of Nuveen Investments by TIAA-CREF.

Ernst & Young’s reports on the Funds for the fiscal years ended prior to September 30, 2014, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal years ended prior to September 30, 2014 for the Funds and for the period October 1, 2013 through August 11, 2014, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements.

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GENERAL INFORMATION

Outstanding Shares of the Acquiring Fund and the Target Funds

The following table sets forth the number of outstanding common shares and preferred shares and certain other share information of each Fund as of February 20, 2015.

(1) Title of Class	(2) Shares Authorized	(3) Shares Held by Fund for Its Own Account	(4) Shares Outstanding Exclusive of Shares Shown under (3)
Acquiring Fund:
Common shares	Unlimited	—	9,262,830
Preferred shares	Unlimited	—	560 (VMTP)
Performance Plus:
Common shares	200,000,000	—	15,063,511
Preferred shares	1,000,000	—	890 (VRDP)
Dividend Advantage 2:
Common shares	Unlimited	—	6,483,116
Preferred shares	Unlimited	—	380 (VMTP)

The common shares of the Acquiring Fund and Performance Plus are listed and trade on the NYSE under the ticker symbols NAN and NNP, respectively. The common shares of Dividend Advantage 2 are listed and trade on the NYSE MKT under the ticker symbol NXK. Neither the VMTP Shares of the Acquiring Fund and Dividend Advantage 2 nor the VRDP Shares of Performance Plus are listed on any exchange. Upon the closing of the Reorganizations, it is expected that the common shares of the Acquiring Fund will continue to be listed on the NYSE.

Shareholders of the Acquiring Fund and the Target Funds

As of September 30, 2014, the members of the Board and officers of each Fund as a group owned less than 1% of the total outstanding common shares and less than 1% of the total outstanding preferred shares of such Fund.

Information regarding shareholders or groups of shareholders who beneficially own more than 5% of a class of shares of a Fund is provided below. Information in the table below regarding the number and percentage of shares owned is based on a review of Schedule 13D and 13G filings and amendments made on or before February 20, 2015. The estimated pro forma information presented is calculated assuming that outstanding common and preferred shares were as of February 20, 2015.

				Estimated Pro Forma
Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned	Corresponding Class of Combined Fund	All Preferred Shares of Combined Fund
Acquiring Fund— Common Shares	First Trust Portfolios L.P.(a) First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	803,577	8.67%	4.01%	N/A

	Tortoise Investment Management, LLC 239 Central Avenue, 2nd Floor White Plains, NY 10606	470,295	5.08%	4.06%	N/A

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				Estimated Pro Forma
Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned	Corresponding Class of Combined Fund	All Preferred Shares of Combined Fund
Acquiring Fund— VMTP Shares	Bank of America Corporation,(b) Bank of America Corporate Center, 100 North Tryon Street, Charlotte, North Carolina 28255 Banc of America Preferred Funding Corporation,(b) 214 North Tryon Street, Charlotte, North Carolina 28255	560	100.00%	100.00%	51.37%

Dividend Advantage 2— Common Shares	First Trust Portfolios L.P.(a) First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	454,023	6.99%	4.01%	N/A

	Tortoise Investment Management, LLC 239 Central Avenue, 2nd Floor White Plains, NY 10606	807,057	12.45%	4.06%	N/A

Dividend Advantage 2— VMTP Shares	Bank of America Corporation,(b) Bank of America Corporate Center, 100 North Tryon Street, Charlotte, North Carolina 28255 Banc of America Preferred Funding Corporation,(b) 214 North Tryon Street, Charlotte, North Carolina 28255	380	100.00%	100.00%	51.37%

(a)	First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation filed their Schedule 13G jointly and each owns an equal amount of the number of shares listed above.
(b)	Bank of America Corporation and Banc of America Preferred Funding Corporation filed their Schedule 13D jointly and did not differentiate holdings as to each entity.

VRDP Shares are designed to be eligible for purchase by money market funds. Based on information provided by the remarketing agent for the VRDP Shares, money market funds within certain fund complexes may hold, in the aggregate, greater than 5% of the outstanding VRDP Shares of Performance Plus, and individual money market funds within such complexes may beneficially own an indeterminable amount of VRDP Shares exceeding 5% of the outstanding VRDP Shares of Performance Plus. Information with respect to aggregate holdings of Performance Plus VRDP Shares associated with fund complexes identified by the remarketing agent (number of VRDP Shares and percentage of total outstanding) is as follows: [            ] ([            ] shares ([            ]%)),[            ]

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([            ] shares ([            ]%)),[            ] ([            ] shares ([            ]%)), [            ] ([            ] shares ([            ]%)). Based on the preferred shares outstanding as of February 20, 2015, each holder of Performance Plus VRDP Shares listed in the foregoing sentence would own less than 0.01% of the estimated pro forma preferred shares of the combined fund.

Audit Committee Report

The Audit Committee of each Fund’s Board is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of each Fund, (2) the quality and integrity of the Funds’ financial statements and (3) the independent registered public accounting firm’s qualifications, performance and independence. In its oversight capacity, the committee reviews each Fund’s annual financial statements with both management and the independent registered public accounting firm and the committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of each Fund’s financial and internal controls. The Committee also selects, retains, evaluates and may replace each Fund’s independent registered public accounting firm. The Committee is currently composed of five Independent Board Members and operates under a written charter adopted and approved by each Board. Each Committee member meets the independence and experience requirements, as applicable, of the New York Stock Exchange, NYSE MKT, LLC, NASDAQ Stock Market, LLC, Section 10A of the 1934 Act and the rules and regulations of the SEC.

The Committee, in discharging its duties, has met with and held discussions with management and each Fund’s independent registered public accounting firm. The Committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that each Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The Committee has also discussed with the independent registered public accounting firm the matters required to be discussed under relevant auditing standards. Each Fund’s independent registered public accounting firm provided to the Committee the written disclosure required by Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committees Concerning Independence), and the Committee discussed with representatives of the independent registered public accounting firm their firm’s independence. As provided in the Audit Committee Charter, it is not the Committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the Committee’s review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the Committee, the Committee has recommended that the audited financial statements be included in each Fund’s Annual Report.

As of January 1, 2015 the members of the Committee are:

Jack B. Evans

David J. Kundert

John K. Nelson

Carole E. Stone

Terence J. Toth

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Appointment of the Independent Registered Public Accounting Firm

Each Fund’s Board has appointed KPMG LLP as independent registered public accounting firm to audit the books and records of each Fund for its current fiscal year. A representative of KPMG LLP will be present at the Annual Meeting to make a statement, if such representative so desires, and to respond to shareholders’ questions. KPMG LLP has informed each Fund that it has no direct or indirect material financial interests in the Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

Audit and Related Fees

Audit and Related Fees.    The following table provides the aggregate fees billed during each Fund’s last two fiscal years by each Fund’s independent registered public accounting firm for engagements directly related to the operations and financial reporting of each Fund, including those relating (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund (“Adviser Entities”).

	Audit Fees		Audit Related Fees				Tax Fees				All Other Fees
	Fund(1)		Fund(2)		Adviser and Adviser Entities		Fund(3)		Adviser and Adviser Entities		Fund(4)		Adviser and Adviser Entities
	Fiscal Year Ended 2013	Fiscal Year Ended 2014	Fiscal Year Ended 2013	Fiscal Year Ended 2014	Fiscal Year Ended 2013	Fiscal Year Ended 2014	Fiscal Year Ended 2013	Fiscal Year Ended 2014	Fiscal Year Ended 2013	Fiscal Year Ended 2014	Fiscal Year Ended 2013	Fiscal Year Ended 2014	Fiscal Year Ended 2013	Fiscal Year Ended 2014
Acquiring Fund	$22,250	$22,500	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Performance Plus	22,250	22,500	0	0	0	0	0	0	0	0	0	0	0	0
Dividend Advantage 2	22,250	22,500	0	0	0	0	0	0	0	0	0	0	0	0

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
(2)	“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.
(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.
(4)	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

Non-Audit Fees.    The following table provides the aggregate non-audit fees billed by each Fund’s independent registered accounting firm for services rendered to each Fund, the Adviser and the Adviser Entities during each Fund’s last two fiscal years. Less than 50 percent of the principal

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accountant’s engagement to audit the registrant’s financial statements for the most recent year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

	Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Adviser and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Adviser and Adviser Entities (All Other Engagements)		Total
Fund	Fiscal Year Ended 2013	Fiscal Year Ended 2014	Fiscal Year Ended 2013	Fiscal Year Ended 2014	Fiscal Year Ended 2013	Fiscal Year Ended 2014	Fiscal Year Ended 2013	Fiscal Year Ended 2014
Acquiring Fund	$0	$0	$0	$0	$0	$0	$0	$0
Performance Plus	0	0	0	0	0	0	0	0
Dividend Advantage 2	0	0	0	0	0	0	0	0

Audit Committee Pre-Approval Policies and Procedures.    Generally, the Audit Committee must approve each Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his/her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

The Audit Committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by the independent registered public accounting firm to each Fund or the Adviser or Adviser Entities were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) or Rule 2-01(c)(7)(ii) of Regulation S-X.

Section 16(a) Beneficial Interest Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the Exchange Act require Board Members and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of a Fund’s equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund’s shares with the SEC and the NYSE or NYSE MKT, as applicable. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that its Board Members and officers, the Adviser and affiliated persons of the Adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year. To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of a Fund’s equity securities, except as provided above in the section entitled “Shareholders of the Acquiring Fund and Target Funds.”

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Expenses of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies paid by the Funds will be divided pro rata among the Funds based on the projected net benefit and cost savings to each Fund. Additional solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. Any additional costs of solicitation will be paid by the Fund that requires additional solicitation.

Shareholder Proposals

To be considered for presentation at the 2016 annual meeting of shareholders of the Funds, a shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act must have been received at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than July 31, 2015. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must, pursuant to each Fund’s by-laws, submit such written notice to the respective Fund by the later of 45 days prior to the 2015 annual meeting or the tenth business day following the date the 2015 annual meeting is first publicly disclosed. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

If all proposals are approved and the Reorganizations are consummated, the Target Funds will cease to exist and will not hold their 2016 annual meetings. If the Reorganizations are not approved or are not consummated, each Target Fund will hold its 2016 annual meeting of shareholders, expected to be held in May 2016.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the Fund or Funds that you own. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the Independent Chairman and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Fiscal Year

The fiscal year end for each Fund is September 30.

Shareholder Report Delivery

Shareholder reports will be sent to shareholders of record of each Fund following each Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to a Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 20, 2015

Each Fund’s Proxy Statement is available at http://www.nuveenproxy.com/ProxyInfo/CEF/ Default.aspx. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

Other Information

Management of the Funds does not intend to present and does not have reason to believe that others will present any items of business at the Annual Meetings, except as described in this Joint Proxy Statement/Prospectus. However, if other matters are properly presented at the meetings for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of shareholders of each Fund entitled to be present and to vote at the Annual Meetings will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder of the Funds during regular business hours for ten days prior to the date of the Annual Meetings.

In the absence of a quorum for a particular matter, business may proceed on any other matter or matters which may properly come before the Annual Meeting if there shall be present, in person or by proxy, a quorum of shareholders in respect of such other matters. The chairman of the meeting may, whether or not a quorum is present, propose one or more adjournments of the Annual Meeting on behalf of a Fund without further notice to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the session of the Annual Meeting to be adjourned.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instruction of such customers and clients on how to vote their shares on the proposals. A broker-dealer firm that has not received instructions from a customer prior to the date specified in its request for voting instructions may not vote such customer’s shares on the proposals except for the election of Board Members. A signed proxy card or other authorization by a beneficial owner of shares of a Fund that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the proposal.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Kevin J. McCarthy

Vice President and Secretary

The Nuveen Funds

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APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this             day of             , 2015, by and among Nuveen New York Dividend Advantage Municipal Fund, a Massachusetts business trust (the “Acquiring Fund”), and each of Nuveen New York Performance Plus Municipal Fund, Inc., a Minnesota corporation (“Performance Plus” or a “Target Fund”), and Nuveen New York Dividend Advantage Municipal Fund 2, a Massachusetts business trust (“Dividend Advantage 2” or a “Target Fund” and, together with Performance Plus, the “Target Funds”). The Acquiring Fund and each Target Fund may be referred to herein each as a “Fund” and collectively as the “Funds.”

For each Reorganization (as defined below), this Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization of each Target Fund into the Acquiring Fund will consist of: (i) the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund in exchange solely for newly issued common shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (“Acquiring Fund Common Shares”) and, with respect to Performance Plus, newly issued Variable Rate Demand Preferred Shares (“VRDP Shares”) of the Acquiring Fund, with a par value of $0.01 per share and liquidation preference of $100,000 per share, as set forth in this Agreement (“Acquiring Fund VRDP Shares”) and, with respect to Dividend Advantage 2, newly issued Variable Rate MuniFund Term Preferred Shares (“VMTP Shares”) of the Acquiring Fund, with a par value of $0.01 per share and liquidation preference of $100,000 per share, as set forth in this Agreement (“Acquiring Fund VMTP Shares” and, together with the Acquiring Fund VRDP Shares, the “Acquiring Fund Preferred Shares” and, collectively with the Acquiring Fund Common Shares, the “Acquiring Fund Shares”) and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund; and (ii) the distribution of all the Acquiring Fund Common Shares and Acquiring Fund VRDP Shares or Acquiring Fund VMTP Shares received by the Target Fund to the holders of common shares and VRDP Shares or VMTP Shares of the Target Fund, respectively, as part of the complete liquidation, dissolution and termination of the Target Fund as provided herein, all upon the terms and conditions set forth in this Agreement (each, a “Reorganization” and, together, the “Reorganizations”).

WHEREAS, each Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and each Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares; and

WHEREAS, the Board of Trustees of the Acquiring Fund (the “Acquiring Fund Board”) has determined that the Reorganizations are in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganizations, and the Board of Trustees or Directors, as applicable, of each Target Fund (each, a “Target Fund Board”) has determined that the applicable Reorganization is in the best interests of the respective Target Fund and that the interests of the existing shareholders of such Target Fund will not be diluted as a result of its Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF EACH TARGET FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE LIABILITIES OF EACH TARGET FUND AND TERMINATION AND LIQUIDATION OF EACH TARGET FUND

1.1        THE EXCHANGE.    Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, each Target Fund agrees to transfer substantially all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In consideration therefor, the Acquiring Fund agrees: (i) to issue and deliver to such Target Fund the number of Acquiring Fund Common Shares computed in the manner set forth in Section 2.3, and the same number of Acquiring Fund VRDP Shares or Acquiring Fund VMTP Shares as the number of VRDP Shares or VMTP Shares of such Target Fund, respectively, outstanding immediately prior to the Closing (as defined in this Section 1.1) (less any VRDP Shares with respect to which Dissenters’ Rights, as defined below, have been properly exercised) and having substantially similar terms as the VRDP Shares of Performance Plus or substantially identical terms as the VMTP Shares of Dividend Advantage 2, respectively, as of the Closing Date (as defined in Section 3.1), and (ii) to assume substantially all of the liabilities of such Target Fund, if any, as set forth in Section 1.3. The Acquiring Fund Preferred Shares to be issued to each Target Fund shall consist of a separate series, as set forth in Exhibit A hereto, and such series shall: (i) have equal priority with each other and with any other outstanding preferred shares of the Acquiring Fund as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund; and (ii) have, along with any other outstanding preferred shares of the Acquiring Fund, preference over the common shares of the Acquiring Fund with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. Such transactions shall take place at the closings provided for in Section 3.1 (each, a “Closing” and, together, the “Closings”).

1.2        ASSETS TO BE TRANSFERRED.    Each Target Fund shall transfer all of its assets to the Acquiring Fund, including, without limitation, cash, securities, commodities, interests in futures, dividends or interest receivables owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing, except that the Target Fund shall retain assets sufficient to pay the preferred share dividends as set forth in Section 1.4 and the dividend or dividends set forth in Section 8.5, and, with respect to Performance Plus only, all liabilities (whether absolute, accrued, contingent or otherwise) as such Target Fund Board or its officers reasonably expect to exist against such Fund as a result of the exercise of dissenters’ rights under Minnesota law (“Dissenters’ Rights”).

Each Target Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish each Target Fund with a list of the securities, if any, on the Target Fund’s list referred to in the foregoing sentence that do not conform to the Acquiring Fund’s investment objectives, policies, and/or restrictions. Each Target Fund, if requested by the Acquiring Fund, will dispose of such securities on the Acquiring

Fund’s list before the Closing Date. In addition, if it is determined that the portfolios of the Target Funds and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations applicable to the Acquiring Fund with respect to such investments, the Target Fund(s) holding such securities, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date; provided, however, that if both Target Funds hold such securities, the Acquiring Fund shall apportion all such sales between the Target Funds in a reasonable manner. Notwithstanding the foregoing, nothing herein will require any Target Fund to dispose of any investments or securities if, in the reasonable judgment of the respective Target Fund Board or Nuveen Fund Advisors, LLC, the investment adviser to the Funds (the “Adviser”), such disposition would adversely affect the status of its Reorganization as a “reorganization” as such term is used in Section 368(a) of the Code or would otherwise not be in the best interests of such Target Fund.

1.3        LIABILITIES TO BE ASSUMED.    Each Target Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date, except for the preferred share dividends set forth in Section 1.4 and the dividend(s) set forth in Section 8.5. Notwithstanding the foregoing, the liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of each Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement, provided that the Acquiring Fund shall not assume any liabilities with respect to the preferred share dividends set forth in Section 1.4, the dividend(s) set forth in Section 8.5, or any liabilities relating to the exercise of Dissenters’ Rights by shareholders of Performance Plus.

1.4        DECLARATION OF PREFERRED SHARE DIVIDENDS.    Dividends shall accumulate on the existing VRDP Shares or VMTP Shares of a Target Fund, as applicable, up to and including the day immediately preceding the Closing Date and then cease to accumulate, and dividends on the Acquiring Fund Preferred Shares shall accumulate from and including the Closing Date. Prior to the Valuation Time (as defined in Section 2.1), each Target Fund shall declare all accumulated but unpaid dividends on its VRDP Shares or VMTP Shares, as applicable, up to and including the day immediately preceding the Closing Date. With respect to the existing VRDP Shares of Performance Plus, such dividends shall be paid on the Closing Date to holders thereof as of the day immediately preceding the Closing Date. With respect to the existing VMTP Shares of Dividend Advantage 2, such dividends shall be paid on the dividend payment date in respect of the first dividend period of the Acquiring Fund VMTP Shares for which such VMTP Shares of Dividend Advantage 2 were exchanged to the holders thereof as of the day immediately preceding the Closing Date. Each Target Fund shall retain assets in an amount sufficient to pay the dividends declared by it pursuant to this Section 1.4, and such assets shall not be transferred to the Acquiring Fund on the Closing Date.

1.5        LIQUIDATION AND DISTRIBUTION.    On or as soon after the Closing Date as is practicable but in no event later than 12 months after the Closing Date (the “Liquidation Date”): (a) each Target Fund will distribute in complete liquidation of the Target Fund, pro-rata to its common shareholders of record (the “Target Fund Common Shareholders”), as of the time of such distribution, all of the Acquiring Fund Common Shares received by such Target Fund pursuant to Section 1.1 (together with any dividends declared with respect thereto to holders of record as of a time after the Valuation Time and payable prior to the Liquidation Date (“Interim Dividends”)) and to its preferred shareholders of record (“Target Fund Preferred Shareholders” and, together with Target Fund Common

Shareholders, the “Target Fund Shareholders”), as of the time of such distribution, other than such holders of VRDP Shares of Performance Plus who have properly exercised Dissenters’ Rights with respect to the Reorganization, one of the Acquiring Fund VRDP Shares or Acquiring Fund VMTP Shares received by such Target Fund (together with any Interim Dividends) in exchange for each VRDP Share or VMTP Share of the Target Fund, respectively, held by such Target Fund Preferred Shareholder immediately prior to the Closing; and (b) each Target Fund will thereupon proceed to dissolve and terminate as set forth in Section 1.8 below. Such distributions will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of each Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Target Fund Shareholders and representing, in the case of a Target Fund Common Shareholder, such shareholder’s pro-rata share of the Acquiring Fund Common Shares received by such Target Fund and, in the case of a Target Fund Preferred Shareholder, the same number of Acquiring Fund VRDP Shares or Acquiring Fund VMTP Shares received by such Target Fund as the number of VRDP Shares or VMTP Shares of the Target Fund, as applicable, held by such Target Fund Preferred Shareholder immediately prior to the Closing, and by paying to Target Fund Shareholders any Interim Dividends on such transferred shares. All issued and outstanding common and preferred shares of each Target Fund, including, without limitation, any VRDP Shares of Performance Plus with respect to which Dissenters’ Rights have been properly exercised, simultaneously will be canceled on the books of the Target Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfers, except for any global certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of the shares.

1.6        OWNERSHIP OF SHARES.    Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.7        TRANSFER TAXES.    Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of a Target Fund’s common shares or preferred shares on the books of such Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8        TERMINATION.    Each Target Fund shall completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with Massachusetts or Minnesota state law, as applicable, promptly following the Closing Date and the making of all distributions pursuant to Section 1.5.

1.9        REPORTING.    Any reporting responsibility of a Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), the exchange on which such Target Fund’s shares are listed or any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of such Target Fund.

1.10        BOOKS AND RECORDS.    All books and records of each Target Fund, including all books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

ARTICLE II

VALUATION

2.1        VALUATION OF ASSETS.    The value of the net assets of each Target Fund shall be the value of its assets, less its liabilities, computed as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures of the Nuveen closed-end funds adopted by the respective Target Fund Board or such other valuation procedures as shall be mutually agreed upon by the parties. The value of each Target Fund’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding preferred shares of the Target Fund.

2.2        VALUATION OF SHARES.    The net asset value per Acquiring Fund Common Share shall be computed as of the Valuation Time, using the valuation procedures of the Nuveen closed-end funds adopted by the Acquiring Fund Board or such other valuation procedures as shall be mutually agreed upon by the parties. The value of the Acquiring Fund’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding preferred shares of the Acquiring Fund.

2.3        COMMON SHARES TO BE ISSUED.    The number of Acquiring Fund Common Shares to be issued in exchange for a Target Fund’s assets transferred to the Acquiring Fund shall be determined by dividing the value of such assets transferred to the Acquiring Fund (net of the liabilities of such Target Fund that are assumed by the Acquiring Fund), determined in accordance with Section 2.1, by the net asset value of an Acquiring Fund Common Share, determined in accordance with Section 2.2. No fractional Acquiring Fund Common Shares will be distributed to Target Fund Common Shareholders and, in lieu of such fractional shares, Target Fund Common Shareholders will receive cash. The aggregate net asset value of Acquiring Fund Common Shares received by each Target Fund in a Reorganization will equal, as of the Valuation Time, the aggregate net asset value of the Target Fund’s common shares held by Target Fund Common Shareholders as of such time. In the event there are fractional Acquiring Fund Common Shares due Target Fund Common Shareholders on the Closing Date after a Target Fund’s assets have been exchanged for Acquiring Fund Common Shares, the Acquiring Fund’s transfer agent will aggregate such fractional common shares and sell the resulting whole on the exchange on which such shares are listed for the account of all such Target Fund Common Shareholders, and each such Target Fund Common Shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares, the Acquiring Fund’s transfer agent will act directly on behalf of the Target Fund Common Shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to Target Fund Common Shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

2.4        EFFECT OF SUSPENSION IN TRADING.    In the event that at the Valuation Time an accurate appraisal of the value of the net assets of the Acquiring Fund or a Target Fund is impracticable due to either: (a) the closure of, or the imposition of a trading restriction on, the exchange on which shares of a Fund are listed or another exchange on which the portfolio securities of the Acquiring Fund or a Target Fund are purchased or sold; or (b) a disruption in trading or the reporting of trading on the exchange on which shares of a Fund are listed or elsewhere, the Closing Date shall be postponed until at least the first business day after the day when trading is fully resumed and/or reporting is restored or such later time as the parties may agree pursuant to Section 3.1.

2.5        COMPUTATIONS OF NET ASSETS.    All computations of net asset value in this Article II shall be made by or under the direction of State Street Bank and Trust Company (“State Street”) in accordance with its regular practice as custodian of the Funds.

ARTICLE III

CLOSING AND CLOSING DATE

3.1        CLOSING DATE.    Each Closing shall occur on May 11, 2015, or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 8:00 a.m. Central time on the Closing Date. Each Closing shall be held as of 8:00 a.m. Central time at the offices of Vedder Price P.C. in Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2        CUSTODIAN’S CERTIFICATE.    Each Target Fund shall cause State Street, as custodian for such Target Fund, to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that the Target Fund’s portfolio securities, cash, and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date.

3.3        CERTIFICATES OF TRANSFER AGENT AND TENDER AND PAYING AGENT.

(a)        With respect to its common shares, and for Dividend Advantage 2, with respect to its VMTP Shares, each Target Fund shall issue and deliver or cause State Street, in its capacity as transfer agent with respect to common shares and VMTP Shares, to issue and deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of all holders of common shares and, for Dividend Advantage 2, VMTP Shares of such Target Fund, and the number and percentage ownership of outstanding common shares and, for Dividend Advantage 2, VMTP Shares owned by each such Target Fund Preferred Shareholder immediately prior to the Closing. With respect to its VRDP Shares, Performance Plus shall issue and deliver or cause The Bank of New York Mellon, in its capacity as tender and paying agent with respect to VRDP Shares, to issue and deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of all holders of VRDP Shares of Performance Plus, and the number and percentage ownership of outstanding VRDP Shares owned by each such Target Fund Preferred Shareholder immediately prior to the Closing.

(b)        The Acquiring Fund shall issue and deliver or cause State Street, in its capacity as transfer agent with respect to common shares and VMTP Shares, and The Bank of New York Mellon, in its capacity as tender and paying agent with respect to VRDP Shares, to issue and deliver to each Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of each Target Fund or provide evidence satisfactory to each Target Fund that such Acquiring Fund Shares have been credited to each Target Fund’s account on the books of the Acquiring Fund.

3.4        DELIVERY OF ADDITIONAL ITEMS.    At the Closing, each party shall deliver to the other parties such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other parties or their counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1        REPRESENTATIONS OF EACH TARGET FUND.    Each Target Fund represents and warrants solely on its own behalf with respect to its Reorganization as follows:

(a)        The Target Fund is a corporation or business trust, as applicable, duly organized, validly existing and in good standing under the laws of its respective jurisdiction of organization.

(b)        The Target Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)        The Target Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval and compliance with the other provisions hereof) will not result, in violation of any provision of the Target Fund’s Declaration of Trust or Articles of Incorporation, as applicable, By-Laws, Statement Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares (“Target Fund VRDP Statement”) or Statement Establishing and Fixing the Rights and Preferences of Variable Rate MuniFund Term Preferred Shares (“Target Fund VMTP Statement”), as applicable, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound.

(d)        Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Target Fund has no material contracts or other commitments that will be terminated with liability to it on or before the Closing Date.

(e)        No litigation, administrative proceeding, or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)        The financial statements of the Target Fund as of September 30, 2014, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of September 30, 2014, and there are no known contingent liabilities of the Target Fund as of such date that are not disclosed in such statements.

(g)        Since the date of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Target Fund arising after such date. For the purposes of this subsection (g), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

(h)        All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(i)        The authorized capital of the Target Fund consists of the shares set forth in Exhibit B. All issued and outstanding shares of the Target Fund are duly and validly issued, fully paid and non-assessable by the Target Fund (recognizing that, with respect to Dividend Advantage 2, under Massachusetts law, Target Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Target Fund under Massachusetts law). All of the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent or tender and paying agent, as applicable, as provided in Section 3.3. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund, and has no outstanding securities convertible into shares of the Target Fund.

(j)        At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets, and the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing.

(k)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund, including the determinations of the Target Fund Board required by Rule 17a-8(a) under the 1940 Act. Subject to approval by shareholders, this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)        The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(m)        From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Target Fund with respect to the Target Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n)        For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund: (i) has elected to qualify, and has qualified or will qualify (in the case of the short taxable year ending with the Closing Date), as a “regulated investment company” under the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared a distribution with respect to all its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date; and (iii) has been, and will be (in the case of the short taxable year ending with the Closing Date), treated as a separate corporation for federal income tax purposes.

4.2        REPRESENTATIONS OF THE ACQUIRING FUND.    The Acquiring Fund represents and warrants as follows:

(a)        The Acquiring Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)        The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)        The Acquiring Fund is not, and the execution, delivery and performance of this Agreement (subject to shareholder approval and compliance with the other provisions hereof) will not result, in violation of the Acquiring Fund’s Declaration of Trust, By-Laws, Statement Establishing and Fixing the Rights and Preferences of Variable Rate MuniFund Term Preferred Shares (“Acquiring Fund VMTP Statement”), or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(d)        No litigation, administrative proceeding or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(e)        The financial statements of the Acquiring Fund as of September 30, 2014, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to each Target Fund) fairly reflect the financial condition of the Acquiring Fund as of September 30, 2014, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

(f)        Since the date of the financial statements referred to in subsection (e) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquiring Fund arising after such date. For the purposes of this subsection (f), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(g)        All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid or provision shall have been made for the payment thereof and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(h)        The authorized capital of the Acquiring Fund consists of an unlimited number of common and preferred shares of beneficial interest, par value $0.01 per share. All issued and outstanding shares of the Acquiring Fund are duly and validly issued, fully paid and non-assessable by the Acquiring Fund (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any shares of the Acquiring Fund, and has no outstanding securities convertible into shares of the Acquiring Fund.

(i)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, including the determinations of the Acquiring Fund Board required pursuant to Rule 17a-8(a) under the 1940 Act. Subject to approval by shareholders, this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(j)        The Acquiring Fund Shares to be issued and delivered to each Target Fund for the account of Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such Acquiring Fund Shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable by the Acquiring Fund (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund).

(k)        The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(l)        From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Acquiring Fund with respect to the Acquiring Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganizations, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(m)        For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund: (i) has elected to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code; (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes.

(n)        The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF THE FUNDS

5.1        OPERATION IN ORDINARY COURSE.    Subject to Sections 1.2, 1.4 and 8.5, the Acquiring Fund and each Target Fund will operate their respective business in the ordinary course from the date of this Agreement through the Closing, it being understood that such ordinary course of business will include customary dividends and distributions, and any other distribution necessary or desirable to avoid federal income or excise taxes.

5.2        APPROVAL OF SHAREHOLDERS.    The Acquiring Fund and each Target Fund will call meetings of their respective shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3        INVESTMENT REPRESENTATION.    Each Target Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with such Target Fund’s Reorganization and in accordance with the terms of this Agreement.

5.4        ADDITIONAL INFORMATION.    Each Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares. Performance Plus shall notify the Acquiring Fund promptly upon the exercise of any Dissenters’ Rights.

5.5        FURTHER ACTION.    Subject to the provisions of this Agreement, each Fund will take or cause to be taken all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6        STATEMENT OF EARNINGS AND PROFITS.    As promptly as practicable, but in any case within 60 days after the Closing Date, each Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which shall be certified by such Target Fund’s Controller, a statement of the earnings and profits of the Target Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

5.7        PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS.     The Funds will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Common Shares to be issued to Target Fund Common Shareholders (the “Registration Statement”), a proxy statement relating to the Acquiring Fund VRDP Shares to be issued to the Target Fund Preferred Shareholders of Performance Plus and related matters (the “VRDP Proxy Statement”) and a proxy statement relating to the Acquiring Fund VMTP Shares to be issued to the Target Fund Preferred Shareholders of Dividend Advantage 2 and related matters (the “VMTP Proxy Statement” and together with the VRDP Proxy Statement, the “Proxy Statements”). The Registration Statement shall include a proxy statement of the Funds and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement, as applicable (the “Joint Proxy Statement/Prospectus”). The Registration Statement and the Proxy Statements shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statements and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meetings of the Funds’ shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8        TAX STATUS OF REORGANIZATIONS.    The intention of the parties is that each Reorganization will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. None of the Target Funds or the Acquiring Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or that results in the failure of the transactions to qualify as “reorganizations” within the meaning of Section 368(a) of the Code. At or prior to the Closing, the parties to this Agreement will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinions contemplated in Section 8.8.

ARTICLE VI

CONDITION PRECEDENT TO OBLIGATIONS OF EACH TARGET FUND

The obligations of each Target Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following condition:

6.1        All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Acquiring Fund shall have delivered to each Target Fund a certificate executed in the Acquiring Fund’s name by the Acquiring Fund’s (i) Chief Administrative Officer or Vice President and (ii) Controller, in form and substance satisfactory to each Target Fund and dated as of the Closing Date, to such effect and as to such other matters as each Target Fund shall reasonably request.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1        All representations, covenants, and warranties of each Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. Each Target Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Target Fund’s name by the Target Fund’s (i) Chief Administrative Officer or Vice President and (ii) Controller, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2        Each Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Controller of the Target Fund.

7.3        Prior to the Valuation Time, each Target Fund shall have declared the dividends and/or distributions contemplated by Section 1.4 and Section 8.5.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of each Target Fund and the Acquiring Fund hereunder shall also be subject to the fulfillment or waiver of the following conditions:

8.1        This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of each Target Fund in accordance with applicable law and the provisions of each Target Fund’s Declaration of Trust or Articles of Incorporation, as applicable, By-Laws and Target Fund VRDP Statement or Target Fund VMTP Statement, as applicable. In addition, this Agreement, the issuance of Acquiring Fund Shares and the transactions contemplated herein shall have been approved by the requisite votes of the holders of the outstanding shares of the Acquiring Fund in accordance with applicable law, the requirements of the applicable exchange(s) and the provisions of the Acquiring Fund’s Declaration of Trust, By-Laws and Acquiring Fund VMTP Statement.

8.2        On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3        All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.4        The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5        Each Target Fund shall have declared prior to the Valuation Time a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforward).

8.6        The Target Funds shall have received on the Closing Date an opinion from Vedder Price P.C. dated as of the Closing Date, substantially to the effect that:

(a)        The Acquiring Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust to carry on its business as presently conducted, as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act.

(b)        The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)        Assuming that the Acquiring Fund Shares will be issued in accordance with the terms of this Agreement, the Acquiring Fund Shares to be issued and delivered to each Target Fund on behalf of its Target Fund Shareholders as provided by this Agreement are duly authorized and, upon such delivery, will be validly issued and fully paid and non-assessable by the Acquiring Fund, except that, as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act, shareholders of the Acquiring Fund may, under certain circumstances, be held personally liable for its obligations, and no shareholder of the Acquiring Fund has, as such holder, any preemptive rights to acquire, purchase or subscribe for any securities of the Acquiring Fund under the Acquiring Fund’s Declaration of Trust, By-Laws or Massachusetts law.

(d)        The Registration Statement is effective and, to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued.

(e)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Acquiring Fund of the transactions contemplated herein, except as have been obtained.

(f)        The execution and delivery of this Agreement by the Acquiring Fund did not, and the consummation by the Acquiring Fund of the transactions contemplated herein will not, violate the Acquiring Fund’s Declaration of Trust, By-Laws or Acquiring Fund VMTP Statement (assuming the requisite approval of the Fund’s shareholders has been obtained in accordance with its Declaration of Trust, By-Laws and Acquiring Fund VMTP Statement).

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinions of Morgan, Lewis & Bockius LLP.

8.7        The Acquiring Fund shall have received on the Closing Date an opinion from Vedder Price P.C. dated as of the Closing Date, substantially to the effect that:

(a)        Performance Plus has been duly incorporated and is validly existing and in good standing under the laws of the State of Minnesota and, to such counsel’s knowledge, has the power to carry on its business as presently conducted, as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act.

(b)        Dividend Advantage 2 has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust to own all of its properties and assets and to carry on its business as presently conducted, in each case as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act.

(c)        Each Target Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(d)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts or State of Minnesota, as applicable, is required for consummation by the Target Funds of the transactions contemplated herein, except as have been obtained.

(e)        With respect to each Target Fund, the execution and delivery of this Agreement by the Target Fund, did not, and the consummation by the Target Fund of the transactions contemplated herein will not, violate the Target Fund’s Declaration of Trust or Articles of Incorporation, as applicable, Target Fund VRDP Statement or Target Fund VMTP Statement, as applicable, or By-Laws (assuming the requisite approval of the Fund’s shareholders has been obtained in accordance with its Declaration of Trust or Articles of Incorporation, as applicable, Target Fund VRDP Statement or Target Fund VMTP Statement, as applicable, and By-Laws).

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinions of Morgan, Lewis & Bockius LLP. Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the State of Minnesota, Vedder Price P.C. may rely on the opinions of Dorsey & Whitney LLP.

8.8        With respect to each Reorganization, the Funds participating in such Reorganization shall have received on the Closing Date an opinion of Vedder Price P.C. addressed to the Acquiring Fund and the Target Fund substantially to the effect that for federal income tax purposes:

(a)        The transfer of substantially all of the Target Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund followed by the distribution to Target Fund Shareholders of all the Acquiring Fund Shares received by the Target Fund in complete liquidation of the Target Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)        No gain or loss will be recognized by the Acquiring Fund upon the receipt of substantially all of the assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund.

(c)        No gain or loss will be recognized by the Target Fund upon the transfer of substantially all of its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Shares to Target Fund Shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(d)        No gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund Shares in the Reorganization, except to the extent the Target Fund Common Shareholders receive cash in lieu of a fractional Acquiring Fund Common Share.

(e)        The aggregate basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization (including any fractional Acquiring Fund Common Share to which a Target Fund Common Shareholder would be entitled) will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund Shares received by each Target Fund Shareholder (including any fractional Acquiring Fund Common Share to which a Target Fund Common Shareholder would be entitled) will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization.

(f)        The basis of the Target Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets to the Target Fund immediately before the Reorganization. The holding period of the assets of the Target Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the federal income tax consequences of payments, if any, to holders of VRDP Shares of Performance Plus who elect Dissenters’ Rights, (2) the effect of the Reorganizations on a Target Fund, the Acquiring Fund or any Target Fund Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (3) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinions shall be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Funds, and each Target Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor any Target Fund may waive the conditions set forth in this Section 8.8. Insofar as the opinions expressed above relate to or are dependent upon the classification of the Acquiring Fund Preferred Shares as equity securities for U.S. federal income tax purposes, Vedder Price P.C. may rely on the opinions delivered to the Acquiring Fund by Sidley Austin LLP with respect to such issue for the Acquiring Fund VRDP Shares and K&L Gates LLP with respect to such issue for the Acquiring Fund VMTP Shares.

8.9        (a) The Acquiring Fund shall have obtained written confirmation from the rating agencies then rating the preferred shares of the Funds to the effect that consummation of the transactions contemplated by this Agreement will not impair the then current rating assigned by such rating agencies to the existing Acquiring Fund VMTP Shares; and (b) the Acquiring Fund Preferred Shares to be issued pursuant to Section 1.1 will be rated by such rating agencies no lower than the then current rating assigned by such rating agencies to the respective series of VRDP Shares or VMTP Shares of the Target Fund exchanged therefor.

ARTICLE IX

EXPENSES

9.1        The expenses incurred in connection with the Reorganizations (whether or not the Reorganizations are consummated) will be allocated among the Funds pro-rata based on the projected relative benefits to each Fund during the first year following the Reorganizations, and each Fund shall have accrued such expenses as liabilities at or before the Valuation Time. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transactions; and (g) other related administrative or operational costs.

9.2        Each party represents and warrants to the other parties that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with structuring the transactions provided for herein.

9.3        Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of a Target Fund or the Acquiring Fund, as the case may be, as a RIC under the Code.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1        The parties agree that no party has made to any other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

10.2        The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1        This Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each Fund’s Chief Administrative Officer or any Vice President without further action by a Target Fund Board or the Acquiring Fund Board. In addition, this Agreement may be terminated at or before the Closing due to:

(a)        a breach by the non-terminating party of any representation or warranty, or agreement to be performed at or before the Closing, if not cured within 30 days of the breach and prior to the Closing;

(b)        a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)        a determination by a Target Fund Board or the Acquiring Fund Board that the consummation of the transactions contemplated herein is not in the best interests of its respective Fund involved in the Reorganization(s).

11.2        In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund or a Target Fund.

ARTICLE XII

AMENDMENTS

12.1        This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of each Fund as specifically authorized by each Fund’s Board of Trustees or Board of Directors, as applicable; provided, however, that following the meeting of the shareholders of the Funds called by each Fund pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1        The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3        This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5        With respect to the Acquiring Fund and Dividend Advantage 2, it is expressly agreed that the obligations of such Fund hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of such Fund personally, but shall bind only the property of such Fund, as provided in such Fund’s Declaration of Trust, which is on file with the Secretary of the Commonwealth of Massachusetts. The execution and delivery of this Agreement have been authorized by each Fund’s Board of Trustees, and this Agreement has been signed by authorized officers of the Acquiring Fund and Dividend Advantage 2 acting as such. Neither the authorization by such Board members nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of a Fund as provided in its Declaration of Trust.

13.6        It is understood and agreed that the use of a single agreement is for administrative convenience only and shall constitute a separate agreement between each Target Fund and the Acquiring Fund, as if each party had executed a separate document. No Fund shall have any liability for the obligations of any other Fund, and the liabilities of each Fund shall be several and not joint.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND

By:
Name:	Kevin J. McCarthy
Title:	Vice President and Secretary

ACKNOWLEDGED:

By:
Name:	Virginia O’Neal

NUVEEN NEW YORK PERFORMANCE PLUS MUNICIPAL FUND, INC.

By:
Name:	Kevin J. McCarthy
Title:	Vice President and Secretary

ACKNOWLEDGED:

By:
Name:	Virginia O’Neal

NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND 2

By:
Name:	Kevin J. McCarthy
Title:	Vice President and Secretary

ACKNOWLEDGED:

By:
Name:	Virginia O’Neal

EXHIBIT A

Target Fund	Target Fund Preferred Shares Outstanding	Acquiring Fund Preferred Shares to be Issued in the Reorganizations
Performance Plus	VRDP Shares, Series 1 $100,000 liquidation value per share Final Mandatory Redemption Date: March 1, 2040	VRDP Shares, Series 1 $100,000 liquidation value per share Final Mandatory Redemption Date: March 1, 2040

Dividend Advantage 2	VMTP Shares, Series 2017 $100,000 liquidation value per share Term Redemption Date: July 1, 2017	VMTP Shares, Series 2017 $100,000 liquidation value per share Term Redemption Date: July 1, 2017

EXHIBIT B

CAPITALIZATION OF TARGET FUNDS

Target Fund	Authorized Common Shares	Authorized Preferred Shares
Performance Plus	200,000,000	1,000,000

Dividend Advantage 2	Unlimited	Unlimited

APPENDIX B

FINANCIAL HIGHLIGHTS

Information contained in the tables below under the headings “Per Share Operating Performance “and “Ratios/Supplemental Data” shows the operating performance for the ten most recent fiscal years.

Acquiring Fund

The following Financial Highlights table is intended to help a prospective investor understand the Fund’s financial performance for the periods shown. Certain information reflects financial results for a single Common share or preferred share of the Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in common shares of the Fund (assuming reinvestment of all dividends). The Fund’s annual financial statements as of September 30, 2014, including the financial highlights for the fiscal year then ended, have been audited by KPMG LLP, independent registered public accounting firm. The information with respect to the fiscal years ended prior to September 30, 2014 has been audited by Ernst & Young LLP, an independent registered public accounting firm. Ernst & Young LLP has not reviewed or examined any records, transactions or events after the date of such reports. A copy of the Annual Report may be obtained from www.sec.gov or by visiting www.nuveen.com.

	Year Ended September 30
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Per Share Operating Performance
Beginning Common Share Net Asset Value (NAV)	$14.33	$16.13	$15.01	$15.17	$14.82	$13.12	$14.95	$15.49	$15.83	$15.83

Investment Operations:
Net Investment Income (Loss)	0.67	0.70	0.73	0.76	0.84	0.93	0.96	0.97	0.98	1.03
Net Realized/ Unrealized Gain (Loss)	1.12	(1.71)	1.19	(0.10)	0.34	1.68	(1.76)	(0.39)	0.00 *	0.09
Distributions from Net Investment Income to Auction Rate Preferred Shareholders(a)	0.00	0.00	0.00	0.00 *	(0.01)	(0.06)	(0.24)	(0.24)	(0.21)	(0.13)
Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Shareholders(a)	0.00	0.00	0.00	0.00	0.00 *	(0.03)	(0.02)	(0.02)	(0.03)	0.00

Total	1.79	(1.01)	1.92	0.66	1.17	2.52	(1.06)	0.32	0.74	0.99

Less Distributions:
From Net Investment Income to Common Shareholders	(0.76)	(0.76)	(0.79)	(0.79)	(0.78)	(0.73)	(0.70)	(0.77)	(0.89)	(0.99)
From Accumulated Net Realized Gains to Common Shareholders	0.00	(0.03)	(0.01)	(0.03)	(0.04)	(0.09)	(0.07)	(0.09)	(0.19)	0.00

Total	(0.76)	(0.79)	(0.80)	(0.82)	(0.82)	(0.82)	(0.77)	(0.86)	(1.08)	(0.99)

Ending Common Share NAV	$15.36	$14.33	$16.13	$15.01	$15.17	$14.82	$13.12	$14.95	$15.49	$15.83

Ending Market Value	$13.33	$12.91	$16.00	$13.70	$14.43	$13.38	$11.36	$14.33	$15.60	$16.11
Total Returns:
Based on Common Share NAV(b)	12.79%	(6.48)%	13.05%	4.75%	8.28%	20.29%	(7.45)%	2.07%	4.91%	6.38%
Based on Market Value(b)	9.29%	(14.81)%	23.20%	0.98%	14.63%	26.58%	(16.02)%	(2.86)%	3.49%	14.24%

Acquiring Fund (Continued)

	Year Ended September 30
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Ratios/Supplemental Data
Ending Net Assets Applicable to Common Shares (000)	$142,279	$132,767	$149,417	$139,060	$140,525	$137,268	$121,533	$138,504	$143,147	$145,701
Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)
Expenses(e)	2.55%	2.35%	2.37%	2.42%	1.74%	1.37%	1.36%	1.29%	1.18%	1.16%
Net Investment Income (Loss)	4.54%	4.51%	4.71%	5.26%	5.74%	7.07%	6.45%	6.15%	6.11%	6.13%
Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Expenses(e)	N/A	N/A	N/A	N/A	N/A	1.31%	1.22%	1.07%	0.89%	0.81%
Net Investment Income (Loss)	N/A	N/A	N/A	N/A	N/A	7.13%	6.59%	6.36%	6.40%	6.49%
Portfolio Turnover Rate(f)	20%	14%	9%	10%	10%	4%	17%	18%	15%	20%
Auction Rate Preferred Shares at End of Period:
Aggregate Amount Outstanding (000)	$—	$—	$—	$—	$21,900	$51,400	$51,400	$69,000	$69,000	$69,000
Asset Coverage Per $25,000 Share	$—	$—	$—	$—	$92,690	$91,765	$84,112	$75,183	$76,865	$77,790
MuniFund Term Preferred Shares at End of Period(g)
Aggregate Amount Outstanding (000)	$—	$55,360	$55,360	$55,360	$30,000	$—	$—	$—	$—	$—
Asset Coverage Per $10 Share	$—	$33.98	$36.99	$35.12	$37.08	$—	$—	$—	$—	$—
Ending Market Value Per Share (2015)	$—	$10.09	$10.08	$10.09	$10.16	$—	$—	$—	$—	$—
Average Market Value Per Share (2015)	$10.04 ^^^	$10.09	$10.11	$10.08	$10.09 ^	$—	$—	$—	$—	$—
Ending Market Value Per Share (2016)	$—	$10.02	$10.09	$10.06	$—	$—	$—	$—	$—	$—
Average Market Value Per Share (2016)	$10.05 ^^^	$10.10	$10.11	$9.95 ^^	$—	$—	$—	$—	$—	$—
Variable Rate MuniFund Term Preferred Shares at End of Period
Aggregate Amount Outstanding (000)	$56,000	$—	$—	$—	$—	$—	$—	$—	$—	$—
Asset Coverage Per $10 Share	$354,070	$—	$—	$—	$—	$—	$—	$—	$—	$—
Auction Rate Preferred Shares and MuniFund Term Preferred Shares and End of Period:
Asset Coverage per $1 Liquidation Preference	$—	$—	$—	$—	$3.71	$—	$—	$—	$—	$—

(a)	The amounts shown are based on Common share equivalents.
(b)	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share NAV is the combination of changes in Common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Acquiring Fund (Continued)

(c)	Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred Shares, MuniFund Term Preferred Shares and/or Variable Rate MuniFund Term Preferred Shares, where applicable.
(d)	After expense reimbursement from the Adviser, where applicable. As of August 1, 2009 the Adviser is no longer reimbursing the Fund for any fees or expenses.
(e)	The expense ratios reflect, among other things, all interest expense and other costs related to MuniFund Term Preferred Shares, Variable Rate MuniFund Term Preferred Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Note 1—General Information and Significant Accounting Policies, MuniFund Term Preferred Shares, Variable Rate MuniFund Term Preferred Shares and Note 3—Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, in the most recent shareholder report, as follows:

Year Ended 9/30:
2014	1.20%
2013	1.26
2012	1.27
2011	1.27
2010	0.63
2009	0.20
2008	0.13
2007	0.10
2006	—
2005	—

(f)	Portfolio Turnover Rate is calculated based on the lessor of long-term purchases or sales (as disclosed in Note 5—Investment Transactions in the most recent shareholder report) divided by the average long-term market value during the period.
(g)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows.
*	Rounds to less than $.01 per share.
N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.
^	For the period December 21, 2009 (first issuance date of shares) through September 30, 2010.
^^	For the period December 13, 2010 (first issuance date of shares) through September 30, 2011.
^^^	For the period October 1, 2013 through June 13, 2014.

Target Funds

The following Financial Highlights table is intended to help a prospective investor understand each Target Fund’s financial performance for the periods shown. Certain information reflects financial results for a single Common share or preferred share of each Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in common shares of each Fund (assuming reinvestment of all dividends). The Funds’ annual financial statements as of September 30, 2014, including the financial highlights for the fiscal year then ended, have been audited by KPMG LLP, independent registered public accounting firm. The information with respect to the fiscal years ended prior to September 30, 2014 has been audited by Ernst & Young LLP, an independent registered public accounting firm. Ernst & Young LLP has not reviewed or examined any records, transactions or events after the date of such reports. A copy of the Annual Report may be obtained from www.sec.gov or by visiting www.nuveen.com.

PERFORMANCE PLUS	Year Ended September 30
Per Share Operating Performance	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Beginning Common Share NAV	$14.88	$16.84	$15.86	$16.05	$15.63	$13.74	$15.48	$16.01	$16.44	$16.50

Investment Operations:
Net Investment Income (Loss)	0.82	0.83	0.86	0.88	0.91	0.96	0.98	0.99	1.01	1.05
Net Realized/ Unrealized Gain (Loss)	1.00	(1.89)	1.00	(0.18)	0.38	1.89	(1.69)	(0.41)	0.00 *	0.10
Distributions from Net Investment Income to Auction Rate Preferred Shareholders(a)	0.00	0.00	0.00	0.00	(0.01)	(0.05)	(0.27)	(0.27)	(0.20)	(0.14)
Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Shareholders(a)	0.00	0.00	0.00	0.00	0.00 *	(0.04)	(0.01)	(0.01)	(0.05)	0.00 *

Total	1.82	(1.06)	1.86	0.70	1.28	2.76	(0.99)	0.30	0.76	1.01

Less Distributions:
From Net Investment Income to Common Shareholders	(0.85)	(0.86)	(0.88)	(0.88)	(0.84)	(0.74)	(0.72)	(0.77)	(0.89)	(0.99)
From Accumulated Net Realized Gains to Common Shareholders	0.00	(0.04)	0.00	(0.01)	(0.02)	(0.13)	(0.03)	(0.06)	(0.30)	(0.08)

Total	(0.85)	(0.90)	(0.88)	(0.89)	(0.86)	(0.87)	(0.75)	(0.83)	(1.19)	(1.07)

Discount from Common Shares Repurchased and Retired	0.00	0.00	0.00	0.00	0.00	0.00 *	0.00	0.00	0.00	0.00
Ending Common Share NAV	$15.85	$14.88	$16.84	$15.86	$16.05	$15.63	$13.74	$15.48	$16.01	$16.44

Ending Market Value	$13.93	$13.68	$17.18	$14.93	$15.52	$14.77	$11.16	$14.30	$15.88	$16.01
Total Returns:
Based on Common Share NAV(b)	12.57%	(6.57)%	12.05%	4.78%	8.46%	21.05%	(6.71)%	1.90%	4.91%	6.29%
Based on Market Value(b)	8.22%	(15.66)%	21.58%	2.30%	11.39%	42.29%	(17.61)%	(5.02)%	6.69%	9.37%
Ratios/Supplemental Data
Ending Net Assets Applicable to Common Shares (000)	$238,722	$224,167	$253,426	$238,572	$241,450	$235,108	$206,976	$233,258	$240,618	$246,255
Ratios to Average Net Assets Applicable to Common Shares(c)
Expenses(d)	1.67%	1.63%	1.64%	1.77%	1.53%	1.39%	1.42%	1.29%	1.22%	1.20%
Net Investment Income (Loss)	5.38%	5.12%	5.27%	5.77%	5.84%	6.91%	6.48%	6.33%	6.33%	6.36%
Portfolio Turnover Rate(e)	19%	16%	11%	6%	9%	1%	16%	14%	13%	16%
Auction Rate Preferred Shares at End of Period:
Aggregate Amount Outstanding (000)	$—	$—	$—	$—	$87,650	$87,650	$87,650	$124,300	$124,300	$124,300
Asset Coverage Per $25,000 Share	$—	$—	$—	$—	$—	$92,059	$84,035	$71,914	$73,395	$74,528
Variable Rate Demand Preferred Shares at End of Period:
Aggregate Amount Outstanding (000)	$89,000	$89,000	$89,000	$89,000	$89,000	$—	$—	$—	$—	$—
Asset Coverage Per $100,000 Share	$368,227	$351,873	$384,748	$368,059	$371,292	$—	$—	$—	$—	$—

(a)	The amounts shown are based on Common share equivalents.
(b)	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share NAV is the combination of changes in Common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

PERFORMANCE PLUS (CONTINUED)

(c)	Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred Shares and/or Variable Rate Demand Preferred Shares, where applicable.
(d)	The expense ratios reflect, among other things, all interest expense and other costs related to Variable Rate Demand Preferred Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Note 1—General Information and Significant Accounting Policies, Variable Rate Demand Preferred Shares and Note 3—Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, in the most recent shareholder report, as follows:

Year Ended 9/30:
2014	0.58%
2013	0.59
2012	0.61
2011	0.70
2010	0.40
2009	0.22
2008	0.15
2007	0.07
2006	—
2005	—

(e)	Portfolio Turnover Rate is calculated based on the lessor of long-term purchases or sales (as disclosed in Note 5—Investment Transactions in the most recent shareholder report) divided by the average long-term market value during the period.
*	Rounds to less than $.01 per share.

DIVIDEND ADVANTAGE 2
	Year Ended September 30
Per Share Operating Performance	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Beginning Common Share NAV	$14.19	$15.96	$14.94	$15.13	$14.76	$13.14	$14.80	$15.29	$15.57	$15.60
Investment Operations:
Net Investment Income (Loss)	0.60	0.66	0.72	0.74	0.83	0.92	0.95	0.95	0.97	1.01
Net Realized/ Unrealized Gain (Loss)	0.99	(1.69)	1.10	(0.13)	0.36	1.66	(1.64)	(0.34)	0.05	0.10
Distributions from Net Investment Income to Auction Rate Preferred Shareholders(a)	0.00	0.00	0.00	0.00	(0.01)	(0.05)	(0.23)	(0.24)	(0.20)	(0.13)
Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Shareholders(a)	0.00	0.00	0.00	0.00	0.00 *	(0.04)	(0.01)	(0.02)	(0.03)	0.00 *

Total	1.59	(1.03)	1.82	0.61	1.18	2.49	(0.93)	0.35	0.79	0.98

Less Distributions:
From Net Investment Income to Common Shareholders	(0.66)	(0.72)	(0.80)	(0.80)	(0.80)	(0.73)	(0.69)	(0.76)	(0.87)	(0.95)
From Accumulated Net Realized Gains to Common Shareholders	0.00	(0.02)	0.00	0.00	(0.01)	(0.14)	(0.04)	(0.08)	(0.20)	(0.06)

Total	(0.66)	(0.74)	(0.80)	(0.80)	(0.81)	(0.87)	(0.73)	(0.84)	(1.07)	(1.01)

Discount from Common Shares Repurchased and Retired	0.00 *	0.00	0.00	0.00	0.00	0.00 *	0.00	0.00	0.00	0.00
Ending Common Share NAV	$15.12	$14.19	$15.96	$14.94	$15.13	$14.76	$13.14	$14.80	$15.29	$15.57
Ending Market Value	$13.17	$12.69	$15.51	$13.60	$14.37	$13.41	$11.15	$14.16	$15.47	$15.34

Total Returns:
Based on Common Share NAV(b)	11.49%	(6.67)%	12.47%	4.38%	8.27%	20.06%	(6.63)%	2.35%	5.37%	6.45%
Based on Market Value(b)	9.18%	(13.85)%	20.38%	0.49%	13.65%	29.95%	(16.79)%	(3.20)%	7.96%	10.61%
Ratios/Supplemental Data
Ending Net Assets Applicable to Common Shares (000)	$98,012	$92,074	$103,527	$96,940	$98,156	$95,751	$85,340	$96,144	$99,067	$100,606
Ratios to Average Net Assets Applicable to Common Shares
Before Reimbursement(c)
Expenses(e)	2.70%	2.30%	2.32%	2.44%	1.74%	1.36%	1.37%	1.32%	1.19%	1.18%
Net Investment Income (Loss)	4.15%	4.29%	4.66%	5.12%	5.54%	6.83%	6.25%	5.98%	5.96%	6.01%
Ratios to Average Net Assets Applicable to Common Shares
After Reimbursement(c)(d)
Expenses(e)	N/A	N/A	N/A	2.41%	1.63%	1.18%	1.11%	0.99%	0.78%	0.74%
Net Investment Income (Loss)	N/A	N/A	N/A	5.16%	5.65%	7.01%	6.51%	6.31%	6.36%	6.45%
Portfolio Turnover Rate(f)	23%	17%	10%	14%	6%	0%	17%	17%	14%	19%

DIVIDEND ADVANTAGE 2 (CONTINUED)
	Year Ended September 30
Per Share Operating Performance	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Auction Rate Preferred Shares at End of Period
Aggregate Amount Outstanding (000)	$—	$—	$—	$—	$—	$34,100	$34,100	$47,000	$47,000	$47,000
Asset Coverage Per $25,000 Share	$—	$—	$—	$—	$—	$95,198	$87,566	$76,140	$77,695	$78,514
MuniFund Term Preferred Shares at End of Period(g)
Aggregate Amount Outstanding (000)	$—	$37,890	$37,890	$37,890	$37,890	$—	$—	$—	$—	$—
Asset Coverage Per $10 Share	$—	$34.30	$37.32	$35.58	$35.91	$—	$—	$—	$—	$—
Ending Market Value Per Share (2015)	$—	$10.05	$10.07	$10.11	$10.14	$—	$—	$—	$—	$—
Average Market Value Per Share (2015)	$10.03^^	$10.06	$10.09	$10.05	$10.05^	$—	$—	$—	$—	$—
Variable Rate MuniFund Term Preferred Shares at End of Period
Aggregate Amount Outstanding (000)	$38,000	$—	$—	$—	$—	$—	$—	$—	$—	$—
Asset Coverage Per $10 Share	$357,926	$—	$—	$—	$—	$—	$—	$—	$—	$—

(a)	The amounts shown are based on Common share equivalents.
(b)	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share NAV is the combination of changes in Common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
(c)	Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred Shares, MuniFund Term Preferred Shares and/or Variable Rate MuniFund Term Preferred Shares, where applicable.
(d)	After expense reimbursement from the Adviser, where applicable. As of March 31, 2011 the Adviser is no longer reimbursing the Fund for any fees or expenses.
(e)	The expense ratios reflect, among other things, all interest expense and other costs related to MuniFund Term Preferred Shares, Variable Rate MuniFund Term Preferred Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Note 1—General Information and Significant Accounting Policies, MuniFund Term Preferred Shares, Variable Rate MuniFund Term Preferred Shares and Note 3—Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, in the most recent shareholder report, as follows:

Year Ended 9/30:
2014	1.20%
2013	1.20
2012	1.20
2011	1.29
2010	0.63
2009	0.20
2008	0.14
2007	0.17
2006	—
2005	—

(f)	Portfolio Turnover Rate is calculated based on the lessor of long-term purchases or sales (as disclosed in Note 5—Investment Transactions in the most recent shareholder report) divided by the average long-term market value during the period.
(g)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows.
*	Rounds to less than $.01 per share.
N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.
^	For the period April 14, 2010 (first issuance date of shares) through September 30, 2010.
^^	For the period October 1, 2013 through June 13, 2014.

APPENDIX C

BENEFICIAL OWNERSHIP

Beneficial Ownership

The following table sets forth for each Board Member and Board Member Nominee the dollar range of equity securities beneficially owned in each Fund and in all Nuveen funds overseen by such Board Member or Board Member Nominee as of December 31, 2014.

Dollar Range of Equity Securities

Board Member/Nominee(1)	Acquiring Fund	Performance Plus	Dividend Advantage 2	Family of Investment Companies(2)
Board Members/Nominees who are not interested persons of the Funds
Jack B. Evans	None	None	None	over $	100,000
William C. Hunter	None	None	None	over $	100,000
David J. Kundert	None	None	None	over $	100,000
John K. Nelson	None	None	None	over $	100,000
William J. Schneider	None	None	None	over $	100,000
Judith M. Stockdale	None	None	None	over $	100,000
Carole E. Stone	None	None	None	over $	100,000
Virginia L. Stringer	None	None	None	over $	100,000
Terence J. Toth	None	None	None	over $	100,000

Board Members/Nominees who are “interested persons” of the Funds
William Adams IV	None	None	None	over $	100,000
Thomas S. Schreier, Jr.	None	None	None	over $	100,000

(1)	All Board Members are Nominees for election with respect to common and/or preferred shareholders of the Acquiring Fund, Performance Plus and/or Dividend Advantage 2 at the Annual Meeting, as described in the Joint Proxy Statement/Prospectus.

(2)	The amounts reflect the aggregate dollar range of equity securities beneficially owned by the Board Member or Board Member Nominee in the Funds and in all Nuveen funds overseen by such Board Member or Board Member Nominee.

C-1

The following table sets forth for each Board Member and Board Member Nominee individually and for the Board Members, Board Member Nominees and officers as a group the amount of shares beneficially owned in each Fund as of December 31, 2014. The information as to beneficial ownership is based on statements furnished by each Board Member, Board Member Nominee and officer.

Fund Shares Owned By Board Members And Officers(1)

Board Member/Nominee	Acquiring Fund	Performance Plus	Dividend Advantage 2
Board Members/Nominees who are not interested persons of the Funds	None	None	None
Jack B. Evans	None	None	None
William C. Hunter	None	None	None
David J. Kundert	None	None	None
John K. Nelson	None	None	None
William J. Schneider	None	None	None
Judith M. Stockdale	None	None	None
Carole E. Stone	None	None	None
Virginia L. Stringer	None	None	None
Terence J. Toth	None	None	None

Board Members/Nominees who are “interested persons” of the Funds
William Adams IV	None	None	None
Thomas S. Schreier, Jr.	None	None	None

All Board Members/Nominees and Officers as a Group	None	None	None

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan.

C-2

APPENDIX D

NUMBER OF BOARD AND COMMITTEE MEETINGS HELD DURING EACH FUND’S LAST FISCAL YEAR

Fund	Regular Board Meeting	Special Board Meeting	Executive Committee Meeting	Dividend Committee Meeting	Compliance, Risk Management and Regulatory Oversight Committee Meeting	Audit Committee Meeting	Nominating and Governance Committee Meeting	Closed-End Fund Committee Meeting
Acquiring Fund	6	8	1	6	6	4	7	4
Performance Plus	6	7	—	6	6	4	7	4
Dividend Advantage 2	6	8	1	6	6	4	7	4

D-1

APPENDIX E

NUVEEN FUND BOARD AUDIT COMMITTEE CHARTER

I. Organization and Membership

There shall be a committee of each Board of Directors/Trustees (the “Board”) of the Nuveen Management Investment Companies (the “Funds” or, individually, a “Fund”) to be known as the Audit Committee. The Audit Committee shall be comprised of at least three Directors/Trustees. Audit Committee members shall be independent of the Funds and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. In particular, each member must meet the independence and experience requirements applicable to the Funds of the exchanges on which shares of the Funds are listed, Section 10A of the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”). Each such member of the Audit Committee shall have a basic understanding of finance and accounting, be able to read and understand fundamental financial statements, and be financially literate, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/Trustees, exercising their business judgment (this person may also serve as the Audit Committee’s “financial expert” as defined by the Commission). The Board shall appoint the members and the Chairman of the Audit Committee, on the recommendation of the Nominating and Governance Committee. The Audit Committee shall meet periodically but in any event no less frequently than on a semi-annual basis. Except for the Funds, Audit Committee members shall not serve simultaneously on the audit committees of more than two other public companies.

II. Statement of Policy, Purpose and Processes

The Audit Committee shall assist the Board in oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audits of the financial statements, of the Funds; (2) the quality and integrity of the financial statements of the Funds; (3) the Funds’ compliance with legal and regulatory requirements, (4) the independent auditors’ qualifications, performance and independence; and (5) oversight of the Pricing Procedures of the Funds and the Valuation Group. In exercising this oversight, the Audit Committee can request other committees of the Board to assume responsibility for some of the monitoring as long as the other committees are composed exclusively of independent directors.

In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors/Trustees, the independent auditors, the internal auditors and the management of the Funds. The Audit Committee shall meet periodically with Fund management, the Funds’ internal auditor, and the Funds’ independent auditors, in separate executive sessions. The Audit Committee shall prepare reports of the Audit Committee as required by the Commission to be included in the Fund’s annual proxy statements or otherwise.

The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Audit Committee and to otherwise discharge its responsibilities, including appropriate funding as determined by the Audit Committee for compensation to independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund, compensation to advisers employed by the Audit Committee, and ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties, as determined in its discretion. The Audit Committee may request any officer or employee of Nuveen Investments, Inc. (or its affiliates) (collectively, “Nuveen”) or the Funds’ independent auditors or outside counsel to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Funds’ independent auditors and internal auditors shall have unrestricted accessibility at any time to Committee members.

Responsibilities

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting, disclosure and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. Each independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Audit Committee. The independent auditors are ultimately accountable to the Board and the Audit Committee. It is the ultimate responsibility of the Audit Committee to select, appoint, retain, evaluate, oversee and replace any independent auditors and to determine their compensation, subject to ratification of the Board, if required. These Audit Committee responsibilities may not be delegated to any other Committee or the Board.

The Audit Committee is responsible for the following:

With respect to Fund financial statements:

1.	Reviewing and discussing the annual audited financial statements and semi-annual financial statements with Fund management and the independent auditors including major issues regarding accounting and auditing principles and practices, and the Funds’ disclosures in its periodic reports under “Management’s Discussion and Analysis.”

2.	Requiring the independent auditors to deliver to the Chairman of the Audit Committee a timely report on any issues relating to the significant accounting policies, management judgments and accounting estimates or other matters that would need to be communicated under Statement on Auditing Standards (SAS) No. 90, Audit Committee Communications (which amended SAS No. 61, Communication with Audit Committees), that arise during the auditors’ review of the Funds’ financial statements, which information the Chairman shall further communicate to the other members of the Audit Committee, as deemed necessary or appropriate in the Chairman’s judgment.

3.	Discussing with management the Funds’ press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.

4.	Discussing with management and the independent auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds’ financial statements, including any significant changes in the Funds’ selection or application of accounting principles and any major issues as to the adequacy of the Funds’ internal controls and any special audit steps adopted in light of material control deficiencies; and (b) analyses prepared by Fund management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

5.	Discussing with management and the independent auditors the effect of regulatory and accounting initiatives on the Funds’ financial statements.

6.	Reviewing and discussing reports, both written and oral, from the independent auditors and/or Fund management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

7.	Discussing with Fund management the Funds’ major financial risk exposures and the steps management has taken to monitor and control these exposures, including the Funds’ risk assessment and risk management policies and guidelines. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

8.	Reviewing disclosures made to the Audit Committee by the Funds’ principal executive officer and principal financial officer during their certification process for the Funds’ periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds’ internal controls. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to deficiencies in internal controls, material weaknesses, or any fraud associated with internal controls.

With respect to the independent auditors:

1.	Selecting, appointing, retaining or replacing the independent auditors, subject, if applicable, only to Board and shareholder ratification; and compensating, evaluating and overseeing the work of the independent auditor (including the resolution of disagreements between Fund management and the independent auditor regarding financial reporting).

2.

Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year. At the conclusion of the audit, reviewing such audit results, including the independent auditors’ evaluation of the

Funds’ financial and internal controls, any comments or recommendations of the independent auditors, any audit problems or difficulties and management’s response, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, any significant disagreements with management, any accounting adjustments noted or proposed by the auditor but not made by the Fund, any communications between the audit team and the audit firm’s national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the auditors.

3.	Pre-approving all audit services and permitted non-audit services, and the terms thereof, to be performed for the Funds by their independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A of the Exchange Act that the Audit Committee approves prior to the completion of the audit, in accordance with any policies or procedures relating thereto as adopted by the Board or the Audit Committee. The Chairman of the Audit Committee shall be authorized to give pre-approvals of such non-audit services on behalf of the Audit Committee.

4.	Obtaining and reviewing a report or reports from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Funds consistent with Independent Standards Board Standard 1, as may be amended, restated, modified or replaced) regarding (a) the independent auditor’s internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Funds and their affiliates, in order to assist the Audit committee in assessing the auditor’s independence. After reviewing the foregoing report[s] and the independent auditor’s work throughout the year, the Audit Committee shall be responsible for evaluating the qualifications, performance and independence of the independent auditor and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of Fund management and the internal auditors, and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

5.	Reviewing any reports from the independent auditors mandated by Section 10A(b) of the Exchange Act regarding any illegal act detected by the independent auditor (whether or not perceived to have a material effect on the Funds’ financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10A(b).

6.	Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

7.	Establishing and recommending to the Board for ratification policies for the Funds’, Fund management’s or the Fund adviser’s hiring of employees or former employees of the independent auditor who participated in the audits of the Funds.

8.	Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

With respect to any internal auditor:

1.	Reviewing the proposed programs of the internal auditor for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any Nuveen internal auditors performing services relating to the Funds or to approve any termination or replacement of the Nuveen Manager of Internal Audit.

2.	Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

With respect to pricing and valuation oversight:

1.	The Board has responsibilities regarding the pricing of a Fund’s securities under the 1940 Act. The Board has delegated this responsibility to the Committee to address valuation issues that arise between Board meetings, subject to the Board’s general supervision of such actions. The Committee is primarily responsible for the oversight of the Pricing Procedures and actions taken by the internal Valuation Group (“Valuation Matters”). The Valuation Group will report on Valuation Matters to the Committee and/or the Board of Directors/Trustees, as appropriate.

2.	Performing all duties assigned to it under the Funds’ Pricing Procedures, as such may be amended from time to time.

3.	Periodically reviewing and making recommendations regarding modifications to the Pricing Procedures as well as consider recommendations by the Valuation Group regarding the Pricing Procedures.

4.	Reviewing any issues relating to the valuation of a Fund’s securities brought to the Committee’s attention, including suspensions in pricing, pricing irregularities, price overrides, self-pricing, NAV errors and corrections thereto, and other pricing matters. In this regard, the Committee should consider the risks to the Funds in assessing the possible resolutions of these Valuation Matters.

5.	Evaluating, as it deems necessary or appropriate, the performance of any pricing agent and recommending changes thereto to the full Board.

6.	Reviewing any reports or comments from examinations by regulatory authorities relating to Valuation Matters of the Funds and considering management’s responses to any such comments and, to the extent the Committee deems necessary or appropriate, proposing to management and/or the full Board the modification of the Fund’s policies and procedures relating to such matters. The Committee, if deemed necessary or desirable, may also meet with regulators.

7.	Meeting with members of management of the Funds, outside counsel, or others in fulfilling its duties hereunder, including assessing the continued appropriateness and adequacy of the Pricing Procedures, eliciting any recommendations for improvements of such procedures or other Valuation Matters, and assessing the possible resolutions of issues regarding Valuation Matters brought to its attention.

8.	Performing any special review, investigations or oversight responsibilities relating to Valuation as requested by the Board of Directors/Trustees.

9.	Investigating or initiating an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s policies and procedures relating to Valuation Matters not otherwise assigned to another Board committee.

Other responsibilities:

1.	Reviewing with counsel to the Funds, counsel to Nuveen, the Fund adviser’s counsel and independent counsel to the Board legal matters that may have a material impact on the Fund’s financial statements or compliance policies.

2.	Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

3.	Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

4.	Reviewing the reports of examinations by regulatory authorities as they relate to financial statement matters.

5.	Discussing with management and the independent auditor any correspondence with regulators or governmental agencies that raises material issues regarding the Funds’ financial statements or accounting policies.

6.	Obtaining reports from management with respect to the Funds’ policies and procedures regarding compliance with applicable laws and regulations.

7.	Reporting regularly to the Board on the results of the activities of the Audit Committee, including any issues that arise with respect to the quality or integrity of the Funds’ financial statements, the Funds’ compliance with legal or regulatory requirements, the performance and independence of the Funds’ independent auditors, or the performance of the internal audit function.

8.	Performing any special reviews, investigations or oversight responsibilities requested by the Board.

9.	Reviewing and reassessing annually the adequacy of this charter and recommending to the Board approval of any proposed changes deemed necessary or advisable by the Audit Committee.

10.	Undertaking an annual review of the performance of the Audit Committee.

11.	Establishing procedures for the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of Fund management, the investment adviser, administrator, principal underwriter, or any other provider of accounting-related services for the Funds, as well as employees of the Funds.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds’ financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

APPENDIX F

FACTORS AFFECTING MUNICIPAL SECURITIES IN NEW YORK

Special Considerations Relating to New York Municipal Obligations

The Funds will have considerable investments in New York municipal obligations. Accordingly, the Funds are susceptible to certain factors that could adversely affect issuers of New York municipal obligations. The ability of issuers to pay interest on, and repay principal of, New York municipal obligations may be affected by: (1) amendments to the Constitution of the State of New York (“State”) and other statutes that limit the taxing and spending authority of New York government entities; (2) the general financial and economic profile as well as the political climate of the State, its public authorities and political subdivisions; and (3) a change in New York laws and regulations or subsequent court decisions that may affect, directly or indirectly, New York municipal obligations. The Funds’ yield and share prices are sensitive to these factors as one or more of such factors could undermine New York issuers’ efforts to borrow, inhibit secondary market liquidity, erode credit ratings and affect New York issuers’ ability to pay interest on, and repay principal of, New York municipal obligations. Furthermore, it should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State and the City of New York (“City”), and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Summarized below are important financial concerns relating to the Funds’ investments in New York municipal obligations. This section is not intended to be an entirely comprehensive description of all risks involved in investing in New York municipal obligations. The information in this section is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State and the City. It should be noted that the information recorded here primarily is based on the economic and budget forecasts and economic risks found in certain reports issued by the State, the City and the Metropolitan Transportation Authority (“MTA”). The accuracy and completeness of the information in those reports have not been independently verified. The resources used to prepare the disclosure related to the City, the State and the U.S. economy were published between May 8, 2014 and December 15, 2014, and the resources used to prepare the MTA disclosure were published on December 17, 2014. Since the time that such resources were published, there may have been, and may yet be, significant changes in circumstances altering the economic and budget predictions found in those resources and presented here. In addition, it is important to note that many of the dollar amounts referenced in this section have been truncated to one digit after the decimal and rounded up or down to the appropriate dollar denomination. Because such dollar amounts generally reference large sums of money (e.g., millions or billions of dollars), the truncation and/or rounding of such dollar amounts may significantly differ from the untruncated and unrounded dollar amounts.

State Economy

The State has a diverse economy with a relatively large share of the nation’s financial activities, employment in the information, health services and education sectors, but a rather small share of the nation’s farming and mining activity. The State has the fourth highest population in the nation, and its residents have a comparatively high level of personal wealth. The most significant sectors of the State’s economy differ from those of the national economy. Tourism comprises a significant part of the economy. The State’s location, airport facilities and natural harbors have made it an essential link in international commerce. Manufacturing and construction account for smaller shares of employment for the State than for the nation, while service industries account for a larger share. The financial activities sector share of total State wages is particularly large relative to the nation. During an economic recession that is concentrated in construction and manufacturing, the State is likely to be less affected than the nation as a whole; however, the State is more likely to be affected during a recession that is concentrated in the services sector. The City has the highest population of any city in the nation and is the center of the nation’s largest metropolitan area. The City accounts for a large percentage of the State’s residents and personal income.

The discussion that follows regarding the status of the U.S. and State economies is primarily based on information published by the State Division of the Budget (“DOB”) no later than November 24, 2014. All predictions and past performance information regarding the U.S. and State economies contained in this subsection were made on or before that date even though they may be stated in the present tense and may no longer be accurate. You are also encouraged to read, in conjunction with this description of the State economy, the “New York City Economy” subsection of this “Factors Affecting Municipal Securities in New York” section of this SAI, which presents some of the City Office of Management and Budget (“OMB”) projections regarding the economy.

DOB’s economic outlook generally predicts weaker growth than initially expected for the U.S. economy in calendar year 2014. Atypically severe winter weather had a significant downward effect on the economy through the start of 2014, suppressing household spending and leaving retailers and producers with additional unwanted inventories. Due in part to these developments, DOB projects weaker real U.S. GDP growth of 2.2 percent overall for calendar year 2014, but average growth of approximately 3.0 percent for the second half of 2014 and 2.9 percent for calendar year 2015.

Although DOB’s outlook for the second half of 2014 implies solid growth for the national economy, the global outlook has degenerated as a result of renewed weakness in Asia and Europe, amplified by geopolitical conflict. Those risks, along with the recent acute real appreciation of the dollar, are expected to result in weaker net exports and muted inflation over the near-term. The softer global outlook and stronger dollar, together with increasing U.S. oil and gas production, also is contributing to decreases in oil and gasoline prices, which are expected to cut oil imports and bolster household spending. DOB expects, as a result, household spending to increase from average growth of 2.4 percent for the second half of calendar year 2014 to approximately 3 percent for 2015. However, on balance, DOB’s general outlook for 2015 and 2016 remains largely the same as forecasted in the Financial Plan (as defined below).

Going forward DOB also expects household spending to be supported by continued moderate labor market growth, but no substantial acceleration in job gains appears within reach in the near term. Indeed, private sector hiring declined from average monthly gains of 255,000 over the second quarter of 2014, to 217,000 over the third quarter. However, DOB’s forecast for average monthly private job gains of about 220,000 for the rest of 2014 remains virtually the same from the initial forecast in the Financial Plan. According to DOB, recent data indicate that near-term job gains will be buttressed by stronger growth in real private nonresidential investment. Average quarterly growth for the second half of 2014 has been adjusted up to 7.0 percent, with annual growth adjusted up to 6.2 percent for calendar year 2014. However, going forward investment growth is expected to be constrained by ongoing weakness and uncertainty in the global economy. Therefore, DOB’s outlook for 2015 is only slightly improved since the Financial Plan.

After being hit hard by the severe winter weather in 2013-2014, the housing market has rebounded. Housing starts displayed monthly average growth of 4.7 percent over the three months ending in September 2014, an increase from a 2.5 percent decrease over the three months ending in March 2014 and another 1.1 percent decrease over the three months ending in June 2014. The housing data, however, continues to exhibit the move away from home ownership toward renting. For example, over the first nine months of 2014, multi-family housing starts increased by 21.7 percent, compared with growth of only 2.8 percent in single-family starts. This change seems to have affected the demand for home furnishings and suggests that the housing market will provide less of a contribution to overall economic growth than in the past. The recent decrease in long-term Treasury rates could provide some temporary growth to the housing market in the near future. While real residential investment growth has been downwardly revised to only 2.8 percent for calendar year 2014, average quarterly growth of approximately 10 percent is projected for the second half of 2014, helped by improving credit conditions and growing employment and incomes.

At the end of October 2014, as anticipated the Federal Reserve ended its quantitative easing program. Year-ago growth in both the headline and core Consumer Price Index (“CPI”) declined to 1.8 percent in the third quarter of 2014. Domestic oil prices have slipped to approximately $80 per barrel and are projected to remain weak in the near future. As a result, DOB anticipates consumer price inflation of 1.8 percent for 2014 and 2.0 percent for 2015. Given strengthening of the labor market and the projected boost to growth from lower energy prices, however, DOB still anticipates the Federal Reserve to start increasing its short-term interest rate target during the second quarter of 2015, provided that the central bank’s decision could be affected by growing concern over disinflation in the United States and abroad.

Despite an extremely weak beginning to calendar year 2014, DOB still forecasts an improving labor market and quarterly economic growth not much less than 3 percent for 2015. Although this outlook is virtually unchanged from the initial forecast in the Financial Plan, substantial risks remain. It is challenging to predict domestic growth significantly increasing without strong stimulus from both export and single-family home demand in today’s highly interdependent global economy. However, neither is expected in the near future. As global economic growth continues to stagnate while regional conflicts flare, U.S. households continue to prefer apartment rentals over home ownership. Slower than expected global growth could cause weaker export growth, which could result in softer corporate profits and investment, and therefore fewer jobs. Even though energy prices are anticipated to stay low, a complex geopolitical situation could spark renewed volatility, which, together with equity price volatility, represents a risk to household spending. On the other hand, better global growth or weaker than projected gasoline prices would cause stronger outcomes than expected. In addition, the response of global financial markets to the unwinding of central bank accommodation in the United States is still a risk, especially in light of the lack of experience upon which to draw.

Regarding the State, the economy has fared well given a challenging national and global economic environment. Real estate and construction activity have stayed firm, as has the State’s private sector labor market, exhibiting strong growth in utility, transportation and warehousing, and tourism-related leisure and hospitality services. Private sector employment is expected to increase 1.6 percent in calendar year 2014, with growth of 1.4 percent and 1.3 percent projected for 2015 and 2016, respectively. The State, however, has not been completely unaffected by the national slowdown. For example, with government and finance sector employment projected to continue its contraction for the remainder of 2014, State wages are expected to increase 4.2 percent in calendar year 2014, less than initially expected, followed by expansion of 4.6 percent and 4.7 for calendar years 2015 and 2016, respectively. Overall personal income growth of only 2.1 percent is anticipated for calendar year 2014, followed by growth of 4.0 percent and 4.8 percent for calendar years 2015 and 2016, respectively.

All of the risks to the national economic forecast apply to the State forecast as well, although as the nation’s financial center, the volume of financial market activity and equity market volatility pose an especially large degree of uncertainty for the State. Although DOB still predicts single-digit growth in finance and insurance sector bonuses for the 2014 year-end bonus season, there are considerable upside and downside risks to that forecast. While State labor market expansion has maintained well recently, a weaker labor market than expected could lead to lower wages and reduced household consumption. Recent events have shown how sensitive markets can be to changing expectations concerning Federal Reserve policy, and the resulting market volatility is projected to have a larger affect on the State economy than on the nation as a whole. Taxable capital gains realizations could be adversely affected if financial and real estate markets are weaker than anticipated by DOB. Furthermore, with Wall Street still modifying its compensation practices after the passage of financial reform, both the bonus and non-bonus components of employee pay are becoming more difficult to project. Securities industry revenues in the past have been a helpful predictor of bonus payouts, but that relationship has become a considerably less reliable indicator in recent years. In addition, the economic forecast faces an additional layer of uncertainty and risk arising from the projection of taxpayer response to changes in federal tax law. Federal tax rate hikes could affect employer and taxpayer behavior, leading to the shifting of income between tax years, which makes it harder to identify the underlying trends in key economic indicators.

There can be no assurance that the State economy will not experience results worse than those predicted in the 2014-15 fiscal year or subsequent fiscal years, with related material and adverse effects on the State’s estimates of receipts and disbursements.

State Budget

Each year, the Governor is required to provide the State Legislature with a balanced executive budget which constitutes the proposed State financial plan for the ensuing fiscal year. The State’s fiscal year for 2015 ends on March 31, 2015. (The State’s fiscal year for 2016 will run from April 1, 2015 to March 31, 2016.) The Governor’s executive budget is required to be balanced on a cash basis and that is the primary focus of DOB in preparing the financial plan for the State. State finance law also requires the State financial plan to be reported using generally accepted accounting principles (“GAAP”), in accordance with standards and regulations set forth by the Governmental Accounting Standards Board (“GASB”). As such, the State reports its financial results on both the cash accounting basis, showing receipts and disbursements, and the GAAP modified accrual basis, showing revenues and expenditures. In May 2014, DOB published the Enacted Budget Financial Plan for Fiscal Year 2015 (“Financial Plan”), which sets forth the State’s official financial plans for fiscal years 2015 through 2018. Subsequently, DOB issued the first quarterly update to the Financial Plan in August 2014 (the “First Quarterly Update”), and the second quarterly (or mid-year) update to the Financial Plan in November 2014 (the “Second Quarterly Update”). (The Financial Plan, to the extent updated and modified by the First and Second Quarterly Updates, is referred to as the “Updated Financial Plan.”) The State financial results, as described below, are calculated on a cash accounting basis, unless specified otherwise. The GAAP projections for the State’s budget can be obtained from DOB.

DOB projects a General Fund closing cash balance of approximately $6.8 billion for the end of fiscal year 2014-15, an increase of $4.8 billion from the initial Financial Plan estimate resulting from a series of unbudgeted financial settlements reached with several banks and insurance companies during fiscal year 2014-15. Until the State enacts a formal plan for using those settlement resources, the $4.8 billion amount is being held as an undesignated fund balance in the General Fund. The remaining balance is comprised of $1.5 billion in the State’s principal rainy day reserves, $500 million for debt management purposes, $53 million to cover the costs of potential retroactive labor settlements with unions that have not agreed to terms for contract periods prior to April 2011, and $21 million in the Contingency Reserve.

According to the Updated Financial Plan, total General Fund receipts for fiscal year 2014-15 (including transfers from other funds) are expected to total $67.8 billion, an annual increase of $5.9 billion. General Fund disbursements for fiscal year 2014-15 (including transfers to other funds) are expected to total $63.2 billion, an annual increase of $1.9 billion. All Government Funds spending is projected to be $142.0 billion in 2014-15 (including extraordinary federal aid for Superstorm Sandy and the federal Affordable Care Act), an increase of approximately $4.4 billion (or 3.2 percent) from fiscal year 2013-14 (including extraordinary federal aid for Superstorm Sandy and the federal Affordable Care Act). The major sources of all Government Funds spending include, among other things: school aid, Medicaid, transportation and State operations. All Government Funds receipts are projected to total $146.4 billion in 2014-15, an increase of approximately $8.7 billion (or 6.3 percent) from fiscal year 2013-14 results.

General Fund Out-year Budget Gap Projections

DOB anticipates balanced operations in the General Fund after use of reserves. The Updated Financial Plan projects budget surpluses (after tax actions) in future years of $243 million in 2015-16, $1.1 billion in 2016-17, and $1.4 billion in 2017-18. The combined four-year surplus projected for fiscal years 2014-15 through 2017-18 totals approximately $2.7 billion. The surplus estimates in future years are based on the assumption that annual growth in State Operating Funds spending will be limited to 2 percent, and that all savings that result from the 2 percent limitation will be made available to the General Fund.

The budget forecasts are based on assumptions of economic performance, revenue collections, spending patterns and projections of the costs of program activities. There can be no guarantee that the State’s financial position will not change materially and adversely from current projections. If this were to happen, the State would be required to take additional gap-closing actions, such as decreases in State agency operations; delays or decreases in payments to local governments or other recipients of State aid; delays in or suspension of capital maintenance and construction; extraordinary financing of operating expenses; or other actions. In some cases, the ability of the State to implement these actions requires the approval of the Legislature and cannot be implemented unilaterally by the Governor. See also the discussion below in the “Other Considerations” subsection of this “Factors Affecting Municipal Securities in New York” section of this SAI.

Other Considerations

Many complex political, social, economic, financial and environmental forces influence the State’s economy and finances, which may in turn affect the Updated Financial Plan. These factors may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the State’s control. The Updated Financial Plan is also based on numerous assumptions, including forecasts of national and State economic activity and the ability of the State to collect related tax receipts as projected. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. In certain fiscal years, actual collections were substantially below the levels predicted for the year. In addition, surplus projections in future years are based on the assumption that annual growth in State Operating Funds spending is limited to 2 percent, and that all savings that result from the 2 percent limit will be made available to the General Fund. There can be no assurance that the State’s actual results will not differ materially and adversely from the current forecast.

There are numerous uncertainties and risks that could affect the Updated Financial Plan, including the impact of: national and international events; ongoing Euro-zone financial instability; changes in consumer confidence, oil prices and oil supplies; major terrorist events, hostilities or war; climate change and extreme weather events; federal statutory and regulatory changes regarding financial sector activities; changes regarding financial sector bonus payouts and any future legislation governing the structure of compensation; changes in monetary policy affecting the financial markets and interest rates; financial and real estate market developments which may negatively affect capital gains realizations and bonus income; the effect of household debt on consumer spending and State tax collections; and the outcome of litigation and other claims affecting the State. Other uncertainties and risks that could affect the Updated Financial Plan include, but are not limited to, wage and benefit growth for State employees that surpass anticipated annual costs; shifts in the size of the State’s workforce; the realization of the projected rate of return for pension fund assets and current assumptions regarding wages for State employees affecting the State’s required pension fund contributions; the willingness and ability of the federal government to provide the aid contemplated under the Updated Financial Plan; the ability of the State to institute cost saving programs (including decreases in State agency operations) and the ability of the State to successfully control spending; and the ability of the State and its public authorities to market securities successfully in the public credit markets.

The Updated Financial Plan forecast also contains specific transaction risks and other uncertainties that, if they were to materialize, could have a negative affect on the Updated Financial Plan in fiscal year 2014-15 or in future years, including, but not limited to, the receipt of certain payments from public authorities; the receipt of miscellaneous revenues at the levels projected in the Updated Financial Plan; and the success of cost-savings measures including, but not limited to, the transfer of available fund balances to the General Fund at the levels currently anticipated.

The Updated Financial Plan projections generally assume that School Aid and Medicaid disbursements will be restricted to the increase in State personal income and the ten-year average growth in the Medicaid component of the CPI, respectively. The Updated Financial Plan, however, approved expenditures for School Aid to increase by 5.3 percent in school year 2015, in parity with Medicaid, but more than the 3.1 percent increase in personal income that would otherwise be used to calculate School Aid growth.

One of the risks that could cause budget gaps to increase materially relates to Medicaid cost controls. The Updated Financial Plan assumes the use of available statutory tools to implement Medicaid cost savings. However, there can be no assurance that these controls will be sufficient to limit the rate of annual growth in the Medicaid spending of the Department of Health’s State Funds to the levels projected in the Updated Financial Plan. In addition, limitation on annual growth is dependent on timely federal government approvals, revenue performance in the State’s Health Care Reform Act (“HCRA”) fund (which finances about one-third of the Department of Health (DOH) State-share costs of Medicaid) and the cooperation of the health care industry.

Little more than a year after Hurricane Irene and Tropical Storm Lee disrupted power and caused extensive flooding to numerous State counties, Superstorm Sandy hammered the East Coast on October 29, 2012, causing massive infrastructure damage and economic losses to the State and surrounding region. The frequency and strength of these storms present financial and economic risks to the State. The State’s reimbursement claims for the costs of the immediate response are in process. In addition, recovery and future mitigation efforts have commenced, greatly supported by federal funds. In January 2013, the federal government authorized about $60 billion in disaster aid for general recovery, rebuilding and mitigation activity nationwide. The State expects to receive approximately $30 billion of these federal approved funds. The State faces long-term threats and potential hazards and risks as a result of climate change, such as rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. The recent storms affecting the State have exposed vulnerabilities in the State’s infrastructure to extreme weather events. DOB expects that substantial long-term planning and investment by the federal government, State and municipalities will be needed to adapt existing infrastructure to the risks presented by climate change. There can be no guarantee that all expected federal disaster aid described above will be provided to the State and its affected entities, or that it will be provided on the projected schedule.

The State authorizes the General Fund to temporarily borrow resources from other funds in the State’s short-term investment pool (“STIP”) for a period not to exceed four months or to the end of the fiscal year, whichever is shorter. While DOB expects that the General Fund will have adequate liquidity to make payments as they become due throughout fiscal year 2014-15, the General Fund may occasionally temporarily borrow funds from STIP during the fiscal year. The State continues to set aside money quarterly for debt service payments that are financed with General Fund resources, and reserve money to pay debt service on bonds secured by dedicated receipts, including Personal Income Tax (“PIT”) bonds, as required by law and bond covenants.

Under legislation enacted in August 2010, the State and local governments may defer paying (or amortize) a part of their annual pension costs starting in fiscal year 2010-11. Although amortization temporarily cuts the pension costs that must be paid by public employers in a particular fiscal year, it ultimately results in greater total costs when repaid with interest. Pension contribution costs greater than the State’s prescribed amortization thresholds may be deferred. Based in part on certain actuarial assumptions, the Updated Financial Plan assumes that the State will continue to amortize a part of its pension costs in fiscal year 2015-16 and beyond. The State made pension payments to the New York State Local Retirement System of $1.6 billion in fiscal year 2013-14. The amount amortized was $814 million. Furthermore, the State’s Office of Court Administration (“OCA”) made its pension payment of $269 million, and the amount amortized was $123 million. The $937 million amount of aggregate deferred payments will be repaid with interest over 10 years starting in fiscal year 2015. For amounts amortized in fiscal years 2010-11, 2011-12, 2012-13 and 2013-14, the State Comptroller set interest rates of 5, 3.75, 3 and 3.67 percent, respectively. The Updated Financial Plan assumes that both the State and the OCA will choose to defer pension costs in fiscal year 2014-15 and later years, consistent with the authorizing legislation, and repay those amounts with interest over 10 years from the date of each deferred payment. These projections are based on projected market returns and a number of actuarial assumptions, which if unrealized, could change these projections materially. Furthermore, the Retirement Systems’ Actuary is scheduled to conduct the next five-year experience study in 2015, which could also affect these projections materially.

State law allows health insurance companies to convert from a not-for-profit to a for-profit corporation, subject to certain restrictions and approvals. The proceeds of such conversions must be used by the State for health-care-related expenses. The State’s financial plan in recent years has counted on proceeds from conversions (for example, $175 million in fiscal year 2013-14, and $300 million annually in fiscal years 2014-15, 2015-16 and 2016-17), which have not been realized. As a result, the Updated Financial Plan no longer counts on conversion proceeds for planning purposes.

The State receives a significant amount of federal funding for health care, education, transportation and other government needs, as well as federal aid to address response and recovery to extreme weather events. Any reduction in federal funding levels could have a materially adverse impact on the Updated Financial Plan. In addition, the Updated Financial Plan may be negatively affected by other actions taken by the federal government, including audits, disallowances and adjustments to federal participation rates or other Medicaid rules, as described below.

Furthermore, the State and CMS have reached an agreement in principle allowing up to $8 billion in federal funding over numerous years for use in transforming the State’s health care system. The final terms of the agreement are being negotiated and will be included as an amendment to the State’s Partnership Plan 1115 Medicaid waiver after final CMS approval.

The Updated Financial Plan may be adversely affected by actions taken by the federal government with respect to Medicaid, including audits, disallowances and changes to federal participation rates or other Medicaid rules. For example, all Medicaid claims are subject to audit and review by the federal government. Recently, the Federal Centers for Medicare and Medicaid Services (“CMS”) requested additional information pertaining to claims for services provided to individuals in developmental centers operated by the Office for People with Developmental Disabilities (“OPWDD”). Although no official audit has commenced, the State OPWDD is working together with the federal government to resolve concerns over reimbursement for services provided to individuals in developmental centers. Any adverse action by CMS relative to these claims could jeopardize a significant amount of federal Medicaid participation in this program. The prospective resolution of this matter led to a decline in federal aid of $1.1 billion annually beginning in fiscal year 2013-14.

In addition, on February 8, 2013, at the direction of the CMS, the U.S. Department of Health & Human Services (“HHS”) Office of the Inspector General initiated a review to determine the permissibility of Medicaid costs for services provided from April 1, 2010 through March 31, 2011 to the Medicaid population in State-operated Intermediate Care Facilities for the Developmentally Disabled (ICF/DD). As a result of the review, CMS issued a disallowance notification of $1.26 billion, and indicated that it will be commencing a similar review for State fiscal years ending in March 2012 and March 2013. On November 21, 2014, the State received notice from HHS that its request for reconsideration of the $1.26 billion disallowance was denied. The State intends to pursue an administrative appeal of such denial. A similar amount of federal aid is at risk for any period of retroactivity that may be challenged by CMS. DOB indicates that these kinds of matters sometimes are resolved with a prospective solution (as already begun by the State), and the State is not aware of any like attempts by the federal government to retroactively recover federal aid of this size that was paid in accordance with a State approved plan.

Debt outstanding and debt service costs over the course of the plan period are projected to remain below the limits prescribed by the Debt Reform Act of 2000 (“Debt Reform Act”) based on the updated forecasts in the Updated Financial Plan. However, the State is currently in a period of relatively limited debt capacity. The available room under the debt outstanding cap is expected to decline from $3.6 billion in 2013-14 to $438 million in 2016-17. These estimates include the potential impact of new capital spending included in DOB’s ten-year capital commitment and disbursement projections for State agencies. The State may implement measures to further adjust capital spending priorities and debt financing practices to stay in compliance with the statutory outstanding debt limit.

The Federal Budget Control Act of 2011 (“BCA”) imposed annual caps on federal discretionary spending over a ten-year period and mandated an additional $1.2 trillion in deficit reduction, which, if not enacted, would be accomplished through the sequestration of funds in federal fiscal year 2012-13 and reduced discretionary spending caps in subsequent years. A sweeping 5 percent decrease in fiscal year 2012-13 funding for federal non-defense discretionary programs was enacted because the prescribed deficit reduction was not achieved by the March 1, 2013 deadline. The spending caps for federal fiscal years 2014 and 2015 were positively adjusted in December 2013 by the Bipartisan Budget Act of 2013 (“BBA”). Although the BBA resulted in minor discretionary cap relief for two years, BCA caps in the remaining years were not addressed. If Congress fails to achieve the BCA deficit reduction requirements, DOB estimates that the State and local governments could sacrifice an estimated $5 billion in federal aid over a multi-year period, mostly by decrease in “pass-through” aid for school districts, as well as environmental, criminal justice and social services programs.

An impasse in Congress in October 2013 resulted in a temporary federal government shutdown and concern that the federal debt ceiling would not be increased in a timely way. A default by the federal government on payments, especially for a prolonged period, can be projected to have a materially adverse effect on the economies of the nation and the State, financial markets and intergovernmental aid payments. According to DOB, although it is not possible to know or predict the particular effects of a federal government payment default on the Updated Financial Plan, data from prior economic struggles suggest that the State’s revenue loss could be significant if the economy falls into a recession as a result of a federal default. A federal government payment default also may adversely affect the municipal bond market. Municipal issuers, and the State, could face greater borrowing costs and decreased market access, which would jeopardize planned capital investments in transportation infrastructure, higher education facilities, hazardous waste remediation, environmental projects and economic development projects. Furthermore, the market for and market value of outstanding municipal obligations, including municipal obligations of the State, could be negatively affected.

Substantially all of the State’s employees become eligible for post-retirement benefits if they reach retirement while working for the State. In accordance with the GASB Statement 45, the State must perform an actuarial valuation every two years for purposes of calculating Other Post-Employment Benefits (“OPEB”) liabilities. The Annual Required Contribution (“ARC”) represents the annual level of funding that, if set aside on an ongoing basis, is projected to cover normal costs each year and amortize any unfunded liabilities of the plan over a maximum period of 30 years. Any amounts required but not actually set aside to pay for these benefits are accumulated with interest as part of the net OPEB obligation, after adjusting for amounts previously required. The estimated unfunded actuarial accrued liability for fiscal year 2013-14 is $68.2 billion ($54.3 billion for the State and $13.9 billion for the State University of New York (“SUNY”)), an increase of $1.7 billion from fiscal year 2012-13 (attributable wholly to SUNY). These valuations were established under the Frozen Entry Age actuarial cost method, and are amortized over an open period of 30 years utilizing the level percentage of projected payroll amortization method. The unfunded actuarial accrued liability for fiscal year 2013-14 used an actuarial valuation of OPEB liabilities as of April 1, 2012. The annual OPEB cost for fiscal year 2013-14 totaled $3.0 billion ($2.3 billion for the State and $0.7 billion for SUNY), a decrease of $390 million from fiscal year 2012-13 ($322 million for the State and $68 million for SUNY), under the Frozen Entry Age actuarial cost method and allocating costs on a level basis over earnings. The $3.0 billion total was $1.5 billion ($1.0 billion for the State and $0.5 billion for SUNY) above payments for retiree costs made by the State in fiscal year 2013-14. That difference reduced the State’s net asset condition at the end of fiscal year 2013-14 by $1.5 billion. GASB does not require the additional costs to be funded in the State’s budgetary basis, and no funding is assumed for this purpose in the Updated Financial Plan. The State settled collective bargaining agreements with 96 percent of its workforce for the contract period beginning in fiscal year 2011-12. However, the unions representing State Police Troopers, Investigators and Commissioned/Non-Commissioned Officers continue to have unsettled contracts for the current contract period. There is no General Fund reserve in the Updated Financial Plan for this purpose.

The State’s Secured Hospital Program enables certain financially distressed not-for-profit hospitals to gain access to the capital markets. Under the Secured Hospital Program, the State is obligated to pay debt service, subject to annual appropriations by the Legislature, on certain bonds in the event there are shortfalls in revenues from other sources, including hospital payments and certain reserve funds held by the applicable trustees for the bonds. As of March 31, 2014, there was a total of $351 million of outstanding bonds under the program. The financial condition of the hospitals in the Secured Hospital Program is deteriorating, and some are experiencing significant operating losses that are likely to impair their ability to remain current on their loan payment obligations. The State’s contingent contractual obligation regarding the Secured Hospital Program was invoked for the first time in fiscal year 2014 to pay debt service of $12 million. The Updated Financial Plan assumes additional debt service costs of $24 million in fiscal year 2014-15, $29 million annually in fiscal years 2014-15 through 2016-17, and $17 million in fiscal year 2017-18. In relation to the entire Secured Hospitals Program portfolio, an estimated maximum annual exposure to the State of up to $31 million would be realized if reserve funds held by trustees were fully depleted and if all remaining hospitals in the Secured Hospitals Program failed to meet the terms of their loan agreements.

Implementation of the Updated Financial Plan relies on the State’s ability to successfully market its bonds. The State primarily finances much of its capital spending from the General Fund or STIP, which it subsequently reimburses with proceeds from the sale of bonds. If the State cannot sell bonds at the levels (or on the timetable) anticipated in the State’s capital plan, the State’s overall cash position and capital funding plan may be adversely affected. The success of expected public sales will depend on prevailing market conditions. Future developments in the financial markets generally, and future developments regarding the State and public discussion of those developments, may affect the market for outstanding State-supported and State-related debt.

The General Fund periodically is the beneficiary of State financial settlements. The Updated Financial Plan projects receipts from settlement proceeds of approximately $5.1 billion in fiscal year 2015, $250 million in fiscal year 2015-16, and $100 million for both fiscal years 2016-17 and 2017-18. There is no guarantee that settlement proceeds will be received in the amounts projected in the Updated Financial Plan.

Recent State Fiscal Years

The State Comptroller has reported that the General Fund ended the 2013-14 fiscal year with the following audited results in accordance with GAAP for governments as promulgated by the GASB. Total receipts for fiscal year 2013-14, including transfers from other funds, were approximately $61.9 billion.

Disbursements, including transfers to other funds, totaled approximately $61.2 billion. The General Fund ended fiscal year 2013-14 with a closing cash fund balance of $2.2 billion. The balance consists of $1.1 billion in the Tax Stabilization Reserve Fund, $350 million in the Rainy Day Reserve Fund, $21 million in the Contingency Reserve Fund, $87 million in the Community Projects Fund and $646 million total in refund reserves.

State Debt

The debt of the State and of certain public authorities (“Authorities”) consists of “State-supported debt” and “State-related debt.” State-supported debt is a subcategory of State-related debt. State-supported debt includes: (1) general obligation debt of the State to which the full faith and credit of the State has been pledged; (2) lease-purchase and contractual-obligations of public Authorities and municipalities where the State’s obligations to make payments to those public Authorities and municipalities to cover debt service on those instruments is dependent on annual appropriations made by the Legislature and not based upon general obligations of the State; (3) long-term obligations issued by the Local Government Assistance Corporation (“LGAC”) Program, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State’s annual seasonal borrowing; and (4) State PIT Revenue Bond Financing (“State PIT Revenue Bonds”), which is issued by certain Authorities. The legislation enacting the issuance of State Pit Revenue Bonds provides that 25 percent of PIT receipts, excluding refunds owed to taxpayers, must be deposited into the Revenue Bond Tax Fund to be used to make debt service payments on these bonds. Legislation enacted in 2007 increased, under certain circumstances, the amount of PIT receipts to be deposited into the Revenue Bond Tax Fund by removing an exclusion for PIT amounts deposited to the School Tax Relief (STAR) Fund.

State-related debt is a broader category of state debt that includes State-related debt but also includes State-guaranteed debt, moral obligation financings, certain contingent-contractual obligation financings, and certain other State financings (“Other State Financings”). Debt service on State-guaranteed debt, moral obligation financings, and the contingent-contractual obligation financings is expected to be paid from sources other than the State, and State appropriations are contingent in that they may be made and used only under certain circumstances. Other State Financings relate to debt issued by an Authority on behalf of a municipality. These include capital leases, mortgage loan commitments and debt of the municipal bond bank agency to finance prior year school claims. The municipality pays debt service on such financings by assigning specified State and local assistance payments it receives. The State does not have any obligation to continue to appropriate the local assistance payments that are the subject of the municipality assignments or make any debt service payments on such financings.

As of March 31, 2014, the State had approximately $3.2 billion outstanding in general obligation debt, $7.6 billion in debt relating to lease-purchase and other service contract financing of State capital programs, $28.8 billion in State PIT Revenue Bonds, $9.4 billion in other revenue bonds, $2.6 billion in debt from the LGAC, $2.4 billion outstanding in contingent-contractual obligation financings, $960 million in sales tax revenue bonds, and $584 million in other State financings. The Updated Financial Plan projects debt issuances of $4.8 billion in fiscal year 2014-15 to finance new capital projects.

Total State-related debt outstanding is projected to increase from $55.2 billion in 2013-14 to $55.9 billion in 2014-15. The estimated debt service on State-related debt for the 2014-15 fiscal year is projected to be approximately $6.4 billion, a decrease of $525 million from fiscal year 2013-14, which is due, in part, to debt prepayments. Total State-supported debt is projected to increase from $52.5 billion in 2013-14 to $53.6 billion in 2014-15. The estimated debt service on State-supported debt (which is the better measure of State resources needed to pay annual debt service) for the 2014-15 fiscal year is projected to be approximately $5.7 billion, a decrease of $752 million (or 11.8 percent) from fiscal year 2013-14. New State-supported debt issued on or after April 1, 2000 is subject to the Debt Reform Act. This Act imposes caps on new debt outstanding and new debt service costs, restricts the use of debt to capital works and purposes only and restricts the maximum term of debt issuances to no more than 30 years. Total State-supported debt service costs as a percent of total governmental funds receipts is estimated to be 2.9 percent in fiscal year 2014-15 with respect to debt service subject to the Debt Reform Act caps.

Legislation enacted in 2013 created a new Sales Tax Revenue Bond Program which comprises State-supported debt subject to the Debt Reform Act caps summarized above. The legislation created the Sales Tax Revenue Bond Tax Fund, a sub-fund within the General Debt Service Fund that will provide for the payment of these bonds, which are secured by the dedication of payments from this fund. The Sales Tax Revenue Bond Tax Fund receives revenues consisting of 25 percent of the State’s sales and use tax receipts. After the LGAC satisfies all of its obligations and liabilities, the sales tax receipt amounts directed to this fund will increase to 50 percent, with a limited exception. Tax receipts greater than debt service requirements will be transferred to the General Fund. PIT Revenue Bonds will be used interchangeably with Sales Tax Revenue Bonds to finance most of the State’s capital requirements. According to DOB, the State anticipates issuing approximately $1.2 billion of Sales Tax Revenue Bonds annually over the next 4 years, based on current expectations and projected coverage requirements. The first bonds for the Sales Tax Revenue Bond Program were issued in October 2013, and approximately $960 million were outstanding as of March 31, 2014.

The State’s outstanding General Obligation bonds were rated AA+ with a stable outlook by S&P as of December 30, 2014, AA+ with a stable outlook by Fitch as of June 20, 2014 and Aa1 with a stable outlook by Moody’s as of June 16, 2014. Ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings may be obtained from the rating agency that furnished the rating. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely, if in the judgment of the agency originally establishing the rating, circumstances so warrant. Any such downward revision or withdrawal could have an adverse effect on the market prices of the State general obligation bonds.

Litigation

The State is a defendant in certain court cases that could ultimately affect the ability of the State to maintain a balanced financial plan. The State believes that the Updated Financial Plan includes sufficient reserves to offset the costs associated with any potential adverse rulings. In addition, any potential amounts may be structured over a multi-year period. However, it is possible that adverse decisions in legal proceedings against the State could exceed the amount of all potential Updated Financial Plan resources set aside for judgments, and consequently could negatively affect the State’s ability to maintain a balanced Updated Financial Plan. The disclosure below only includes litigation where the State deems the monetary claims against the State to be material or that involves significant challenges to or impacts on the State’s financial policies or practices. The State generally only deems a monetary claim to be material if it exceeds $100 million. Furthermore, the litigation discussed below does not include all pending material matters and it does not include any pending material matter where the State’s legal counsel has advised that it is not probable that the State will suffer adverse decisions.

There are a number of suits pending against the State by Native American tribes that claim Indian land was taken illegally by the State. The disputed portions of land in these suits range from 15,000 acres to a strip of land varying in width from about 10 miles to more than 40 miles, including the area constituting the City of Syracuse. The remedies sought in these suits include, among other things, assertions of a possessory interest in the land, ejectment, claims seeking the difference between the amount paid for the lands and the fair market value of the lands at the time of the transaction, monetary damages and prejudgment interest. Taken together, two significant decisions rendered by the Supreme Court and the Second Circuit Court of Appeals in City of Sherrill v. Oneida Indian Nation of New York, 544 U.S. 197 (2005), and Cayuga Indian Nation of New York v. Pataki, 413 F.3d 266 (2d Cir. 2005), cert. denied, 547 U.S. 1128 (2006) made clear that the equitable doctrines of laches, acquiescence and impossibility can bar ancient land claims. Relying on these decisions, in Oneida Indian Nation et al. v. County of Oneida et al., 617 F.3d 114 (2d Cir. 2010), the Second Circuit Court of Appeals dismissed the Oneida land claim. The United States Supreme Court, on October 17, 2011, denied plaintiffs’ petitions for certiorari to review the decision of the Second Circuit. On May 16, 2013, the State, Madison and Oneida Counties, and the Oneida Indian Nation executed a settlement agreement that, among other things, would institute a limit on the amount of land the tribe could reacquire and have taken into trust for its benefit by the United States. The agreement was approved by the State Legislature and was approved by the Federal Court on March 4, 2014. See Oneida Indian Nation of New York et al. v. State of New York. There are, however, two actions challenging the settlement agreement. In Matter of Town of Verona, et al. v. Cuomo, et al. (Sup. Ct., Albany Co.), where the plaintiffs are citizen taxpayers, voters and two towns, the defendants answered and moved for summary judgment, which was granted in a Decision/Order/Judgment on June 27, 2014 dismissing all claims in the complaint and denying plaintiffs’ cross-motion to amend. The plaintiffs filed a Notice of Appeal which is pending.

Some of the pending major cases that involve Indian claims include Canadian St. Regis Band of Mohawk Indians, et al., v. State of New York, et al. (NDNY); Shinnecock Indian Nation v. State of New York, et al. (EDNY); and Schulz v. New York State Executive, et al., (Sup. Ct., Albany Co.).

There is a nationwide arbitration proceeding pending against the State involving the 1998 Tobacco Master Settlement Agreement (“MSA”) between tobacco manufacturers who are party to the MSA (“PMs”) and 46 settling states (including the State), plus some territories and the District of Columbia (collectively the “Settling States”). Under the MSA, the PMs pay the Settling States each year in perpetuity a base payment to compensate for economic harm to the Settling States for smoking-related illness. In exchange for the payments by the PMs and imposition of certain tobacco advertising and marketing restrictions among other things, the MSA releases the PMs from past and present smoking-related claims by States and provides for a continuing release of future smoking-related claims. In order to keep the base payment under the MSA, each Settling State must pass and diligently enforce a statute that requires tobacco manufacturers who are not party to the MSA (“Non-Participating Manufacturers” or “NPMs”) to deposit in escrow an amount roughly equal to the amount that PMs pay per pack sold. The State’s allocable share of the total payment is about 12.8 percent of the total, or approximately $800 million on an annual basis.

In the nationwide arbitration proceeding against the State, the PMs allege violations of the terms of the MSA by the Settling States (except for Montana) for 2003 with respect to their treatment of tobacco manufacturers who are not party to the MSA. The PMs seek a downward adjustment of the payment due in that year which would serve as a credit against future payments. Any such claims for years prior to 2003 were settled in 2003. The PMs are making the identical claim for 2004-2006, but none of those years are currently in arbitration. The arbitration panel (the “Panel”) ruled, among other things, that the Settling States involved had the burden of proof in establishing diligent enforcement of the escrow statutes and that the 2003 settlement of prior NPM Adjustment claims, did not preclude the PMs from basing their claim for a 2003 NPM Adjustment on 2002 NPM sales. A hearing on issues common to all states took place in Chicago on April 16-24, 2012. State-specific hearings commenced in May 2012, starting with the hearings involving Missouri and Illinois. The State’s diligent enforcement hearings occurred June 25-29, 2012. The final state-specific diligent enforcement hearing occurred May 21-24, 2013 and the Panel issued its awards on September 11, 2013, finding that the State diligently enforced its qualifying statute in 2003 and is therefore not subject to an NPM adjustment for 2003.

In December 2012, the PMs and 19 states (collectively the “Signatory Parties”) agreed to a term sheet allegedly settling the NPM Adjustment disputes for 2003-2012. The State and 31 other states and territories rejected the term sheet because of the negative impact of its terms on their respective states and territories. The Signatory Parties have sought the approval of the Panel in order to obtain an early release of MSA annual payments currently being held in a disputed payments account. Under the MSA reallocation provision, every state is either “diligent” or “not diligent,” and only “diligent” states are exempt from the NPM Adjustment. Any Signatory States removed from the calculation must still be treated as either diligent or not diligent for purposes of allocation of the NPM Adjustment. The non-joining states seek to have the Signatory States treated as non-diligent for purposes of allocation of the NPM Adjustment, to which the Signatory Parties object. The Panel held a status conference on January 22, 2013, and a hearing on March 7, 2013, to discuss the term sheet. The Panel subsequently issued a Partial Stipulated Settlement Award (“Partial Award”) on March 13, 2013, based on the provisions of the term sheet, that deemed the 20 states (collectively, the “Signatory States”) “diligent” for purposes of allocation of the NPM Adjustment. Furthermore, the Panel created a process for reallocating any NPM Adjustment among non-diligent states that changes the terms of the MSA itself. Therefore, if the State is found to have been “not diligent” in its enforcement of its escrow statute in 2003, the State would have exposure not only for its portion of the NPM adjustment, but also for its proportionate share of the NPM Adjustment attributable to the Signatory States. The State (as well as several other states) has moved in its state court to vacate or modify the Partial Award notwithstanding the Panel’s finding. The State’s motion has been adjourned several times. Courts in Missouri and Pennsylvania have issued decisions vacating or modifying the Panel’s Partial Award. In both cases the court held that the Signatory States should be deemed not diligent for purposes of allocating the NPM Adjustment. The Maryland court denied the state’s motion to vacate or modify the Partial Award, while courts in the remaining states challenging the Partial Award have not yet ruled.

The PMs have expressed their expectation to bring a nationwide NPM Adjustment Arbitration for sales year 2004 against the State and the other states that rejected the term sheet.

State of New York, et al. v. The United States of America, et al., 06-CV-810 (WDNY) is an action by the State and the New York State Energy Research and Development Authority seeking (i) a declaration that defendants are liable under the Comprehensive Environmental Response, Compensation, and Liability Act (CERCLA) for the State’s response costs and for damages to the

State’s natural resources stemming from nuclear contamination from the Western New York Nuclear Service Center in Cattaraugus County, New York (the “Site”), and a judgment compensating the State for such costs and damages, (ii) a declaration of defendants’ responsibilities under the West Valley Demonstration Project Act (the “Act”) to decontaminate and decommission the Site as well as for future site monitoring and maintenance, and (iii) a declaration that the defendants are responsible for paying the fees for disposal of solidified high level radioactive waste at the Site under the Nuclear Waste Policy Act. Thus far, the combined federal and State costs as of the date of the Updated Financial Plan amount to approximately $2.6 billion, with the State’s expenses approaching $320 million.

After commencement of the action, the parties engaged in court-ordered mediation, as a result of which a consent decree was approved and entered on August 17, 2010 resolving several key claims in the litigation. The Consent Decree identifies a specific cost share for each government for specified facilities and known areas of contamination, and sets forth a process for determining cost shares for contamination that may be identified in the future. The Consent Decree does not select or advocate the selection of any particular cleanup program for the Site, and cleanup decisions are being made via the ongoing Environmental Impact Statement process.

The Consent Decree also does not resolve two claims raised in the State’s lawsuit—the State’s natural resource damages claim and its Nuclear Waste Policy Act claim. The first claim, which the federal government has agreed to toll, will be pursued by the State Department of Environmental Conservation (as trustee of the State’s natural resources) and the Attorney General’s office. The claim concerning the federal government’s obligation to pay fees for disposal of high level radioactive waste from the West Valley Demonstration Project under the Nuclear Waste Policy Act has not been settled or dismissed and remains in litigation. In accordance with an agreed briefing schedule, the parties have submitted their opening and responsive briefs for competing motions to dismiss the Nuclear Waste Policy Act claim. The Court issued an order on November 20, 2013 granting the State’s motion to dismiss this claim (for lack of ripeness), and denying the United States’ motion to dismiss to the extent that it sought a ruling on other grounds.

The plaintiffs in Hampton Transportation Ventures, Inc. et al. v. Silver et al. (now in Sup. Ct., Albany Co.) and other similar cases, including William Floyd Union Free School District v. State (now in Sup. Ct., New York Co.), Town of Brookhaven v. Silver, et al. (now in Sup. Ct., Albany Co.), Town of Southampton and Town of Southold v. Silver (now in Sup. Ct., Albany Co.), Town of Huntington v. Silver (now in Sup. Ct., Albany Co.), Mangano v. Silver (Sup. Ct., Nassau Co.), Town of Smithtown v. Silver (now part of the Mangano case in Sup. Ct., Nassau Co.) and Vanderhoef v. Silver (now in Sup. Ct., Albany Co.), challenge the constitutionality of 2009 Laws of New York chapter 25, which imposed certain taxes and fees, including a regional payroll tax, in the Metropolitan Commuter Transportation District, the revenue from which is passed to the Metropolitan Transportation Authority. Plaintiffs sought judgments declaring that the enactment of Chapter 25 violated State constitutional provisions relating to the need for a home rule message, supermajority requirements for enactment of special or local laws, single purpose appropriation bill, and liability for the debts of public authorities. In addition, plaintiffs demand a judgment declaring that enactment of chapter 25 violated provisions of the Public Authority Law § 1266 requiring that the Metropolitan Transportation Authority be self-sustaining. A village, a number of additional towns, Suffolk County and the Orange County Chamber of Commerce have joined the Mangano case as plaintiffs. All of these cases were resolved on their merits for the defendants and are concluded.

In Maisto v. State of New York (formerly identified as Hussein v. State of New York), plaintiffs seek a judgment declaring that the State’s system of financing public education violates section 1 of article 11 of the State Constitution, on the ground that it fails to provide a sound basic education. In a decision and order dated July 21, 2009, Supreme Court, Albany County, denied the State’s motion to dismiss the action. The State appealed this denial to the Appellate Division, Third Department. On January 13, 2011, the Appellate Division, Third Department, affirmed the denial of the motion to dismiss. On May 6, 2011, the Third Department granted defendants leave to appeal to the Court of Appeals. On September 15, 2011, the Court of Appeals placed the appeal on track for full briefing and oral argument. The appeal was argued April 26, 2012. On June 26, 2012, the Court of Appeals affirmed the denial of the State’s motion to dismiss. Depositions have been completed. The discovery deadline was May 3, 2013, and the note of issue was filed on May 13, 2013. A pre-trial conference was scheduled for December 23, 2014, and the trial is scheduled for January 21, 2015.

In Aristy-Farer, et al. v. The State of New York, et al. (Sup. Ct., N.Y. Co.), commenced February 6, 2013, plaintiffs seek a judgment declaring that the provisions of L. 2012, Chapter 53 and L. 2012, Chapter 57, Part A Section 1, which links payment of State school aid increases for 2012-13 to submission of approvable teacher evaluation plans by local school districts violates, among other provisions of the State Constitution, Article XI, Section 1, because implementation of the statutes would prevent students from receiving a sound basic education. Plaintiffs moved to enjoin the defendants from taking any actions that would reduce payment of State aid disbursements referred to as General Support for Public Schools (“GSPS”) to the City pending a final determination, and the State opposed this motion. By order dated February 19, 2013, the Court granted the motion for preliminary injunction. The State appealed, and on May 21, 2013, the Appellate Division, First Department, denied plaintiffs’ motion for a stay pending appeal. Consequently, plaintiffs have agreed to vacate their preliminary injunction and the State will withdraw its appeal. On April 7, 2014, the Court denied the State’s motion to dismiss, and the State has appealed. By decision dated August 12, 2014, the Court granted a motion to consolidate this case with New Yorkers for Student Educational Rights v. New York, summarized below.

In New Yorkers for Students Educational Rights v. New York, the organizational plaintiff and a number of individual plaintiffs initiated a new lawsuit on February 11, 2014, in Supreme Court, New York County, alleging that the State is not meeting its constitutional obligation to fund schools in the City and throughout the State to provide students with an opportunity for a sound basic education. In particular, plaintiffs claim that the State is not meeting its funding obligations for City schools under the Court of Appeals decision in Campaign for Fiscal Equity (“CFE”) v. New York, 8 N.Y.3d 14 (2006), and—reiterating the claims of Aristy-Farer—challenge legislation conditioning greater funding for City schools on the timely adoption of a teacher evaluation plan. Among other things, plaintiffs allege similar claims concerning other school districts throughout the State, and that the State has failed to provide assistance, services, accountability mechanisms and a rational cost formula to ensure that students throughout the State have an opportunity for a sound basic education.

Plaintiffs seek a judgment declaring that the State has failed to comply with CFE and the command of State Constitution Article XI to supply funding for public schools within the State, and that the gap elimination adjustment and caps on State aid and local property tax increases are unconstitutional. In addition, plaintiffs seek an injunction requiring the State to terminate the gap elimination adjustments and caps on State aid and local property tax increases, to reimburse the City for the funding that was withheld for failure to timely adopt a teacher evaluation plan, to supply increased assistance, services and accountability, to appoint an independent commission to determine the cost of giving students an opportunity for a sound basic education, and to revise State aid formulas.

The State filed a motion on May 30, 2014 to dismiss all claims, and on June 24, 2014, plaintiffs moved for a preliminary injunction seeking to restrain defendants from enforcing three of the four statutory provisions challenged in the underlying action. Subsequently, defendants moved by Order to Show Cause on July 8, 2014 to change the venue of the preliminary injunction application, as well as the entire action, to Albany County. The Court, via a Decision and Order dated August 8, 2014, granted defendants’ motion to transfer the preliminary injunction application to Albany County, but denied that part of the motion which sought to transfer the entire action. Plaintiffs withdrew their motion for a preliminary injunction by letter dated October 27, 2014. The Court denied defendants’ motion to dismiss by order dated November 17, 2014, and granted the motion of the City of Yonkers to intervene as a plaintiff in the proceeding by separate order dated November 17, 2014. Defendants’ deadline for filing an answer to the petition is November 28, 2014.

In New York State United Teachers, et al. v. The State of New York, et al. (Sup. Ct., Albany Co.), commenced February 20, 2013, plaintiffs seek a judgment declaring that the provisions of Education Law Section 2023-a, which limits the tax that school districts may levy on real property within their districts, violate, among other provisions of the State Constitution, Article XI, Section 1, because implementation of the statute would prevent students from receiving a sound basic education and impair the right of plaintiffs to substantially control school district finances. Plaintiffs also seek injunctive relief barring application of the statutory tax cap to local education funding. Defendants’ motion to dismiss the amended complaint was returnable on December 12, 2013. After a series of judge reassignments, the Court issued a Decision and Order on September 23, 2014 which (1) granted defendants’ motion to dismiss the First Amended Complaint which challenged the constitutionality of Education Law § 2023-a (i.e., the Tax Cap law); and (2) granted the plaintiffs’ leave to serve a Second Amended Complaint to add a challenge to Education Law § 2023-b (i.e., the Tax Freeze law). The defendants’ response to the Second Amended Complaint was due December 1, 2014. Another motion to dismiss is contemplated.

In Kateri Residence v. Novello (Sup. Ct., New York Co.) and several other cases, plaintiffs challenge a number of nursing home rate methodologies, including the “reserve bed patient day adjustment,” which regulates payments to nursing homes when long term care patients are receiving off-site care. Supreme Court, New York County, granted partial summary judgment to plaintiffs in Kateri, finding that the reserve bed patient day adjustment rate methodology was improper. In addition, the Court directed the defendant to re-compute Medicaid rates for the plaintiffs’ facilities. The deadline for such re-computation was June 28, 2013. The Appellate Division, First Department affirmed the Supreme Court’s partial summary judgment decision on interlocutory appeal and remanded the case to the Supreme Court for further proceedings. The Court of Appeals denied leave to appeal on the grounds that the decision was not final. The Supreme Court directed the defendant to compute Medicaid rates for the plaintiffs’ facilities, which was completed in October 2013. The parties are now conducting discovery. Plaintiffs have brought a motion, returnable March 5, 2014, to compel payment of the impacted Medicaid rates computed so far by Department of Health staff, resulting from application of the reserve bed day methodology. On June 3, 2014, the court granted this motion, directing payment of $6.5 million of the $49 million sought by plaintiff. Plaintiffs brought an additional motion to consolidate over 200 other Medicaid rate cases into the present case, which was granted. The State has filed a notice of appeal.

In Oneida Indian Nation of New York v. Paterson, et al. and four consolidated cases, the tribal plaintiffs seek declaratory judgments that their rights under federal law have been violated by Chapters 134 and 136 of the Laws of 2010, which amended the Tax Law regarding collection of excise taxes on reservation cigarette sales to non-tribal members and enjoining the State from enforcing those laws. The District Court for the Western District of New York rejected plaintiffs’ motions for preliminary injunctions in four of the five cases, but granted a stay of enforcement pending plaintiffs’ appeal. Plaintiffs’ motion for a preliminary injunction was granted by the District Court for the Northern District of New York in the fifth case. The Second Circuit Court of Appeals affirmed the Western District’s orders on May 9, 2011, which denied the plaintiffs’ motions for preliminary injunctions, and vacated the Northern District’s order granting the motion for a preliminary injunction, vacated all stays pending appeal, and remanded the cases to the respective District Courts for further proceedings consistent with the Court’s opinion. In the Northern and Western District cases, the State has moved for summary judgment and the plaintiffs have moved for voluntary dismissal without prejudice. The motions were taken on submission in the Northern District on November 25, 2011 and argued in the Western District on December 20, 2011. On January 9, 2012, the District Court for the Northern District of New York granted plaintiff’s motion for voluntary dismissal without prejudice and denied the State defendants’ motion for summary judgment as moot.

In New York Insurance Association, Inc. v. State (Sup. Ct., Albany Co.), several insurance companies and an association of insurance companies seek a declaration that certain assessments issued against the plaintiff insurance companies by the Insurance Department pursuant to Insurance Law § 332 violate the Insurance Law and the State and federal Constitutions to the extent that the assessments include amounts for items that are not direct expenses of the Insurance Department. The plaintiff insurance companies allege, among other things, that these assessments constitute an unlawful tax because they include amounts for items that are not the legitimate direct and indirect costs of the Insurance Department. Depositions have been completed. The note of issue was filed on June 3, 2013. The parties have moved for summary judgment and the motions were submitted on March 25, 2014. The plaintiffs/intervenor-plaintiffs have served a third amended complaint, which adds a challenge to the 2012-13 assessments, and have supplemented summary judgment papers to address this claim.

In July 2011, plaintiffs sued the State and other Defendants in Akwesasne Convenience Store Association et al. v. State of New York, in Supreme Court, Erie County, seeking a declaration that the statutory voucher system impermissibly burdens Indian commerce and is preempted by federal law and further seeking to enjoin the implementation, administration or enforcement of the system. The court denied plaintiffs’ request for a temporary restraining order and, in a decision dated August 18, 2011, also denied plaintiffs’ subsequent motion for a preliminary injunction. Plaintiffs appealed to the Appellate Division, Fourth Department, which denied plaintiffs’ motion for a preliminary injunction pending appeal on September 14, 2011. By decision dated August 2, 2012, the Supreme Court, Erie County, granted defendants’ motion for summary judgment dismissing the complaint and denied plaintiffs’ cross motion for summary judgment. Plaintiffs appealed directly to the Court of Appeals by notice of appeal filed on October 12, 2012. On January 15, 2013, the Court of Appeals transferred the appeal to the Appellate Division, Fourth Department, on the grounds that a direct appeal to the Court of Appeals does not lie.

State Retirement Systems

The State and Local Retirement Systems (“Systems”) provide coverage for public employees of the State and its localities (except employees of the City and teachers, who are covered by separate plans). The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired. The present value of anticipated benefits for current members, retirees and beneficiaries increased from $204.5 billion on

April 1, 2013 to $216.4 billion (including $101.5 billion for current retirees and beneficiaries) on April 1, 2014, and the net assets available for benefits as of March 31, 2014 were $181.3 billion (including $5.3 billion in receivables, consisting of employer contributions, amortized amounts, member contributions, member loans, accrued interest and dividends, investment sales and other miscellaneous receivables), an increase of $17.1 billion or 10.4 percent from the fiscal year 2012-13 level of $164.2 billion. Under the funding method used by the Systems, the anticipated benefits of current members, retirees and beneficiaries are expected to be sufficiently covered by the net assets, plus future actuarially determined contributions.

The investment losses experienced in fiscal year 2009 have negatively impacted the value of assets held for the Systems. The effect of the loss is spread over a 5-year period by the current actuarial smoothing method. Consequently, employer contribution rates have increased for fiscal years 2010-11, 2011-12, 2012-13 and 2013-14, but decreased for fiscal years 2014-15 and 2015-16 as a result of recent investment gains. The amount of future annual increases will partly depend on the pension fund’s value as of each April 1, and also on the present value of the expected benefits to be paid by the pension fund as of each April 1.

For fiscal year 2013-14, the total State payment (including Judiciary) was approximately $2.7 billion. The State’s total payment was reduced by approximately $1.6 billion due to prepayments and related interest adjustments. Additionally, for fiscal year 2013-14, the State amortized the maximum amount permitted, which reduced by $937.0 million the required March 1, 2014 payment. The estimated State payment (including Judiciary) due March 1, 2015 for fiscal year 2014-15 is $2.8 billion. The State has prepaid approximately $2.0 billion and has been credited with the related interest adjustment. If the State (including Judiciary) were to opt to amortize the maximum amount permitted, the required March 1, 2015 payment would be reduced to zero.

Authorities

Generally, the fiscal stability of the State is partially dependent upon the fiscal stability of its public Authorities, including those that finance, construct and/or operate revenue-producing public facilities. These Authorities generally pay their own operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, tuition and fees, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation also authorizes numerous financing structures, which may be used for the financings.

Furthermore, there are statutory arrangements that, under certain circumstances, authorize State local assistance payments otherwise payable to localities to be made rather to certain Authorities to secure the payment of debt service on their revenue bonds and notes. However, the State has no constitutional or statutory responsibility to give assistance to localities above amounts that have been appropriated therefor in any particular year. Some public Authorities also receive funds from State appropriations to pay for the operating costs of certain programs.

Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions provided for in legislative authorization. Not surprisingly, the State’s access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if certain of its Authorities were to default on their respective obligations. As of December 31, 2013 (with respect to the New York Job Development Authority, as of March 31, 2014), there were 19 Authorities with outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, was approximately $175 billion, only a portion of which constitutes State-supported or State-related debt.

Metropolitan Transportation Authority

In December 2014, MTA released its adopted 2015 Budget and Four-Year Financial Plan 2015-2018 (the “MTA Plan”) for itself and its affiliates and subsidiaries, which operate various rail, subway and bus services in the City and the surrounding area. The MTA Plan reflects MTA’s continued pursuit of seeking greater operational efficiency and additional cost saving initiatives, and addresses long-term costs such as health care, pensions and paratransit that were previously viewed as uncontrollable. Despite an improved outlook and signs of regional economic recovery, if the national recovery were to falter and negatively impact the regional economy, MTA has limited financial reserves to offset lower-than-expected operating revenues, taxes and subsidies. The MTA Plan assumes that State budget actions will provide full remittance to MTA of all resources collected on MTA’s behalf as well as that additional efficiency savings will be identified, and that those efforts will be sustainable. Furthermore, although MTA has been successful in the face of challenges to the Payroll Mobility Tax, external pressures on this funding source remain, and any changes to this tax could negatively impact this important MTA revenue source. For instance, if the tax were repealed in counties outside of the City, MTA would lose about $300 million annually. Moreover, if the Payroll Mobility Tax were repealed for those suburban counties, or if MTA does not achieve the three “net zero” labor settlement, deficits would spike by about $1.2 billion over the MTA Plan period, and significant “one-shot” actions would be required, which would be a devastating blow to the expected 2015-2019 MTA capital program. In addition, the MTA faces long-term vulnerabilities due to, among other things, increased costs associated with certain “mega” projects reflected in the MTA Plan, uncertain support from the federal government for the MTA capital program and dramatically increased insurance costs as a result of two major weather events in two years. The MTA Plan revealed an actual net cash balance of $314 million in 2013, and estimated net cash balances of $150 million in 2014, $64 million in 2015, $102 million in 2016 and $1 million in 2017, with a projected cash deficit of $322 million in 2018.

The official financial disclosure of the MTA and its subsidiaries is available by contacting the Metropolitan Transportation Authority, Finance Department, 347 Madison Avenue, 6th Floor, New York, New York 10017, or by visiting the MTA website at www.mta.info.

New York City Economy

The fiscal demands on the State may be affected by the fiscal condition of the City. The City relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets in any given fiscal year will be adopted by the April 1 statutory deadline; that interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City’s cash flow or expenditures.

The discussion that follows regarding the status of the City economy is based primarily on information published by OMB no later than June 26, 2014. All predictions and past performance information regarding the City economy contained in this subsection were made by OMB on or prior to that date, even though they may be stated in the present tense, and may no longer be accurate. All the risks to the national and State economies apply to the City economy. In conjunction with this summary of the City economy you should also review the “State Economy” subsection of this “Factors Affecting Municipal Securities in New York” section of this SAI which presents DOB’s assessment of the national and State economy.

While the U.S. economy continues its sluggish growth, the City’s economy has seen sustained growth after the financial crisis which started late in 2008. According to OMB, as of February 2014, most of the service-providing sectors in the City have exceeded their pre-financial crisis peaks. In total, the City’s private sector employment increased 2.6 percent in 2013. This was the third consecutive year that private employment increased by more than 2 percent. OMB expects, however, that the private sector job market will return to a more steady growth rate of 1.7 percent in 2014, followed by a moderate growth annual rate of 1.5 percent in 2015-2018. Despite strong job growth for the City during 2010-2012, OMB indicated that the City’s unemployment rate remained high at 7.4 percent in 2013, although it subsequently dropped to 6.4 percent in October 2014. Wages are expected to increase by 2.5 percent in 2014, followed by average growth of 2.6 percent annually from 2015-2018. Consequently, total wage earnings in the City in 2014 are projected to be approximately $323 billion, an increase of 3.9 percent.

Wall Street saw compensation rise again, as cash bonuses return and deferred equity awards from prior years continue to vest. Consequently, securities wage earnings are expected to be 5.8 percent greater (including bonus) in 2013 as compared to 2012. (Securities wage earnings are adjusted, and first quarter bonus payments are accrued to the previous calendar year to reflect when wages are actually earned.) However, strong profits on Wall Street did not lead to job creation, as the securities sector lost about 4,000 jobs. Furthermore, while Wall Street firms saw earnings performance normalize in 2013, uncertainty remains from monetary policy actions and increased regulatory oversight. OMB, therefore, projects a decline in profits in 2014 to a more normal $14 billion. At the same time, securities firms are projected to add 1,000 jobs per year from 2014-2018. Wall Street firms traditionally have reserved approximately 53 percent of their net revenue for compensation. However, the ratio has dropped under that mark in recent years, and this pattern is anticipated to continue with securities wage earnings decreasing by about 6 percent before continuing slight increases in 2016-2018.

Unlike the financial sector, the continuing economic recovery has increased growth in professional and business services, tourism-related sectors (such as retail trade and leisure and hospitality), the information sector, and the education and health sectors. The professional and business services sector has exceeded its pre-recession peak by 45,000 jobs, adding jobs in employment, computer, management and advertising services. OMB projects employment growth to average 14,000 jobs per year from 2014-2018. Tourism continues to be an important contributor to the City’s economy, as the City welcomed an all-time high of 54.3 million visitors in 2013, exceeding the recent prior records set in 2012 and 2011. As a result, occupancy rates at local hotels reached a record high of approximately 89 percent in 2013. After gaining about 72,000 jobs combined in 2010-2013, this sector is projected to grow an average of 10,000 jobs per year from 2014 to 2018. Tourism has also benefitted retail trade, with employment in this sector growing by an average of 12,000 jobs annually from 2010-2013, and projected to add about 9,000 jobs per year through 2018. The information sector has added more than 13,000 jobs from 2010-2013, and is expected to grow by about 4,000 per year through 2018. The historically non-cyclical sectors of education and health services continued to add jobs, growing by almost 25,000 in 2013. OMB forecasts an additional 11,000 and 6,000 jobs in 2014 and 2015, respectively.

Other facets of the City’s economy continue to improve in addition to the labor market. For example, strong job growth in office-using employment benefitted the commercial real estate market, which resulted in new leases of more than 25 million square feet in 2013, a trend that has continued into 2014. Conversely, with new space from One World Trade Center flooding the market, vacancy rates are expected to increase in 2014, putting negative pressure on asking rents. In addition, investors have a positive outlook for the City’s office market, evidenced by the steady flow of large commercial transactions totaling $100 million or more over the past four years, following a deep decrease during the financial crisis. If job additions in the office-using sectors keep their pace as anticipated, then OMB expects that the City’s commercial real estate market should perform well, on both the leasing and investment fronts. The City’s residential real estate market has displayed signs of a genuine recovery, with total sales volume increasing 17.8 percent in 2013 after increasing 7.6 percent in 2012. Furthermore, because a surge of high-end sales to beat federal tax law changes elevated the average price in 2012, average prices for all housing categories decreased by 1.3 percent in 2013. On the other hand, although building permits increased 70 percent in 2013, they remain below trend.

The official financial disclosure of the City and the financing entities issuing debt on its behalf is available by contacting OMB Investor Relations at (212) 788-0920 or contacting the City Office of Management and Budget, 255 Greenwich St., 8th Floor, New York, NY 10007.

New York City Financial Plan

On May 8, 2014, the Mayor’s office released the Executive Budget for Fiscal Year 2014-15 (the “Executive Budget”). On June 26, 2014, the City Council adopted the Executive Budget with certain modifications (the “City Plan”). The City Plan was subsequently modified by the Mayor in November 2014. The City’s fiscal year for 2015 ends on June 30, 2015. (The City’s fiscal year for 2016 will run from July 1, 2015 to June 30, 2016.) The City Plan’s projected revenues and expenditures for the 2015 fiscal year are balanced, in accordance with GAAP (except for the application of GASB Statement No. 49, which prescribes the accounting treatment of pollution remediation costs). However, the City Plan projects gaps of $1.8 billion, $1.2 billion and $1.8 billion for fiscal years 2016, 2017 and 2018, respectively. The City Plan estimates total revenues of $77.0 billion for fiscal year 2015, and total revenues for each of the gap out-years of approximately $77.0 billion in 2015-16, $79.2 billion in 2016-17 and $81.6 billion in 2017-18. The City Plan’s projections for total expenditures for fiscal year 2015 is $77.0 billion, and for each of the gap out-years is approximately $78.8 billion in 2015-16, $80.4 billion in 2016-17 and $83.4 billion in 2017-18.

The staffs of the New York State Financial Control Board (“FCB”), Office of the State Deputy Comptroller for the City of New York (“OSDC”), the City Comptroller and the Independent Budget Office (“IBO”) issue periodic reports on the City’s financial plans. Copies of the most recent reports are available by contacting: FCB, 123 William Street, 23rd Floor, New York, NY 10038, Attention: Executive Director; OSDC, 59 Maiden Lane, 29th Floor, New York, NY 10038, Attention: Deputy Comptroller; City Comptroller, Municipal Building, 6th Floor, One Centre Street, New York, NY 10007-2341, Attention: Deputy Comptroller for Budget; and IBO, 110 William Street, 14th Floor, New York, NY 10038, Attention: Director.

New York City Financing Program

Successful execution of the City Plan depends upon the City’s ability to market its securities successfully. According to the City Plan, the City’s program for financing capital projects for fiscal years 2015 through 2018 projects $25.0 billion of long-term borrowing to support the City’s current capital program. This does not include State funded financing for education capital purposes through New York City Transitional Finance Authority (“TFA”) Building Aid Revenue Bonds (“BARBS”). The financing of the City’s capital program is divided among General Obligation (“GO”) bonds, TFA bonds (other than BARBS) and New York City Municipal Water Finance Authority (“NYW”) bonds. During fiscal years 2015 through 2018, the City is expected to issue $9.4 billion in GO bonds; TFA is expected to issue $10.4 billion in bonds; and NYW is expected to issue $5.1 billion in bonds. In addition, TFA expects to issue $5.8 billion of BARBs during fiscal years 2015 through 2018.

The debt service for the City, TFA (excluding BARBs) and City appropriation debt or conduit debt, not including the effect of pre-payments, is 7.6 percent of the City’s total budgeted revenues in 2014. That ratio is expected to increase to 9.7 percent in 2018. As a percentage of tax revenues, the debt service ratio was 11.7 percent in fiscal year 2014 and is anticipated to grow to 13.8 percent in fiscal year 2018.

For fiscal year 2014, the City’s total debt outstanding issued through GO bonds, TFA bonds, TSASC bonds and Conduit Debt (other than TFA BARBS) is expected to be approximately $69.8 billion. Another $30.0 billion in NYW bonds are expected to be outstanding for fiscal year 2014. For fiscal year 2015, the City’s total debt outstanding issued through GO bonds, TFA bonds, TSASC bonds and Conduit Debt (other than BARBS) is expected to be approximately $72.0 billion. Another $31.3 billion in NYW bonds are expected to be outstanding for fiscal year 2015.

The City Plan is predicated on numerous assumptions, including the condition of the City’s and the region’s economies and the associated receipt of economically sensitive tax revenues in the projected amounts. The City Plan is also subject to a variety of other factors.

In addition to borrowings related to capital projects, the City issues both revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City, NYW, TFA, TSASC and other bonds and notes will be subject to prevailing market conditions. The City’s planned capital and operating expenditures are dependent upon the sale of its GO debt, as well as debt of the NYW, TFA, Dormitory Authority of the State of New York and TSASC.

The City’s outstanding GO bonds were rated AA with a stable outlook by S&P as of December 2, 2014, AA with a stable outlook by Fitch as of August 8, 2014 and Aa2 with a stable outlook by Moody’s as of February 28, 2014. Ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings may be obtained from the rating agency that furnished the rating. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely, if in the judgment of the agency originally establishing the rating, circumstances so warrant. Any such downward revision or withdrawal could have an adverse effect on the market prices of the City’s GO bonds.

Other Localities

Historically, the State has provided unrestricted financial assistance to cities, counties, towns and villages outside of the City. Certain localities outside the City have experienced financial problems and have consequently requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing by local governments has become more prevalent in recent years. Not included in the projections of the State’s receipts and disbursements for the State’s 2013-14 fiscal year or thereafter is the potential impact of any future requests by localities for additional financial assistance.

Like the State, localities must respond to changing political, economic and financial influences that can adversely affect their financial condition. For example, the State or federal government may decrease (or, potentially, eliminate) funding of local programs, therefore requiring localities to pay those expenditures using their own funds. Furthermore, prior cash flow problems for the State have caused delays in State aid payments, which in some instances, have necessitated short-term borrowing at the local level. Additional factors that have had, or could have, an impact on the fiscal condition of localities include: the loss of temporary federal stimulus funding; recent State aid trends; constitutional and statutory limitations on the imposition by localities and school districts of property, sales and other taxes; and for certain communities, the substantial upfront costs for rebuilding and clean-up after a natural disaster.

Localities may face unanticipated problems as a result of pending litigation, judicial decisions and long-range economic trends. They may also require additional State assistance because of other large-scale potential problems, such as declining urban populations, reductions in the real property tax base, increasing expenditures, or the loss of skilled manufacturing jobs. Severe financial difficulties could jeopardize localities’ access to the public credit markets, which may negatively impact the marketability of notes and bonds issued by the localities within the State.

Counties, cities, towns, villages, school districts and fire districts have engaged in substantial short-term and long-term borrowings. For the 2012-13 fiscal year, the total indebtedness for all localities in the State other than the City was approximately $43.6 billion. This figure includes bonds issued by the localities, certain debt guaranteed by the localities and installment purchase contracts, but excludes capital lease obligations, assets held in sinking funds, certain amounts available at the start of a fiscal year for redemption of debt, and the indebtedness of certain localities that did not file annual financial reports with the State Comptroller.

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com                                                                                                                           NAN0415

[FORM OF PROXY]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago, IL 60606 on April 20, 2015

Please detach at perforation before mailing.

NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 20, 2015	PROXY

COMMON SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the Nuveen New York Dividend Advantage Municipal Fund, revoking previous proxies, hereby appoints Gifford R. Zimmerman and Kevin J. McCarthy, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen New York Dividend Advantage Municipal Fund which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on April 20, 2015, at 2:00 p.m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, and at any adjournment thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen New York Dividend Advantage Municipal Fund represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	[CFS Code]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Nuveen New York Dividend Advantage Municipal Fund

Shareholders Meeting to Be Held on April 20, 2015.

The Proxy Statement for this meeting is available at:

http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ¢

1.	Election of Board Members: Class III:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01. Jack B. Evans	☐	☐	☐
02. Thomas S. Schreier, Jr.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

		FOR	AGAINST	ABSTAIN
3.	To approve the issuance of additional common shares in connection with each reorganization pursuant to the Agreement and Plan of Reorganization.	☐	☐	☐

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

[CFS Code]

[FORM OF PROXY]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago, IL 60606 on April 20, 2015

Please detach at perforation before mailing.

NUVEEN NEW YORK PERFORMANCE PLUS MUNICIPAL FUND, INC. ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 20, 2015	PROXY

COMMON SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned shareholder(s) of the Nuveen New York Performance Plus Municipal Fund, Inc., revoking previous proxies, hereby appoints Gifford R. Zimmerman and Kevin J. McCarthy, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen New York Performance Plus Municipal Fund, Inc. which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on April 20, 2015, at 2:00 p.m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, and at any adjournment thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen New York Performance Plus Municipal Fund, Inc. represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	[CFS Code]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Nuveen New York Performance Plus Municipal Fund, Inc.

Shareholders Meeting to Be Held on April 20, 2015.

The Proxy Statement for this meeting is available at:

http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ¢

1.	Election of Board Members:			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

	01. William Adams IV	05. Thomas S. Schreier, Jr.	09. Terence J. Toth	☐	☐	☐
	02. Jack B. Evans	06. Judith M. Stockdale
	03. David J. Kundert	07. Carole E. Stone
	04. John K. Nelson	08. Virginia L. Stringer

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

				FOR	AGAINST	ABSTAIN
2.	To approve an Agreement and Plan of Reorganization pursuant to which Nuveen New York Performance Plus Municipal Fund, Inc. (the “Target Fund”) would (i) transfer substantially all of its assets to Nuveen New York Dividend Advantage Municipal Fund (the “Acquiring Fund”) in exchange solely for newly issued common shares and preferred shares of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Target Fund, (ii) distribute such shares of the Acquiring Fund to the common shareholders and preferred shareholders of the Target Fund (with cash being distributed in lieu of fractional common shares), and (iii) liquidate, dissolve and terminate in accordance with applicable law.			☐	☐	☐

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

[CFS Code]

[FORM OF PROXY]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago, IL 60606 on April 20, 2015

Please detach at perforation before mailing.

NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND 2 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 20, 2015	PROXY

COMMON SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the Nuveen New York Dividend Advantage Municipal Fund 2, revoking previous proxies, hereby appoints Gifford R. Zimmerman and Kevin J. McCarthy, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen New York Dividend Advantage Municipal Fund 2 which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on April 20, 2015, at 2:00 p.m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, and at any adjournment thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen New York Dividend Advantage Municipal Fund 2 represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	[CFS Code]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Nuveen New York Dividend Advantage Municipal Fund 2

Shareholders Meeting to Be Held on April 20, 2015.

The Proxy Statement for this meeting is available at:

http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ¢

1.	Election of Board Members: Class III:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01. Jack B. Evans	☐	☐	☐
02. Thomas S. Schreier, Jr.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

		FOR	AGAINST	ABSTAIN
2.	To approve an Agreement and Plan of Reorganization pursuant to which Nuveen New York Dividend Advantage Municipal Fund 2 (the “Target Fund”) would (i) transfer substantially all of its assets to Nuveen New York Dividend Advantage Municipal Fund (the “Acquiring Fund”) in exchange solely for newly issued common shares and preferred shares of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Target Fund, (ii) distribute such shares of the Acquiring Fund to the common shareholders and preferred shareholders of the Target Fund (with cash being distributed in lieu of fractional common shares), and (iii) liquidate, dissolve and terminate in accordance with applicable law.	☐	☐	☐

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

[CFS Code]

The information contained in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration stated filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED [—], 2015

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATIONS OF

NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND (NAN)

NUVEEN NEW YORK PERFORMANCE PLUS MUNICIPAL FUND, INC. (NNP)

AND NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NXK)

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

This Statement of Additional Information (“SAI”) is available to common shareholders of Nuveen New York Performance Plus Municipal Fund, Inc. (“Performance Plus”) and Nuveen New York Dividend Advantage Municipal Fund 2 (“Dividend Advantage 2” and together with Performance Plus, the “Target Funds” or each individually, a “Target Fund”) in connection with the proposed reorganization of each Target Fund into Nuveen New York Dividend Advantage Municipal Fund (“Dividend Advantage” or the “Acquiring Fund”), pursuant to an Agreement and Plan of Reorganization (the “Agreement”) that provides for: (i) the Acquiring Fund’s acquisition of substantially all of the assets of each Target Fund in exchange for newly issued common shares of the Acquiring Fund, par value $0.01 per share, and newly issued Variable Rate MuniFund Term Preferred Shares with a par value of $0.01 per share and a liquidation preference of $100,000 per share (“VMTP Shares”) or newly issued Variable Rate Demand Preferred Shares with a par value of $0.01 per share and a liquidation preference of $100,000 per share (“VRDP Shares”) of the Acquiring Fund, as applicable, and the Acquiring Fund’s assumption of substantially all of the liabilities of each Target Fund; and (ii) the distribution of the newly issued Acquiring Fund common shares and Acquiring Fund preferred shares received by each Target Fund to its common and preferred shareholders, respectively, as part of the liquidation, dissolution and termination of each Target Fund in accordance with applicable law (each, a “Reorganization” and together, the “Reorganizations”).

This SAI is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus filed on Form N-14 with the Securities and Exchange Commission (“SEC”) dated [—], 2015 relating to the proposed Reorganizations of the Target Funds into the Acquiring Fund (the “Joint Proxy Statement/Prospectus”). A copy of the Joint Proxy Statement/Prospectus and other information may be obtained without charge by calling (800) 257-8787 or from the Funds’ website (http://www.nuveen.com). The information contained in, or that can be accessed through, the Funds’ website is not part of the Joint Proxy Statement/Prospectus or this SAI. You may also obtain a copy of the Joint Proxy Statement/Prospectus on the website of the SEC (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Joint Proxy Statement/Prospectus.

This SAI is dated [—], 2015.

i

INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the information contained in the Joint Proxy Statement/Prospectus concerning the investment objectives and policies of the Funds. The investment policies described below, except as set forth under “Investment Restrictions” or otherwise noted, are not fundamental policies and may be changed by a Fund’s Board of Trustees or Board of Directors, as applicable (each, a “Board” or the “Board” and each Trustee or Director, a “Board Member”) without the approval of shareholders.

The Funds have similar investment objectives and policies. For each of the Acquiring Fund and Dividend Advantage 2, the investment objectives are to provide current income exempt from regular federal, New York State and New York City income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser or sub-adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. The primary investment objective of Performance Plus is to provide, through investment in a professionally managed portfolio of investment grade quality tax-exempt New York municipal obligations, current income exempt from regular federal as well as New York State and New York City income taxes. The secondary investment objective of Performance Plus is the enhancement of portfolio value relative to the New York municipal bond market through investments in tax-exempt New York municipal obligations that, in the opinion of the Fund’s investment adviser or sub-adviser, are underrated or undervalued or that represent municipal markets that are undervalued. With the exception of the reference to “investment grade quality” in the primary investment objective of Performance Plus and the characterization of the investment objectives as “primary” and “secondary” components, the investment objectives of the Acquiring Fund and Dividend Advantage 2 are otherwise consistent with those of Performance Plus. (As described more fully below, it is a non-fundamental policy of each Fund to invest, under normal circumstances, at least 80% of its managed assets in investment-grade securities.)

It is a fundamental policy of each Fund that, under normal circumstances, the Fund will invest at least 80% of its net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) or preferred shares outstanding (“Managed Assets”), in municipal securities and other related investments, the income from which is exempt from regular federal, New York State and New York City income taxes.

As a non-fundamental policy, under normal circumstances, each Fund will invest at least 80% of its Managed Assets in investment-grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one of the nationally recognized statistical rating organizations (each, an “NRSRO” or collectively, the “NRSROs”) that rate such security or are unrated but judged to be of comparable quality by Nuveen Fund Advisors, LLC, the investment adviser to each Fund (“Nuveen Fund Advisors” or the “Adviser”) and/or Nuveen Asset Management, LLC, the sub-adviser to each Fund (“Nuveen Asset Management” or the “Sub-Adviser”). Also, as a non-fundamental policy, each Fund may invest up to 20% of its Managed Assets in municipal securities that, at the time of investment, are rated below investment grade or are unrated but judged to be of comparable quality by the Adviser and/or the Sub-Adviser. Additionally, as a non-fundamental policy, no more than 10% of each Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Adviser and/or the Sub-Adviser.

Securities of below investment grade quality (Ba/BB or below) are commonly referred to as “junk bonds.” Issuers of securities rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal securities rated Baa or BBB are considered “investment grade” securities; municipal securities rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while municipal securities rated BBB are regarded as having adequate capacity to pay principal and interest. Municipal securities rated AAA in which a Fund may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest. Municipal securities rated below investment grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal securities rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad. The market for unrated municipal securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and a Fund may have greater difficulty selling its holdings of these types of portfolio securities. A Fund will be more dependent on the Adviser’s and/or the Sub-Adviser’s research and analysis when investing in these securities.

The foregoing credit quality policies apply only at the time a security is purchased, and a Fund is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issuer or that valuation changes of various bonds cause a Fund’s portfolio to fail to satisfy those policies. In determining whether to retain or sell such a security, the Adviser and/or the Sub-Adviser may consider such factors as the Adviser’s and/or the Sub-Adviser’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. The ratings of Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch Ratings, Inc. (“Fitch”) represent their opinions as to the quality of the municipal securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. A general description of the ratings of municipal securities by S&P, Moody’s and Fitch is set forth in Appendix A hereto.

Underrated municipal securities are those whose ratings do not, in the Adviser’s and/or the Sub-Adviser’s opinion, reflect their true value. Municipal securities may be underrated because of the time that has elapsed since their rating was assigned or reviewed, or because of positive factors that may not have been fully taken into account by rating agencies, or for other similar reasons. Municipal securities that are undervalued or that represent undervalued municipal market sectors are municipal securities that, in the Adviser’s and/or the Sub-Adviser’s opinion, are worth more than the value assigned to them in the marketplace. Municipal securities of particular types or purposes (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal securities of the market sector for reasons that do not apply to the particular municipal securities that are considered undervalued. Each Fund’s investment in underrated or undervalued municipal securities will be based on the Adviser’s and/or the Sub-Adviser’s belief that the prices of such municipal securities should ultimately reflect their true value. The investment objective pertaining to enhancement of portfolio value (the secondary investment objective for Performance Plus) is not intended to suggest that capital appreciation is itself an objective of each Fund. Instead, each Fund seeks enhancement of portfolio value relative to the municipal bond market by prudent selection of municipal securities, regardless of which direction the market may move. Any capital appreciation realized by a Fund generally will result in the distribution of taxable capital gains to common shareholders and holders of preferred shares, although some appreciation may result in ordinary income to such shareholders.

Each Fund will invest primarily in municipal securities with long-term maturities in order to maintain an average effective maturity of 15-30 years, including the effects of leverage, but the average effective maturity of obligations held by a Fund may be lengthened or shortened as a result of portfolio transactions effected by the Adviser and/or the Sub-Adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return. As a result, a Fund’s portfolio at any given time may include both long-term and intermediate-term municipal securities. Moreover, during temporary defensive periods (e.g., times when, in the Adviser’s and/or the Sub-Adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep a Fund’s cash fully invested, a Fund may invest any percentage of its net assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. A Fund may not achieve its investment objectives during such periods. A Fund will generally select obligations which may not be redeemed at the option of the issuer for approximately seven to nine years. As of November 30, 2014, the effective maturities of the portfolios of the Acquiring Fund, Performance Plus and Dividend Advantage 2 were 18.60, 19.29 and 21.36 years, respectively.

No Fund has established a limit on the percentage of its portfolio that may be invested in municipal securities subject to the alternative minimum tax provisions of federal tax law, and each Fund expects that a substantial portion of the income it produces will be includable in alternative minimum taxable income.

Each Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds) that invest primarily in municipal securities of the types in which a Fund may invest directly. In addition, each Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide such credit enhancements may affect the value of those securities. Although the insurance feature may reduce certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce a Fund’s income. The insurance feature guarantees only the payment of principal and interest on the obligation when due and does not guarantee the market value of the insured obligations, which will fluctuate with the bond market and the financial success of the issuer and the insurer, and the effectiveness and value of the insurance itself is dependent on the continued creditworthiness of the insurer. No representation is made as to the insurers’ ability to meet their commitments.

Each Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. A Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

Each Fund may invest in inverse floating rate securities. With respect to the Acquiring Fund and Dividend Advantage 2, such investments may not exceed 15% of the Fund’s Managed Assets. Inverse floating rate securities represent a leveraged investment in the underlying municipal bond deposited. Inverse floating rate securities offer the opportunity for higher income than the underlying bond, but will subject the Fund to the risk of lower or even no income if short-term interest rates rise sufficiently. By investing in an inverse floating rate security rather than directly in the underlying bond, the Fund will experience a greater increase in its common share net asset value if the underlying municipal bond increases in value, but will also experience a correspondingly larger decline in its common share net asset value if the underlying bond declines in value.

Each Fund may borrow money to finance the repurchase of its shares or for temporary or emergency purposes, such as for the payment of dividends or the settlement of portfolio transactions. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by a Fund in anticipation of share repurchases or tenders will reduce such Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by a Fund’s Board would have to comply with the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder.

There is no assurance that a Fund will achieve its investment objectives.

PORTFOLIO COMPOSITION

In addition to and supplementing the Joint Proxy Statement/Prospectus, each Fund’s portfolio will be composed principally of the investments described below.

Municipal Securities

General.    Each Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular federal, New York State and New York City income taxes (“Municipal Obligations”). Municipal Obligations are generally debt obligations issued by state and local governmental entities and may be issued by U.S. territories and possessions to finance or refinance public projects such as roads, schools, and water supply systems. Municipal Obligations may also be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal Obligations may be issued on a long-term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments and mortgage payments. Municipal Obligations may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. Municipal Obligations may be issued and purchased in the form of bonds, notes, leases or certificates of participation—structured as callable or non-callable—with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which could have the economic effect of financial leverage.

The municipal securities in which each Fund will invest are generally issued by the State of New York, New York City, a municipality in New York, or a political subdivision or agency or instrumentality of such state, city or municipality, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Adviser and/or Sub-Adviser to be reliable), is exempt from regular federal, New York State and New York City income taxes, although the interest may be subject to the federal alternative minimum tax. Each Fund may invest in municipal securities issued by U.S. territories (such as Puerto Rico or Guam) that are exempt from regular federal, New York State and New York City income taxes.

Yields on municipal securities depend on many factors, including the condition of the general money market and the municipal bond market, the size of a particular offering, and the maturity and rating of a particular municipal security. Moody’s, S&P’s and Fitch’s ratings represent their opinions of the quality of a particular municipal security, but these ratings are general and are not absolute quality standards. Therefore, municipal securities with the same maturity, coupon and rating may have different yields, while municipal securities with the same maturity and coupon and different ratings may have the same yield. The market value of municipal securities will vary with changes in interest rates and the ability of their issuers to make interest and principal payments.

Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

Each Fund has no intention to file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as each Fund is solvent and does not foresee becoming insolvent.

Municipal Leases and Certificates of Participation.    Also included within the general category of Municipal Obligations described above and in the Joint Proxy Statement/Prospectus are municipal leases, certificates of participation in such lease obligations or installment purchase contract obligations (hereinafter collectively called “Municipal Lease Obligations”) of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality’s taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future lease or installment purchase payments unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In the case of a “non-appropriation” lease, a Fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition or releasing of the property might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, a Fund’s original investment. In order to reduce this risk, a Fund will only purchase Municipal Lease Obligations where the Adviser and/or the Sub-Adviser believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide a Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of a Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes.    Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities.    The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds.    Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. A Fund’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.

Inverse Floating Rate Securities.    Inverse floating rate securities (sometimes referred to as “inverse floaters” or “residual interest securities”) are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust formed by a third-party sponsor for the purpose of holding municipal bonds. The special purpose trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as “short-term floaters” or “tender option bonds”) and inverse floating rate securities. Both classes of beneficial interests are represented by certificates. The short-term floating rate securities have first priority on the cash flow from the municipal bonds held by the special purpose trust. Typically, a third party, such as a bank, broker-dealer or other financial institution, grants the floating rate security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees.

The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the institution granting the tender option will not be obligated to accept tendered short-term floaters in the event of certain defaults or a significant downgrade in the credit rating assigned to the bond issuer. For its inverse floating rate investment, a Fund receives the residual cash flow from the special purpose trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security, a Fund, as the holder of the inverse floater, assumes the interest rate cash flow risk and the market value risk associated with the municipal security deposited into the special purpose trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters in relation to the value of the inverse floaters that are issued by the special purpose trust, and can exceed three times for more “highly leveraged” trusts. All voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the special purpose trust are passed through to a Fund, as the holder of the residual inverse floating rate securities.

Because increases in the interest rate on the short-term floaters reduce the residual interest paid on inverse floaters, and because fluctuations in the value of the municipal bond deposited in the special purpose trust affect the value of the inverse floater only, and not the value of the short-term floater issued by the trust, inverse floaters’ value is generally more volatile than that of fixed rate bonds. The market price of inverse floating rate securities is generally more volatile than the underlying securities due to the leveraging effect of this ownership structure. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment (i.e., when bond values are falling), but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floaters typically offer the potential for exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity based upon, among other things, the liquidity of the underlying securities deposited in a special purpose trust. A Fund may invest in inverse floating rate securities issued by special purpose trusts whose sponsors have recourse to the Fund pursuant to a separate shortfall and forbearance agreement. Such an agreement would require a Fund to reimburse the third-party sponsor of the trust, upon termination of the trust issuing the inverse floater, for the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate securities issued by the trust. A Fund will enter into such a recourse agreement (i) when the liquidity provider with respect to the floating rate securities issued by the special purpose trust requires such a recourse agreement because the level of leverage in the special purpose trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the special purpose trust in the event that the municipal obligation held in the trust has declined in value. In an instance where a Fund has entered such a recourse agreement, such Fund may suffer a loss that exceeds the amount of its original investment in the inverse floating rate securities; such loss could be as great as that original investment amount plus the face amount of the floating rate securities issued by the trust.

Each Fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its investments in special purpose trusts. See also “Segregation of Assets” below.

Each Fund may invest in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same special purpose trust.

Investments in inverse floating rate securities have the economic effect of leverage. The use of leverage creates special risks for common shareholders. See the Joint Proxy Statement/Prospectus under “Risk Factors—Inverse Floating Rate Securities Risk.”

Floating Rate Securities.    Each Fund may also invest in floating rate securities, as described above, issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, a Fund, as the holder of the floating rate securities, relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal bond deposited in the trust and the application of the proceeds to pay off the floating rate securities. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate securities.

Special Taxing Districts.    Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of municipal securities held by the Funds are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the municipal securities, could affect or could have an adverse impact on the financial condition of the issuers. The Funds are unable to predict whether or to what extent such factors or other factors may affect the issuers of the municipal securities, the market value or marketability of the municipal securities or the ability of the respective issuers of the municipal securities acquired by a Fund to pay interest on or principal of the municipal securities. This information has not been independently verified.

Derivatives and Hedging Strategies

The Funds may periodically engage in hedging transactions, and otherwise use various types of derivative instruments, described below, to reduce risk, to effectively gain particular market exposures, to seek to enhance returns, and to reduce transaction costs, among other reasons. In addition to inverse floating rate securities and structured notes, each Fund may invest in certain other derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments whose prices, in the Adviser’s and/or the Sub-Adviser’s opinion, correlate with the prices of the Fund’s investments. The Adviser and/or the Sub-Adviser uses derivatives to shorten or lengthen the effective duration of a Fund’s portfolio securities, and therefore the interest rate risk, and to adjust other aspects of the portfolio’s risk/return profile. Each Fund may use these instruments if the Fund deems it more efficient from a transaction cost, total return or income standpoint than investing in cash securities.

“Hedging” is a term used for various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction.

A “derivative” is a financial contract whose value is based on (or “derived” from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the Barclays Capital Municipal Bond Index). Some forms of derivatives may trade on exchanges, while non-standardized derivatives, which tend to be more specialized and complex, trade in “over-the-counter” or a one-on-one basis. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to market interest rate or credit quality fluctuations, or instead to gain a desired investment exposure, by entering into various types of derivative transactions, including financial futures and index futures as well as related put and call options on such instruments, structured notes, or interest rate swaps on taxable or tax-exempt securities or indexes (which may be “forward-starting”), credit default swaps, and options on interest rate swaps, among others.

These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by the Funds may be greater than gains in the value of the securities in the Funds’ portfolios. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, the Funds may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to shareholders. These hedging strategies may generate taxable income.

The Fund will invest in these instruments only in markets believed by the Adviser and/or the Sub-Adviser to be active and sufficiently liquid.

The Adviser and/or the Sub-Adviser may use derivative instruments to seek to enhance return, to hedge some of the risk of a Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. These types of strategies may generate taxable income.

There is no assurance that these derivative strategies will be available at any time or that the Adviser and/or the Sub-Adviser will determine to use them for a Fund or, if used, that the strategies will be successful.

Swap Transactions.    The Funds may enter into total return, interest rate and credit default swap agreements and interest rate caps, floors and collars. The Funds may also enter into options on the foregoing types of swap agreements (“swap options”).

Swap agreements typically are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the change in the value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index).

The “notional amount” of a swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by a Fund, the obligations of the parties would be exchanged on a “net basis.” Consequently, a Fund’s obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. A Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to such Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating cash and/or other appropriate liquid assets.

The swap market has grown substantially in recent years with a large number of banking firms acting as both principals and agents using standardized swap documentation. As a result, the swap market has become relatively liquid. However, swap agreements may still be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Caps, floors and collars are more recent innovations for which standardized documentation has not been fully developed and, accordingly, swaps with these features are less liquid.

The Dodd-Frank Act sets forth a new regulatory framework for certain derivatives, such as swaps, in which a Fund may be authorized to invest. The Dodd-Frank Act requires many swap transactions to be executed on registered exchanges or through swap execution facilities, cleared through a regulated clearinghouse and publicly reported. In addition, many market participants are now regulated as swap dealers or major swap participants and are, or will be, subject to certain minimum capital and margin requirements and business conduct standards. The statutory requirements of the Dodd-Frank Act are being implemented primarily through rules and regulations adopted by the SEC and/or the CFTC. The CFTC is responsible for the regulation of most swaps, and has completed most of its rules implementing the Dodd-Frank Act swap regulations. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits, but has not yet completed its rulemaking. There is a prescribed phase-in period during which most of the mandated rulemaking and regulations are being implemented, and temporary exemptions from certain rules and regulations have been granted so that current trading practices will not be unduly disrupted during the transition period.

Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Currently, central clearing is required only for certain market participants trading certain instruments, although central clearing for additional instruments is expected to be implemented by the CFTC until the majority of the swaps market is ultimately subject to central clearing. In addition, uncleared over-the-counter swaps will be subject to regulatory collateral requirements that could adversely affect a Fund’s ability to enter into swaps in the over-the-counter market. These developments could cause a Fund to terminate new or existing swap agreements or to realize amounts to be received under such instruments at an inopportune time. Until the mandated rulemaking and regulations are implemented completely, it will not be possible to determine the complete impact of the Dodd-Frank Act and related regulations on the Funds, and the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to value or trade. However, it is expected that swap dealers, major market participants and swap counterparties will experience other new and/or additional regulations, requirements, compliance burdens and associated costs. The legislation and rules to be promulgated may exert a negative effect on a Fund’s ability to meet its investment objectives, either through limits or requirements imposed on such Fund or its counterparties. The swap market could be disrupted or limited as a result of the legislation, and the new requirements may increase the cost of a Fund’s investments and of doing business, which could adversely affect such Fund’s ability to buy or sell derivatives.

Interest Rate Swaps, Caps, Collars and Floors.    Interest rate swaps are bilateral contracts in which each party agrees to make periodic payments to the other party based on different referenced interest rates (e.g., a fixed rate and a floating rate) applied to a specified notional amount. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. Interest rate collars involve selling a cap and purchasing a floor or vice versa to protect a Fund against interest rate movements exceeding given minimum or maximum levels.

The use of interest rate transactions, such as interest rate swaps and caps, is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, a Fund’s use of interest rate swaps or caps could enhance or harm the overall performance of such Fund’s common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the common shares. In addition, if short-term interest rates are lower than a Fund’s fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common share net earnings. Buying interest rate caps could enhance the performance of the common shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the common shares in the event that the premium paid by a Fund to the counterparty exceeds the additional amount such Fund would have been required to pay had it not entered into the cap agreement.

Total Return Swaps.    In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. A Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely-diversified range of securities in a single trade. An index total return swap can be used by the Adviser and/or the Sub-Adviser to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

In connection with a Fund’s position in a swap contract, the Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements. See “—Segregation of Assets” below.

Credit Default Swaps.    A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. A Fund may enter into credit default swap agreements either as a buyer or a seller. A Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in an individual security or a segment of the fixed income securities market to which it has exposure, or to take a “short” position in individual bonds or market segments which it does not own. A Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments.

As the buyer of protection in a credit default swap, a Fund would pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to the Fund. Thus, the cost to the Fund would be the premium paid with respect to the agreement. If a credit event occurs, however, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Fund bears the risk that the protection seller may fail to satisfy its payment obligations.

If a Fund is a seller of protection in a credit default swap and no credit event occurs, the Fund would generally receive an up-front payment or a periodic stream of payments over the term of the swap. If a credit event occurs, however, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. Thus, the Fund bears the same risk as it would by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument discussed below under “—Risks Associated with Swap Transactions.”

Swap Options.    A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. A Fund may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, a Fund generally would incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund would become obligated according to the terms of the underlying agreement.

Risks Associated with Swap Transactions.    The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Adviser and/or the Sub-Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of a Fund would diminish compared with what it would have been if these techniques were not used. As the protection seller in a credit default swap, a Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. A Fund generally may only close out a swap, cap, floor, collar or other two-party contract with its particular counterparty, and generally may only transfer a position with the consent of that counterparty. In addition, the price at which a Fund may close out such a two party contract may not correlate with the price change in the underlying reference asset. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights. It also is possible that developments in the derivatives market, including changes in government regulation, could adversely affect a Fund’s ability to terminate existing swap or other agreements or to realize amounts to be received under such agreements.

Futures and Options on Futures Generally.    A futures contract is an agreement between two parties to buy and sell a security, index or interest rate (each a “financial instrument”) for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract (same exchange, underlying financial instrument, and delivery month). Other futures contracts, such as futures contracts on interest rates and indices, do not call for making or taking delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into an offsetting futures contract.

Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the futures broker, known as a futures commission merchant (“FCM”), an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, FCMs may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin account generally is not income producing. However, coupon-bearing securities, such as Treasury securities, held in margin accounts generally will earn income. Subsequent payments to and from the FCM, called variation margin, will be made on a daily basis as the price of the underlying financial instrument fluctuates, making the futures contract more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by a Fund as unrealized gains or losses. At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to a Fund, and the Fund realizes a gain or loss. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Futures transactions also involve brokerage costs and a Fund may have to segregate additional liquid assets in accordance with applicable SEC requirements. See “—Segregation of Assets” below.

A futures option gives the purchaser of such option the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer is assigned the opposite short position. Upon the exercise of a put option, the opposite is true.

Bond Futures and Forward Contracts.    Bond futures contracts are agreements in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific bond at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made. Forward contracts are agreements to purchase or sell a specified security or currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers and are usually for less than one year, but may be renewed. Forward contracts are generally purchased or sold in over-the-counter transactions.

Under regulations of the CFTC currently in effect, which may change from time to time, with respect to futures contracts purchased by the Funds, the Funds will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the SEC is that the Funds’ long and short positions in futures contracts must be collateralized with cash or certain liquid assets held in a segregated account or “covered” in order to counter the impact of any potential leveraging.

Parties to a futures contract must make “initial margin” deposits to secure performance of the contract. There are also requirements to make “variation margin” deposits from time to time as the value of the futures contract fluctuates.

Options on Currency Futures Contracts.    Currency futures contracts are standardized agreements between two parties to buy and sell a specific amount of a currency at a set price on a future date. While similar to currency forward contracts, currency futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date. An option on a currency futures contract gives the holder of the option the right to buy or sell a position in a currency futures contract, at a set price and on or before a specified expiration date. Trading options on international (non-U.S.) currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.

Index Futures.    A tax-exempt bond index which assigns relative values to the tax-exempt bonds included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash—rather than any security—equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.
Index Options.    Each Fund may also purchase put or call options on U.S. government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer’s futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above.

Limitations on the Use of Futures, Options on Futures and Swaps.    The Adviser has claimed, with respect to each Fund, the exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (“CEA”) provided by Commodity Futures Trading Commission (“CFTC”) Regulation 4.5 and is therefore not currently subject to registration or regulation as such under the CEA with respect to each Fund. In addition, the Sub-Adviser has claimed the exemption from registration as a commodity trading advisor provided by CFTC Regulation 4.14(a)(8) and is therefore not currently subject to registration or regulation as such under the CEA with respect to each Fund. In February 2012, the CFTC announced substantial amendments to certain exemptions, and to the conditions for reliance on those exemptions, from registration as a commodity pool operator. Under amendments to the exemption provided under CFTC Regulation 4.5, if a Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The CFTC amendments to Regulation 4.5 took effect on December 31, 2012, and each

Fund intends to comply with amended Regulation 4.5’s requirements such that the Adviser will not be required to register as a commodity pool operator with the CFTC with respect to each Fund. Each Fund reserves the right to employ futures, options on futures and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. However, the requirements for qualification as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, may limit the extent to which a Fund may employ futures, options on futures or swaps.

Segregation of Assets

As a closed-end investment company registered with the SEC, each Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various interpretive provisions of the SEC and its staff. In accordance with these laws, rules and positions, each Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of forward currency contracts that are not contractually required to cash settle, for example, a Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward currency contracts that are contractually required to cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

To the extent that a Fund uses its assets to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable positions of the SEC and its staff, such assets may not be used for other operational purposes. The Adviser and/or the Sub-Adviser will monitor the Funds’ use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of a Fund’s portfolio investments.

Each Fund may invest in inverse floating rate securities issued by special purpose trusts. With respect to such investments, each Fund will segregate or earmark assets in an amount equal to at least 100% of the face amount of the floating rate securities issued by such trusts.

Short-Term Investments

Short-Term Taxable Fixed Income Securities.    For temporary defensive purposes or to keep cash on hand fully invested, each Fund may invest up to 100% of its net assets in cash equivalents and short-term taxable fixed-income securities, although each Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of the dividends paid being subject to regular federal income tax, the federal alternative minimum tax applicable to individuals and New York State and New York City personal income taxes. Short-term taxable fixed income investments are defined to include, without limitation, the following:

(a)        U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the

Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(b)        Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Funds may not be fully insured.

(c)        Repurchase agreements, which involve purchases of debt securities. At the time a Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for a Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Funds to invest temporarily available cash. The Funds may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Funds may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Funds is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Funds are entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, a Fund could incur a loss of both principal and interest. The Adviser and/or the Sub-Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Adviser and/or the Sub-Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Funds. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Funds to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(d)        Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Funds and a corporation. There is no secondary market for such notes. However, they are redeemable by the Funds at any time. The Adviser and/or the Sub-Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because a Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Short-Term Tax-Exempt Fixed Income Securities.    Short-term tax-exempt fixed income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities are defined to include, without limitation, the following:

1.        Bond Anticipation Notes (“BANs”) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

2.        Tax Anticipation Notes (“TANs”) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

3.        Revenue Anticipation Notes (“RANs”) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

4.        Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

5.        Bank Notes are notes issued by local government bodies and agencies, such as those described above, to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital project needs. These notes may have risks similar to the risks associated with TANs and RANs.

6.        Tax-Exempt Commercial Paper (“Municipal Paper”) represents very short-term unsecured, negotiable promissory notes issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of Municipal Paper.

Certain municipal securities may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

While the various types of notes described above as a group represent the major portion of the short-term tax-exempt note market, other types of notes are available in the marketplace and the Funds may invest in such other types of notes to the extent permitted under their investment objectives, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

When-Issued and Delayed Delivery Transactions

Each Fund may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date a Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under interpretations of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value, at all times, at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of a Fund. A Fund may enter into contracts to purchase municipal securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and, at the time of delivery, the market value may be less than cost.

Structured Notes

Each Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Other Investment Companies

Each Fund may invest up to 10% of its Managed Assets in securities of other open or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly. In addition, a Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly. Each Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash or during periods when there is a shortage of attractive, high-yielding municipal securities available in the market. Each Fund may invest in investment companies that are advised by the Adviser and/or the Sub-Adviser or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. The Funds have not applied for and currently do not intend to apply for such relief. As a shareholder in an investment company, a Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Funds’ management, advisory and administrative fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent a Fund invests in other investment companies.

The Adviser and/or the Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal security investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the Joint Proxy Statement/Prospectus, the net asset value and market value of leveraged shares will be more volatile and the yield to common shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Other Investment Policies and Techniques

Illiquid Securities.    Each Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act that are deemed to be illiquid, and certain repurchase agreements.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board or its delegatee.

Portfolio Trading and Turnover Rate.    Portfolio trading may be undertaken to accomplish the investment objectives of a Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Adviser and/or the Sub-Adviser believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain bonds may cause a temporarily low price for such bonds, as compared with other bonds of like quality and characteristics. Each Fund may also engage to a limited extent in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold.

Subject to the foregoing, each Fund will attempt to achieve its investment objectives by prudent selection of municipal securities with a view to holding them for investment. While there can be no assurance, each Fund anticipates that its annual portfolio turnover rate will generally not exceed 100%. However, the rate of turnover will not be a limiting factor when a Fund deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, the annual portfolio turnover rate of a Fund may exceed 100% in particular years. A higher portfolio turnover rate would result in correspondingly greater brokerage commissions and other transactional expenses that are borne by a Fund. Although these commissions and expenses are not reflected in the Funds’ “Total Annual Expenses” in the Joint Proxy Statement/Prospectus, they will be reflected in the Funds’ total return. In addition, high portfolio turnover may result in the realization of net short-term capital gains by a Fund which, when distributed to shareholders, will be taxable as ordinary income for federal income tax purposes or may result in greater amounts of net capital gain distributions. See “Tax Matters—Federal Income Tax Matters.”

Repurchase Agreements.    As temporary investments, the Funds may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government securities or municipal securities) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during a Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. See “Tax Matters—Federal Income Tax Matters” for information relating to the allocation of taxable income between common shares and preferred shares. A Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Adviser and/or the Sub-Adviser, present minimal credit risk. The risk to a Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but a Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited. The Adviser and/or the Sub-Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Adviser and/or the Sub-Adviser will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Zero Coupon Bonds.    A zero coupon bond is a bond that typically does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, the holder receives the par value of the zero coupon bond, which generates a return equal to the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. This original issue discount (“OID”) approximates the total amount of interest the security will accrue and compound prior to its maturity and reflects the payment deferral and credit risk associated with the instrument. Because zero coupon securities and other OID instruments do not pay cash interest at regular intervals, the instruments’ ongoing accruals require ongoing judgments concerning the collectability of deferred payments and the value of any associated collateral. As a result, these securities may be subject to greater value fluctuations and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash on a current basis. Because zero coupon bonds, and OID instruments generally, allow an issuer to avoid or delay the need to generate cash to meet current interest payments, they may involve greater payment deferral and credit risk than coupon loans and bonds that pay interest currently or in cash. A Fund generally will be required to distribute dividends to shareholders representing the income of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, a Fund may have to sell other investments, including when it may not be advisable to do so, and use the cash proceeds to make income distributions to its shareholders. For accounting purposes, these cash distributions to shareholders will not be treated as a return of capital.

Further, the Adviser collects management fees on the value of a zero coupon bond or OID instrument attributable to the ongoing non-cash accrual of interest over the life of the bond or other instrument. As a result, the Adviser receives non-refundable cash payments based on such non-cash accruals while investors incur the risk that such non-cash accruals ultimately may not be realized.

INVESTMENT RESTRICTIONS

In addition to each Fund’s investment objectives, the following investment restrictions are fundamental policies for the Funds and may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares of such Fund, voting together as a single class, and of the holders of a majority of the outstanding preferred shares, voting separately as a single class. For this purpose, “a majority of the outstanding shares” means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities, whichever is less.

Each Fund may not, as applicable:1

Acquiring Fund	Performance Plus	Dividend Advantage 2

1) Issue senior securities, as defined in the Investment Company Act of 1940, other than MuniPreferred Shares, except to the extent permitted under the Investment Company Act of 1940 and except as otherwise described in the Prospectus.[2]

	Issue senior securities, as defined in the 1940 Act, other than preferred stock, except to the extent such issuance might be involved with respect to borrowings described under subparagraph (2) below or with respect to transactions involving futures contracts or the writing of options within the limits described in “Certain Trading Strategies of the Fund—Financial Futures and Options Transactions.”[2]	Issue senior securities, as defined in the Investment Company Act of 1940, other than MuniPreferred Shares, except to the extent permitted under the Investment Company Act of 1940 and except as otherwise described in the Prospectus.[2]

2) Borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund’s total assets (including the amount borrowed) less the Fund’s liabilities (other than borrowings).[3]

	Borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund’s total assets including the amount borrowed. While any such borrowings exceed 5% of the Fund’s total assets, no additional purchases of investment securities will be made.[3]	Borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund’s total assets (including the amount borrowed) less the Fund’s liabilities (other than borrowings).[3]

Acquiring Fund	Performance Plus	Dividend Advantage 2

3) Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

	Underwrite any issue of securities, except to the extent that the purchase of Municipal Obligations in accordance with its investment objectives, policies and limitations may be deemed to be an underwriting.	Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

4) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not apply to municipal bonds other than those municipal bonds backed only by the assets and revenues of non-governmental users.

	Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not be applicable to Municipal Obligations other than those Municipal Obligations backed only by the assets and revenues of non-governmental users, nor shall it apply to Municipal Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.	Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not apply to municipal bonds other than those municipal bonds backed only by the assets and revenues of non-governmental users.

5) Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal bonds secured by real estate or interests therein or foreclosing upon and selling such security.	Purchase or sell real estate, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein.	Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal bonds secured by real estate or interests therein or foreclosing upon and selling such security.

6) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities).

	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities).	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities).

7) Make loans, except as permitted by the Investment Company Act of 1940, as amended, and exemptive orders granted under the Investment Company Act of 1940, as amended.[4]	Make loans, except as permitted by the Investment Company Act of 1940, as amended, and exemptive orders granted under the Investment Company Act of 1940, as amended.[4]	Make loans, except as permitted by the Investment Company Act of 1940, as amended, and exemptive orders granted under the Investment Company Act of 1940, as amended.[4]

Acquiring Fund	Performance Plus	Dividend Advantage 2

8) Invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to bonds issued by the United States Government, its agencies and instrumentalities or to the investment of 25% of its total assets.

	Invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to securities of the United States Government, its agencies and instrumentalities or to the investment of 25% of its total assets.	Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided that, with respect to 50% of the Fund’s assets, the Fund may invest up to 25% of its assets in the securities of any one issuer.

9) —	Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (2) below, it may pledge securities having a market value at the time of pledge not exceeding 20% of the value of the Fund’s total assets.	—

10) —	Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days.	—

11) —	Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund’s knowledge, those directors of the Fund, or those officers and directors of the Adviser, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.	—

1	The table presents the fundamental investment restrictions of each Fund as they appear in the respective Fund’s initial registration statement or, where applicable, as adopted or amended with shareholder approval. Accordingly, the use of certain defined terms in the table does not necessarily correspond with defined terms used elsewhere in this SAI. Additionally, Performance Plus has revised certain fundamental policies relating to the purchase of financial futures and options, which has the effect of permitting the Fund to engage in derivative transactions for non-hedging purposes. As a result, the section referred to in restriction (1) has been superseded. See “Portfolio Investments—Derivatives” in the Joint Proxy Statement/Prospectus and “Portfolio Composition—Derivatives and Hedging Strategies” in this SAI.
2

Section 18(c) of the 1940 Act generally limits a registered closed-end investment company to issuing one class of senior securities representing indebtedness and one class of senior securities representing stocks, except that the class of indebtedness or stocks may be issued in one or more series, and promissory notes or other evidences of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, are not deemed a separate class of senior securities.
3

Section 18(a) of the 1940 Act generally prohibits a registered closed-end fund from incurring borrowings if, immediately thereafter, the aggregate amount of its borrowings exceeds 33 1/3% of its total assets.

4	Section 21 of the 1940 Act makes it unlawful for a registration investment company to lend money or other property if (i) the investment company’s policies set firm in its registration statement do not permit such a loan or (ii) the borrower controls or is under common control with the investment company.

For the purpose of applying the limitation set forth in subparagraph (8) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal security is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund’s assets that may be invested in municipal securities insured by any given insurer.

Each Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of each Fund’s total assets, a Fund may not (i) purchase the securities of any one issuer (other than cash, securities of other investment companies and securities issued by the U.S. Government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in securities of such issuer or (ii) purchase more than 10% of the outstanding voting securities of such issuer.

Subject to certain exemptions under the 1940 Act, each Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, each Fund will bear its ratable share of that investment company’s expenses and will remain subject to payment of each Fund’s management, advisory and administrative fees with respect to assets so invested. Holders of common shares of each Fund would therefore be subject to duplicative expenses to the extent a Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and therefore will be subject to the same leverage risks described herein.

In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board. Each Fund may not:

(1)        Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2)        Invest more than 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly.

(3)        Enter into futures contracts or related options or forward contracts, if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

(4)        Purchase securities when borrowings exceed 5% of its total assets if and so long as preferred shares are outstanding.

(5)        Purchase securities of companies for the purpose of exercising control, except that the Fund may invest up to 5% of its net assets in tax-exempt or taxable fixed-income securities or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided the Sub-Adviser determines that such investment should enable the Fund to better maximize the value of its existing investment in such issuer.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

Each Fund may be subject to certain restrictions imposed by either guidelines of one or more NRSROs that may issue ratings for preferred shares, or, if issued, commercial paper or notes, or, if a Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on a Fund by the 1940 Act. If these restrictions were to apply, it is not anticipated that these covenants or guidelines would impede the Adviser from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies. A copy of the current Rating Agency Guidelines will be provided to any holder of preferred shares promptly upon request therefor made by such holder to the Fund by writing the Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

Portfolio Turnover

Each Fund may buy and sell municipal securities to accomplish its investment objective(s) in relation to actual and anticipated changes in interest rates. Each Fund also may sell one municipal bond and buy another of comparable quality at about the same time to take advantage of what the Adviser believes to be a temporary price disparity between the two bonds that may result from imbalanced supply and demand. Each Fund also may engage to a limited extent in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. Each Fund will attempt to achieve its investment objectives by prudent selection of municipal securities with a view to holding them for investment. While there can be no assurance, each Fund anticipates that its annual portfolio turnover rate will generally not exceed 100%.

For the fiscal years ended September 30, 2014 and September 30, 2013, the portfolio turnover rates of the Funds were as follows:

Fund	2014	2013
Acquiring Fund	20%	14%
Performance Plus	19%	16%
Dividend Advantage 2	23%	17%

There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by each Fund. In addition, high portfolio turnover may result in the realization of net short-term capital gains by a Fund which, when distributed to shareholders, will be taxable as ordinary income for federal income tax purposes.

MANAGEMENT OF THE FUNDS

Board Members and Officers

The management of the Funds, including general supervision of the duties performed for each Fund under its investment management agreement with Nuveen Fund Advisors (each, an “Investment Management Agreement”), is the responsibility of the Funds’ Board. (The same Board and officers oversee each Fund.) The number of Board Members is eleven (11), two of whom are an “interested persons” (as the term “interested person” is defined in the 1940 Act) and nine of whom are not interested persons (referred to herein as “Independent Board Members”). None of the independent Board Members has ever been a trustee, director or employee of, or consultant to, Nuveen Investments, Inc. (“Nuveen Investments”), Nuveen Fund Advisors, Nuveen Asset Management or their affiliates.

With respect to the Acquiring Fund and Dividend Advantage 2, the Board is divided into three classes, Class I, Class II and Class III, with the Class II Board Members serving until the 2017 annual meeting, the Class III Board Members serving until the 2015 annual meeting and the Class I Board Members serving until the 2016 annual meeting, in each case until their respective successors are elected and qualified. Currently, Judith M. Stockdale, Carole E. Stone and Virginia L. Stringer are slated in Class I, William Adams IV, David J. Kundert, John K. Nelson and Terence J. Toth are slated in Class II, and Jack B. Evans and Thomas S. Schreier, Jr. are slated in Class III. In addition, two Board Members are to be elected by holders of preferred shares annually. Currently, William C. Hunter and William J. Schneider serve as Board Members on annual terms and are elected by holders of preferred shares on an annual basis.

With respect to Performance Plus, Board Members serve annual terms until the next annual meeting or until their successors have been duly elected and qualified. Board Members Adams, Evans, Kundert, Nelson, Schreier, Stockdale, Stone, Stringer and Toth currently serve as the Board Members elected by holders of common shares and preferred shares, voting together as a single class, and Board Members Hunter and Schneider serve as Board Members on annual terms and are elected by holders of preferred shares on an annual basis.

The officers of the Funds serve annual terms and are elected on an annual basis.

The names, business addresses and birthdates of the Board Members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. As of January 1, 2015, the independent Board Members of the Funds are directors or trustees, as the case may be, of 107 Nuveen-sponsored open-end funds (the “Nuveen Mutual Funds”) and 88 Nuveen-sponsored closed-end funds (together with the Nuveen Mutual Funds, the “Nuveen Funds”). The interested Board Members of the Funds are directors or trustees, as the case may be, of 32 Nuveen Mutual Funds and 88 Nuveen-sponsored closed-end funds.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Nominees/Board Members who are not interested persons of the Funds

William J. Schneider(2) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1944	Chairman of the Board Board Member	Term: Annual Length of Service: Since 1996, Chairman of the Board Since July 1, 2013	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; Board Member of MedAmerica Health System, of Tech Town, Inc., a not-for-profit community development company, and of WDPR Public Radio Station; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Director, Dayton Development Coalition; formerly, Board Member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	195	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Jack B. Evans c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1948	Board Member	Term: Annual or Class III Board Member until 2015 Annual Shareholder Meeting Length of Service: Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director, Source Media Group; Life Trustee of Coe College and Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; formerly, Member and President Pro Tem of the Board of Regents for the State of Iowa University System.	195	Director and Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy.

William C. Hunter c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1948	Board Member	Term: Annual Length of Service: Since 2004	Dean Emeritus (since June 30, 2012), formerly, Dean (2006-2012), Tippie College of Business, University of Iowa; Director (since 2005) and President (since July 2012), Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	195	Director (since 2004) of Xerox Corporation.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
David J. Kundert c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1942	Board Member	Term: Annual or Class II Board Member until 2017 Annual Shareholder Meeting Length of Service: Since 2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; Member of the Wisconsin Bar Association; Member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; Member of the Board of Directors (Milwaukee), College Possible.	195	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
John K. Nelson c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1962	Board Member	Term: Annual or Class II Board Member until 2017 Annual Shareholder Meeting Length of Service: Since 2013	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets–the Americas (2006-2007), CEO of Wholesale Banking–North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City; formerly, Chair of the Board of Trustees of Marian University (2011-2014).	195	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Judith M. Stockdale c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1947	Board Member	Term: Annual or Class I Board Member until 2016 Annual Shareholder Meeting Length of Service: Since 1997	Board Member of the U.S. Endowment for Forestry and Communities (since 2013); Board Member of the Land Trust Alliance (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	195	None

Carole E. Stone c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1947	Board Member	Term: Annual or Class I Board Member until 2016 Annual Shareholder Meeting Length of Service: Since 2007	Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	195	Director, CBOE Holdings, Inc. (since 2010).

Virginia L. Stringer c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1944	Board Member	Term: Annual or Class I Board Member until 2016 Annual Shareholder Meeting Length of Service: Since 2011	Board Member, Mutual Fund Directors Forum; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; Governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company.	195	Previously, Independent Director (1987-2010) and Chair (1997-2010), First American Fund Complex.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Terence J. Toth(3) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1959	Board Member	Term: Annual or Class II Board Member until 2017 Annual Shareholder Meeting Length of Service: Since 2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012) and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	195	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Nominees/Board Members who are “interested persons” of the Funds

William Adams IV(4) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1955	Board Member	Term: Annual or Class II Board Member until 2017 Annual Shareholder Meeting Length of Service: Since 2013	Senior Executive Vice President, Global Structured Products of Nuveen Investments, Inc. (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	195	None

Thomas S. Schreier, Jr.(4) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1962	Board Member	Term: Annual or Class III Board Member until 2015 Annual Shareholder Meeting Length of Service: Since 2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of the Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	195	None

(1)	Length of Time Served indicates the year in which the individual became a Board Member of a fund in the Nuveen Fund complex.

(2)	Mr. Schneider is one of several owners and managing members in two limited liability companies and a general partner and one member of the governing body of a general partnership, each engaged in real estate ownership activities. In connection with their ordinary course of investment activities, court appointed receivers have been named for certain individual properties owned by such entities. The individual properties for which a receiver has been appointed represent an immaterial portion of the portfolio assets owned by these entities.
(3)	Mr. Toth serves as a director on the Board of Directors of the Mather Foundation (the “Foundation”) and is a member of its investment committee. The Foundation is the parent of the Mather LifeWays organization, a non-profit charitable organization. Prior to Mr. Toth joining the Board of the Foundation, the Foundation selected Gresham Investment Management (“Gresham”), an affiliate of Nuveen Fund Advisors, to manage a portion of the Foundation’s investment portfolio, and pursuant to this selection, the Foundation has invested that portion of its investment portfolio in a private commodity pool managed by Gresham.
(4)	Each of Messrs. Adams and Schreier is an “interested person” as defined in the 1940 Act by reason of his respective position(s) with Nuveen Investments, Inc. and/or certain of its subsidiaries.

The following table sets forth information with respect to each officer of the Funds. Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 1956	Chief Administrative Officer	Term: Annual Length of Service: Since 1988	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC and Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	196

Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 1962	Vice President	Term: Annual Length of Service: Since 2007	Managing Director (since 2004) of Nuveen Securities LLC; Managing Director (since 2014) of Nuveen Fund Advisors, LLC.	89

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 1964	Vice President	Term: Annual Length of Service: Since 2009	Executive Vice President (since 2008) of Nuveen Investments, Inc., Nuveen Fund Advisors, LLC (since 2011) and Nuveen Securities, LLC (since 2013); Managing Director–Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Chartered Financial Analyst.	196

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 1945	Vice President	Term: Annual Length of Service: Since 1998	Managing Director of Nuveen Investments Holdings, Inc.	196

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 1954	Vice President and Controller	Term: Annual Length of Service: Since 1993	Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	196

Scott S. Grace 333 West Wacker Drive Chicago, IL 60606 1970	Vice President and Treasurer	Term: Annual Length of Service: Since 2009	Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers Inc., Nuveen Investments Holdings, Inc., Nuveen Securities, LLC and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009) of Janus Capital Group, Inc.; Chartered Accountant Designation.	196

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 1970	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC.	196

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	Term: Annual Length of Service: Since 2002	Senior Vice President of Nuveen Investments Holdings, Inc.	196

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 1966	Vice President and Secretary	Term: Annual Length of Service: Since 2007	Managing Director and Assistant Secretary (since 2008) of Nuveen Securities, LLC and Nuveen Investments, Inc.; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008) and Assistant Secretary of Nuveen Investments Holdings, Inc. and Nuveen Investments Advisers Inc.; Vice President (since 2007) and Assistant Secretary of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and (since 2010) Winslow Capital Management, LLC; Vice President (since 2010) and Assistant Secretary of Nuveen Commodities Asset Management, LLC.	196

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, MN 55402 1953	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2011	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	196

Joel T. Slager 333 West Wacker Drive Chicago, IL 60606 1978	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	196

(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.
(2)	Information as of January 1, 2015.

BOARD LEADERSHIP STRUCTURE AND RISK OVERSIGHT

The Board of each Fund oversees the operations and management of the Fund, including the duties performed for the Funds by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the complex. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Board Members across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an Independent Board Member. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Board Members have elected William J. Schneider as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Board Members are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of a Fund’s operations. The Board has established six standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Closed-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

Executive Committee.    The Executive Committee, which meets between regular meetings of the Board as necessary, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are William J. Schneider, Chair, William Adams IV and Judith M. Stockdale. During the fiscal year ended September 30, 2014, the Executive Committee met 1 time, with respect to Dividend Advantage and Dividend Advantage 2, and did not meet at all, with respect to Performance Plus.

Dividend Committee.    The Dividend Committee is authorized to declare distributions on each Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. As of January 1, 2015, the members of the Dividend Committee are William C. Hunter, Chair, Jack B. Evans, Judith M. Stockdale and Terence J. Toth. During the fiscal year ended September 30, 2014, the Dividend Committee met 6 times.

Closed-End Funds Committee.    The Closed-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen Funds that are registered as closed-end management investment companies (“Closed-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The committee operates under a written charter adopted and approved by the Board. As of January 1, 2015, the members of the Closed-End Funds Committee are Carole E. Stone, Chair, William Adams IV, Jack B. Evans, William C. Hunter, John K. Nelson and William J. Schneider. During the fiscal year ended September 30, 2014, the Closed-End Funds Committee met 4 times.

Audit Committee.    The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the 1934 Act, that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the NYSE or NYSE MKT, as applicable. The Audit Committee assists the Board in: the oversight and monitoring of the accounting and reporting policies, processes and practices of the Funds, and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention, and considers the risks to the Funds in assessing the possible resolutions of these matters. The Audit Committee may also consider any financial risk exposures for the Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Funds and the internal audit group at Nuveen. The Audit Committee also may review, in a general manner, the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The Audit Committee operates under a written Audit Committee Charter (the “Charter”) adopted and approved by the Board, which Charter conforms to the listing standards of the NYSE or NYSE MKT, as applicable. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Board Members, would interfere with their exercise of independent judgment as an Audit Committee member. As of January 1, 2015, the members of the Audit Committee are Jack B. Evans, Chair, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth, each of whom is an Independent Board Member of the Funds. A copy of the Charter is attached as Appendix E to the Joint Proxy Statement/Prospectus. During the fiscal year ended September 30, 2014, the Audit Committee met 4 times.

Compliance, Risk Management and Regulatory Oversight Committee.    The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee: reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to: particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. As of January 1, 2015, the members of the Compliance Committee are Virginia L. Stringer, Chair, William C. Hunter, John K. Nelson and Judith M. Stockdale. During the fiscal year ended September 30, 2014, the Compliance Committee met 6 times.

Nominating and Governance Committee.    The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that, as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Funds’ business.

In addition, the Nominating and Governance Committee, among other things: makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with Board Members; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation, including the compensation of the Independent Chairman of the Board. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate, independence from the Adviser, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Board Member at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board Members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx, and is composed entirely of Independent Board Members, who are also “independent” as defined by NYSE or NYSE MKT listing standards, as applicable. Accordingly, the members of the Nominating and Governance Committee are William J. Schneider, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, John K. Nelson, Judith M. Stockdale, Carole E. Stone, Virginia L. Stringer and Terence J. Toth. During the fiscal year ended September 30, 2014, the Nominating and Governance Committee met 7 times.

During the last fiscal year, each Board Member attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx.

Board Diversification and Board Member Qualifications

In determining that a particular Board Member was qualified to serve on the Board, the Board considers each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each Board Member should serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

William Adams IV

Mr. Adams, an interested Board Member of the Funds, has been Senior Executive Vice President, Global Structured Products of Nuveen Investments since November 2010. Mr. Adams has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Prior to that, he was Executive Vice President, U.S. Structured Products from December 1999 until November 2010 and served as Managing Director of Structured Investments from September 1997 to December 1999 and Vice President and Manager, Corporate Marketing from August 1994 to September 1997. Mr. Adams earned his Bachelor of Arts degree from Yale University and his Masters of Business Administration (MBA) from the University of Chicago’s Graduate School of Business. He is an Associate Fellow of Yale’s Timothy Dwight College and is currently on the Board of the Chicago Symphony Orchestra and of Gilda’s Club Chicago. Mr. Adams joined the Board in 2013.

Jack B. Evans

President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago, a Director of Alliant Energy and a Member and President Pro Tem of the Board of Regents for the State of Iowa University System. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Source Media Group and is a Life Trustee of Coe College. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa. Mr. Evans joined the Board in 1999.

William C. Hunter

Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa on June 30, 2012. He was appointed Dean of the College on July 1, 2006. He was previously Dean and Distinguished Professor of Finance at the University of Connecticut School of Business from 2003 to 2006. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He is Director and President of Beta Gamma Sigma, Inc., The International Business Honor Society. Mr. Hunter joined the Board in 2003.

David J. Kundert

Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, and as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Mr. Kundert recently retired as a Director of the Northwestern Mutual Wealth Management Company (2006-2013). He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and he is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He is a Regent Emeritus and a Member of the Investment Committee of Luther College. He is also a Member of the Board of Directors (Milwaukee), College Possible. He received his Bachelor of Arts degree from Luther College and his Juris Doctor from Valparaiso University. Mr. Kundert joined the Board in 2005.

John K. Nelson

Mr. Nelson is currently a senior external advisor to the financial services practice of Deloitte Consulting LLP. He currently serves on the Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008. From 2007 to 2008, Mr. Nelson was Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States, and during his tenure with ABN AMRO, served as the bank’s representative on various committees of the Bank of Canada, European Central Bank, and the Bank of England. At Fordham University, he currently serves as a director of The Curran Center for Catholic American Studies, and The President’s Council. He is also a member of The Economic Club of Chicago and The Hyde Park Angels, and was formerly a Trustee at St. Edmund Preparatory School in New York City and is former chair of the Board of Trustees of Marian University. Mr. Nelson graduated and received his MBA from Fordham University. Mr. Nelson joined the Board in 2013.

William J. Schneider

Mr. Schneider, the Board’s Independent Chairman, is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners, a real estate investment company. He is an owner in several other Miller-Valentine entities. He is currently a member of the boards of Tech Town, Inc., a non-profit community development corporation, of WDPR Public Radio Station and of Med-America Health System. He was formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory

Council of the Cleveland Federal Reserve Bank. Mr. Schneider was also a member of the Business Advisory Council for the University of Dayton College of Business. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider was an independent trustee of the Flagship Funds, a group of municipal open-end funds. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton. Mr. Schneider joined the Board in 1996.

Thomas S. Schreier, Jr.

Mr. Schreier, an interested Board Member of the Funds, has been Vice Chairman, Wealth Management of Nuveen Investments since January 2011. Mr. Schreier has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Until Nuveen Investments’ acquisition of FAF Advisors on January 1, 2011, Mr. Schreier was Chief Executive Officer of FAF Advisors from November 2000, Chief Investment Officer of FAF Advisors from September 2007 and President of First American Funds from February 2001 to December 2010. From 1998 to November 2000, Mr. Schreier served as Senior Managing Director and Head of Equity Research for U.S. Bancorp Piper Jaffray, Inc. He received a Bachelor’s degree from the University of Notre Dame and an MBA from Harvard University. Mr. Schreier is a member of the Board of Governors of the Investment Company Institute and is on its Chairman’s Council. He has also served as director, chairman of the finance committee, and member of the audit committee for Pinnacle Airlines Corp. Mr. Schreier is former chairman of the Saint Thomas Academy Board of Trustees, a founding investor of Granite Global Ventures, and a member of the Applied Investment Management Advisory Board for the University of Notre Dame. Mr. Schreier joined the Board in 2013.

Judith M. Stockdale

Ms. Stockdale retired at the end of 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. She is currently a board member of the U.S. Endowment for Forestry and Communities (since 2013) and rejoined the board of the Land Trust Alliance in June 2013. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University. Ms. Stockdale joined the Board in 1997.

Carole E. Stone

Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the boards of directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts in Business Administration from Skidmore College. Ms. Stone joined the Board in 2006.

Virginia L. Stringer

Ms. Stringer served as the independent chair of the Board of the First American Fund Complex from 1997 to 2010, having joined such Board in 1987. Ms. Stringer serves on the Board of the Mutual Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate Directors. Ms. Stringer is the past board chair of the Oak Leaf Trust, director emeritus and former Chair of the Saint Paul Riverfront Corporation and also served as President of the Minneapolis Club’s Governing Board. She is a director and former board chair of the Minnesota Opera and a Life Trustee and former board member of the Voyageur Outward Bound School. She also served as a trustee of Outward Bound USA. She was appointed by the Governor of Minnesota to the Board on Judicial Standards and also served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business School as an International Business Fellow. Ms. Stringer recently served as board chair of the Human Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy and leadership. She has twenty-five years of corporate experience, having held executive positions in general management, marketing and human resources with IBM and the Pillsbury Company. Ms. Stringer joined the Board in 2011.

Terence J. Toth

Mr. Toth is a Managing Partner of Promus Capital (since 2008). From 2008 to 2013, he served as a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of Chicago Fellowship, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012), and is Chairman of the Board of Catalyst Schools of Chicago. He is on the Mather Foundation Board (since 2012) and is a member of its investment committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University. Mr. Toth joined the Board in 2008.

Independent Chairman

William J. Schneider currently serves as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (a) presiding at all meetings of the Board and of the shareholders; (b) seeing that all orders and resolutions of the Board Members are carried into effect; and (c) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Board Member Terms

Pursuant to the organizational documents of each of the Acquiring Fund and Dividend Advantage 2, the Board is divided into three classes, Class I, Class II and Class III, to be elected by the holders of the outstanding common shares and any outstanding preferred shares, voting together as a single class, to serve until the third succeeding annual meeting subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board. Under normal circumstances, holders of preferred shares (including holders of VRDP Shares and VMTP Shares), voting separately as a single class, are entitled to elect two (2) Board Members. The Board Members elected by holders of preferred shares will be elected to serve until the next annual meeting or until their successors have been duly elected and qualified. Holders of preferred shares will be entitled to elect a majority of the Fund’s Board Members under certain circumstances. See the Joint Proxy Statement/Prospectus under “Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws.”

Pursuant to the organizational documents of Performance Plus, Board Members are to be elected to serve until the next annual meeting or until their successors have been duly elected and qualified. Under normal circumstances, holders of preferred shares (including holders of VRDP Shares and VMTP Shares), voting separately as a single class, are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of common shares and preferred shares, voting together as a single class. Holders of preferred shares will be entitled to elect a majority of the Fund’s Board Members under certain circumstances.

Share Ownership

The following table sets forth for each Board Member the dollar range of equity securities beneficially owned in each Fund and in all Nuveen funds overseen by the Board Member as of December 31, 2014:

Dollar Range of Equity Securities

Name of Board Member	Acquiring Fund	Performance Plus	Dividend Advantage 2	Family of Investment Companies(1)
William Adams IV	None	None	None	over $	100,000
Jack B. Evans	None	None	None	over $	100,000
William C. Hunter	None	None	None	over $	100,000
David J. Kundert	None	None	None	over $	100,000
John K. Nelson	None	None	None	over $	100,000
William J. Schneider	None	None	None	over $	100,000
Thomas S. Schreier, Jr.	None	None	None	over $	100,000
Judith M. Stockdale	None	None	None	over $	100,000
Carole E. Stone	None	None	None	over $	100,000
Virginia L. Stringer	None	None	None	over $	100,000
Terence J. Toth	None	None	None	over $	100,000

(1)	The amounts reflect the aggregate dollar range of equity securities beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by the Board Member.

No Board Member who is not an interested person of the Funds or his immediate family member owns beneficially or of record, any security of Nuveen Fund Advisors, Nuveen Asset Management, Nuveen Investments or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Nuveen Fund Advisors, Nuveen Asset Management or Nuveen Investments.

As of December 31, 2014, the Board Members and officers of each Fund as a group beneficially owned less than 1% of the total outstanding common shares and less than 1% of the total outstanding preferred shares of such Fund.

Information regarding shareholders or groups of shareholders who beneficially own more than 5% of a class of shares of a Fund is provided below. Information in the table below regarding the number and percentage of shares owned is based on a review of Schedule 13D and 13G filings and amendments made on or before February 20, 2015. The estimated pro forma information presented is calculated assuming that outstanding common and preferred shares were as of February 20, 2015.

				Estimated Pro Forma
Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned	Corresponding Class of Combined Fund	All Preferred Shares of Combined Fund
Acquiring Fund— Common Shares	First Trust Portfolios L.P.(a) First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	803,577	8.67%	4.01%	N/A
	Tortoise Investment Management, LLC 239 Central Avenue, 2nd Floor White Plains, NY 10606	470,295	5.08%	4.06%	N/A

Acquiring Fund— VMTP Shares	Bank of America Corporation,(b) Bank of America Corporate Center, 100 North Tryon Street, Charlotte, North Carolina 28255 Banc of America Preferred Funding Corporation,(b) 214 North Tryon Street, Charlotte, North Carolina 28255	560	100.00%	100.00%	51.37%

Dividend Advantage 2— Common Shares	First Trust Portfolios L.P.(a) First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	454,023	6.99%	4.01%	N/A

	Tortoise Investment Management, LLC 239 Central Avenue, 2nd Floor White Plains, NY 10606	807,057	12.45%	4.06%	N/A

				Estimated Pro Forma
Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned	Corresponding Class of Combined Fund	All Preferred Shares of Combined Fund
Dividend Advantage 2— VMTP Shares	Bank of America Corporation,(b) Bank of America Corporate Center, 100 North Tryon Street, Charlotte, North Carolina 28255 Banc of America Preferred Funding Corporation,(b) 214 North Tryon Street, Charlotte, North Carolina 28255	380	100.00%	100.00%	51.37%

(a)	First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation filed their Schedule 13G jointly and each owns an equal amount of the number of shares listed above.
(b)	Bank of America Corporation and Banc of America Preferred Funding Corporation filed their Schedule 13D jointly and did not differentiate holdings as to each entity.

VRDP Shares are designed to be eligible for purchase by money market funds. Based on information provided by the remarketing agent for the VRDP Shares, money market funds within certain fund complexes may hold, in the aggregate, greater than 5% of the outstanding VRDP Shares of Performance Plus, and individual money market funds within such complexes may beneficially own an indeterminable amount of VRDP Shares exceeding 5% of the outstanding VRDP Shares of Performance Plus. Information with respect to aggregate holdings of Performance Plus VRDP Shares associated with fund complexes identified by the remarketing agent (number of VRDP Shares and percentage of total outstanding) is as follows: ([    ] shares ([    ]%)), [            ] ([    ] shares ([    ]%)), [            ] ([    ] shares ([    ]%)), [        ] ([    ] shares ([    ]%)). Based on the preferred shares outstanding as of February 20, 2015, each holder of Performance Plus VRDP Shares listed in the foregoing sentence would own less than 0.01% of the estimated pro forma preferred shares of the combined fund.

Compensation

Effective January 1, 2015, Independent Board Members receive a $160,000 annual retainer plus: (a) a fee of $5,250 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled meetings of the Board where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings

(excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held; and (g) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $75,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance Committee and the Closed-End Funds Committee receive $12,500 each and the chairperson of the Nominating and Governance Committee receives $5,000 as additional retainers. Independent Board Members also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committees; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund.

The Funds do not have retirement or pension plans. Certain Nuveen funds (the “Participating Funds”) participate in a deferred compensation plan (the “Deferred Compensation Plan”) that permits an Independent Board Member to elect to defer receipt of all or a portion of his or her compensation as an Independent Board Member. The deferred compensation of a participating Independent Board Member is credited to a book reserve account of the Participating Fund when the compensation would otherwise have been paid to such Independent Board Member. The value of the Independent Board Member’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from an Independent Board Member’s deferral account, the Independent Board Member may elect to receive distributions in a lump sum or over a period of five years. The Participating Fund will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Funds have no employees. The officers of the Funds and each Board Member of the Funds who is not an Independent Board Member serve without any compensation from the Funds.

The table below shows, for each Independent Board Member, the aggregate compensation paid by each Fund to the Board Member for its last fiscal year:

	Aggregate Compensation from the Funds(1)
Fund	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
Dividend Advantage	$1,697	$1,654	$1,682	$385	$1,793	$1,686	$1,696	$1,646	$1,715
Performance Plus	853	781	933	641	1,040	831	877	768	785
Dividend Advantage 2	1,167	1,138	1,157	265	1,234	1,160	1,166	1,132	1,180
Total Compensation from Nuveen Funds Paid to Board Members(2)	$297,182	$270,000	$317,741	$221,167	$355,612	$288,690	$300,662	$268,000	$275,862

(1)	Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Funds (including the return from the assumed investment in the Participating Funds) payable are:

Fund	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson(3)	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
Dividend Advantage	$—	$—	$—	$—	$—	$—	$—	$—	$—
Performance Plus	126	—	933	—	1,040	124	452	—	234
Dividend Advantage 2	—	—	—	—	—	—	—	—	—

(2)	Based on the total compensation paid, including deferred fees (including the return from the assumed investment in the eligible Nuveen funds), to the Board Members for the fiscal year ended September 30, 2014 for services to the Nuveen open-end and closed-end funds advised by the Adviser.

INVESTMENT ADVISER AND SUB-ADVISER

Investment Adviser

Nuveen Fund Advisors, LLC, is the investment adviser to each Fund and is responsible for overseeing each Fund’s overall investment strategy, including the use of leverage, and its implementation. Nuveen Fund Advisors also is responsible for the ongoing monitoring of any sub-adviser to the Funds, managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Funds. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, IL 60606.

Nuveen Fund Advisors, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments, Inc. Founded in 1898, Nuveen Investments and its affiliates had approximately $230.8 billion in assets under management as of December 31, 2014. On October 1, 2014, TIAA-CREF completed its previously announced acquisition of Nuveen Investments. TIAA-CREF is a national financial services organization with approximately $840 billion in assets under management as of October 1, 2014, and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen expects to operate as a separate subsidiary within TIAA-CREF’s asset management business. The transaction has not resulted in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

The total dollar amounts paid to Nuveen Fund Advisors by each Fund under each Fund’s Investment Management Agreement for the last three fiscal years are as follows:

Acquiring Fund	2014	2013	2012
Gross Advisory Fees	$1,310,930	$1,338,967	$1,339,980
Waiver	$—	$—	$—

Net Advisory Fees	$1,310,930	$1,338,967	$1,339,980

Performance Plus	2014	2013	2012
Gross Advisory Fees	$2,206,661	$2,261,727	$2,266,516
Waiver	$—	$—	$—

Net Advisory Fees	$2,206,661	$2,261,727	$2,266,516

Dividend Advantage 2	2014	2013	2012
Gross Advisory Fees	$889,037	$925,091	$937,405
Waiver	$—	$—	$—

Net Advisory Fees	$889,037	$925,091	$937,405

Sub-Adviser

Nuveen Fund Advisors has selected Nuveen Asset Management to serve as sub-adviser to each Fund. Nuveen Fund Advisors compensates Nuveen Asset Management for the portfolio management services it provides to the Funds from the management fees paid by the Funds. Nuveen Fund Advisors and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

Nuveen Fund Advisors pays Nuveen Asset Management a portfolio management fee equal to 38.4615% of net advisory fees. The total dollar amounts paid to Nuveen Asset Management by Nuveen Fund Advisors for the fiscal year ended September 30, 2014 were $504,203 for the Acquiring Fund, $848,715 for Performance Plus and $341,937 for Dividend Advantage 2.

PORTFOLIO MANAGER

Unless otherwise indicated, the information below is provided as of the date of this SAI.

Portfolio Management.    Scott R. Romans, Ph.D., is the portfolio manager of each Fund.

In addition to managing the Funds, Scott R. Romans is also primarily responsible for the day-to-day portfolio management of the following accounts:

Type of Account Managed	Number of Accounts	Assets*
Registered Investment Company	15	$8.75 billion
Other Pooled Investment Vehicles	0	$0
Other Accounts	2	$1.63 million

*	Assets are as of September 30, 2014. None of the assets in these accounts is subject to an advisory fee based on performance.

Compensation

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long-term incentive payments.

Base pay.    Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.    The Funds’ portfolio manager is eligible for an annual cash bonus based on pre-tax investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of the portfolio manager’s annual cash bonus is based on a Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for a Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by the portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing the portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term Incentive Compensation.    Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

Conflicts of Interest.    Actual or apparent conflicts of interest may arise when a portfolio manager has day-today management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Beneficial Ownership of Securities.    The following table sets forth the dollar range of equity securities beneficially owned by Mr. Romans as of September 30, 2014:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Acquiring Fund	Dollar Range of Equity Securities Beneficially Owned in the Target Fund
Scott R. Romans	None	None

Unless earlier terminated as described below, each Fund’s Investment Management Agreement with Nuveen Fund Advisors will remain in effect until August 1, 2015. Each Investment Management Agreement continues in effect from year to year so long as such continuation is approved at least annually by: (1) the Board or the vote of a majority of the outstanding voting securities of the Fund; and (2) a majority of the Trustees or Directors, as applicable, who are not interested persons of any party to the Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement may be terminated at any time, without penalty, by either the Fund or Nuveen Fund Advisors upon 60 days’ written notice and is automatically terminated in the event of its assignment as defined in the 1940 Act.

The Funds, Nuveen Fund Advisors, Nuveen Asset Management, Nuveen Investments and other related entities have adopted codes of ethics under Rule 17j-1 under the 1940 Act, that essentially prohibit certain of their personnel, including the Funds’ portfolio manager, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Funds’, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. The codes of ethics of the Funds, Nuveen Fund Advisors, Nuveen Asset Management and Nuveen Investments can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549 or by e-mail request at publicinfo@sec.gov.

Each Fund invests its assets generally in municipal securities. On rare occasions the Funds may acquire, directly or through a special-purpose vehicle, equity securities of certain issuers whose securities the Funds already own when such securities have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer’s credit problem. In the course of exercising control of a distressed issuer, Nuveen Asset Management may pursue the Funds’ interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. Nuveen Asset Management does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), but nevertheless provides reports to the Fund’s Board on its control activities on a quarterly basis.

In the rare event that an issuer were to issue a proxy or that the Funds were to receive a proxy issued by a cash management security, Nuveen Asset Management would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Funds’ Board or its representative. A member of Nuveen Asset Management’s legal department would oversee the administration of the voting and ensure that records maintained in accordance with Rule 206(4)-6 of the Advisers Act were filed with the SEC on Form N-PX, provided to the Funds’ Board and made available to shareholders as required by applicable rules.

In the event of a conflict of interest that might arise when voting proxies for the Funds, Nuveen Asset Management will defer to the recommendation of an independent third party engaged to determine how the proxy should be voted, or, alternatively, members of Nuveen Asset Management’s legal and compliance departments, in consultation with the Board, will examine the conflict of interest and seek to resolve such conflict in the best interests of each Fund. If a member of Nuveen Asset Management’s legal or compliance department or the Board has a personal conflict of interest, that member will refrain from participating in the consultation.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available without charge by calling (800) 257-8787 or by accessing the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board, Nuveen Asset Management is responsible for decisions to purchase and sell securities for the Funds, the negotiation of the prices to be paid and the allocation of transactions among various dealer firms. Transactions on stock exchanges involve the payment by the Funds of brokerage commissions. There generally is no stated commission in the case of securities traded in the OTC market, but the prices paid by the Funds usually include an undisclosed dealer commission or mark-up. Transactions in the OTC market can also be placed with broker-dealers who act as agents and charge brokerage commissions for effecting OTC transactions. Each Fund may place its OTC transactions either directly with principal market makers, or with broker-dealers if that is consistent with Nuveen Asset Management’s obligation to obtain best qualitative execution. In certain instances, the Funds may make purchases of underwritten issues at prices that include underwriting fees.

Portfolio securities may be purchased directly from an underwriter or in the OTC market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen Investments or its affiliates or affiliates of Nuveen Asset Management except in compliance with the 1940 Act.

It is Nuveen Asset Management’s policy to seek the best execution under the circumstances of each trade. Nuveen Asset Management will evaluate price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be Nuveen Asset Management’s practice to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Asset Management. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Asset Management’s own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Asset Management’s expenses. While Nuveen Asset Management will be primarily responsible for the placement of the business of the Funds, Nuveen Asset Management’s policies and practices in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of the Funds.

Nuveen Asset Management may manage other investment accounts and investment companies for other clients that may invest in the same types of securities as the Funds and that may have investment objectives similar to those of the Funds. Nuveen Asset Management seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell assets or securities by each Fund and another advisory account. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where Nuveen Asset Management reasonably determines that departure from a pro rata allocation is advisable. There may also be instances where a Fund will not participate at all in a transaction that is allocated among other accounts. While these allocation procedures could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board that the benefits available from Nuveen Asset Management’s management outweigh any disadvantage that may arise from Nuveen Asset Management’s larger management activities and its need to allocate securities.

The following table sets forth the aggregate amount of brokerage commissions paid by the Funds for the last three fiscal years:

	2014	2013	2012
Acquiring Fund	$—	$—	$—
Performance Plus	$—	$—	$—
Dividend Advantage 2	$—	$—	$—

Substantially all of the Funds’ trades are effected on a principal basis.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Acquiring Fund is a closed-end investment company, and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Acquiring Fund’s Board has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

Subject to its investment limitations, the Acquiring Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the Exchange Act and the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board at the time it considers such issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of common shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the NYSE, the NYSE MKT or elsewhere, or (b) impair the Fund’s status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund’s taxable income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objectives and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, the NYSE MKT or elsewhere, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition that would have a material adverse effect (including any adverse tax effect) on the Acquiring Fund or its shareholders if shares were repurchased. The Board may in the future modify these conditions in light of experience.

The repurchase by the Acquiring Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Acquiring Fund of its common shares will decrease the Fund’s total assets, which would likely have the effect of increasing the Fund’s expense ratio.

Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Acquiring Fund’s common and preferred shares, voting as a single class, and approval of the holders of at least two-thirds of the Fund’s preferred shares, voting together as a single class, unless the conversion has been approved by the requisite vote of the Board Members, in which case a majority vote of the requisite holders would be required. See the Joint Proxy Statement/Prospectus under “Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws” for a discussion of voting requirements applicable to conversion of the Fund to an open-end investment company. If the Fund converted to an open-end investment company, the Fund’s common shares would no longer be listed on the NYSE, the NYSE MKT or elsewhere, and the Fund’s preferred shares would no longer be outstanding. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act or rules thereunder) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board may at any time propose conversion of the Fund to an open-end investment company depending upon its judgment as to the advisability of such action in light of circumstances then prevailing.

Before deciding whether to take any action if the Acquiring Fund’s common shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

TAX MATTERS

Federal Income Tax Matters

The following is a general summary of certain U.S. federal income tax consequences that may be relevant to a shareholder that acquires, holds and/or disposes of shares of the Acquiring Fund. This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, shareholders with large positions in the Acquiring Fund, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, holders who are subject to the federal alternative minimum tax (except as discussed below), or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (“IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Acquiring Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS TO DETERMINE THE SPECIFIC TAX CONSEQUENCES TO THEM OF INVESTING IN THE ACQUIRING FUND, INCLUDING THE APPLICABLE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THEM AND THE EFFECT OF POSSIBLE CHANGES IN TAX LAWS.

The Acquiring Fund has elected to be treated, and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to satisfy conditions which enable its dividends that are attributable to interest on municipal securities to be exempt from federal income tax in the hands of owners of such stock, subject to the possible application of the federal alternative minimum tax.

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Acquiring Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or non-U.S. currencies, other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships,” as defined in the Code; (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Acquiring Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Acquiring Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers that the Acquiring Fund controls and are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute each year an amount equal to or greater than the sum of 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest.

If the Acquiring Fund failed to qualify as a regulated investment company in any taxable year, the Acquiring Fund would be taxed in the same manner as a regular corporation on its taxable income (even if such income were distributed to its shareholders) and distributions to shareholders would not be deductible by the Acquiring Fund in computing its taxable income. Additionally, all distributions out of earnings and profits (including distributions from net capital gain and net tax-exempt interest) would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income,” as discussed below in the case of noncorporate shareholders and (ii) for the dividends received deduction under Section 243 of the Code (the “Dividends Received Deduction”) in the case of corporate shareholders.

The Acquiring Fund intends to continue to qualify to pay “exempt-interest” dividends, as defined in the Code, by satisfying the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt state and local bonds. Exempt-interest dividends are dividends or any part thereof (other than a capital gain dividend) paid by the Acquiring Fund which are attributable to interest on state and local bonds that pay interest exempt from regular federal income tax and are so designated by the Acquiring Fund. Exempt-interest dividends will be exempt from U.S. federal income tax, subject to the possible application of the federal alternative minimum tax.

As a regulated investment company, the Acquiring Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Acquiring Fund may retain for investment its net capital gain. However, if the Acquiring Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Acquiring Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Acquiring Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the basis of shares owned by a shareholder of the Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the federal income tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Acquiring Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and the net capital gain not otherwise retained by the Acquiring Fund.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax. To prevent imposition of the excise tax, the Acquiring Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary taxable income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary taxable income and capital gains for previous years that were not distributed during those years and on which the Acquiring Fund paid no U.S. federal income tax. To prevent application of the excise tax, the Acquiring Fund intends to make distributions in accordance with the calendar year distribution requirement.

The Acquiring Fund may acquire municipal obligations and other debt securities that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Acquiring Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount unless the Acquiring Fund elects to include the market discount in taxable income as it accrues.

If the Acquiring Fund invests in certain taxable pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Acquiring Fund elects to include market discount in income currently), the Acquiring Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Acquiring Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt interest, including such income it is required to accrue, to continue to qualify as a regulated investment company and (with respect to taxable income) to avoid federal income and excise taxes. Therefore, the Acquiring Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

A portion of the Acquiring Fund’s expenditures that would otherwise be deductible may not be allowed as deductions by reason of the Acquiring Fund’s investment in municipal securities (with such disallowed portion, in general, being the same percentage of the Acquiring Fund’s aggregate expenses as the percentage of the Acquiring Fund’s aggregate income (other than capital gain income) that constitutes exempt-interest income). A similar disallowance rule also applies to interest expense paid or incurred by the Acquiring Fund, if any. Such disallowed deductions, if any, will reduce the amount that the Acquiring Fund can designate as exempt-interest dividends by the disallowed amount. Income distributions by the Acquiring Fund in excess of the amount of the Acquiring Fund’s exempt-interest dividends may be taxable as ordinary income.

Distributions to shareholders of net investment income received by the Acquiring Fund from taxable temporary investments, if any, and of net short-term capital gains realized by the Acquiring Fund, if any, will be taxable to its shareholders as ordinary income. Distributions by the Acquiring Fund of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of the length of time the shareholder has owned the shares with respect to which such distributions are made. The amount of taxable income allocable to the Acquiring Fund’s shares will depend upon the amount of such income realized by the Acquiring Fund, but is not generally expected to be significant. Taxable distributions are subject to federal income tax whether reinvested in additional shares of the Acquiring Fund or paid in cash.

Distributions, if any, in excess of the Acquiring Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after that basis has been reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset). “Qualified dividend income” received by noncorporate shareholders is taxed for federal income tax purposes at rates equivalent to long-term capital gain tax rates, which reach a maximum of 20%. Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain specified criteria. As long as the Acquiring Fund qualifies as a regulated investment company under the Code, it is not expected that any part of its distributions to shareholders from its investments will qualify for the Dividends Received Deduction available to corporate shareholders or as qualified dividend income in the case of noncorporate shareholders.

The IRS currently requires that the Acquiring Fund designate distributions paid with respect to its common shares and its preferred shares as consisting of a portion of each type of income distributed by the Acquiring Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of the total Acquiring Fund dividends received by such class. Thus, the Acquiring Fund will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends between the holders of the common shares and the preferred shares in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law. Net capital gain dividends and ordinary income dividends will similarly be allocated between the two classes.

Earnings and profits are generally treated, for federal income tax purposes, as first being used to pay distributions on preferred shares, and then to the extent remaining, if any, to pay distributions on the common shares.

If the Acquiring Fund utilizes leverage through borrowings, or otherwise, asset coverage limitations imposed by the 1940 Act as well as additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or eliminate the Acquiring Fund’s ability to make distributions on its common shares and/or preferred shares until the asset coverage is restored. These limitations could prevent the Acquiring Fund from distributing at least 90% of its investment company taxable income and tax-exempt interest as is required under the Code and therefore might jeopardize the Acquiring Fund’s qualification as a regulated investment company and/or might subject the Acquiring Fund to a nondeductible 4% federal excise tax. Upon any failure to meet the asset coverage requirements imposed by the 1940 Act, the Acquiring Fund may, in its sole discretion and to the extent permitted under the 1940 Act, purchase or redeem preferred shares in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Acquiring Fund and its shareholders of failing to meet the distribution requirements. There can be no assurance, however, that any such action would achieve these objectives. The Acquiring Fund endeavors to avoid restrictions on its ability to distribute dividends.

The Code provides that interest on indebtedness incurred or continued to purchase or carry the Acquiring Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of such shares.

The interest on private activity bonds in most instances is not federally tax-exempt to a person who is a “substantial user” of a facility financed by such bonds or a “related person” of such “substantial user.” As a result, the Acquiring Fund may not be an appropriate investment for a shareholder who is considered either a “substantial user” or a “related person” within the meaning of the Code. In general, a “substantial user” of a facility includes a “nonexempt person who regularly uses a part of such facility in his trade or business.” “Related persons” are in general defined to include persons among whom there exists a relationship, either by family or business, which would result in a disallowance of losses in transactions among them under various provisions of the Code (or if they are members of the same controlled group of corporations under the Code), including a partnership and each of its partners (and certain members of their families), an S corporation and each of its shareholders (and certain members of their families) and various combinations of these and other relationships. The foregoing is not a complete description of all of the provisions of the Code covering the definitions of “substantial user” and “related person.”

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Acquiring Fund (and received by the shareholders) on December 31 of the year declared.

Certain of the Acquiring Fund’s investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses of the Acquiring Fund, affect the holding period of securities held by the Acquiring Fund and alter the character of the gains or losses realized by the Acquiring Fund. These provisions may also require the Acquiring Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding federal income and excise taxes. The Acquiring Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Acquiring Fund as a regulated investment company.

The sale or exchange of shares of the Acquiring Fund normally will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such shares is attributable to tax-exempt interest income. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For noncorporate taxpayers, however, long-term capital gains are currently taxed at a maximum federal income tax rate of 20%, while short-term capital gains and other ordinary income are currently taxed at ordinary income rates. Any loss on the sale of shares that have been held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, unless the shares are of a regulated investment company that declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. If a shareholder sells or otherwise disposes of shares before holding them for more than six months, any loss on the sale or disposition will be treated as a long-term capital loss to the extent of any net capital gain dividends received by the shareholder with respect to such shares. Any loss realized on a sale or exchange of shares of the Acquiring Fund will be disallowed to the extent those shares of the Acquiring Fund are replaced by other substantially identical shares of the Acquiring Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement stock or securities will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitation.

Federal income tax law imposes an alternative minimum tax with respect to corporations, individuals, trusts and estates. Interest on certain “private activity” bonds is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that the Acquiring Fund receives income from municipal securities subject to the federal alternative minimum tax, a portion of the dividends paid by the Acquiring Fund, although otherwise exempt from U.S. federal income tax, would be taxable to its shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. The Acquiring Fund will annually provide a report indicating the percentage of the Acquiring Fund’s income attributable to municipal securities subject to the federal alternative minimum tax. In addition, for certain corporations, federal alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income (“adjusted current earnings”) and the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal securities, and therefore a distribution by the Acquiring Fund that would otherwise be tax-exempt, is included in calculating a corporation’s adjusted current earnings. Certain small corporations are not subject to the federal alternative minimum tax.

Certain noncorporate shareholders are subject to an additional 3.8% tax on some or all of their “net investment income,” which includes items of gross income that are attributable to interest, original issue discount and market discount (but not including tax-exempt interest), as well as net gain from the disposition of other property. This tax generally applies to the extent net investment income, when added to other modified adjusted gross income, exceeds $200,000 for an unmarried individual, $250,000 for a married taxpayer filing a joint return (or a surviving spouse), or $125,000 for a married individual filing a separate return. Shareholders should consult their tax advisers regarding the applicability of this tax in respect of their shares.

Tax-exempt income, including exempt-interest dividends paid by the Acquiring Fund, is taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax.

The Acquiring Fund may be required to withhold U.S. federal income tax at a rate of 28% from all distributions (including exempt-interest dividends) and redemption proceeds payable to shareholders who fail to provide the Acquiring Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability, provided the required information is furnished to the IRS.

The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Acquiring Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Acquiring Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Acquiring Fund dividends and distributions and redemption proceeds. The Acquiring Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

The Code provides that every shareholder required to file a tax return must include for information purposes on such return the amount of tax-exempt interest received during the taxable year, including any exempt-interest dividends received from the Acquiring Fund.

With respect to the preferred shares of the Acquiring Fund issued in the Reorganizations, the Acquiring Fund will receive an opinion from special tax counsel that the preferred shares will constitute equity of the Acquiring Fund, and the foregoing discussion and the tax opinion received by the Funds regarding certain aspects of the Reorganizations, including that the Reorganizations will qualify as tax-free reorganizations under the Code, relies on the position that the preferred shares will constitute equity of the Acquiring Fund. Accordingly, distributions with respect to the preferred shares (other than distributions in redemption of preferred shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Acquiring Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes and to the extent allocable to such distribution. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for the preferred shares issued in the Reorganizations, there can be no assurance that the IRS will not question special tax counsel’s opinion and the Acquiring Fund’s treatment of the preferred shares as equity. If the IRS were to succeed in such a challenge, holders of preferred shares could be characterized as receiving taxable interest income rather than exempt-interest or other dividends, possibly requiring them to file amended income tax returns and retroactively to recognize additional amounts of ordinary income or to pay additional tax, interest, and penalties.

New York Tax Matters

The following is based upon the advice of K&L Gates LLP, special counsel to the Acquiring Fund.

The following is a general, abbreviated summary of certain provisions of the applicable New York tax law as presently in effect as it directly governs the taxation of New York resident individual, corporate, and unincorporated business shareholders of the Acquiring Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes, other than New York City taxes, that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions.

The following is based on the assumptions that the Acquiring Fund will qualify under Subchapter M of the Code as a regulated investment company, that the Acquiring Fund will satisfy all the conditions which will cause the Acquiring Fund’s distributions to qualify as exempt-interest dividends to shareholders for federal and New York purposes, and that the Acquiring Fund will make such distributions of income and gains as are necessary to qualify to be taxed as a regulated investment company for federal income tax purposes.

The Acquiring Fund will be subject to the New York Business Corporation Franchise Tax and the New York City General Corporation Tax only if it has a sufficient nexus with New York State or New York City. If it is subject to such taxes, it does not expect to pay a material amount of either tax.

Distributions paid by the Acquiring Fund will not be subject to the New York State personal income tax or the New York City personal income or unincorporated business taxes if the distributions are attributable to income earned by the Acquiring Fund as interest from obligations of the State of New York and its political subdivisions, or from obligations or securities of the United States, its territories and possessions, and any authority, commission or instrumentality of the United States to the extent interest on such obligations is exempt from state taxation under federal law. Distributions excluded from gross income for federal income tax purposes that are derived from interest on state and municipal securities other than New York issuers are generally subject to taxes in New York State and New York City. Additionally, other distributions from the Acquiring Fund, including distributions derived from taxable ordinary income and short-term gain, are generally not exempt from New York State and New York City personal income taxes. Distributions to a corporate shareholder will be subject to New York State corporate franchise tax and New York City general corporation tax.

Gain from the sale, exchange, or other disposition of shares will generally be subject to the New York State personal income and business corporation franchise taxes and the New York City personal income, unincorporated business, and general corporate taxes. Shares will not be subject to property taxes imposed by New York State or New York City. Interest on indebtedness incurred to purchase or carry shares generally is not deductible for New York State or New York City personal income tax purposes. Shares of the Acquiring Fund may be subject to New York estate tax if owned by a New York decedent at the time of death.

To the extent an investor is subject to state and local taxes outside of New York, distributions and dividends earned by an investment in the Acquiring Fund and gain from the sale of shares in the Acquiring Fund may represent taxable income.

Shareholders are advised to consult their own tax advisors for more detailed information concerning New York State and local tax matters.

EXPERTS

The financial statements of the Acquiring Fund and the Target Funds appearing in the Funds’ Annual Report for the year ended September 30, 2014 are incorporated herein. The financial statements as of and for the year ended September 30, 2014 have been audited by KPMG LLP (“KPMG”), independent registered public accounting firm, as set forth in their report thereon and incorporated herein. Such financial statements are incorporated herein in reliance upon such report given on the authority of such firm as experts in accounting and auditing. KPMG provides auditing services to the Acquiring Fund and each Target Fund. The principal business address of KPMG is 200 East Randolph, Chicago, Illinois 60601.

During the fiscal year ended September 30, 2014, the Board of each Fund, upon recommendation of the Audit Committee, engaged KPMG as the independent registered public accounting firm to the Funds replacing Ernst & Young LLP (“Ernst & Young”), which resigned as the independent registered public accounting firm effective August 11, 2014 as a result of the pending acquisition of Nuveen Investments by TIAA-CREF.

Ernst & Young’s reports on the Funds for the fiscal years ended prior to September 30, 2014, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal years ended prior to September 30, 2014 for the Funds and for the period October 1, 2013 through August 11, 2014, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT

AND REDEMPTION AND PAYING AGENT

The custodian of the assets of each Fund is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services. Each Fund’s transfer, shareholder services and dividend paying agent is also State Street Bank and Trust Company, 250 Royall Street, Canton, Massachusetts 02021.

ADDITIONAL INFORMATION

A Registration Statement on Form N-14, including amendments thereto, relating to the common shares of the Acquiring Fund offered hereby, has been filed by the Acquiring Fund with the SEC. The Joint Proxy Statement/Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Acquiring Fund and the common shares offered hereby, reference is made to the Acquiring Fund’s Registration Statement. Statements contained in the Joint Proxy Statement/Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

PRO FORMA FINANCIAL INFORMATION

(UNAUDITED)

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganizations had been consummated. The closing of the Reorganizations is contingent upon certain conditions being satisfied or waived, including that shareholders of each Fund, voting separately, must approve the Reorganization(s) for their Fund and that shareholders of the Acquiring Fund must approve the issuance of additional common shares of the Acquiring Fund in connection with the Reorganizations. If one Fund does not obtain the requisite approvals, the closing will not occur for any Fund. These pro forma numbers have been estimated in good faith based on information regarding the Target Funds and Acquiring Fund as of September 30, 2014. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Target Funds and the Acquiring Fund, which are available in their respective annual shareholder reports.

Narrative Description of the Pro Forma Effects of the Reorganizations

Note 1—Reorganization

The unaudited pro forma information has been prepared to give effect to the proposed reorganizations of the Target Funds into the Acquiring Fund pursuant to an Agreement and Plan of Reorganization (the “Plan”) as of the beginning of the period indicated in the table below.

Target Funds	Acquiring Fund	12 Month Period Ended
Nuveen New York Performance Plus Municipal Fund, Inc. (“Performance Plus”)	Nuveen New York Dividend Advantage Municipal Fund (“Acquiring Fund”)	September 30, 2014
Nuveen New York Dividend Advantage Municipal Fund 2 (“Dividend Advantage 2”)

Note 2—Basis of Pro Forma

Each Reorganization will be accounted for as a tax-free reorganization of investment companies; therefore, no gain or loss will be recognized by the Acquiring Fund or its shareholders as a result of a Reorganization. The Target Funds and the Acquiring Fund are registered closed-end management investment companies. The Reorganizations will be accomplished by the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of the Target Funds by the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution of such shares to Target Funds’ shareholders in complete liquidation of the Target Funds. The pro forma financial information has been adjusted to reflect the Reorganization costs discussed in Note 4 and the assumption that Performance Plus and Dividend Advantage 2 will make net investment income distributions of $1,460,127 and $309,557, respectively, to their shareholders prior to the Reorganizations. The table below shows the common shares that Target Funds shareholders would have received if the Reorganizations were to have taken place on the period end date in Note 1.

Target Fund	Shares Exchanged
Performance Plus	15,479,108
Dividend Advantage 2	6,334,783

In accordance with accounting principles generally accepted in the United States of America, each Reorganization will be accounted for as a tax-free reorganization for federal income tax purposes. For financial reporting purposes, the historical cost basis of the investments received from each Target Fund will be carried forward to align ongoing reporting of the realized and unrealized gains and losses of the surviving fund (which will be the Acquiring Fund) with amounts distributable to shareholders for tax purposes.

Fund	Net Assets Applicable to Common Shares	As-of Date
Acquiring Fund	$142,279,318	September 30, 2014
Performance Plus	$238,722,104	September 30, 2014
Dividend Advantage 2	$98,012,014	September 30, 2014
Combined Fund Pro Forma	$476,298,752	September 30, 2014

Note 3—Pro Forma Expense Adjustments

The table below reflects adjustments to annual expenses made to the Combined Fund Pro Forma financial information as if the Reorganizations had taken place on the first day of the period as disclosed in Note 1. The pro forma information has been derived from the books and records used in calculating daily net asset values of the Target Funds and the Acquiring Fund and has been prepared in accordance with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect this information. Pro forma expenses do not include the expenses to be charged to the Funds in connection with the Reorganizations. Percentages presented below are the increase (decrease) in expenses divided by the Combined Fund Pro Forma Net Assets Applicable to Common Shares presented in Note 2. Actual results could differ from those estimates. No other significant pro forma effects are expected to result from the Reorganizations.

	Fee and Expense Increase (Decrease)
Net Expense Category	Dollar Amount	Percentage
Management fees[1]	$(91,473)	(0.02)%
Professional fees[2]	(49,600)	(0.01)%
Stock exchange listing fees[2]	(24,498)	(0.01)%
Custodian fees and expenses[2]	(21,888)	(0.00	)%(3)
Other expenses[2]	(13,716)	(0.00	)%(3)
Shareholder reporting expenses[2]	(4,287)	(0.00	)%(3)

Total Pro Forma Net Expense Adjustment	$(205,462)	(0.04)%

(1)	Reflects the impact of applying the Acquiring Fund’s fund-level management fee rates following the Reorganizations to the combined fund’s average managed assets.
(2)	Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganizations.
(3)	Rounds to less than (0.01)%.

No significant accounting policies will change as a result of the Reorganizations, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. No significant changes to any existing contracts of the Acquiring Fund are expected as a result of the Reorganizations.

Note 4—Reorganization Costs

The Reorganization costs (whether or not the Reorganizations are consummated) will be allocated among the Funds. The costs of the Reorganizations are estimated to be $40,000 for Performance Plus and $620,000 for Dividend Advantage 2. These costs represent the estimated nonrecurring expenses of the Target Funds in carrying out their obligations under the Plan and consist of management’s estimate of professional service fees, printing costs and mailing charges related to the proposed Reorganizations to be borne by the Target Funds. The Acquiring Fund is expected to be charged approximately $285,000 of expenses in connection with the Reorganizations. The Combined Fund Pro Forma financial information included in Note 2 has been adjusted for costs related to the Reorganizations to be borne by the Funds. Reorganization costs do not include any commissions that would be incurred due to portfolio realignment.

If the Reorganizations had occurred as of September 30, 2014, the Acquiring Fund would not have been required to dispose of securities of the Target Funds in order to comply with its investment policies and restrictions, and would not have sold any material portion (i.e., more than 5% of a Target Fund’s assets) of the securities in the Target Funds’ portfolios solely as a result of the Reorganizations.

Note 5—Accounting Survivor

The Acquiring Fund will be the accounting survivor. The surviving fund will have the portfolio management team, portfolio composition, strategies, investment objectives, expense structure and policies/restrictions of the Acquiring Fund.

Note 6—Capital Loss Carryforward

As of September 30, 2014, the Funds had unused capital loss carryforwards available for federal tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	Acquiring Fund	Performance Plus	Dividend Advantage 2
Capital losses to be carried forward	$1,152,216	$1,366,806	$468,386

APPENDIX A

RATINGS OF INVESTMENTS

Standard & Poor’s Ratings Services—A brief description of the applicable Standard & Poor’s Ratings Services LLC, a Standard & Poor’s Financial Services LLC business (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper.

Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based in varying degrees, on the following considerations:

1.        Likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.        Nature of and provisions of the obligation; and

3.        Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company

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and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment

A-2

on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A Subordinated debt or preferred stock obligation rated ‘C’ is CURRENTLY HIGHLY VULNERABLE to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r

This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Municipal Bonds

Aaa

Bonds that are rated ‘Aaa’ are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds that are rated ‘Aa’ are judged to be of high quality by all standards. Together with the ‘Aaa’ group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in ‘Aaa’ securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in ‘Aaa’ securities.

A-4

A

Bonds that are rated ‘A’ possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa

Bonds that are rated ‘Baa’ are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds that are rated ‘Ba’ are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds that are rated ‘B’ generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds that are rated ‘Caa’ are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds that are rated ‘Ca’ represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds that are rated ‘C’ are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

#(hatchmark): Represents issues that are secured by escrowed funds held in cash, held in trust, invested and reinvested in direct, non-callable, non-prepayable United States government obligations or non-callable, non-prepayable obligations unconditionally guaranteed by the U.S. Government, Resolution Funding Corporation debt obligations.

Con. (...): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of

A-5

projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

(P): When applied to forward delivery bonds, indicates the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Short-Term Loans

MIG 1/VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Commercial Paper

Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

A-6

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings, Inc.—A brief description of the applicable Fitch Ratings, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

A-7

Speculative Grade

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, and D Default

The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%-90%, and ‘D’ the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect for repaying all obligations.

Short-Term Credit Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

A-8

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B

Speculative Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’.

‘NR’ indicates that Fitch does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

A-9

APPENDIX B

TAXABLE EQUIVALENT YIELD TABLE

The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the Fund with taxable alternative investments, the table below presents the approximate taxable equivalent yields for individuals for a range of hypothetical tax-free yields assuming the stated marginal federal income tax rates for 2015 listed below. This table should not be considered a representation or guarantee of future results.

TAXABLE EQUIVALENT OF TAX-FREE YIELDS*

Single-Return Bracket	Joint-Return Bracket	Federal Tax Rate	4.00%	4.50%	5.00%	5.50%	6.00%	6.50%	7.00%	7.50%
0-$9,225	0-$18,450	10.0%	4.44%	5.00%	5.56%	6.11%	6.67%	7.22%	7.78%	8.33%
$9,226-$37,450	$18,451-$74,900	15.0%	4.71%	5.29%	5.88%	6.47%	7.06%	7.65%	8.24%	8.82%
$37,451-$90,750	$74,901-$151,200	25.0%	5.33%	6.00%	6.67%	7.33%	8.00%	8.67%	9.33%	10.00%
$90,751-$189,300	$151,201-$230,450	28.0%	5.56%	6.25%	6.94%	7.64%	8.33%	9.03%	9.72%	10.42%
$189,301-$411,500	$230,451-$411,500	33.0%	5.97%	6.72%	7.46%	8.21%	8.96%	9.70%	10.45%	11.19%
$411,501-$413,200	$411,501-$464,850	35.0%	6.15%	6.92%	7.69%	8.46%	9.23%	10.00%	10.77%	11.54%
Over $413,200	Over $464,850	39.6%	6.62%	7.45%	8.28%	9.11%	9.93%	10.76%	11.59%	12.42%

*	Please note that the table does not reflect (i) any federal limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any state or local taxes imposed, or (iii) any alternative minimum taxes or any taxes other than federal personal income taxes.

B-1

Closed-End Funds

It’s not what you earn, it’s what you keep.®

Annual Report September 30, 2014

NNY Nuveen New York Municipal Value Fund, Inc.
NYV Nuveen New York Municipal Value Fund 2
NNP Nuveen New York Performance Plus Municipal Fund, Inc.
NAN Nuveen New York Dividend Advantage Municipal Fund
NXK Nuveen New York Dividend Advantage Municipal Fund 2
NRK Nuveen New York AMT-Free Municipal Income Fund

NUVEEN INVESTMENTS ACQUIRED BY TIAA-CREF

On October 1, 2014, TIAA-CREF completed its previously announced acquisition of Nuveen Investments, Inc., the parent company of your fund’s investment adviser, Nuveen Fund Advisors, LLC (“NFAL”) and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $840 billion in assets under management as of October 1, 2014 and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen expects to operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen’s existing leadership and key investment teams have remained in place following the transaction.

NFAL and your fund’s sub-adviser(s) continue to manage your fund according to the same objectives and policies as before, and there have been no changes to your fund’s operations.

Nuveen Investments	3

Chairman’s Letter to Shareholders

Dear Shareholders,

Over the past year, global financial markets were generally strong as stocks of many countries rose due to strengthening economies and abundant central bank support. A low and stable interest rate environment allowed the bond market to generate modest but positive returns.

More recently, markets have been less certain as economic growth is strengthening in some parts of the world, but in other areas recovery has been slow or uneven at best. Despite increasing market volatility, geopolitical turmoil and concerns over rising rates, better-than-expected earnings results and economic data have supported U.S. stocks. Europe continues to face challenges as disappointing growth and inflation measures led the European Central Bank to further cut interest rates. Japan is suffering from the burden of the recent consumption tax as the government’s structural reforms continue to steadily progress. Flare-ups in hotspots, such as the ongoing Russia-Ukraine conflict and Middle East, have not yet been able to derail the markets, though that remains a possibility. With all the challenges facing the markets, accommodative monetary policy around the world has helped lessen the impact of these events.

It is in such changeable markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

William J. Schneider

Chairman of the Board

November 21, 2014

4	Nuveen Investments

Portfolio Manager’s Comments

Nuveen New York Municipal Value Fund, Inc. (NNY)

Nuveen New York Municipal Value Fund 2 (NYV)

Nuveen New York Performance Plus Municipal Fund, Inc. (NNP)

Nuveen New York Dividend Advantage Municipal Fund (NAN)

Nuveen New York Dividend Advantage Municipal Fund 2 (NXK)

Nuveen New York AMT-Free Municipal Income Fund (NRK)

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Portfolio manager Scott R. Romans, PhD, discusses economic and municipal market conditions at the national and state levels, key investment strategies and the twelve-month performance of the Nuveen New York Funds. Scott assumed portfolio management responsibility for these six Funds in 2011.

What factors affected the U.S. economy and the national municipal market during the twelve-month reporting period ended September 30, 2014?

During this reporting period, the U.S. economy continued its growth at a moderate pace. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. At its October 2014 meeting (following the end of this reporting period), the Fed announced that it would end its bond-buying stimulus program as of November 1, 2014, after tapering its monthly asset purchases of mortgage-backed and longer-term Treasury securities from the original $85 billion per month to $15 billion per month over the course of seven consecutive meetings (December 2013 through September 2014). In making the announcement, the Fed cited substantial improvement in the outlook for the labor market since the inception of the current asset purchase program as well as sufficient underlying strength in the broader economy to support ongoing progress toward maximum employment in a context of price stability. The Fed also reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions, saying that it would likely maintain the current target range for the fed funds rate for a considerable time after the end of the asset purchase program, especially if projected inflation continues to run below the Fed’s 2% longer-run goal. However, if economic data shows faster progress toward the Fed’s employment and inflation objectives than currently anticipated, the Fed indicated that the first increase in the target range since 2006 could occur sooner than expected.

In the third quarter of 2014, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at a 3.5% annual rate, compared with -2.1% in the first quarter of 2014 and 4.6% in the second quarter. Third-quarter growth was attributed in part

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch) Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

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Portfolio Manager’s Comments (continued)

to a surge in exports and a major increase in military spending. The Consumer Price Index (CPI) rose 1.7% year-over-year as of September 2014, while the core CPI (which excludes food and energy) also increased 1.7% during the same period, below the Fed’s unofficial longer term inflation objective of 2.0%. As of September 2014, the national unemployment rate was 5.9%, the lowest level since July 2008, down from the 7.2% reported in September 2013, but still above levels that would provide consistent support for optimal GDP growth. The housing market continued to post gains, although price growth showed some signs of deceleration. The average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 5.6% for the twelve months ended August 2014 (most recent data available at the time this report was prepared), raising home prices to fall 2004 levels, although they continued to be down 16%-17% from their mid-2006 peak.

During the early part of this reporting period, widespread uncertainty about the future of the Fed’s quantitative easing program and Congress’s failure to reach an agreement on the Fiscal 2014 federal budget contributed to increased volatility in the financial markets. On October 1, 2013, the start date for Fiscal 2014, the lack of a resolution on spending cuts intended to address the federal budget deficit triggered sequestration, or a program of automatic spending cuts, and the federal government shut down for 16 days until an interim appropriations bill was signed into law. (Consensus on a $1.1 trillion federal spending bill was ultimately reached in January 2014 and in February 2014, members of Congress agreed to suspend the $16.7 trillion debt ceiling until March 2015.) In this unsettled environment, the Treasury market traded off, the municipal market followed suit, and spreads widened as investor concern grew, prompting selling by bondholders across the fixed income markets.

As we turned the page to calendar year 2014, the market environment stabilized, as the Fed’s policies continued to be accommodative and some degree of political consensus was reached. The Treasury market rallied and municipal bonds rebounded, with flows into municipal bond funds increasing, while supply continued to drop. This supply/demand dynamic served as a key driver of municipal market performance for the reporting period. The resultant rally in municipal bonds generally produced positive total returns for the reporting period as a whole. Overall, municipal credit fundamentals continued to improve, as state governments made good progress in dealing with budget issues. Due to strong growth in personal tax and sales tax collections, year-over-year totals for state tax revenues had increased for 16 consecutive quarters as of the second quarter of 2014, while on the expense side, many states made headway in cutting and controlling costs, with more than 40 states implementing some type of pension reform. The current level of municipal issuance reflects the more conservative approach to state budgeting. For the twelve months ended September 30, 2014, municipal bond issuance nationwide totaled $302.7 billion, down 13% from the issuance for the twelve-month reporting period ended September 30, 2013.

How were economic and market conditions in New York during the twelve-month reporting period ended September 30, 2014?

During this reporting period, New York continued to post improving economic numbers. As of September 2014, unemployment in the state stood at 6.2%, the lowest level since October 2008, compared with the current national rate of 5.9%. This marked a substantial improvement from New York’s 7.5% jobless rate in September 2013. The unemployment rate was slightly lower in New York City, which stood at 6.1% and the 52 counties of upstate New York averaged 5.5% than in the state as a whole as of September 2014. New York added 120,500 private sector jobs, bringing the number of these jobs to an all-time high. In September 2014, the Empire State manufacturing survey for New York hit a nearly five-year high of 27.5, in a gauge where readings above zero indicate improving conditions. The survey’s new-orders index was 16.9 in September, while the shipments index was 27.1. New York’s housing market continued to post gains, although improvement lagged the national average. According to the S&P/Case-Shiller Index of 20 major metropolitan areas, housing prices in New York City rose 3.1% over the twelve months ended August 2014 (most recent data available at the time this report was prepared), compared with an average increase of 5.6% nationally.

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The state’s budget picture has improved considerably over the past few years, as revenues have been increased through higher taxes and expenditures have been more tightly controlled. New York’s $142.6 billion state budget for Fiscal 2015 contained no new taxes and continued the state’s recent movement toward structural budget balance by holding spending growth below 2% for the fourth consecutive year. The budget also provided for $1.5 billion in property tax cuts aimed at aiding New York’s homeowners and encouraging local governments to increase efficiencies as well as a 5% increase in state education aid. According to Moody’s, New York ranked fifth in the nation in debt per capita, at three times the national average. Although New York is a heavily indebted state, the state pension system remained well funded compared with those of other states and its unfunded liability was modest, placing the state’s fixed costs at the 50-state median relative to total revenues. In June and July 2014, ratings on New York GOs were upgraded by all three agencies, with Moody’s citing New York’s sustained improvements in fiscal governance, the strength of the recent economic recovery, a strong financial position reflected in improved reserves and reduced spending growth in line with growth in the state’s economic capacity. As of September 2014, New York GO debt was rated Aa1/AA+/AA+ with stable outlooks from Moody’s, S&P and Fitch, respectively. Municipal bond supply in New York totaled $41.2 billion for the twelve-month reporting period ended September 30, 2014, a 19% increase from the twelve months ended September 30, 2013. This ranked New York second among state issuers for the reporting period, behind California.

What key strategies were used to manage the New York Funds during the twelve-month reporting period ended September 30, 2014?

During this reporting period, we saw the municipal market environment shift from volatility to a rally driven by strong demand and tight supply and reinforced by an environment of improving fundamentals. For the reporting period, municipal bond prices generally rose, while interest rates declined. In general, New York municipal paper slightly underperformed the national market. During this time, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that we believed had the potential to perform well and helped us keep our Funds fully invested.

During the first three months of this reporting period, we primarily focused on strategies that enabled us to take advantage of the higher coupons and attractive prices resulting from a pattern of outflows, predominately from high yield funds. This presented us with opportunities to add lower rated credits to the New York Funds in the secondary market, both in positions already held and in issues new to the Funds. In general, the majority of our purchases focused on health care bonds, education credits, continuing care retirement communities (CCRCs) issues and tobacco bonds.

While new municipal supply declined nationally, the New York market saw a 19% increase in issuance, due in part to a $2.1 billion new issue of AAA-rated Debt Securitization bonds for the Long Island Power Authority (LIPA), which were used to restructure a portion of LIPA’s lower rated debt. In the aftermath of Hurricane Sandy in 2012, the New York state legislature decided to restructure the utility’s finances in an effort to reduce debt service costs and reinvest in improved customer service. The bond deal, which came to market in December 2013, marked the first time that a U.S. municipal utility issued tax-exempt bonds through a special purpose entity, the Utility Debt Securitization Authority, which was created by the state legislature in June 2013 to handle the borrowing. The bonds are backed by charges on LIPA’s 1.1 million customers in the New York suburbs of Nassau and Suffolk counties that cannot be revoked or altered. However, we should note that much of the increase in New York issuance during this reporting period can be attributed to a sharp increase in refinancings, especially when interest rates began to decline in early 2014, as bond issuers sought to lower debt service costs by retiring older bonds and replacing them with bonds issued at lower rates. During the third quarter of 2014, for example, this current refunding activity increased by more than 64% nationwide. These refinanced bonds do not represent an actual increase in issuance because they are issued to replace bonds already existing in the market. As a result, it remained challenging to source appropriate bonds that would help us meet our goals for the Funds.

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Portfolio Manager’s Comments (continued)

Despite this, we continued to find opportunities to purchase bonds in both the primary and secondary markets that helped us keep the Funds fully invested. In the primary market, our purchases included the LIPA bonds discussed above. As the municipal market improved, we tried to position our portfolios somewhat more defensively and enhance the Funds’ total return performance prospects. As part of this, we implemented relative value bond swaps as we found attractive opportunities that would enable us to improve book yields while maintaining similar credit profiles. In the current rate environment, we believe it is advantageous to think of purchases as short term holdings that can be exchanged for credit positions with better embedded yields when interest rates start to rise. We successfully used this strategy when rates rose in 2013 to replace bonds with 5% coupons with higher coupon bonds. Many of those existing holdings also had been purchased at significant premiums. Because premiums must be amortized, that cut into the amount of income available for distribution from the coupon. By executing a bond swap in a rising interest rate environment, the amortization expense was basically converted into a loss, so that more of the income from the coupon could be distributed to shareholders. An additional benefit of this strategy was the generation of tax loss carry-forwards that could be used to offset future capital gains.

When we found appropriate opportunities, we also carried out curve trades, in some cases selling longer maturity bonds with shorter calls and buying shorter maturity bonds with longer calls. By moving the Funds’ positioning in on the yield curve, we enhanced their convexity, which measures the relationship between bond prices and bond yields. Convexity helps to gauge performance potential regardless of the movement of interest rates. As the result of these curve trades, the Funds hold bonds priced to a longer call that we believe should perform well if rates decline and if rates rise, they hold bonds with shorter maturities that offer a better downside profile.

Overall, our emphasis in purchase activity during the latter part of this reporting period was on relative value and credit quality, rather than sector. That is, when considering the purchase of a lower rated bond or a slightly less liquid issue, we looked carefully at the compensation offered by the bond in question relative to its credit quality or liquidity to determine that, if the bond were held for the long term rather than used in a bond swap when interest rates rise, the Funds would be well compensated for that. All of the additions to our portfolios during this reporting period consisted of New York paper. Cash for purchases during this reporting period was generated primarily by proceeds from called and matured bonds, which we worked to redeploy to keep the Funds fully invested and support their income streams. In addition, as previously mentioned, the decline in municipal yields and the flattening of the municipal yield curve relative to the Treasury curve helped to make refunding deals more attractive. The increase in this activity provided ample cash for purchases and drove much of our trading for the reporting period.

As of September 30, 2014, all six of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement. As part of our duration management strategies, NYV also used a forward interest rate swap to manage duration and reduce price volatility risk to movements in U.S. interest rates relative to the Fund’s benchmark. During this reporting period, the swap made a slight negative contribution to performance as interest rates decreased at the long end of the yield curve, which affected the value of the swap. We removed the swaps at the end of April 2014, as NYV no longer needed them to reach its preferred duration range.

How did the Funds perform during the twelve-month reporting period ended September 30, 2014?

The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Fund’s total returns for the one-year, five-year and ten-year periods ended September 30, 2014. Each Fund’s returns at net asset value (NAV) are compared with the performance of corresponding market indexes and Lipper classification average.

For the twelve months ended September 30, 2014, the total returns on common share NAV for all six of these Funds exceeded the return for the S&P Municipal Bond New York Index as well as that for the national S&P Municipal Bond Index. For the same period, these six Funds underperformed the average return for the Lipper New York Municipal Debt Funds Classification Average.

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Key management factors that influenced the Funds’ returns included duration and yield curve positioning, credit exposure and sector allocation. The use of regulatory leverage also was a positive factor in the performance of NNP, NAN, NXK and NRK during this reporting period; NNY and NYV do not use regulatory leverage. Leverage is discussed in more detail in the Fund leverage section of this report.

Given the combination of declining interest rates and a flattening yield curve during this reporting period, municipal bonds with longer maturities generally outperformed those with shorter maturities. Overall, credits with maturities of 15 years or more, especially those at the longest end of the municipal yield curve, outperformed the general municipal market, while bonds at the shortest end of the curve produced the weakest results. Consistent with our long term strategy, all of these Funds tended to be overweighted in the longer parts of the yield curve that performed best and underweighted in the underperforming shorter end of the curve. This positioning was the key positive contributor to their performance. Among the four Funds, with regulatory leverage, the positioning of NXK was slightly less advantageous than that of the other three Funds and it received less benefit from duration. In NNY and NYV, the two Funds that do not use regulatory leverage, the performance differential can be ascribed to NYV having the longer duration of the two.

During this reporting period, lower rated bonds, including sub-investment grade credits, generally outperformed higher quality bonds, as the municipal market rally continued and investors became increasingly willing to accept risk in their search for yield in the current low rate environment. While their longer average durations provided an advantage for lower rated bonds, they also generally had stronger duration-adjusted results. Because these Funds typically tended to be overweighted in the lower quality categories relative to the market, credit exposure was positive for their performance.

Among the municipal market sectors, health care and industrial development revenue (IDR) bonds generally were the top performers, with water and sewer and education credits also outperforming the general municipal market. The outperformance of the health care sector can be attributed in part to the current scarcity of these bonds, with issuance in this sector declining 31% during the first nine months of 2014. As of September 30, 2014, NYV had the heaviest weighting in health care among these Funds. During this reporting period, lower rated tobacco credits backed by the 1998 master tobacco settlement agreement experienced some volatility, but finished the reporting period well ahead of the national municipal market as a whole as well as the New York municipal market. The performance of these bonds was helped by their longer effective durations, lower credit quality and the broader demand for higher yields. In addition, several tobacco bond issues were strengthened following the favorable resolution of a dispute over payments by tobacco companies. All of these Funds had allocations of tobacco bonds issued by various state and territorial agencies, with NNP having the heaviest weighting in these credits.

In contrast, pre-refunded bonds, which are often backed by U.S. Treasury securities, were among the poorest performing market segments. The underperformance of these bonds relative to the market can be attributed primarily to their shorter effective maturities and higher credit quality. As of September 30, 2014, all of these Funds except NYV had holdings of pre-refunded bonds, with NNP having the heaviest allocation of these bonds and NAN the smallest. In addition, general obligation (GO) credits generally trailed the revenue sectors as well as the municipal market as a whole for the reporting period, although by a substantially smaller margin than the pre-refunded category. This included New York State GOs, which underperformed despite the credit upgrades in June and July 2014 mentioned earlier in this report, as well as local GOs. Some of the GOs’ underperformance can be attributed to their higher quality.

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Portfolio Manager’s Comments (continued)

We continued to monitor the ongoing economic problems of Puerto Rico for any impact on the Funds’ holdings and performance. Shareholders should note that, as of the end of this reporting period, NYV and NXK had no exposure to Puerto Rico debt, while the other four Funds had allocations of 2.5% or less, all of which was insured. These territorial bonds were originally added to our portfolios to keep assets fully invested and working for the Funds as well as to enhance diversity, duration and credit. The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). However, Puerto Rico’s continued economic weakening, escalating debt service obligations and longstanding inability to deliver a balanced budget led to multiple downgrades on its debt over the past two years. Following the latest rating reduction by Moody’s in July 2014, Puerto Rico general obligation debt was rated B2/BB+/BB (below investment grade) by Moody’s, S&P and Fitch, respectively, with negative outlooks. In late June 2014, Puerto Rico approved new legislation creating a judicial framework and formal process that would allow several of the commonwealth’s public corporations to restructure their public debt. As of September 2014, the Nuveen complex held $70.9 million in bonds backed by public corporations in Puerto Rico that could be restructured under this legislation, representing less than 0.1% of our municipal assets under management. In light of the evolving economic situation in Puerto Rico, Nuveen’s credit analysis of the commonwealth had previously considered the possibility of a default and the restructuring of public corporations and we had adjusted our portfolios to prepare for such an outcome, although no such default or restructuring has occurred to date. The Nuveen complex’s entire exposure to obligations of the government of Puerto Rico and other Puerto Rico issuers totals 0.35% of assets under management as of September 30, 2014. For the reporting period ended September 30, 2014, Puerto Rico paper underperformed the municipal market as a whole as well as the New York market. The effect on performance from their Puerto Rico holdings differed from Fund to Fund in line with the type and amount of its position, but on the whole, the small nature of our exposure helped to limit the negative impact of the underperformance.

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Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. As mentioned previously, NNY and NYV do not use regulatory leverage. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund’s net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Leverage had a positive impact on the performance of the Funds over this reporting period.

As of September 30, 2014, the Funds’ percentages of leverage are as shown in the accompanying table:

	NNY	NYV	NNP	NAN	NXK	NRK
Effective Leverage*	2.69%	5.07%	35.76%	35.62%	33.37%	35.57%
Regulatory Leverage*	0.00%	0.00%	27.16%	28.24%	27.94%	31.06%

*	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

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Fund Leverage (continued)

THE FUNDS’ REGULATORY LEVERAGE

As of September 30, 2014, the following Funds have issued and outstanding Institutional MuniFund Term Preferred (iMTP) Shares, Variable Rate MuniFund Term Preferred (VMTP) Shares and/or Variable Rate Demand Preferred (VRDP) Shares as shown in the accompanying table. As mentioned previously, NNY and NYV do not use regulatory leverage.

	iMTP Shares		VMTP Shares		VRDP Shares
	Series	Shares Issued at Liquidation Value	Series	Shares Issued at Liquidation Value	Series	Shares Issued at Liquidation Value	Total
NNP		$—	—	$—	1	$89,000,000	$89,000,000
NAN		$—	2017	$56,000,000	—	$—	$56,000,000
NXK		$—	2017	$38,000,000	—	$—	$38,000,000
NRK	2017	$79,000,000	—	$—	1	$112,300,000
		—	—	—	2	164,800,000
		—	—	—	3	161,700,000
		—	—	—	4	50,000,000
		$79,000,000		$—		$488,800,000	$567,800,000

During the current reporting period, NAN and NXK redeemed their MTP Shares with the issuance of VMTP Shares and NRK redeemed its MTP and VMTP Shares with the issuance of iMTP Shares. Refer to the Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies for further details on iMTP, MTP, VMTP and VRDP Shares and each Fund’s respective transactions.

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Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of September 30, 2014. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investments value changes.

During the current reporting period, each Fund’s monthly distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Ex-Dividend Date	NNY	NYV	NNP	NAN	NXK	NRK
October 2013	$0.0310	$0.0560	$0.0710	$0.0630	$0.0550	$0.0690
November	0.0310	0.0560	0.0710	0.0630	0.0550	0.0690
December	0.0310	0.0560	0.0710	0.0630	0.0550	0.0690
January	0.0325	0.0560	0.0710	0.0630	0.0550	0.0690
February	0.0325	0.0560	0.0710	0.0630	0.0550	0.0690
March	0.0325	0.0545	0.0710	0.0630	0.0550	0.0690
April	0.0325	0.0545	0.0710	0.0630	0.0550	0.0690
May	0.0325	0.0545	0.0710	0.0630	0.0550	0.0690
June	0.0325	0.0545	0.0710	0.0630	0.0550	0.0690
July	0.0325	0.0545	0.0710	0.0630	0.0550	0.0690
August	0.0325	0.0545	0.0710	0.0630	0.0550	0.0690
September 2014	0.0325	0.0525	0.0710	0.0630	0.0550	0.0650

Ordinary Income Distribution*	$0.0011	$0.0008	$—	$0.0003	$0.0022	$—

Market Yield**	4.02%	4.36%	6.12%	5.67%	5.01%	6.09%
Taxable-Equivalent Yield**	5.98%	6.49%	9.11%	8.44%	7.46%	9.06%

*	Distribution paid in December 2013.
**	Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.8%. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of September 30, 2014, all the Funds in this report had positive UNII balances for both financial reporting and tax purposes.

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Common Share Information (continued)

All monthly dividends paid by the Funds during the fiscal year ended September 30, 2014 were paid from net investment income. If a portion of a Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, the Funds’ shareholders would have received a notice to that effect. The composition and per share amounts of each Fund’s monthly dividends for the reporting period are presented in the Statement of Changes in Net Assets and Financial Highlights, respectively (for reporting purposes) and in Note 6 – Income Tax Information within the accompany Notes to Financial Statements (for income tax purposes), later in this report.

COMMON SHARE REPURCHASES

As of September 30, 2014, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their common shares as shown in the accompanying table.

	NNY	NYV	NNP	NAN	NXK	NRK
Common Shares Cumulatively Repurchased and Retired	—	—	27,800	—	12,500	6,800
Common Shares Authorized for Repurchase	1,520,000	235,000	1,505,000	925,000	650,000	8,760,000

During the current reporting period, NXK repurchased and retired its common shares at a weighted average price per common share and a weighted average discount per common share as shown in the accompanying table.

NXK
Common Shares Repurchased and Retired	5,300
Weighted Average Price per Common Share Repurchased and Retired	$12.22
Weighted Average Discount per Common Share Repurchased and Retired	13.40%

OTHER COMMON SHARE INFORMATION

As of September 30, 2014, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NNY	NYV	NNP	NAN	NXK	NRK
Common Share NAV	$10.08	$15.94	$15.85	$15.36	$15.12	$14.39
Common Share Price	$9.71	$14.44	$13.93	$13.33	$13.17	$12.80
Premium/(Discount) to NAV	(3.67)%	(9.41)%	(12.11)%	(13.22)%	(12.90)%	(11.05)%
12-Month Average Premium/(Discount) to NAV	(4.51)%	(8.88)%	(9.53)%	(10.58)%	(10.87)%	(8.83)%

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Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Price and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the municipal securities owned by the Fund, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like these Funds frequently trade at a discount to their net asset value (NAV). Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful. Certain aspects of the recently adopted Volcker Rule may limit the availability of tender option bonds, which are used by the Funds for leveraging and duration management purposes. The effects of this new Rule, expected to take effect in mid-2015, may make it more difficult for a Fund to maintain current or desired levels of leverage and may cause the Fund to incur additional expenses to maintain its leverage.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Inverse Floater Risk. The Funds invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal investment.

Municipal Bond Market Liquidity Risk. Inventories of municipal bonds held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease a Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal bonds, which may further decrease a Fund’s ability to buy or sell bonds. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and hurt performance.

Nuveen Investments	15

NNY

Nuveen New York Municipal Value Fund, Inc.

Performance Overview and Holding Summaries as of September 30, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of September 30, 2014

	Average Annual
	1-Year	5-Year	10-Year
NNY at Common Share NAV	8.63%	4.65%	4.56%
NNY at Common Share Price	12.76%	4.84%	5.27%
S&P Municipal Bond New York Index	7.75%	4.57%	4.73%
S&P Municipal Bond Index	8.30%	4.84%	4.77%
Lipper New York Municipal Debt Funds Classification Average	14.68%	6.43%	5.32%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation (% of net assets)
Municipal Bonds	100.0%
Floating Rate Obligations	(2.1)%
Other Assets Less Liabilities	2.1%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	20.9%
Transportation	18.2%
Education and Civic Organizations	15.5%
Utilities	11.1%
Health Care	9.5%
Tax Obligation/General	7.8%
U.S. Guaranteed	5.6%
Other Industries	11.4%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	21.5%
AA	44.1%
A	10.0%
BBB	7.3%
BB or Lower	12.9%
N/R (not rated)	4.2%

16	Nuveen Investments

NYV

Nuveen New York Municipal Value Fund 2

Performance Overview and Holding Summaries as of September 30, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of September 30, 2014

	Average Annual
	1-Year	5-Year	Since Inception[1]
NYV at Common Share NAV	9.69%	4.65%	6.65%
NYV at Common Share Price	8.12%	4.32%	4.11%
S&P Municipal Bond New York Index	7.75%	4.57%	5.64%
S&P Municipal Bond Index	8.30%	4.84%	5.99%
Lipper New York Municipal Debt Funds Classification Average	14.68%	6.43%	6.67%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation (% of net assets)
Municipal Bonds	100.6%
Other Assets Less Liabilities	(0.6)%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	24.4%
Health Care	18.9%
Education and Civic Organizations	14.7%
Housing/Multifamily	12.9%
Transportation	12.2%
Other Industries	16.9%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	18.7%
AA	39.0%
A	22.2%
BBB	8.2%
BB or Lower	7.8%
N/R (not rated)	4.1%

[1]	Since inception returns are from 4/28/09.

Nuveen Investments	17

NNP

Nuveen New York Performance Plus Municipal Fund, Inc.

Performance Overview and Holding Summaries as of September 30, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of September 30, 2014

	Average Annual
	1-Year	5-Year	10-Year
NNP at Common Share NAV	12.57%	6.02%	5.56%
NNP at Common Share Price	8.22%	4.81%	5.09%
S&P Municipal Bond New York Index	7.75%	4.57%	4.73%
S&P Municipal Bond Index	8.30%	4.84%	4.77%
Lipper New York Municipal Debt Funds Classification Average	14.68%	6.43%	5.32%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation (% of net assets)
Municipal Bonds	146.4%
Common Stocks	1.2%
Floating Rate Obligations	(10.7)%
VRDP Shares, at Liquidation Value	(37.3)%
Other Assets Less Liabilities	0.4%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	21.3%
Education and Civic Organizations	17.7%
U.S. Guaranteed	12.7%
Utilities	9.5%
Health Care	8.5%
Transportation	8.1%
Tax Obligation/General	8.1%
Other Industries	14.1%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	28.2%
AA	40.2%
A	11.3%
BBB	6.3%
BB or Lower	9.5%
N/R (not rated)	3.8%
N/A (not applicable)	0.7%

18	Nuveen Investments

NAN

Nuveen New York Dividend Advantage Municipal Fund

Performance Overview and Holding Summaries as of September 30, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of September 30, 2014

	Average Annual
	1-Year	5-Year	10-Year
NAN at Common Share NAV	12.79%	6.23%	5.54%
NAN at Common Share Price	9.29%	5.83%	4.95%
S&P Municipal Bond New York Index	7.75%	4.57%	4.73%
S&P Municipal Bond Index	8.30%	4.84%	4.77%
Lipper New York Municipal Debt Funds Classification Average	14.68%	6.43%	5.32%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation (% of net assets)
Municipal Bonds	147.1%
Floating Rate Obligations	(9.2)%
VMTP Shares, at Liquidation Value	(39.4)%
Other Assets Less Liabilities	1.5%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	20.8%
Transportation	15.2%
Education and Civic Organizations	13.0%
Tax Obligation/General	12.1%
Health Care	9.2%
Utilities	8.5%
Water and Sewer	4.3%
Other Industries	16.9%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	17.9%
AA	46.4%
A	12.2%
BBB	5.7%
BB or Lower	12.2%
N/R (not rated)	5.6%

Nuveen Investments	19

NXK

Nuveen New York Dividend Advantage Municipal Fund 2

Performance Overview and Holding Summaries as of September 30, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of September 30, 2014

	Average Annual
	1-Year	5-Year	10-Year
NXK at Common Share NAV	11.49%	5.75%	5.46%
NXK at Common Share Price	9.18%	5.28%	4.92%
S&P Municipal Bond New York Index	7.75%	4.57%	4.73%
S&P Municipal Bond Index	8.30%	4.84%	4.77%
Lipper New York Municipal Debt Funds Classification Average	14.68%	6.43%	5.32%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Municipal Bonds	147.1%
Floating Rate Obligations	(9.6)%
VMTP Shares, at Liquidation Value	(38.8)%
Other Assets Less Liabilities	1.3%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	26.5%
Education and Civic Organizations	18.4%
Transportation	15.7%
Utilities	9.6%
Health Care	7.8%
Tax Obligation/General	5.0%
Other Industries	17.0%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	26.1%
AA	34.8%
A	15.0%
BBB	6.4%
BB or Lower	12.4%
N/R (not rated)	5.3%

20	Nuveen Investments

NRK

Nuveen New York AMT-Free Municipal Income Fund

Performance Overview and Holding Summaries as of September 30, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of September 30, 2014

	Average Annual
	1-Year	5-Year	10-Year
NRK at Common Share NAV	12.48%	4.24%	4.86%
NRK at Common Share Price	11.53%	4.30%	4.84%
S&P Municipal Bond New York Index	7.75%	4.57%	4.73%
S&P Municipal Bond Index	8.30%	4.84%	4.77%
Lipper New York Municipal Debt Funds Classification Average	14.68%	6.43%	5.32%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation (% of net assets)
Municipal Bonds	150.6%
Floating Rate Obligations	(6.7)%
iMTP Shares, at Liquidation Value	(6.3)%
VRDP Shares, at Liquidation Value	(38.8)%
Other Assets Less Liabilities	1.2%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	35.0%
Education and Civic Organizations	18.6%
Transportation	9.7%
Utilities	9.0%
Health Care	6.9%
Tax Obligation/General	6.4%
U.S. Guaranteed	5.3%
Water and Sewer	5.3%
Other Industries	3.8%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	25.8%
AA	52.8%
A	10.9%
BBB	3.8%
BB or Lower	6.1%
N/R (not rated)	0.6%

Nuveen Investments	21

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on January 10, 2014, for NAN, NNP and NXK; at this meeting the shareholders were asked to vote on the election of Board Members, the approval of an Agreement and Plan of Reorganization and the Issuance of Additional Common Shares. The meeting was subsequently adjourned to February 7, 2014 and March 7, 2014 and again for NNP and NAN to April 4, 2014 and again for NAN to May 9, 2014.

The annual meeting of shareholders was held in the offices of Nuveen Investments on August 5, 2014, for NNY, NYV, NAN, NXK and NRK; at this meeting the shareholders were asked to vote to approve a new investment management agreement, to approve a new sub-advisory agreement and to elect Board Members. The meeting was subsequently adjourned for NNY, NRK, NYV and NXK to August 15, 2014 and then again for NXK to September 15, 2014.

A special meeting of shareholders was held for NNP along with several other Nuveen funds in the offices of Nuveen Investments on August 5, 2014; at this meeting the shareholders were asked to vote to approve a new investment management agreement and to approve a new sub-advisory agreement.

	NNY	NYV	NNP			NAN
	Common shares	Common shares	Common and Preferred shares voting together as a class	Preferred Shares	Common Shares	Common and Preferred shares voting together as a class	Preferred Shares
To approve an Agreement and Plan of Reorganization
For	—	—	7,690,274	890	—	2,495,284	2,495,284
Against	—	—	408,642	—	—	107,679	107,679
Abstain	—	—	493,446	—	—	79,078	79,078
Broker Non-Votes	—	—	5,384,246	—	—	2,588,784	2,588,784
Total	—	—	13,976,608	890	—	5,270,825	5,270,825
To approve the issuance of additional common shares in connection with each Reorganization.
For	—	—	—	—	4,438,183	6,921,755	2,483,572
Against	—	—	—	—	307,461	421,557	114,096
Abstain	—	—	—	—	179,704	264,077	84,373
Total	—	—	—	—	4,925,348	7,607,389	2,682,041
To approve a new investment management agreement
For	6,681,108	952,039	7,125,718	—	—	4,085,121	—
Against	318,522	52,576	215,659	—	—	150,589	—
Abstain	198,410	47,511	349,995	—	—	159,657	—
Broker Non-Votes	2,591,497	359,009	—	—	—	1,625,035	—
Total	9,789,537	1,411,135	7,691,372	—	—	6,020,402	—
To approve a new sub-advisory agreement
For	6,653,725	951,631	7,114,463	—	—	4,068,639	—
Against	316,121	54,940	225,488	—	—	156,031	—
Abstain	228,194	45,555	351,421	—	—	170,697	—
Broker Non-Votes	2,591,497	359,009	—	—	—	1,625,035	—
Total	9,789,537	1,411,135	7,691,372	—	—	6,020,402	—

22	Nuveen Investments

	NNY	NYV	NNP		NAN
	Common shares	Common shares	Common and Preferred shares voting together as a class	Preferred Shares	Common Shares	Common and Preferred shares voting together as a class	Preferred Shares
Approval of the Board Members was reached as follows:
William Adams IV
For	9,337,629	1,322,076	—	—	—	—	—
Withhold	302,812	66,406	—	—	—	—	—
Total	9,640,441	1,388,482	—	—	—	—	—
William C. Hunter
For	—	—	—	—	—	—	—
Withhold	—	—	—	—	—	—	—
Total	—	—	—	—	—	—	—
David J. Kundert
For	9,327,529	1,306,860	—	—	—	—	—
Withhold	312,912	81,622	—	—	—	—	—
Total	9,640,441	1,388,482	—	—	—	—	—
John K. Nelson
For	9,325,583	1,320,888	—	—	—	—	—
Withhold	314,858	67,594	—	—	—	—	—
Total	9,640,441	1,388,482	—	—	—	—	—
William J. Schneider
For	—	—	—	—	—	—	—
Withhold	—	—	—	—	—	—	—
Total	—	—	—	—	—	—	—
Thomas S. Schreier, Jr.
For	—	—	—	—	—	5,757,129	—
Withhold	—	—	—	—	—	263,273	—
Total	—	—	—	—	—	6,020,402	—
Terence J. Toth
For	9,324,854	1,308,050	—	—	—	—	—
Withhold	315,587	80,432	—	—	—	—	—
Total	9,640,441	1,388,482	—	—	—	—	—

Nuveen Investments	23

Shareholder Meeting Report (continued)

	NXK	NRK
	Common and Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class
To approve an Agreement and Plan of Reorganization
For	—	—	—
Against	—	—	—
Abstain	—	—	—
Broker Non-Votes	—	—	—
Total	—	—	—
To approve the issuance of additional common shares in connection with each Reorganization.
For	—	—	—
Against	—	—	—
Abstain	—	—	—
Total	—	—	—
To approve a new investment management agreement
For	3,305,437	36,855,955	—
Against	211,298	1,784,108	—
Abstain	188,357	1,908,085	—
Broker Non-Votes	1,240,476	12,419,161	—
Total	4,945,568	52,967,309	—
To approve a new sub-advisory agreement
For	3,281,813	36,757,111	—
Against	220,127	1,800,312	—
Abstain	203,152	1,990,725	—
Broker Non-Votes	1,240,476	12,419,161	—
Total	4,945,568	52,967,309	—
Approval of the Board Members was reached as follows:
William Adams IV
For	—	48,626,442	—
Withhold	—	2,633,254	—
Total	—	51,259,696	—
William C. Hunter
For	—	—	6,383
Withhold	—	—	1,030
Total	—	—	7,413
David J. Kundert
For	—	48,586,174	—
Withhold	—	2,673,522	—
Total	—	51,259,696	—
John K. Nelson
For	—	48,610,210	—
Withhold	—	2,649,486	—
Total	—	51,259,696	—
William J. Schneider
For	—	—	6,383
Withhold	—	—	1,030
Total	—	—	7,413
Thomas S. Schreier, Jr.
For	4,144,338	—	—
Withhold	283,546	—	—
Total	4,427,884	—	—
Terence J. Toth
For	—	48,602,159	—
Withhold	—	2,657,527	—
Total	—	51,259,686	—

24	Nuveen Investments

Report of Independent Registered Public Accounting Firm

To the Board of Directors/Trustees and Shareholders of

Nuveen New York Municipal Value Fund, Inc.

Nuveen New York Municipal Value Fund 2

Nuveen New York Performance Plus Municipal Fund, Inc.

Nuveen New York Dividend Advantage Municipal Fund

Nuveen New York Dividend Advantage Municipal Fund 2

Nuveen New York AMT-Free Municipal Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of Nuveen New York Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund 2, Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen New York Dividend Advantage Municipal Fund, Nuveen New York Dividend Advantage Municipal Fund 2 and Nuveen New York AMT-Free Municipal Income Fund (the “Funds”) as of September 30, 2014, and the related statements of operations, changes in net assets, and cash flows (Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen New York Dividend Advantage Municipal Fund, Nuveen New York Dividend Advantage Municipal Fund 2 and Nuveen New York AMT-Free Municipal Income Fund only) and the financial highlights for the year then ended. The statements of changes in net assets and the financial highlights for the periods presented through September 30, 2013 were audited by other auditors whose report dated November 26, 2013 expressed an unqualified opinion on those statements and those financial highlights. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of September 30, 2014, the results of their operations, the changes in their net assets, their cash flows (Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen New York Dividend Advantage Municipal Fund, Nuveen New York Dividend Advantage Municipal Fund 2 and Nuveen New York AMT-Free Municipal Income Fund only) and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
Chicago, Illinois
November 26, 2014

Nuveen Investments	25

NNY

Nuveen New York Municipal Value Fund, Inc.

Portfolio of Investments	September 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS 100.0% (100.0% of Total Investments)

	MUNICIPAL BONDS 100.0% (100.0% of Total Investments)

	Consumer Discretionary – 1.5% (1.5% of Total Investments)

$275	New York City Industrial Development Agency, New York, Liberty Revenue Bonds, IAC/InterActiveCorp, Series 2005, 5.000%, 9/01/35	9/15 at 100.00	BBB	$280,605

1,950	Seneca Nation of Indians Capital Improvements Authority, New York, Special Obligation Bonds, Series 2007A, 5.000%, 12/01/23	6/17 at 100.00	BB	2,045,160
2,225	Total Consumer Discretionary			2,325,765

	Consumer Staples – 2.1% (2.1% of Total Investments)

500	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Refunding Series 2006A-2, 5.250%, 6/01/26	6/16 at 100.00	B	485,905

875	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2006A-3, 5.000%, 6/01/35	6/16 at 100.00	B	729,785

85	New York Counties Tobacco Trust II, Tobacco Settlement Pass-Through Bonds, Series 2001, 5.250%, 6/01/25	12/14 at 100.00	A1	84,992

705	New York Counties Tobacco Trust III, Tobacco Settlement Pass-Through Bonds, Series 2003, 5.750%, 6/01/33	12/14 at 100.00	A1	704,937

35	Rensselaer Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2001A, 5.200%, 6/01/25	12/14 at 100.00	A1	33,958

	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
705	4.750%, 6/01/22	6/16 at 100.00	BBB–	700,396
345	5.000%, 6/01/26	6/16 at 100.00	BB–	338,169
240	5.125%, 6/01/42	6/16 at 100.00	B	195,082
3,490	Total Consumer Staples			3,273,224

	Education and Civic Organizations – 15.5% (15.5% of Total Investments)

275	Albany Industrial Development Agency, New York, Revenue Bonds, Albany Law School, Series 2007A, 5.000%, 7/01/31	7/17 at 100.00	BBB	284,441

415	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/37	4/17 at 100.00	BB+	411,128

1,350	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.250%, 7/15/40	1/20 at 100.00	BBB–	1,528,187

750	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Enterprise Charter School Project, Series 2011A, 7.500%, 12/01/40	12/20 at 100.00	B	777,960

90	Cattaraugus County Industrial Development Agency, New York, Revenue Bonds, St. Bonaventure	5/16 at 100.00	BBB–	93,476

	University, Series 2006, 5.000%, 5/01/23

1,175	Dormitory Authority of the State of New York, General Revenue Bonds, Manhattan College, Series 2007A, 5.000%, 7/01/41 – RAAI Insured	7/17 at 100.00	N/R	1,208,053

415	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2013A, 5.000%, 7/01/44	7/23 at 100.00	A–	457,123

1,000	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of Technology, Series 2007, 5.250%, 7/01/34 – FGIC Insured	No Opt. Call	AA–	1,170,270

505	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2004A, 5.000%, 7/01/29 – NPFG Insured	7/15 at 100.00	Aa2	520,049

525	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.250%, 7/01/30	7/20 at 100.00	A–	583,301

280	Dormitory Authority of the State of New York, Revenue Bonds, St. Joseph’s College, Series 2010, 5.250%, 7/01/35	7/20 at 100.00	Baa3	297,441

26	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$2,170	Dutchess County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bard College Refunding, Series 2007-A1, 5.000%, 8/01/46	8/17 at 100.00	Ba1	$2,183,042

300	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi University Project, Series 2013, 5.000%, 9/01/43	9/23 at 100.00	A	328,554

880	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Molloy College Project, Series 2009, 5.750%, 7/01/39	7/19 at 100.00	BBB+	954,114

	Monroe County Industrial Development Corporation, New York, Revenue Bonds, St. John Fisher College, Series 2011:
1,000	6.000%, 6/01/30	6/21 at 100.00	BBB+	1,134,460
1,000	6.000%, 6/01/34	6/21 at 100.00	BBB+	1,118,430

3,000	Monroe County Industrial Development Corporation, New York, Revenue Bonds, University of Rochester Project, Series 2011B, 5.000%, 7/01/41	7/21 at 100.00	AA–	3,303,450

245	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, St. Francis College, Series 2004, 5.000%, 10/01/34	10/14 at 100.00	A–	245,292

	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
1,500	5.000%, 1/01/39 – AMBAC Insured	1/17 at 100.00	Ba1	1,538,265
1,175	4.750%, 1/01/42 – AMBAC Insured	1/17 at 100.00	Ba1	1,197,678

	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006:
1,610	4.500%, 3/01/39 – FGIC Insured	9/16 at 100.00	BBB	1,628,692
800	4.750%, 3/01/46 – NPFG Insured	9/16 at 100.00	AA–	812,648

170	Seneca County Industrial Development Authority, New York, Revenue Bonds, New York Chiropractic College, Series 2007, 5.000%, 10/01/27	10/17 at 100.00	BBB	177,405

1,345	Tompkins County Development Corporation, New York, Revenue Bonds, Ithaca College, Series 2011, 5.375%, 7/01/41 – AGM Insured	1/21 at 100.00	A2	1,483,858

300	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010A, 5.125%, 9/01/40	9/20 at 100.00	A–	326,103
22,275	Total Education and Civic Organizations			23,763,420

	Financials – 1.4% (1.4% of Total Investments)

1,705	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2007, 5.500%, 10/01/37	No Opt. Call	A	2,091,660

	Health Care – 9.5% (9.5% of Total Investments)

990	Albany Industrial Development Agency, New York, Revenue Bonds, Saint Peter’s Hospital, Series 2008D, 5.750%, 11/15/27	11/17 at 100.00	A+	1,108,127

1,005	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/29 – FGIC Insured	2/15 at 100.00	AA–	1,018,155

995	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, New York Hospital Medical Center of Queens, Series 2007, 4.650%, 8/15/27	2/17 at 100.00	N/R	1,060,869

700	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, Montefiore Medical Center, Series 2005, 5.000%, 2/01/22 – FGIC Insured	2/15 at 100.00	AA–	710,458

350	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue Bonds, Series 2010, 5.000%, 7/01/26	7/20 at 100.00	A2	392,021

	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008:
1,060	6.500%, 12/01/21	12/18 at 100.00	Ba1	1,183,840
565	6.125%, 12/01/29	12/18 at 100.00	Ba1	601,386
1,155	6.250%, 12/01/37	12/18 at 100.00	Ba1	1,219,079

2,350	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan Kettering Cancer Center, Series 2006-1, 5.000%, 7/01/35	7/16 at 100.00	AA	2,486,864

510	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/15 – AGM Insured	2/15 at 100.00	AA	515,738

Nuveen Investments	27

NNY	Nuveen New York Municipal Value Fund, Inc.
	Portfolio of Investments (continued)	September 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$2,100	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2011A, 6.000%, 7/01/40	7/20 at 100.00	A–	$2,368,947

290	Livingston County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Nicholas H. Noyes Hospital, Series 2005, 6.000%, 7/01/30	1/15 at 100.00	BB	290,229

	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Oneida Health System, Series 2007A:
280	5.250%, 2/01/27	2/17 at 100.00	BB+	283,850
260	5.500%, 2/01/32	2/17 at 100.00	BB+	263,957

295	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%, 7/01/28	7/21 at 100.00	BBB+	323,249

500	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001A, 7.125%, 7/01/31	1/15 at 100.00	B+	500,780

155	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001B, 7.125%, 7/01/31	1/15 at 100.00	B+	155,242
13,560	Total Health Care			14,482,791

	Housing/Multifamily – 1.7% (1.7% of Total Investments)

270	East Syracuse Housing Authority, New York, FHA-Insured Section 8 Assisted Revenue Refunding Bonds, Bennett Project, Series 2001A, 6.700%, 4/01/21	10/14 at 100.00	AA	270,842

1,000	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2009C-1, 5.500%, 11/01/34	5/19 at 100.00	AA+	1,072,850

1,250	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2009M, 5.150%, 11/01/45	5/19 at 100.00	AA+	1,315,800
2,520	Total Housing/Multifamily			2,659,492

	Housing/Single Family – 0.6% (0.6% of Total Investments)

925	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 130, 4.650%, 4/01/27 (Alternative Minimum Tax)	4/15 at 100.00	Aa1	929,773

	Long-Term Care – 1.9% (1.9% of Total Investments)

435	Dormitory Authority of the State of New York, GNMA Collateralized Revenue Bonds, Cabrini of Westchester Project, Series 2006, 5.200%, 2/15/41	2/17 at 103.00	AA+	460,674

270	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31	11/16 at 100.00	B1	260,369

135	Dormitory Authority of the State of New York, Revenue Bonds, Providence Rest, Series 2005, 5.000%, 7/01/35 – ACA Insured	7/15 at 100.00	N/R	134,816

610	Erie County Industrial Development Agency, New York, Revenue Bonds, Orchard Park CCRC Inc. Project, Series 2006A, 6.000%, 11/15/36	11/16 at 100.00	N/R	620,449

100	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2000, 8.125%, 7/01/19	1/15 at 100.00	N/R	100,197

195	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2001A-1, 7.250%, 7/01/16	1/15 at 100.00	N/R	195,786

640	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1, 5.500%, 7/01/18	7/16 at 101.00	N/R	628,774

235	Suffolk County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008-B1, 5.800%, 7/01/23	7/16 at 101.00	N/R	236,194

225	Yonkers Industrial Development Agency, New York, Civic Facilities Revenue Bonds, Special Needs Facilities Pooled Program Bonds, Series 2008-C1, 5.800%, 7/01/23	7/16 at 101.00	N/R	218,833
2,845	Total Long-Term Care			2,856,092

	Tax Obligation/General – 7.8% (7.8% of Total Investments)

4,760	New York City, New York, General Obligation Bonds, Fiscal 2008 Series D, 5.125%, 12/01/25	12/17 at 100.00	AA	5,344,766

1,000	New York City, New York, General Obligation Bonds, Fiscal 2014 Series A-1, 5.000%, 8/01/26	8/23 at 100.00	AA	1,180,350

2,000	New York City, New York, General Obligation Bonds, Fiscal 2015 Series A, 5.000%, 8/01/31	8/24 at 100.00	AA	2,337,520

28	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$35	New York City, New York, General Obligation Bonds, Fiscal Series 2005F-1, 5.000%, 9/01/19 – SYNCORA GTY Insured	9/15 at 100.00	AA	$36,540

2,795	New York City, New York, General Obligation Bonds, Fiscal Series 2007A, 5.000%, 8/01/25	8/16 at 100.00	AA	3,011,501
10,590	Total Tax Obligation/General			11,910,677

	Tax Obligation/Limited – 20.9% (20.9% of Total Investments)

395	Dormitory Authority of the State of New York, Department of Health Revenue Bonds, Series 2005A, 5.250%, 7/01/24 – CIFG Insured	7/15 at 100.00	AA	409,354

	Dormitory Authority of the State of New York, Second General Resolution Consolidated Revenue Bonds, City University System, Series 1993A:
820	5.750%, 7/01/18	No Opt. Call	AA	892,800
1,400	6.000%, 7/01/20	No Opt. Call	AA	1,669,584

6,290	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012D, 5.000%, 2/15/37	No Opt. Call	AAA	7,039,263

1,500	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2009B, 5.000%, 11/15/34	11/19 at 100.00	AA	1,703,400

560	Monroe Newpower Corporation, New York, Power Facilities Revenue Bonds, Series 2003, 5.500%, 1/01/34	1/15 at 100.00	A–	561,288

1,200	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2007S-2, 5.000%, 1/15/28 – FGIC Insured	1/17 at 100.00	Aa2	1,297,908

1,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2009-S5, 5.250%, 1/15/39	1/19 at 100.00	Aa2	1,694,205

1,680	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38	5/23 at 100.00	AAA	1,898,014

1,225	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2014 Series D-1, 5.000%, 2/01/35	2/24 at 100.00	AAA	1,405,418

2,100	New York State Environmental Facilities Corporation, State Personal Income Tax Revenue Bonds, Series 2008A, 5.000%, 12/15/27 (UB)	12/17 at 100.00	AAA	2,336,460

765	New York State Housing Finance Agency, State Personal Income Tax Revenue Bonds, Economic Development and Housing, Series 2006A, 5.000%, 3/15/36	9/15 at 100.00	AAA	795,860

865	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B, 5.000%, 4/01/21 – AMBAC Insured	10/15 at 100.00	AA+	906,373

1,175	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2007, 5.000%, 4/01/27	10/17 at 100.00	AA+	1,295,790

2,450	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2005B, 5.500%, 4/01/20 – AMBAC Insured (UB) (4)	No Opt. Call	AA+	2,970,846

600	New York State Urban Development Corporation, Special Project Revenue Bonds, University Facilities Grants, Series 1995, 5.875%, 1/01/21	No Opt. Call	AA	731,028

20,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/43 – NPFG Insured	No Opt. Call	AA–	3,179,600

1,000	Sales Tax Asset Receivable Corporation of New York City, New York, Sales Tax Asset Revenue Bonds, Fiscal 2015 Series A, 5.000%, 10/15/29 (WI/DD, Settling 10/15/14)	10/24 at 100.00	AAA	1,213,360
45,525	Total Tax Obligation/Limited			32,000,551

	Transportation – 18.2% (18.2% of Total Investments)

3,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2008A, 5.250%, 11/15/36	11/17 at 100.00	AA–	3,308,760

3,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2012E, 5.000%, 11/15/42	No Opt. Call	AA–	3,851,470

1,100	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013E, 5.000%, 11/15/31	11/23 at 100.00	AA–	1,253,241

2,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2014B, 5.250%, 11/15/38	5/24 at 100.00	AA–	2,298,820

Nuveen Investments	29

NNY	Nuveen New York Municipal Value Fund, Inc.
	Portfolio of Investments (continued)	September 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Transportation (continued)

$1,500	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007, 5.875%, 10/01/46 (5)	10/17 at 102.00	N/R		$555,000

1,600	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)	12/14 at 100.00	BB		1,599,984

1,000	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, JFK Airport – American Airlines Inc., Series 2002B, 8.500%, 8/01/28 (Alternative Minimum Tax)	2/16 at 100.00	N/R		1,043,420

700	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, Terminal One Group JFK Project, Series 2005, 5.500%, 1/01/24 (Alternative Minimum Tax)	1/16 at 100.00	A3		737,800

1,000	New York City Industrial Development Agency, New York, Special Facility Revenue Bonds, JetBlue Airways Corporation Project, Series 2006, 5.125%, 5/15/30 (Alternative Minimum Tax)	11/14 at 100.00	B		1,000,120

660	New York Liberty Development Corporation, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+		725,201

55	New York State Thruway Authority, General Revenue Bonds, Series 2005F, 5.000%, 1/01/30 – AMBAC Insured	1/15 at 100.00	A		55,551

400	New York State Thruway Authority, General Revenue Bonds, Series 2005G, 5.000%, 1/01/30 – AGM Insured	7/15 at 100.00	AA		412,520

4,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Forth Series 2014, 5.000%, 9/01/35	9/24 at 100.00	AA–		4,657,638

	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005:
1,000	5.000%, 12/01/28 – SYNCORA GTY Insured	6/15 at 101.00	AA–		1,037,528
435	5.000%, 12/01/31 – SYNCORA GTY Insured	6/15 at 101.00	AA–		451,286

325	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 17.814%, 8/15/32 – AGM Insured (IF)	8/17 at 100.00	AA		459,329

1,575	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/43	12/23 at 100.00	AA–		1,784,633

	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
225	6.500%, 12/01/28	12/15 at 100.00	BBB		238,658
1,160	6.000%, 12/01/36	12/20 at 100.00	BBB		1,351,771

780	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2002E, 5.500%, 11/15/20 – NPFG Insured	No Opt. Call	AA–		958,090
26,015	Total Transportation				27,780,820

	U.S. Guaranteed – 5.6% (5.6% of Total Investments) (6)

1,825	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, St. Luke’s Roosevelt Hospital, Series 2005, 4.900%, 8/15/31 (Pre-refunded 8/15/15)	8/15 at 100.00	N/R	(6)	1,901,358

870	Dormitory Authority of the State of New York, Judicial Facilities Lease Revenue Bonds, Suffolk County Issue, Series 1986, 7.375%, 7/01/16 (ETM)	No Opt. Call	Aaa		942,341

	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F:
260	5.000%, 3/15/21 (Pre-refunded 3/15/15) – AGM Insured	3/15 at 100.00	Aa1	(6)	265,845
15	5.000%, 3/15/21 (Pre-refunded 3/15/15) – AGM Insured	3/15 at 100.00	AAA		15,337

265	Hempstead Town Industrial Development Agency, New York, Revenue Bonds, Adelphi University, Civic Facility Project, Series 2005, 5.000%, 10/01/35 (Pre-refunded 10/01/15)	10/15 at 100.00	A	(6)	277,943

30	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed (6) (continued)

$1,690	New York City Housing Development Corporation, New York, Capital Fund Program Revenue Bonds, New York Housing Authority Program, Series 2005A, 5.000%, 7/01/25 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	AA+	(6)	$1,752,226

	New York City, New York, General Obligation Bonds, Fiscal Series 2004E:
375	5.000%, 11/01/19 (Pre-refunded 11/01/14) – AGM Insured	11/14 at 100.00	AA	(6)	376,575
625	5.000%, 11/01/19 (Pre-refunded 11/01/14) – AGM Insured	11/14 at 100.00	AA	(6)	627,569

1,965	New York City, New York, General Obligation Bonds, Fiscal Series 2005F-1, 5.000%, 9/01/19 (Pre-refunded 9/01/15) – SYNCORA GTY Insured	9/15 at 100.00	Aa2	(6)	2,053,111

75	New York State Housing Finance Agency, State Personal Income Tax Revenue Bonds, Economic Development and Housing, Series 2006A, 5.000%, 3/15/36 (Pre-refunded 9/15/15)	9/15 at 100.00	N/R	(6)	78,503

110	New York State Thruway Authority, General Revenue Bonds, Series 2005F, 5.000%, 1/01/30 (Pre-refunded 1/01/15) – AMBAC Insured	1/15 at 100.00	A2	(6)	111,366

135	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B, 5.000%, 4/01/21 (Pre-refunded 10/01/15) – AMBAC Insured	10/15 at 100.00	N/R	(6)	141,593
8,210	Total U.S. Guaranteed				8,543,767

	Utilities – 11.1% (11.1% of Total Investments)

1,000	Chautauqua County Industrial Development Agency, New York, Exempt Facility Revenue Bonds, NRG Dunkirk Power Project, Series 2009, 5.875%, 4/01/42	2/20 at 100.00	Baa3		1,093,700

90	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB		99,385

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
1,500	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	AA–		1,603,395
1,500	5.000%, 12/01/24 – FGIC Insured	6/16 at 100.00	AA–		1,601,580

250	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B, 5.000%, 12/01/35 – CIFG Insured	6/16 at 100.00	A–		263,878

400	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/38	5/21 at 100.00	A–		437,348

1,250	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A, 5.000%, 9/01/37	No Opt. Call	A–		1,363,775

1,000	Nassau County Industrial Development Authority, New York, Keyspan Glenwood Energy Project, Series 2003, 5.250%, 6/01/27 (Alternative Minimum Tax)	12/14 at 100.00	A–		1,003,840

2,490	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2012A, 5.250%, 11/01/42	No Opt. Call	BB+		2,549,984

25	Power Authority of the State of New York, General Revenue Bonds, Series 2006A, 5.000%, 11/15/19 – FGIC Insured	11/15 at 100.00	Aa2		26,354

535	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (Alternative Minimum Tax)	1/15 at 100.00	N/R		535,005

	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE:
4,440	5.000%, 12/15/34	12/23 at 100.00	AAA		5,186,630
1,100	5.000%, 12/15/41	12/23 at 100.00	AAA		1,261,040
15,580	Total Utilities				17,025,914

Nuveen Investments	31

NNY	Nuveen New York Municipal Value Fund, Inc.
	Portfolio of Investments (continued)	September 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer – 2.2% (2.2% of Total Investments)

$2,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Fiscal 2009 Series 2008A, 5.750%, 6/15/40	No Opt. Call	AAA	$2,302,280

1,000	New York State Environmental Facilities Corporation, Revenue Bonds, State Revolving Funds Master Financing, Series 2012B, 5.000%, 2/15/42	2/22 at 100.00	AAA	1,123,320
3,000	Total Water and Sewer			3,425,600
$158,465	Total Long-Term Investments (cost $143,505,026)			153,069,546
	Floating Rate Obligations – (2.1)%			(3,255,000)
	Other Assets Less Liabilities – 2.1%			3,272,275
	Net Assets Applicable to Common Shares – 100%			$153,086,821

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(5)	On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.875% to 2.350%.

(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(ETM)	Escrowed to maturity.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

32	Nuveen Investments

NYV

Nuveen New York Municipal Value Fund 2

Portfolio of Investments	September 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS 100.6% (100.0% of Total Investments)

	MUNICIPAL BONDS 100.6% (100.0% of Total Investments)

	Consumer Staples – 4.2% (4.1% of Total Investments)

$1,350	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	Baa1	$1,561,545

	Education and Civic Organizations – 14.7% (14.7% of Total Investments)

1,200	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/37	4/17 at 100.00	BB+	1,188,804

380	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Enterprise Charter School Project, Series 2011A, 6.000%, 12/01/19	No Opt. Call	B	393,323

100	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2013A, 5.000%, 7/01/44	7/23 at 100.00	A–	110,150

1,000	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2007, 5.000%, 7/01/37	7/17 at 100.00	Aa2	1,098,150

1,000	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	Aa1	1,133,370

100	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi University Project, Series 2013, 5.000%, 9/01/38	9/23 at 100.00	A	110,879

4,895	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 0.000%, 3/01/40 – AGC Insured	No Opt. Call	AA	1,490,381
8,675	Total Education and Civic Organizations			5,525,057

	Financials – 1.0% (1.0% of Total Investments)

300	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2007, 5.500%, 10/01/37	No Opt. Call	A	368,034

	Health Care – 19.1% (18.9% of Total Investments)

290	Albany Capital Resource Corporation, New York, St. Peter’s Hospital Project, Series 2011, 6.000%, 11/15/25	11/20 at 100.00	A+	337,589

700	Delaware County Hospital Authority, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006, 5.000%, 8/01/24	8/16 at 100.00	A3	744,716

50	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue Bonds, Series 2010, 5.000%, 7/01/26	7/20 at 100.00	A2	56,003

	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008:
285	6.500%, 12/01/21	12/18 at 100.00	Ba1	318,297
140	6.125%, 12/01/29	12/18 at 100.00	Ba1	149,016
245	6.250%, 12/01/37	12/18 at 100.00	Ba1	258,593

1,500	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2006B, 5.000%, 11/01/34	11/16 at 100.00	A3	1,559,415

1,500	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2009A, 5.500%, 5/01/37	5/19 at 100.00	A	1,663,920

1,010	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2007B, 5.625%, 7/01/37	7/17 at 100.00	A–	1,104,284

725	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37	11/17 at 100.00	A	784,138

160	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001B, 7.125%, 7/01/31	1/15 at 100.00	B+	160,250
6,605	Total Health Care			7,136,221

Nuveen Investments	33

NYV	Nuveen New York Municipal Value Fund 2
	Portfolio of Investments (continued)	September 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily – 12.9% (12.9% of Total Investments)

$1,500	New York City Housing Development Corporation, New York, FNMA Backed Progress of Peoples Development Multifamily Rental Housing Revenue Bonds, Series 2005B, 4.950%, 5/15/36 (Alternative Minimum Tax)	11/15 at 100.00	AA+	$1,512,525

1,800	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2004-H2, 5.125%, 11/01/34 (Alternative Minimum Tax)	11/14 at 100.00	AA+	1,801,440

1,000	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2009A, 5.250%, 11/01/41	5/19 at 100.00	Aa2	1,060,250

450	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2009B, 4.500%, 11/01/29	5/19 at 100.00	Aa2	472,896
4,750	Total Housing/Multifamily			4,847,111

	Long-Term Care – 0.4% (0.4% of Total Investments)

150	Erie County Industrial Development Agency, New York, Revenue Bonds, Orchard Park CCRC Inc. Project, Series 2006A, 6.000%, 11/15/36	11/16 at 100.00	N/R	152,570

	Tax Obligation/General – 4.3% (4.3% of Total Investments)

1,000	New York City, New York, General Obligation Bonds, Fiscal 2015 Series A, 5.000%, 8/01/32	8/24 at 100.00	AA	1,162,280

400	Yonkers, New York, General Obligation Bonds, Series 2011A, 5.000%, 10/01/24 – AGM Insured	10/21 at 100.00	AA	449,652
1,400	Total Tax Obligation/General			1,611,932

	Tax Obligation/Limited – 24.6% (24.4% of Total Investments)

1,200	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Education Series 2009A, 5.000%, 3/15/38	3/19 at 100.00	AAA	1,354,944

560	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2013A, 5.000%, 2/15/43	2/23 at 100.00	AAA	627,189

1,200	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.750%, 12/01/34	12/19 at 100.00	BBB+	1,325,112

1,710	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%, 2/15/47	2/17 at 100.00	A	1,811,878

1,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2009-S5, 5.250%, 1/15/39	1/19 at 100.00	Aa2	1,694,205

300	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2014 Series D-1, 5.000%, 2/01/35	2/24 at 100.00	AAA	344,184

25	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Lien Series 2011C, 5.500%, 11/01/35	11/20 at 100.00	AAA	29,761

1,000	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 09-6W, 13.241%, 3/15/37 (IF) (4)	3/17 at 100.00	AAA	1,262,320

750	Sales Tax Asset Receivable Corporation of New York City, New York, Sales Tax Asset Revenue Bonds, Fiscal 2005 Series A, 5.000%, 10/15/26 – AGM Insured	10/14 at 100.00	AAA	753,068
8,245	Total Tax Obligation/Limited			9,202,661

	Transportation – 12.3% (12.2% of Total Investments)

1,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 2013A, 5.000%, 1/15/42 – AGM Insured	1/24 at 100.00	AA	1,084,830

	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005:
185	7.500%, 8/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R	194,663
500	7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	N/R	550,495

2,000	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007, 5.750%, 10/01/37 (5)	10/17 at 100.00	N/R	740,000

155	New York Liberty Development Corporation, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	170,312

	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
180	6.500%, 12/01/28	12/15 at 100.00	BBB	190,926
140	6.000%, 12/01/36	12/20 at 100.00	BBB	163,145

34	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Transportation (continued)

$1,325	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Series 2008A, 5.000%, 11/15/33	5/18 at 100.00	AA–	$1,495,925
5,485	Total Transportation			4,590,296

	Utilities – 4.5% (4.5% of Total Investments)

25	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	27,607

605	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2012A, 5.250%, 11/01/42	No Opt. Call	BB+	619,574

905	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE, 5.000%, 12/15/41	12/23 at 100.00	AAA	1,037,492
1,535	Total Utilities			1,684,673

	Water and Sewer – 2.6% (2.6% of Total Investments)

900	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2012 Series BB, 5.000%, 6/15/44	12/21 at 100.00	AA+	992,232
$39,395	Total Long-Term Investments (cost $33,282,310)			37,672,332
	Other Assets Less Liabilities – (0.6)%			(217,025)
	Net Assets Applicable to Common Shares – 100%			$37,455,307

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(5)	On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.750% to 2.300%.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	35

NNP

Nuveen New York Performance Plus Municipal Fund, Inc.
Portfolio of Investments	September 30, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS 147.6% (100.0% of Total Investments)

	MUNICIPAL BONDS – 146.4% (99.2% of Total Investments)

	Consumer Discretionary – 0.3% (0.2% of Total Investments)

$685	New York City Industrial Development Agency, New York, Liberty Revenue Bonds, IAC/InterActiveCorp, Series 2005, 5.000%, 9/01/35	9/15 at 100.00	BBB	$698,960

	Consumer Staples – 3.1% (2.1% of Total Investments)

1,000	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Refunding Series 2006A-2, 5.250%, 6/01/26	6/16 at 100.00	B	971,810

1,450	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2006A-3, 5.000%, 6/01/35	6/16 at 100.00	B	1,209,358

175	New York Counties Tobacco Trust II, Tobacco Settlement Pass-Through Bonds, Series 2001, 5.250%, 6/01/25	12/14 at 100.00	A1	174,984

470	New York Counties Tobacco Trust III, Tobacco Settlement Pass-Through Bonds, Series 2003, 5.750%, 6/01/33	12/14 at 100.00	A1	469,958

90	Rensselaer Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2001A, 5.200%, 6/01/25	12/14 at 100.00	A1	87,320

	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
1,855	4.750%, 6/01/22	6/16 at 100.00	BBB–	1,842,887
930	5.000%, 6/01/26	6/16 at 100.00	BB–	911,586
500	5.000%, 6/01/34	6/16 at 100.00	B	414,455
1,580	5.125%, 6/01/42	6/16 at 100.00	B	1,284,287
8,050	Total Consumer Staples			7,366,645

	Education and Civic Organizations – 26.2% (17.7% of Total Investments)

655	Albany Industrial Development Agency, New York, Revenue Bonds, Albany Law School, Series 2007A, 5.000%, 7/01/31	7/17 at 100.00	BBB	677,486

925	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/37	4/17 at 100.00	BB+	916,370

1,000	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.375%, 7/15/43	1/20 at 100.00	BBB–	1,133,430

1,630	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Enterprise Charter School Project, Series 2011A, 7.500%, 12/01/40	12/20 at 100.00	B	1,690,766

90	Cattaraugus County Industrial Development Agency, New York, Revenue Bonds, St. Bonaventure University, Series 2006, 5.000%, 5/01/23	5/16 at 100.00	BBB–	93,476

2,815	Dormitory Authority of the State of New York, General Revenue Bonds, Manhattan College, Series 2007A, 5.000%, 7/01/41 – RAAI Insured	7/17 at 100.00	N/R	2,894,186

2,120	Dormitory Authority of the State of New York, General Revenue Bonds, New York University, Series 2001-1, 5.500%, 7/01/20 – AMBAC Insured	No Opt. Call	AA–	2,556,487

870	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2013A, 5.000%, 7/01/44	7/23 at 100.00	A–	958,305

1,000	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of Technology, Series 2007, 5.250%, 7/01/29 – FGIC Insured	No Opt. Call	AA–	1,166,860

1,215	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2004A, 5.000%, 7/01/29 – NPFG Insured	7/15 at 100.00	Aa2	1,251,207

1,000	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2012A, 5.000%, 7/01/37	7/22 at 100.00	Aa2	1,123,770

2,615	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2013A, 5.000%, 7/01/27	7/23 at 100.00	Aa3	3,092,185

36	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$2,500	Dormitory Authority of the State of New York, Revenue Bonds, Columbia University, Series 2011A, 5.000%, 10/01/41	4/21 at 100.00	AAA	$2,864,900

2,100	Dormitory Authority of the State of New York, Revenue Bonds, Marymount Manhattan College, Series 2009, 5.250%, 7/01/29	7/19 at 100.00	Baa2	2,209,221

875	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.250%, 7/01/30	7/20 at 100.00	A–	972,169

5,000	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2007, 5.000%, 7/01/32 – AMBAC Insured	7/17 at 100.00	AA–	5,510,750

290	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2009A, 5.000%, 7/01/39	7/19 at 100.00	AA–	330,101

7,000	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	Aa1	7,933,590

640	Dormitory Authority of the State of New York, Revenue Bonds, St. Joseph’s College, Series 2010, 5.250%, 7/01/35	7/20 at 100.00	Baa3	679,866

925	Dutchess County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bard College Project, Series 2007-A2, 4.500%, 8/01/36	8/17 at 100.00	Ba1	901,089

3,880	Dutchess County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bard College Refunding, Series 2007-A1, 5.000%, 8/01/46	8/17 at 100.00	Ba1	3,903,319

630	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi University Project, Series 2013, 5.000%, 9/01/38	9/23 at 100.00	A	698,538

1,885	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Molloy College Project, Series 2009, 5.750%, 7/01/39	7/19 at 100.00	BBB+	2,043,755

1,260	Madison County Capital Resource Corporation, New York, Revenue Bonds, Colgate University Project, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	AA	1,402,393

580	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, St. Francis College, Series 2004, 5.000%, 10/01/34	10/14 at 100.00	A–	580,690

	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
2,515	5.000%, 1/01/39 – AMBAC Insured	1/17 at 100.00	Ba1	2,579,158
2,300	4.750%, 1/01/42 – AMBAC Insured	1/17 at 100.00	Ba1	2,344,390
400	5.000%, 1/01/46 – AMBAC Insured	1/17 at 100.00	Ba1	409,508

	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006:
3,855	4.500%, 3/01/39 – FGIC Insured	9/16 at 100.00	BBB	3,899,757
1,000	4.750%, 3/01/46 – NPFG Insured	9/16 at 100.00	AA–	1,015,810

420	Seneca County Industrial Development Authority, New York, Revenue Bonds, New York Chiropractic College, Series 2007, 5.000%, 10/01/27	10/17 at 100.00	BBB	438,295

1,750	St. Lawrence County Industrial Development Agency Civic Development Corporation, New York, Revenue Bonds, Clarkson University Project, Series 2012A, 5.000%, 9/01/41	3/22 at 100.00	A3	1,920,783

1,425	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010A, 5.125%, 9/01/40	9/20 at 100.00	A–	1,548,989

660	Yonkers Industrial Development Agency, New York, Civic Facility Revenue Bonds, Sarah Lawrence College Project, Series 2001A Remarketed, 6.000%, 6/01/41	6/19 at 100.00	BBB	727,934
57,825	Total Education and Civic Organizations			62,469,533

	Financials – 3.1% (2.1% of Total Investments)

3,380	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	4,011,249

2,740	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2007, 5.500%, 10/01/37	No Opt. Call	A	3,361,377
6,120	Total Financials			7,372,626

Nuveen Investments	37

NNP	Nuveen New York Performance Plus Municipal Fund, Inc.
	Portfolio of Investments (continued)	September 30, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Health Care – 12.6% (8.5% of Total Investments)

$1,000	Dormitory Authority of the State of New York , Revenue Bonds, NYU Hospitals Center, Refunding Series 2007A, 5.000%, 7/01/36	7/17 at 100.00	A–	$1,044,070

1,235	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/29 – FGIC Insured	2/15 at 100.00	AA–	1,251,166

1,700	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, Montefiore Medical Center, Series 2005, 5.000%, 2/01/22 – FGIC Insured	2/15 at 100.00	AA–	1,725,398

350	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue Bonds, Series 2010, 5.000%, 7/01/26	7/20 at 100.00	A2	392,021

	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008:
2,210	6.500%, 12/01/21	12/18 at 100.00	Ba1	2,468,194
1,205	6.125%, 12/01/29	12/18 at 100.00	Ba1	1,282,602
2,495	6.250%, 12/01/37	12/18 at 100.00	Ba1	2,633,423

5,590	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan Kettering Cancer Center, Series 2006, 5.000%, 7/01/35 (UB)	7/16 at 100.00	AA	5,915,562

935	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/15 – AGM Insured	2/15 at 100.00	AA	945,519

1,800	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2005A, 5.000%, 11/01/34	11/16 at 100.00	A	1,872,414

3,750	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2011A, 6.000%, 7/01/40	7/20 at 100.00	A–	4,230,263

500	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest System Inc, Series 2010A, 5.750%, 7/01/30	7/20 at 100.00	A–	566,200

	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Oneida Health System, Series 2007A:
710	5.250%, 2/01/27	2/17 at 100.00	BB+	719,763
625	5.500%, 2/01/32	2/17 at 100.00	BB+	634,513

2,730	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%, 7/01/28	7/21 at 100.00	BBB+	2,991,425

1,100	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001A, 7.125%, 7/01/31	1/15 at 100.00	B+	1,101,716

290	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001B, 7.125%, 7/01/31	1/15 at 100.00	B+	290,452
28,225	Total Health Care			30,064,701

	Housing/Multifamily – 2.6% (1.8% of Total Investments)

5	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2002A, 5.500%, 11/01/34 (Alternative Minimum Tax)	11/14 at 100.00	AA+	5,018

345	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2010D-1A, 5.000%, 11/01/42	5/20 at 100.00	AA+	363,606

2,000	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2007B, 5.300%, 11/01/37 (Alternative Minimum Tax)	11/17 at 100.00	Aa2	2,063,560

2,000	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2010A, 5.000%, 11/01/42	5/20 at 100.00	Aa2	2,119,200

690	New York State Housing Finance Agency, Affordable Housing Revenue, Series 2007A, 5.250%, 11/01/38 (Alternative Minimum Tax)	11/17 at 100.00	Aa2	708,326

970	New York State Housing Finance Agency, Secured Mortgage Program Multifamily Housing Revenue Bonds, Series 1999I, 6.200%, 2/15/20 (Alternative Minimum Tax)	2/15 at 100.00	Aa1	972,406
6,010	Total Housing/Multifamily			6,232,116

	Housing/Single Family – 0.9% (0.6% of Total Investments)

2,230	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 130, 4.650%, 4/01/27 (Alternative Minimum Tax)	4/15 at 100.00	Aa1	2,241,507

38	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Long-Term Care – 3.5% (2.4% of Total Investments)

$1,070	Dormitory Authority of the State of New York, GNMA Collateralized Revenue Bonds, Cabrini of Westchester Project, Series 2006, 5.200%, 2/15/41	2/17 at 103.00	AA+	$1,133,151

645	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31	11/16 at 100.00	B1	621,993

	Dormitory Authority of the State of New York, Revenue Bonds, Providence Rest, Series 2005:
50	5.125%, 7/01/30 – ACA Insured	7/15 at 100.00	N/R	50,108
425	5.000%, 7/01/35 – ACA Insured	7/15 at 100.00	N/R	424,422

1,615	East Rochester Housing Authority, New York, Senior Living Revenue Bonds, Woodland Village Project, Series 2006, 5.500%, 8/01/33	8/16 at 101.00	N/R	1,630,972

1,295	Erie County Industrial Development Agency, New York, Revenue Bonds, Orchard Park CCRC Inc. Project, Series 2006A, 6.000%, 11/15/36	11/16 at 100.00	N/R	1,317,183

140	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2000, 8.125%, 7/01/19	1/15 at 100.00	N/R	140,276

495	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2001A-1, 7.250%, 7/01/16	1/15 at 100.00	N/R	496,995

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1:
1,525	5.500%, 7/01/18	7/16 at 101.00	N/R	1,498,252
755	5.800%, 7/01/23	7/16 at 101.00	N/R	734,305

340	Suffolk County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008-B1, 5.800%, 7/01/23	7/16 at 101.00	N/R	341,727
8,355	Total Long-Term Care			8,389,384

	Tax Obligation/General – 11.9% (8.1% of Total Investments)

10,000	New York City, New York, General Obligation Bonds, Fiscal 2007 Series D-1, 5.125%, 12/01/26 (UB)	12/17 at 100.00	AA	11,211,900

400	New York City, New York, General Obligation Bonds, Fiscal 2009 Series E, 5.000%, 8/01/28	8/19 at 100.00	AA	460,592

3,000	New York City, New York, General Obligation Bonds, Fiscal 2014 Series A-1, 5.000%, 8/01/26	8/23 at 100.00	AA	3,541,050

5,000	New York City, New York, General Obligation Bonds, Fiscal 2015 Series B, 5.000%, 8/01/30	8/24 at 100.00	AA	5,871,700

5	New York City, New York, General Obligation Bonds, Fiscal Series 2004C, 5.250%, 8/15/16	2/15 at 100.00	AA	5,021

50	New York City, New York, General Obligation Bonds, Fiscal Series 2005F-1, 5.000%, 9/01/19 – SYNCORA GTY Insured	9/15 at 100.00	AA	52,200

20	New York City, New York, General Obligation Bonds, Fiscal Series 2006J-1, 5.000%, 6/01/25 (UB)	6/16 at 100.00	AA	21,436

1,915	New York City, New York, General Obligation Bonds, Subseries G-1 Fiscal Series 2012, 5.000%, 4/01/28	No Opt. Call	AA	2,229,998

3,125	New York City, New York, General Obligation Bonds, Tender Option Bond Trust 3324, 18.395%, 3/01/21 (IF) (4)	No Opt. Call	AA	4,967,625
23,515	Total Tax Obligation/General			28,361,522

	Tax Obligation/Limited – 31.4% (21.3% of Total Investments)

1,000	Dormitory Authority of the State of New York, Revenue Bonds, Mental Health Services Facilities Improvements, Series 2005D-1, 5.000%, 8/15/23 – NPFG Insured	2/15 at 100.00	AA	1,017,500

2,500	Dormitory Authority of the State of New York, Revenue Bonds, State University Educational Facilities, Series 1993A, 5.875%, 5/15/17 – FGIC Insured	No Opt. Call	AA	2,745,400

980	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2011C, 5.000%, 3/15/41	3/21 at 100.00	AAA	1,082,479

1,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012D, 5.000%, 2/15/33	No Opt. Call	AAA	1,133,180

2,580	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2014C. Group C, 5.000%, 3/15/44	3/24 at 100.00	AAA	2,912,562

4,700	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	5,430,709

Nuveen Investments	39

NNP	Nuveen New York Performance Plus Municipal Fund, Inc.
	Portfolio of Investments (continued)	September 30, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$500	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%, 2/15/47	2/17 at 100.00	A	$529,790

2,175	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A, 5.750%, 7/01/18	No Opt. Call	AA	2,554,994

1,680	Monroe Newpower Corporation, New York, Power Facilities Revenue Bonds, Series 2003, 5.500%, 1/01/34	1/15 at 100.00	A–	1,683,864

3,100	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2007S-2, 5.000%, 1/15/28 – FGIC Insured	1/17 at 100.00	Aa2	3,352,929

1,870	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2013S-1, 5.000%, 7/15/31	No Opt. Call	Aa2	2,148,368

1,915	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2012 Series E-1, 5.000%, 2/01/37	2/22 at 100.00	AAA	2,160,752

1,570	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series F-1, 5.000%, 2/01/29	No Opt. Call	AAA	1,823,257

3,900	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38	5/23 at 100.00	AAA	4,406,103

2,600	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2014 Series D-1, 5.000%, 2/01/35	2/24 at 100.00	AAA	2,982,928

2,400	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Tender Option Bond Trust 3545, 13.963%, 5/01/32 (IF)	5/19 at 100.00	AAA	3,331,992

2,500	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Lien Series 2011C, 5.500%, 11/01/35	11/20 at 100.00	AAA	2,976,050

2,800	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Series 2011-D1, 5.000%, 2/01/28	No Opt. Call	AAA	3,265,192

1,000	New York City, New York, Educational Construction Fund, Revenue Bonds, Series 2011A, 5.750%, 4/01/41	4/21 at 100.00	AA–	1,195,800

5,000	New York State Environmental Facilities Corporation, State Personal Income Tax Revenue Bonds, Series 2008A, 5.000%, 12/15/27 (UB)	12/17 at 100.00	AAA	5,563,000

1,855	New York State Housing Finance Agency, State Personal Income Tax Revenue Bonds, Economic Development and Housing, Series 2006A, 5.000%, 3/15/36	9/15 at 100.00	AAA	1,929,831

865	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B, 5.000%, 4/01/21 – AMBAC Insured	10/15 at 100.00	AA+	906,373

2,800	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2007, 5.000%, 4/01/27	10/17 at 100.00	AA+	3,087,840

5,600	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2005B, 5.500%, 4/01/20 – AMBAC Insured (UB) (4)	No Opt. Call	AA+	6,790,504

1,600	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series 2010A, 5.000%, 3/15/29	9/20 at 100.00	AAA	1,870,992

1,045	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2005B, 5.000%, 3/15/30 – AGM Insured	3/15 at 100.00	AAA	1,066,569

	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
16,000	0.000%, 8/01/43 – NPFG Insured	No Opt. Call	AA–	2,543,680
11,250	0.000%, 8/01/45 – NPFG Insured	No Opt. Call	AA–	1,574,438

2,505	Sales Tax Asset Receivable Corporation of New York City, New York, Sales Tax Asset Revenue Bonds, Fiscal 2015 Series A, 5.000%, 10/15/29 (WI/DD, Settling 10/15/14)	10/24 at 100.00	AAA	3,039,467
89,290	Total Tax Obligation/Limited			75,106,543

	Transportation – 11.9% (8.1% of Total Investments)

2,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2010D, 5.000%, 11/15/34	11/20 at 100.00	AA–	2,205,160

2,000	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007, 5.875%, 10/01/46 (5)	10/17 at 102.00	N/R	740,000

40	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Transportation (continued)

$2,585	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)	12/14 at 100.00	BB	$2,584,974

1,550	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, Terminal One Group JFK Project, Series 2005, 5.500%, 1/01/24 (Alternative Minimum Tax)	1/16 at 100.00	A3	1,633,700

1,420	New York Liberty Development Corporation, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	1,560,282

70	New York State Thruway Authority, General Revenue Bonds, Series 2005F, 5.000%, 1/01/30 – AMBAC Insured	1/15 at 100.00	A	70,701

1,100	New York State Thruway Authority, General Revenue Bonds, Series 2005G, 5.000%, 1/01/30 – AGM Insured	7/15 at 100.00	AA	1,134,430

6,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Forth Series 2014, 5.000%, 9/01/33	9/24 at 100.00	AA–	7,042,500

	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005:
2,300	5.000%, 12/01/28 – SYNCORA GTY Insured	6/15 at 101.00	AA–	2,386,319
1,080	5.000%, 12/01/31 – SYNCORA GTY Insured	6/15 at 101.00	AA–	1,120,435

770	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 17.814%, 8/15/32 – AGM Insured (IF)	8/17 at 100.00	AA	1,088,256

1,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Sixty Sixth Series 2011, 5.000%, 1/15/41	1/21 at 100.00	AA–	1,119,630

	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
520	6.500%, 12/01/28	12/15 at 100.00	BBB	551,564
2,500	6.000%, 12/01/36	12/20 at 100.00	BBB	2,913,300

1,750	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue Refunding Bonds, Tender Option Bond Trust 1184, 9.241%, 5/15/16 (IF)	No Opt. Call	AA–	2,254,420
26,645	Total Transportation			28,405,671

	U.S. Guaranteed – 18.7% (12.7% of Total Investments) (6)

8,500	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, St. Luke’s Roosevelt Hospital, Series 2005, 4.900%, 8/15/31 (Pre-refunded 8/15/15)	8/15 at 100.00	N/R (6)	8,855,639

	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F:
655	5.000%, 3/15/21 (Pre-refunded 3/15/15) – AGM Insured	3/15 at 100.00	Aa1 (6)	669,724
35	5.000%, 3/15/21 (Pre-refunded 3/15/15) – AGM Insured	3/15 at 100.00	AAA	35,787

635	Hempstead Town Industrial Development Agency, New York, Revenue Bonds, Adelphi University, Civic Facility Project, Series 2005, 5.000%, 10/01/35 (Pre-refunded 10/01/15)	10/15 at 100.00	A(6)	666,013

5,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 1998A, 4.500%, 4/01/18 (Pre-refunded 10/01/15) – FGIC Insured	10/15 at 100.00	AA+ (6)	5,219,150

4,530	New York City Housing Development Corporation, New York, Capital Fund Program Revenue Bonds, New York Housing Authority Program, Series 2005A, 5.000%, 7/01/25 (Pre-refunded 7/01/15) – NPFG Insured (UB) (4)	7/15 at 100.00	AA+ (6)	4,696,795

	New York City, New York, General Obligation Bonds, Fiscal Series 2004E:
925	5.000%, 11/01/19 (Pre-refunded 11/01/14) – AGM Insured	11/14 at 100.00	AA (6)	928,885
1,575	5.000%, 11/01/19 (Pre-refunded 11/01/14) – AGM Insured	11/14 at 100.00	AA (6)	1,581,473

2,950	New York City, New York, General Obligation Bonds, Fiscal Series 2005F-1, 5.000%, 9/01/19 (Pre-refunded 9/01/15) – SYNCORA GTY Insured	9/15 at 100.00	Aa2 (6)	3,082,278

6,380	New York City, New York, General Obligation Bonds, Fiscal Series 2006J-1, 5.000%, 6/01/25 (Pre-refunded 6/01/16) (UB)	6/16 at 100.00	N/R (6)	6,881,532

175	New York State Housing Finance Agency, State Personal Income Tax Revenue Bonds, Economic Development and Housing, Series 2006A, 5.000%, 3/15/36 (Pre-refunded 9/15/15)	9/15 at 100.00	N/R (6)	183,174

145	New York State Thruway Authority, General Revenue Bonds, Series 2005F, 5.000%, 1/01/30 (Pre-refunded 1/01/15) – AMBAC Insured	1/15 at 100.00	A2(6)	146,801

Nuveen Investments	41

NNP	Nuveen New York Performance Plus Municipal Fund, Inc.
	Portfolio of Investments (continued)	September 30, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (6) (continued)

$135	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B, 5.000%, 4/01/21 (Pre-refunded 10/01/15) – AMBAC Insured	10/15 at 100.00	N/R (6)	$141,593

255	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2005B, 5.000%, 3/15/30 (Pre-refunded 3/15/15) – AGM Insured	3/15 at 100.00	Aa1 (6)	260,732

1,600	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Series 1993B, 5.000%, 1/01/20 (ETM)	No Opt. Call	AA+ (6)	1,849,056

7,500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Series 1999B, 5.500%, 1/01/30 (Pre-refunded 1/01/22)	1/22 at 100.00	AA+ (6)	9,393,150
40,995	Total U.S. Guaranteed			44,591,782

	Utilities – 14.1% (9.5% of Total Investments)

2,200	Chautauqua County Industrial Development Agency, New York, Exempt Facility Revenue Bonds, NRG Dunkirk Power Project, Series 2009, 5.875%, 4/01/42	2/20 at 100.00	Baa3	2,406,140

185	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	204,292

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
3,100	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	AA–	3,313,681
3,100	5.000%, 12/01/24 – FGIC Insured	6/16 at 100.00	AA–	3,309,931

3,380	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/38	5/21 at 100.00	A–	3,695,591

2,300	Nassau County Industrial Development Authority, New York, Keyspan Glenwood Energy Project, Series 2003, 5.250%, 6/01/27 (Alternative Minimum Tax)	12/14 at 100.00	A–	2,308,832

5,325	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2012A, 5.250%, 11/01/42	No Opt. Call	BB+	5,453,279

820	Power Authority of the State of New York, General Revenue Bonds, Series 2006A, 5.000%, 11/15/19 – FGIC Insured	11/15 at 100.00	Aa2	864,395

3,720	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (Alternative Minimum Tax)	1/15 at 100.00	N/R	3,720,037

	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE:
3,800	5.000%, 12/15/33	12/23 at 100.00	AAA	4,452,422
1,060	5.000%, 12/15/34	12/23 at 100.00	AAA	1,238,250
2,335	5.000%, 12/15/41	12/23 at 100.00	AAA	2,676,844
31,325	Total Utilities			33,643,694

	Water and Sewer – 6.1% (4.1% of Total Investments)

1,995	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	A–	2,183,049

4,140	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2012 Series BB, 5.000%, 6/15/44	12/21 at 100.00	AA+	4,564,267

3,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal Series 2014DD, 5.000%, 6/15/35	6/24 at 100.00	AA+	3,470,490

3,840	New York State Environmental Facilities Corporation, Revenue Bonds, State Revolving Funds Master Financing, Series 2010C, 5.000%, 10/15/35	4/20 at 100.00	AAA	4,368,653
12,975	Total Water and Sewer			14,586,459
$342,245	Total Municipal Bonds (cost $326,544,564)			349,531,143

42	Nuveen Investments

Shares	Description (1)	Value

	COMMON STOCKS – 1.2% (0.8% of Total Investments)

	Airlines – 1.2% (0.8% of Total Investments)

78,264	American Airlines Group Inc., (7)	$2,776,807
	Total Common Stocks (cost $2,431,776)	2,776,807
	Total Long-Term Investments (cost $328,976,340)	352,307,950
	Floating Rate Obligations – (10.7)%	(25,625,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (37.3)% (8)	(89,000,000)
	Other Assets Less Liabilities – 0.4%	1,039,154
	Net Assets Applicable to Common Shares – 100%	$238,722,104

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(5)	On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.875% to 2.350%.

(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)	On November 28, 2011, AMR Corp. (“AMR”), the parent company of American Airlines Group, Inc. (“AAL”) filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR’s unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120- day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.

(8)	Variable Rate Demand Preferred Shares, at Liquidation Value, as a percentage of Total Investments is 25.3%.

(ETM)	Escrowed to maturity.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	43

NAN

Nuveen New York Dividend Advantage Municipal Fund

Portfolio of Investments	September 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS 147.1% (100.0% of Total Investments)

	MUNICIPAL BONDS – 147.1% (100.0% of Total Investments)

	Consumer Discretionary – 3.2% (2.1% of Total Investments)

$950	New York City Industrial Development Agency, New York, Liberty Revenue Bonds, IAC/InterActiveCorp, Series 2005, 5.000%, 9/01/35	9/15 at 100.00	BBB	$969,361

3,350	Seneca Nation of Indians Capital Improvements Authority, New York, Special Obligation Bonds, Series 2007A, 5.000%, 12/01/23	6/17 at 100.00	BB	3,513,480
4,300	Total Consumer Discretionary			4,482,841

	Consumer Staples – 3.0% (2.0% of Total Investments)

700	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2006A-3, 5.000%, 6/01/35	6/16 at 100.00	B	583,828

120	New York Counties Tobacco Trust II, Tobacco Settlement Pass-Through Bonds, Series 2001, 5.250%, 6/01/25	12/14 at 100.00	A1	119,989

50	Rensselaer Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2001A, 5.200%, 6/01/25	12/14 at 100.00	A1	48,511

	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
625	4.750%, 6/01/22	6/16 at 100.00	BBB–	620,919
2,625	5.000%, 6/01/26	6/16 at 100.00	BB–	2,573,025
315	5.125%, 6/01/42	6/16 at 100.00	B	256,045
4,435	Total Consumer Staples			4,202,317

	Education and Civic Organizations – 19.1% (13.0% of Total Investments)

380	Albany Industrial Development Agency, New York, Revenue Bonds, Albany Law School, Series 2007A, 5.000%, 7/01/31	7/17 at 100.00	BBB	393,045

550	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/37	4/17 at 100.00	BB+	544,869

1,725	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.250%, 7/15/40	1/20 at 100.00	BBB–	1,952,683

965	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Enterprise Charter School Project, Series 2011A, 7.500%, 12/01/40	12/20 at 100.00	B	1,000,975

120	Cattaraugus County Industrial Development Agency, New York, Revenue Bonds, St. Bonaventure University, Series 2006, 5.000%, 5/01/23	5/16 at 100.00	BBB–	124,634

1,635	Dormitory Authority of the State of New York, General Revenue Bonds, Manhattan College, Series 2007A, 5.000%, 7/01/41 – RAAI Insured	7/17 at 100.00	N/R	1,680,993

525	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2013A, 5.000%, 7/01/44	7/23 at 100.00	A–	578,288

705	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2004A, 5.000%, 7/01/29 – NPFG Insured	7/15 at 100.00	Aa2	726,009

1,300	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2013A, 5.000%, 7/01/27	7/23 at 100.00	Aa3	1,537,224

700	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.250%, 7/01/30	7/20 at 100.00	A–	777,735

1,000	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	Aa1	1,133,370

680	Dormitory Authority of the State of New York, Revenue Bonds, St. Joseph’s College, Series 2010, 5.250%, 7/01/35	7/20 at 100.00	Baa3	722,357

1,630	Dutchess County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bard College Project, Series 2007-A2, 4.500%, 8/01/36	8/17 at 100.00	Ba1	1,587,865

1,300	Dutchess County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bard College Refunding, Series 2007-A1, 5.000%, 8/01/46	8/17 at 100.00	Ba1	1,307,813

44	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$250	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi University Project, Series 2009B, 5.250%, 2/01/39	2/19 at 100.00	A	$268,123

375	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi University Project, Series 2013, 5.000%, 9/01/38	9/23 at 100.00	A	415,796

1,085	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Molloy College Project, Series 2009, 5.750%, 7/01/39	7/19 at 100.00	BBB+	1,176,379

330	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, St. Francis College, Series 2004, 5.000%, 10/01/34	10/14 at 100.00	A–	330,393

	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
160	5.000%, 1/01/36 – AMBAC Insured	1/17 at 100.00	Ba1	164,221
1,000	5.000%, 1/01/39 – AMBAC Insured	1/17 at 100.00	Ba1	1,025,510
1,630	4.750%, 1/01/42 – AMBAC Insured	1/17 at 100.00	Ba1	1,661,459

	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006:
2,240	4.500%, 3/01/39 – FGIC Insured	9/16 at 100.00	BBB	2,266,006
1,000	4.750%, 3/01/46 – NPFG Insured	9/16 at 100.00	AA–	1,015,810

1,000	New York City Trust for Cultural Resources, New York, Revenue Bonds, Whitney Museum of American Art, Series 2011, 5.000%, 7/01/31	1/21 at 100.00	A	1,117,140

1,500	New York City Trust for Cultural Resources, New York, Revenue Bonds, Wildlife Conservation Society, Series 2013A, 5.000%, 8/01/33	8/23 at 100.00	AA–	1,711,905

245	Seneca County Industrial Development Authority, New York, Revenue Bonds, New York Chiropractic College, Series 2007, 5.000%, 10/01/27	10/17 at 100.00	BBB	255,672

1,050	St. Lawrence County Industrial Development Agency Civic Development Corporation, New York, Revenue Bonds, Clarkson University Project, Series 2012A, 5.250%, 9/01/33	3/22 at 100.00	A3	1,184,117

535	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010A, 5.125%, 9/01/40	9/20 at 100.00	A–	581,550
25,615	Total Education and Civic Organizations			27,241,941

	Financials – 3.1% (2.1% of Total Investments)

1,345	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	1,596,192
2,340	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2007, 5.500%, 10/01/37	No Opt. Call	A	2,870,665
3,685	Total Financials			4,466,857

	Health Care – 13.5% (9.2% of Total Investments)

625	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/29 – FGIC Insured	2/15 at 100.00	AA–	633,181

200	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue Bonds, Series 2010, 5.200%, 7/01/32	7/20 at 100.00	A2	217,262

1,000	Dormitory Authority of the State of New York, North Shore Long Island Jewish Obligated Group Revenue Bonds, Series 2011A, 5.000%, 5/01/41	5/21 at 100.00	A	1,081,410

	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008:
1,480	6.500%, 12/01/21	12/18 at 100.00	Ba1	1,652,908
710	6.125%, 12/01/29	12/18 at 100.00	Ba1	755,724
1,320	6.250%, 12/01/37	12/18 at 100.00	Ba1	1,393,234

3,160	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan Kettering Cancer Center, Series 2006, 5.000%, 7/01/35 (UB)	7/16 at 100.00	AA	3,344,038

455	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/15 – AGM Insured	2/15 at 100.00	AA	460,119

1,000	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2005A, 5.000%, 11/01/34	11/16 at 100.00	A	1,040,230

2,000	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2007B, 5.625%, 7/01/37	7/17 at 100.00	A–	2,186,700

Nuveen Investments	45

NAN	Nuveen New York Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	September 30, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$750	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2011A, 6.000%, 7/01/40	7/20 at 100.00	A–	$846,053

420	Livingston County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Nicholas H. Noyes Hospital, Series 2005, 6.000%, 7/01/30	1/15 at 100.00	BB	420,332

	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Oneida Health System, Series 2007A:
410	5.250%, 2/01/27	2/17 at 100.00	BB+	415,638
360	5.500%, 2/01/32	2/17 at 100.00	BB+	365,479

715	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochester Project, Series 2010, 5.750%, 8/15/35	2/21 at 100.00	Aa2	858,829

470	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%, 7/01/28	7/21 at 100.00	BBB+	515,007

2,115	Yates County Industrial Development Agency, New York, FHA-Insured Civic Facility Mortgage Revenue Bonds, Soldiers and Sailors Memorial Hospital, Series 1999A, 5.650%, 2/01/39	2/15 at 100.00	N/R	2,118,342

950	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001A, 7.125%, 7/01/31	1/15 at 100.00	B+	951,482
18,140	Total Health Care			19,255,968

	Housing/Multifamily – 4.2% (2.9% of Total Investments)

400	Canton Capital Resource Corporation, New York, Student Housing Facility Revenue Bonds, Grasse River LLC at SUNY Canton Project Series 2010A, 5.000%, 5/01/40	5/20 at 100.00	AA	430,928

4,000	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2009J, 4.800%, 5/01/36	5/19 at 100.00	AA+	4,183,040

290	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2010D-1A, 5.000%, 11/01/42	5/20 at 100.00	AA+	305,640

600	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2009B, 4.500%, 11/01/29	5/19 at 100.00	Aa2	630,528

405	New York State Housing Finance Agency, Affordable Housing Revenue, Series 2007A, 5.250%, 11/01/38 (Alternative Minimum Tax)	11/17 at 100.00	Aa2	415,757
5,695	Total Housing/Multifamily			5,965,893

	Housing/Single Family – 1.4% (1.0% of Total Investments)

645	Guam Housing Corporation, Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1998A, 5.750%, 9/01/31 (Alternative Minimum Tax)	No Opt. Call	N/R	731,443

1,310	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 130, 4.650%, 4/01/27 (Alternative Minimum Tax)	4/15 at 100.00	Aa1	1,316,760
1,955	Total Housing/Single Family			2,048,203

	Long-Term Care – 4.8% (3.3% of Total Investments)

2,000	Dormitory Authority of the State of New York, FHA-Insured Nursing Home Mortgage Revenue Bonds, Gurwin Jewish Geriatric Center of Long Island, Series 2005A, 4.900%, 2/15/41	2/15 at 100.00	AA	2,008,040

585	Dormitory Authority of the State of New York, GNMA Collateralized Revenue Bonds, Cabrini of Westchester Project, Series 2006, 5.200%, 2/15/41	2/17 at 103.00	AA+	619,527

375	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31	11/16 at 100.00	B1	361,624

250	Dormitory Authority of the State of New York, Revenue Bonds, Providence Rest, Series 2005, 5.000%, 7/01/35 – ACA Insured	7/15 at 100.00	N/R	249,660

960	East Rochester Housing Authority, New York, Senior Living Revenue Bonds, Woodland Village Project, Series 2006, 5.500%, 8/01/33	8/16 at 101.00	N/R	969,494

770	Erie County Industrial Development Agency, New York, Revenue Bonds, Orchard Park CCRC Inc. Project, Series 2006A, 6.000%, 11/15/36	11/16 at 100.00	N/R	783,190

100	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2000, 8.125%, 7/01/19	1/15 at 100.00	N/R	100,197

275	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2001A-1, 7.250%, 7/01/16	1/15 at 100.00	N/R	276,108

46	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Long-Term Care (continued)

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1:
$885	5.500%, 7/01/18	7/16 at 101.00	N/R	$869,477
635	5.800%, 7/01/23	7/16 at 101.00	N/R	617,595
6,835	Total Long-Term Care			6,854,912

	Tax Obligation/General – 17.8% (12.1% of Total Investments)

6,590	New York City, New York, General Obligation Bonds, Fiscal 2007 Series D-1, 5.125%, 12/01/25 (UB)	12/17 at 100.00	AA	7,399,582

980	New York City, New York, General Obligation Bonds, Fiscal 2012 Series I, 5.000%, 8/01/32	8/22 at 100.00	AA	1,114,093

2,000	New York City, New York, General Obligation Bonds, Fiscal 2014 Series A-1, 5.000%, 8/01/26	8/23 at 100.00	AA	2,360,700

4,365	New York City, New York, General Obligation Bonds, Fiscal 2015 Series B, 5.000%, 8/01/30	8/24 at 100.00	AA	5,125,994

3,700	New York City, New York, General Obligation Bonds, Fiscal Series 2007A, 5.000%, 8/01/25	8/16 at 100.00	AA	3,986,602

1,025	New York City, New York, General Obligation Bonds, Subseries G-1 Fiscal Series 2012, 5.000%, 4/01/28	No Opt. Call	AA	1,193,602

1,525	New York City, New York, General Obligation Bonds, Tender Option Bond Trust 3324, 18.395%, 3/01/21 (IF) (4)	No Opt. Call	AA	2,424,201

	Rochester, New York, General Obligation Bonds, Series 1999:
720	5.250%, 10/01/18 – NPFG Insured	No Opt. Call	AA–	834,847
720	5.250%, 10/01/19 – NPFG Insured	No Opt. Call	AA–	850,795
21,625	Total Tax Obligation/General			25,290,416

	Tax Obligation/Limited – 30.5% (20.8% of Total Investments)

590	Dormitory Authority of the State of New York, Department of Health Revenue Bonds, Series 2005A, 5.250%, 7/01/24 – CIFG Insured	7/15 at 100.00	AA	611,441

1,850	Dormitory Authority of the State of New York, Secured Hospital Revenue Refunding Bonds, Wyckoff Heights Medical Center, Series 1998H, 5.300%, 8/15/21 – NPFG Insured	2/15 at 100.00	AA	1,857,881

1,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2013A, 5.000%, 2/15/43	2/23 at 100.00	AAA	1,119,980

	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Refunding Series 2012A:
1,815	5.000%, 11/15/27	No Opt. Call	AA	2,167,709
2,250	5.000%, 11/15/29	11/22 at 100.00	AA	2,636,505

1,130	Monroe Newpower Corporation, New York, Power Facilities Revenue Bonds, Series 2003, 5.500%, 1/01/34	1/15 at 100.00	A–	1,132,599

2,100	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2007S-2, 5.000%, 1/15/28 – FGIC Insured	1/17 at 100.00	Aa2	2,271,339

1,025	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2012 Series E-1, 5.000%, 2/01/37	2/22 at 100.00	AAA	1,156,538

840	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series F-1, 5.000%, 2/01/29	No Opt. Call	AAA	975,500

2,350	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38	5/23 at 100.00	AAA	2,654,960

1,570	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2014 Series D-1, 5.000%, 2/01/35	2/24 at 100.00	AAA	1,801,230

2,500	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Lien Series 2011C, 5.500%, 11/01/35	11/20 at 100.00	AAA	2,976,050

	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Series 2011-D1:
1,000	5.250%, 2/01/30	2/21 at 100.00	AAA	1,170,150
2,000	5.000%, 2/01/35	2/21 at 100.00	AAA	2,261,580

4,000	New York City, New York, Educational Construction Fund, Revenue Bonds, Series 2011A, 5.750%, 4/01/41	4/21 at 100.00	AA–	4,783,200

2,920	New York State Environmental Facilities Corporation, State Personal Income Tax Revenue Bonds, Series 2008A, 5.000%, 12/15/26 (UB)	12/17 at 100.00	AAA	3,262,166

Nuveen Investments	47

NAN	Nuveen New York Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	September 30, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$1,090	New York State Housing Finance Agency, State Personal Income Tax Revenue Bonds, Economic Development and Housing, Series 2006A, 5.000%, 3/15/36	9/15 at 100.00	AAA	$1,133,971

865	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B, 5.000%, 4/01/21 – AMBAC Insured	10/15 at 100.00	AA+	906,373

1,625	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2007, 5.000%, 4/01/27	10/17 at 100.00	AA+	1,792,050

3,400	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2005B, 5.500%, 4/01/20 – AMBAC Insured (UB) (4)	No Opt. Call	AA+	4,122,806

510	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series 2010A, 5.000%, 3/15/29	9/20 at 100.00	AAA	596,379

1,330	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 09-6W, 13.241%, 3/15/37 (IF) (4)	3/17 at 100.00	AAA	1,678,886

1,250	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/45 – NPFG Insured	No Opt. Call	AA–	174,938

170	Sales Tax Asset Receivable Corporation of New York City, New York, Sales Tax Asset Revenue Bonds, Fiscal 2015 Series A, 5.000%, 10/15/29 (WI/DD, Settling 10/15/14)	10/24 at 100.00	AAA	206,271
39,180	Total Tax Obligation/Limited			43,450,502

	Transportation – 22.4% (15.2% of Total Investments)

	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2010D:
1,000	5.000%, 11/15/34	11/20 at 100.00	AA–	1,102,580
1,560	5.250%, 11/15/40	11/20 at 100.00	AA–	1,732,411

4,140	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2012E, 5.000%, 11/15/42	No Opt. Call	AA–	4,555,739

2,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013E, 5.000%, 11/15/31	11/23 at 100.00	AA–	2,278,620

1,750	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	N/R	1,926,733

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
200	5.750%, 10/01/37 (5)	10/17 at 100.00	N/R	74,000
2,000	5.875%, 10/01/46 (6)	10/17 at 102.00	N/R	740,000

1,575	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)	12/14 at 100.00	BB	1,574,984

1,000	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, JFK Airport – American Airlines Inc., Series 2002B, 8.500%, 8/01/28 (Alternative Minimum Tax)	8/15 at 100.50	N/R	1,043,420

900	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, Terminal One Group JFK Project, Series 2005, 5.500%, 1/01/24 (Alternative Minimum Tax)	1/16 at 100.00	A3	948,600

	New York City Industrial Development Agency, New York, Special Facility Revenue Bonds, JetBlue Airways Corporation Project, Series 2006:
320	5.000%, 5/15/20 (Alternative Minimum Tax)	11/14 at 100.00	B	320,099
1,000	5.125%, 5/15/30 (Alternative Minimum Tax)	11/14 at 100.00	B	1,000,120

845	New York Liberty Development Corporation, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	928,478

50	New York State Thruway Authority, General Revenue Bonds, Series 2005F, 5.000%, 1/01/30 – AMBAC Insured	1/15 at 100.00	A	50,501

700	New York State Thruway Authority, General Revenue Bonds, Series 2005G, 5.000%, 1/01/30 – AGM Insured	7/15 at 100.00	AA	721,910

4,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Forth Series 2014, 5.000%, 9/01/34	9/24 at 100.00	AA–	4,676,278

	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005:
1,300	5.000%, 12/01/28 – SYNCORA GTY Insured	6/15 at 101.00	AA–	1,348,789
615	5.000%, 12/01/31 – SYNCORA GTY Insured	6/15 at 101.00	AA–	638,026

48	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)		Value

	Transportation (continued)

$440	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 17.814%, 8/15/32 – AGM Insured (IF)	8/17 at 100.00	AA		$621,861

2,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Sixty Sixth Series 2011, 5.000%, 1/15/41	1/21 at 100.00	AA–		2,239,260

	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
290	6.500%, 12/01/28	12/15 at 100.00	BBB		307,603
1,470	6.000%, 12/01/36	12/20 at 100.00	BBB		1,713,020

1,000	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue Refunding Bonds, Tender Option Bond Trust 1184, 9.241%, 5/15/16 (IF)	No Opt. Call	AA–		1,288,240
30,155	Total Transportation				31,831,272

	U.S. Guaranteed – 5.2% (3.5% of Total Investments) (7)

3,600	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, St. Luke’s Roosevelt Hospital, Series 2005, 4.900%, 8/15/31 (Pre-refunded 8/15/15)	8/15 at 100.00	N/R	(7)	3,750,624

	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F:
175	5.000%, 3/15/21 (Pre-refunded 3/15/15) – AGM Insured	3/15 at 100.00	Aa1	(7)	178,934
10	5.000%, 3/15/21 (Pre-refunded 3/15/15) – AGM Insured	3/15 at 100.00	AAA		10,225

370	Hempstead Town Industrial Development Agency, New York, Revenue Bonds, Adelphi University, Civic Facility Project, Series 2005, 5.000%, 10/01/35 (Pre-refunded 10/01/15)	10/15 at 100.00	A	(7)	388,071

2,585	New York City Housing Development Corporation, New York, Capital Fund Program Revenue Bonds, New York Housing Authority Program, Series 2005A, 5.000%, 7/01/25 (Pre-refunded 7/01/15) – NPFG Insured (UB) (4)	7/15 at 100.00	AA+	(7)	2,680,180

100	New York State Housing Finance Agency, State Personal Income Tax Revenue Bonds, Economic Development and Housing, Series 2006A, 5.000%, 3/15/36 (Pre-refunded 9/15/15)	9/15 at 100.00	N/R	(7)	104,671

110	New York State Thruway Authority, General Revenue Bonds, Series 2005F, 5.000%, 1/01/30 (Pre-refunded 1/01/15) – AMBAC Insured	1/15 at 100.00	A2	(7)	111,366

135	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B, 5.000%, 4/01/21 (Pre-refunded 10/01/15) – AMBAC Insured	10/15 at 100.00	N/R	(7)	141,593
7,085	Total U.S. Guaranteed				7,365,664

	Utilities – 12.5% (8.5% of Total Investments)

1,300	Chautauqua County Industrial Development Agency, New York, Exempt Facility Revenue Bonds, NRG Dunkirk Power Project, Series 2009, 5.875%, 4/01/42	2/20 at 100.00	Baa3		1,421,810

110	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB		121,471

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
2,500	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	AA–		2,672,323
500	5.000%, 12/01/24 – FGIC Insured	6/16 at 100.00	AA–		533,860

3,885	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/38	5/21 at 100.00	A–		4,247,742

1,250	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A, 5.000%, 9/01/37	No Opt. Call	A–		1,363,775

1,400	Nassau County Industrial Development Authority, New York, Keyspan Glenwood Energy Project, Series 2003, 5.250%, 6/01/27 (Alternative Minimum Tax)	12/14 at 100.00	A–		1,405,376

3,210	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2012A, 5.250%, 11/01/42	No Opt. Call	BB+		3,287,329

2,410	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE, 5.000%, 12/15/41	12/23 at 100.00	AAA		2,762,824
16,565	Total Utilities				17,816,510

Nuveen Investments	49

NAN	Nuveen New York Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	September 30, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Water and Sewer – 6.4% (4.3% of Total Investments)

$1,185	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	A–	$1,296,698

2,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal Series 2014DD, 5.000%, 6/15/35	6/24 at 100.00	AA+	2,313,660

4,875	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Second Resolution Series 2011B, 5.000%, 6/15/41	6/21 at 100.00	AAA	5,464,825
8,060	Total Water and Sewer			9,075,183
$193,330	Total Long-Term Investments (cost $196,013,376)			209,348,479
	Floating Rate Obligations – (9.2)%			(13,155,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (39.4)% (8)			(56,000,000)
	Other Assets Less Liabilities – 1.5%			2,085,839
	Net Assets Applicable to Common Shares – 100%			$142,279,318

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.750% to 2.300%.
(6)	On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.875% to 2.350%.
(7)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.
(8)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 26.7%.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(IF)	Inverse floating rate investment.
(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

50	Nuveen Investments

NXK

Nuveen New York Dividend Advantage Municipal Fund 2
Portfolio of Investments	September 30, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS 147.1% (100.0% of Total Investments)

	MUNICIPAL BONDS – 147.1% (100.0% of Total Investments)

	Consumer Discretionary – 2.8% (1.9% of Total Investments)

$700	New York City Industrial Development Agency, New York, Liberty Revenue Bonds, IAC/InterActiveCorp, Series 2005, 5.000%, 9/01/35	9/15 at 100.00	BBB	$714,266

1,950	Seneca Nation of Indians Capital Improvements Authority, New York, Special Obligation Bonds, Series 2007A, 5.000%, 12/01/23	6/17 at 100.00	BB	2,045,160
2,650	Total Consumer Discretionary			2,759,426

	Consumer Staples – 3.1% (2.1% of Total Investments)

350	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Refunding Series 2006A-2, 5.250%, 6/01/26	6/16 at 100.00	B	340,134

500	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2006A-3, 5.000%, 6/01/35	6/16 at 100.00	B	417,020

115	New York Counties Tobacco Trust II, Tobacco Settlement Pass-Through Bonds, Series 2001, 5.250%, 6/01/25	12/14 at 100.00	A1	114,990

230	New York Counties Tobacco Trust III, Tobacco Settlement Pass-Through Bonds, Series 2003, 5.750%, 6/01/33	12/14 at 100.00	A1	229,979

35	Rensselaer Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2001A, 5.200%, 6/01/25	12/14 at 100.00	A1	33,958

	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
470	4.750%, 6/01/22	6/16 at 100.00	BBB–	466,931
835	5.000%, 6/01/26	6/16 at 100.00	BB–	818,467
500	5.000%, 6/01/34	6/16 at 100.00	B	414,455
215	5.125%, 6/01/42	6/16 at 100.00	B	174,761
3,250	Total Consumer Staples			3,010,695

	Education and Civic Organizations – 27.1% (18.4% of Total Investments)

260	Albany Industrial Development Agency, New York, Revenue Bonds, Albany Law School, Series 2007A, 5.000%, 7/01/31	7/17 at 100.00	BBB	268,926

380	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/37	4/17 at 100.00	BB+	376,455

1,225	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.250%, 7/15/40	1/20 at 100.00	BBB–	1,386,686

670	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Enterprise Charter School Project, Series 2011A, 7.500%, 12/01/40	12/20 at 100.00	B	694,978

2,070	Build NYC Resource Corp, New York, Revenue Bonds, City University of NY-Queens College, Q Student Residences, LLC Project, Refunding Series 2014, 5.000%, 6/01/43	6/24 at 100.00	Aa2	2,330,903

90	Cattaraugus County Industrial Development Agency, New York, Revenue Bonds, St. Bonaventure University, Series 2006, 5.000%, 5/01/23	5/16 at 100.00	BBB–	93,476

1,125	Dormitory Authority of the State of New York, General Revenue Bonds, Manhattan College, Series 2007A, 5.000%, 7/01/41 – RAAI Insured	7/17 at 100.00	N/R	1,156,646

365	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2013A, 5.000%, 7/01/44	7/23 at 100.00	A–	402,048

1,000	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of Technology, Series 2007, 5.250%, 7/01/29 – FGIC Insured	No Opt. Call	AA–	1,166,860

485	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2004A, 5.000%, 7/01/29 – NPFG Insured	7/15 at 100.00	Aa2	499,453

2,500	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2012A, 5.000%, 7/01/37	7/22 at 100.00	Aa2	2,809,423

2,000	Dormitory Authority of the State of New York, Revenue Bonds, Columbia University, Series 2011A, 5.000%, 10/01/41	4/21 at 100.00	AAA	2,291,918

Nuveen Investments	51

NXK	Nuveen New York Dividend Advantage Municipal Fund 2
	Portfolio of Investments (continued)	September 30, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$175	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.250%, 7/01/30	7/20 at 100.00	A–	$194,434

2,000	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	Aa1	2,266,740

280	Dormitory Authority of the State of New York, Revenue Bonds, St. Joseph’s College, Series 2010, 5.250%, 7/01/35	7/20 at 100.00	Baa3	297,441

1,835	Dutchess County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bard College Refunding, Series 2007-A1, 5.000%, 8/01/46	8/17 at 100.00	Ba1	1,846,028

265	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi University Project, Series 2013, 5.000%, 9/01/43	9/23 at 100.00	A	290,223

1,475	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Molloy College Project, Series 2009, 5.750%, 7/01/39	7/19 at 100.00	BBB+	1,599,225

890	Monroe County Industrial Development Corporation, New York, Revenue Bonds, St. John Fisher College, Series 2011, 6.000%, 6/01/30	6/21 at 100.00	BBB+	1,009,669

245	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, St. Francis College, Series 2004, 5.000%, 10/01/34	10/14 at 100.00	A–	245,292

	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
1,000	5.000%, 1/01/31 – AMBAC Insured	1/17 at 100.00	Ba1	1,028,450
1,120	4.750%, 1/01/42 – AMBAC Insured	1/17 at 100.00	Ba1	1,141,616

	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006:
1,460	4.500%, 3/01/39 – FGIC Insured	9/16 at 100.00	BBB	1,476,951
750	4.750%, 3/01/46 – NPFG Insured	9/16 at 100.00	AA–	761,858

170	Seneca County Industrial Development Authority, New York, Revenue Bonds, New York Chiropractic College, Series 2007, 5.000%, 10/01/27	10/17 at 100.00	BBB	177,405

300	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010A, 5.125%, 9/01/40	9/20 at 100.00	A–	326,103

340	Yonkers Industrial Development Agency, New York, Civic Facility Revenue Bonds, Sarah Lawrence College Project, Series 2001A Remarketed, 6.000%, 6/01/41	6/19 at 100.00	BBB	374,996
24,475	Total Education and Civic Organizations			26,514,203

	Financials – 2.3% (1.5% of Total Investments)

1,805	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2007, 5.500%, 10/01/37	No Opt. Call	A	2,214,338

	Health Care – 11.5% (7.8% of Total Investments)

1,620	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, Montefiore Medical Center, Series 2005, 5.000%, 2/01/22 – FGIC Insured	2/15 at 100.00	AA–	1,644,203

150	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue Bonds, Series 2010, 5.200%, 7/01/32	7/20 at 100.00	A2	162,947

	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008:
975	6.500%, 12/01/21	12/18 at 100.00	Ba1	1,088,909
505	6.125%, 12/01/29	12/18 at 100.00	Ba1	537,522
985	6.250%, 12/01/37	12/18 at 100.00	Ba1	1,039,648

2,300	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan Kettering Cancer Center, Series 2006, 5.000%, 7/01/35 (UB)	7/16 at 100.00	AA	2,433,952

170	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/15 – AGM Insured	2/15 at 100.00	AA	171,913

1,500	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2007B, 5.625%, 7/01/37	7/17 at 100.00	A–	1,640,025

1,000	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2011A, 6.000%, 7/01/40	7/20 at 100.00	A–	1,128,070

290	Livingston County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Nicholas H. Noyes Hospital, Series 2005, 6.000%, 7/01/30	1/15 at 100.00	BB	290,229

52	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Oneida Health System, Series 2007A:
$275	5.250%, 2/01/27	2/17 at 100.00	BB+	$278,781
250	5.500%, 2/01/32	2/17 at 100.00	BB+	253,805

215	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001A, 7.125%, 7/01/31	1/15 at 100.00	B+	215,335

360	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001B, 7.125%, 7/01/31	1/15 at 100.00	B+	360,562
10,595	Total Health Care			11,245,901

	Housing/Multifamily – 0.4% (0.3% of Total Investments)

70	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2010D-1A, 5.000%, 11/01/42	5/20 at 100.00	AA+	73,775

290	New York State Housing Finance Agency, Affordable Housing Revenue, Series 2007A, 5.250%, 11/01/38 (Alternative Minimum Tax)	11/17 at 100.00	Aa2	297,702
360	Total Housing/Multifamily			371,477

	Housing/Single Family – 0.9% (0.6% of Total Investments)

925	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 130, 4.650%, 4/01/27 (Alternative Minimum Tax)	4/15 at 100.00	Aa1	929,773

	Long-Term Care – 3.6% (2.5% of Total Investments)

440	Dormitory Authority of the State of New York, GNMA Collateralized Revenue Bonds, Cabrini of Westchester Project, Series 2006, 5.200%, 2/15/41	2/17 at 103.00	AA+	465,969

255	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31	11/16 at 100.00	B1	245,904

	Dormitory Authority of the State of New York, Revenue Bonds, Providence Rest, Series 2005:
50	5.125%, 7/01/30 – ACA Insured	7/15 at 100.00	N/R	50,108
175	5.000%, 7/01/35 – ACA Insured	7/15 at 100.00	N/R	174,762

665	East Rochester Housing Authority, New York, Senior Living Revenue Bonds, Woodland Village Project, Series 2006, 5.500%, 8/01/33	8/16 at 101.00	N/R	671,577

530	Erie County Industrial Development Agency, New York, Revenue Bonds, Orchard Park CCRC Inc. Project, Series 2006A, 6.000%, 11/15/36	11/16 at 100.00	N/R	539,079

190	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2001A-1, 7.250%, 7/01/16	1/15 at 100.00	N/R	190,766

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1:
275	5.500%, 7/01/18	7/16 at 101.00	N/R	270,177
440	5.800%, 7/01/23	7/16 at 101.00	N/R	427,940

340	Suffolk County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008-B1, 5.500%, 7/01/18	7/16 at 100.00	N/R	342,890

170	Yonkers Industrial Development Agency, New York, Civic Facilities Revenue Bonds, Special Needs Facilities Pooled Program Bonds, Series 2008-C1, 5.800%, 7/01/23	7/16 at 101.00	N/R	165,340
3,530	Total Long-Term Care			3,544,512

	Tax Obligation/General – 7.4% (5.0% of Total Investments)

4,540	New York City, New York, General Obligation Bonds, Fiscal 2007 Series D-1, 5.125%, 12/01/25 (UB)	12/17 at 100.00	AA	5,097,739

1,000	New York City, New York, General Obligation Bonds, Fiscal 2012 Series B, 5.000%, 8/01/30	No Opt. Call	AA	1,151,140

35	New York City, New York, General Obligation Bonds, Fiscal Series 2005F-1, 5.000%, 9/01/19 – SYNCORA GTY Insured	9/15 at 100.00	AA	36,540

5	New York City, New York, General Obligation Bonds, Fiscal Series 2006J-1, 5.000%, 6/01/25 (UB)	6/16 at 100.00	AA	5,359

835	New York City, New York, General Obligation Bonds, Subseries G-1 Fiscal Series 2012, 5.000%, 4/01/28	No Opt. Call	AA	972,349
6,415	Total Tax Obligation/General			7,263,127

Nuveen Investments	53

NXK	Nuveen New York Dividend Advantage Municipal Fund 2
	Portfolio of Investments (continued)	September 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited – 38.9% (26.5% of Total Investments)

$4,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2013A, 5.000%, 2/15/43	2/23 at 100.00	AAA	$4,479,920

	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A:
2,000	5.750%, 2/15/47	2/21 at 100.00	A	2,310,940
2,000	5.250%, 2/15/47	2/21 at 100.00	A	2,207,900

5,000	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%, 2/15/47	2/17 at 100.00	A	5,297,900

560	Monroe Newpower Corporation, New York, Power Facilities Revenue Bonds, Series 2003, 5.500%, 1/01/34	1/15 at 100.00	A–	561,288

1,300	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2007S-2, 5.000%, 1/15/28 – FGIC Insured	1/17 at 100.00	Aa2	1,406,067

1,200	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007B, 5.000%, 11/01/30	5/17 at 100.00	AAA	1,308,972

	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2012 Series E-1:
835	5.000%, 2/01/37	2/22 at 100.00	AAA	942,156
3,950	5.000%, 2/01/42	2/22 at 100.00	AAA	4,377,388

680	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series F-1, 5.000%, 2/01/29	No Opt. Call	AAA	789,691

1,610	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38	5/23 at 100.00	AAA	1,818,930

1,060	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2014 Series D-1, 5.000%, 2/01/35	2/24 at 100.00	AAA	1,216,117

1,000	New York City, New York, Educational Construction Fund, Revenue Bonds, Series 2011A, 5.750%, 4/01/41	4/21 at 100.00	AA–	1,195,800

2,020	New York State Environmental Facilities Corporation, State Personal Income Tax Revenue Bonds, Series 2008A, 5.000%, 12/15/27 (UB)	12/17 at 100.00	AAA	2,247,452

770	New York State Housing Finance Agency, State Personal Income Tax Revenue Bonds, Economic Development and Housing, Series 2006A, 5.000%, 3/15/36	9/15 at 100.00	AAA	801,062

1,125	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2007, 5.000%, 4/01/27	10/17 at 100.00	AA+	1,240,650

2,300	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2005B, 5.500%, 4/01/20 – AMBAC Insured (UB) (4)	No Opt. Call	AA+	2,788,957

1,425	Sales Tax Asset Receivable Corporation of New York City, New York, Sales Tax Asset Revenue Bonds, Fiscal 2005 Series A, 5.000%, 10/15/26 – AGM Insured	10/14 at 100.00	AAA	1,430,828

1,435	Sales Tax Asset Receivable Corporation of New York City, New York, Sales Tax Asset Revenue Bonds, Fiscal 2015 Series A, 5.000%, 10/15/29 (WI/DD, Settling 10/15/14)	10/24 at 100.00	AAA	1,741,172
34,270	Total Tax Obligation/Limited			38,163,190

	Transportation – 23.1% (15.7% of Total Investments)

1,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2010D, 5.000%, 11/15/34	11/20 at 100.00	AA–	1,102,580

2,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2012E, 5.000%, 11/15/42	No Opt. Call	AA–	2,751,050

1,250	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	N/R	1,376,238

1,500	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007, 5.875%, 10/01/46 (5)	10/17 at 102.00	N/R	555,000

1,425	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)	12/14 at 100.00	BB	1,424,986

1,000	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, JFK Airport – American Airlines Inc., Series 2002B, 8.500%, 8/01/28 (Alternative Minimum Tax)	8/15 at 100.50	N/R	1,043,420

650	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, Terminal One Group JFK Project, Series 2005, 5.500%, 1/01/24 (Alternative Minimum Tax)	1/16 at 100.00	A3	685,100

54	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Transportation (continued)

	New York City Industrial Development Agency, New York, Special Facility Revenue Bonds, JetBlue Airways Corporation Project, Series 2006:
$35	5.000%, 5/15/20 (Alternative Minimum Tax)	11/14 at 100.00	B	$35,011
750	5.125%, 5/15/30 (Alternative Minimum Tax)	11/14 at 100.00	B	750,090

585	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	642,792

300	New York State Thruway Authority, General Revenue Bonds, Series 2005G, 5.000%, 1/01/30 – AGM Insured	7/15 at 100.00	AA	309,390

	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Forth Series 2014:
1,000	5.000%, 9/01/35	9/24 at 100.00	AA–	1,164,410
3,000	5.000%, 9/01/36	9/24 at 100.00	AA–	3,479,308

	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005:
1,000	5.000%, 12/01/28 – SYNCORA GTY Insured	6/15 at 101.00	AA–	1,037,530
280	5.000%, 12/01/31 – SYNCORA GTY Insured	6/15 at 101.00	AA–	290,483

310	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 17.814%, 8/15/32 – AGM Insured (IF)	8/17 at 100.00	AA	438,129

2,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Sixty Sixth Series 2011, 5.000%, 1/15/41	1/21 at 100.00	AA–	2,239,260

	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
210	6.500%, 12/01/28	12/15 at 100.00	BBB	222,747
1,030	6.000%, 12/01/36	12/20 at 100.00	BBB	1,200,280

780	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2002E, 5.500%, 11/15/20 – NPFG Insured	No Opt. Call	AA–	958,090

750	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue Refunding Bonds, Tender Option Bond Trust 1184, 9.241%, 5/15/16 (IF)	No Opt. Call	AA–	966,180
21,355	Total Transportation			22,672,074

	U.S. Guaranteed – 5.4% (3.7% of Total Investments) (6)

	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F:
120	5.000%, 3/15/21 (Pre-refunded 3/15/15) – AGM Insured	3/15 at 100.00	Aa1 (6)	122,698
5	5.000%, 3/15/21 (Pre-refunded 3/15/15) – AGM Insured	3/15 at 100.00	AAA	5,112

265	Hempstead Town Industrial Development Agency, New York, Revenue Bonds, Adelphi University, Civic Facility Project, Series 2005, 5.000%, 10/01/35 (Pre-refunded 10/01/15)	10/15 at 100.00	A (6)	277,943

1,965	New York City, New York, General Obligation Bonds, Fiscal Series 2005F-1, 5.000%, 9/01/19 (Pre-refunded 9/01/15) – SYNCORA GTY Insured	9/15 at 100.00	Aa2 (6)	2,053,111

2,595	New York City, New York, General Obligation Bonds, Fiscal Series 2006J-1, 5.000%, 6/01/25 (Pre-refunded 6/01/16) (UB)	6/16 at 100.00	N/R (6)	2,798,993

70	New York State Housing Finance Agency, State Personal Income Tax Revenue Bonds, Economic Development and Housing, Series 2006A, 5.000%, 3/15/36 (Pre-refunded 9/15/15)	9/15 at 100.00	N/R (6)	73,270
5,020	Total U.S. Guaranteed			5,331,127

	Utilities – 14.1% (9.6% of Total Investments)

75	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	82,821

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
1,700	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	AA–	1,817,181
1,700	5.000%, 12/01/24 – FGIC Insured	6/16 at 100.00	AA–	1,815,124

250	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B, 5.000%, 12/01/35 – CIFG Insured	6/16 at 100.00	A–	263,878

	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A:
1,000	5.000%, 5/01/36 – AGM Insured	5/21 at 100.00	AA	1,102,040
1,000	5.000%, 5/01/38	5/21 at 100.00	A–	1,093,370

Nuveen Investments	55

NXK	Nuveen New York Dividend Advantage Municipal Fund 2
	Portfolio of Investments (continued)	September 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

$900	Nassau County Industrial Development Authority, New York, Keyspan Glenwood Energy Project, Series 2003, 5.250%, 6/01/27 (Alternative Minimum Tax)	12/14 at 100.00	A–	$903,456

2,225	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2012A, 5.250%, 11/01/42	No Opt. Call	BB+	2,278,600

695	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (Alternative Minimum Tax)	1/15 at 100.00	N/R	695,007

3,285	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE, 5.000%, 12/15/41	12/23 at 100.00	AAA	3,765,924
12,830	Total Utilities			13,817,401

	Water and Sewer – 6.5% (4.4% of Total Investments)

820	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	A–	897,293

4,875	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Second Resolution Series 2011B, 5.000%, 6/15/41	6/21 at 100.00	AAA	5,464,826
5,695	Total Water and Sewer			6,362,119
$133,175	Total Long-Term Investments (cost $135,682,853)			144,199,363
	Floating Rate Obligations – (9.6)%			(9,400,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (38.8)% (7)			(38,000,000)
	Other Assets Less Liabilities – 1.3%			1,212,651
	Net Assets Applicable to Common Shares – 100%			$98,012,014

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)

Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(5)

On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.875% to 2.350%.

(6)

Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 26.4%.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

(IF)	Inverse floating rate investment.

(UB)

Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

56	Nuveen Investments

NRK

Nuveen New York AMT-Free Municipal Income Fund
Portfolio of Investments	September 30, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS 150.6% (100.0% of Total Investments)

	MUNICIPAL BONDS – 150.6% (100.0% of Total Investments)

	Consumer Staples – 3.1% (2.1% of Total Investments)

$6,350	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2006A-3, 5.000%, 6/01/35	6/16 at 100.00	B	$5,296,154

680	New York Counties Tobacco Trust II, Tobacco Settlement Pass-Through Bonds, Series 2001, 5.250%, 6/01/25	12/14 at 100.00	A1	679,939

1,165	New York Counties Tobacco Trust III, Tobacco Settlement Pass-Through Bonds, Series 2003, 5.750%, 6/01/33	12/14 at 100.00	A1	1,164,895

40,120	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.125%, 6/01/42	6/16 at 100.00	B	32,611,141
48,315	Total Consumer Staples			39,752,129

	Education and Civic Organizations – 28.0% (18.6% of Total Investments)

	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
9,995	0.000%, 7/15/45	No Opt. Call	BBB–	2,107,946
29,145	0.000%, 7/15/47	No Opt. Call	BBB–	5,518,314

	Build NYC Resource Corporation, New York, Revenue Bonds, Bronx Charter School for Excellence, Series 2013A:
250	5.000%, 4/01/33	4/23 at 100.00	BBB–	261,528
2,535	5.500%, 4/01/43	4/23 at 100.00	BBB–	2,715,137

1,030	Dormitory Authority of the State of New York, 853 Schools Program Insured Revenue Bonds, St. Anne Institute, Issue 2, Series 1998E, 5.000%, 7/01/18 – AMBAC Insured	1/15 at 100.00	N/R	1,034,161

	Dormitory Authority of the State of New York, General Revenue Bonds, New York University, Series 2001-1:
1,500	5.500%, 7/01/24 – AMBAC Insured	No Opt. Call	AA–	1,905,150
4,000	5.500%, 7/01/40 – AMBAC Insured	No Opt. Call	AA–	5,185,520

9,400	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2007A, 5.250%, 7/01/32 – NPFG Insured	7/17 at 100.00	AA–	9,889,458

4,990	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2013A, 5.000%, 7/01/44	7/23 at 100.00	A–	5,496,485

4,265	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of Technology, Series 2007, 5.250%, 7/01/34 – FGIC Insured	No Opt. Call	AA–	4,991,202

6,000	Dormitory Authority of the State of New York, Insured Revenue Bonds, Mount Sinai School of Medicine, Series 1994A, 5.150%, 7/01/24 – NPFG Insured	No Opt. Call	AA–	6,927,000

	Dormitory Authority of the State of New York, Insured Revenue Bonds, Touro College and University System, Series 2014A:
1,685	5.250%, 1/01/34	7/24 at 100.00	BBB–	1,865,801
2,185	5.500%, 1/01/39	7/24 at 100.00	BBB–	2,437,105
2,820	5.500%, 1/01/44	7/24 at 100.00	BBB–	3,109,501

6,660	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2004A, 5.000%, 7/01/29 – NPFG Insured	7/15 at 100.00	Aa2	6,858,468

10,000	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2006A, 5.000%, 7/01/31 – NPFG Insured	7/16 at 100.00	Aa2	10,603,000

6,215	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2009A, 5.000%, 7/01/39	7/19 at 100.00	Aa2	6,800,391

4,750	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2011A, 5.000%, 7/01/41	7/21 at 100.00	Aa2	5,323,515

3,750	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2012A, 5.000%, 7/01/37	7/22 at 100.00	Aa2	4,214,138

Nuveen Investments	57

NRK	Nuveen New York AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	September 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$14,585	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2013A, 5.000%, 7/01/27	7/23 at 100.00	Aa3	$17,246,471

	Dormitory Authority of the State of New York, Revenue Bonds, Barnard College, Series 2007A:
2,000	5.000%, 7/01/25 – FGIC Insured	7/17 at 100.00	AA–	2,181,860
6,525	5.000%, 7/01/37 – FGIC Insured	7/17 at 100.00	AA–	7,049,088

1,150	Dormitory Authority of the State of New York, Revenue Bonds, Canisius College, Series 2005, 5.000%, 7/01/21 – NPFG Insured	7/15 at 100.00	A3	1,165,100

9,180	Dormitory Authority of the State of New York, Revenue Bonds, Columbia University, Series 2011A, 5.000%, 10/01/41	4/21 at 100.00	AAA	10,519,913

	Dormitory Authority of the State of New York, Revenue Bonds, Convent of the Sacred Heart, Series 2011:
1,000	5.625%, 11/01/35 – AGM Insured	5/21 at 100.00	AA	1,164,410
5,980	5.750%, 11/01/40 – AGM Insured	5/21 at 100.00	AA	6,942,302

3,000	Dormitory Authority of the State of New York, Revenue Bonds, Fordham University, Series 2008B, 5.000%, 7/01/38 – AGC Insured	7/18 at 100.00	A2	3,341,610

1,000	Dormitory Authority of the State of New York, Revenue Bonds, Marymount Manhattan College, Series 2009, 5.250%, 7/01/29	7/19 at 100.00	Baa2	1,052,010

875	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.250%, 7/01/30	7/20 at 100.00	A–	972,169

3,250	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 1998A, 6.000%, 7/01/18 – NPFG Insured	No Opt. Call	AA–	3,855,605

3,415	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2007, 5.000%, 7/01/32 – AMBAC Insured	7/17 at 100.00	AA–	3,763,842

	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2009A:
10,000	5.250%, 7/01/34	7/19 at 100.00	AA–	11,574,600
3,890	5.000%, 7/01/39	7/19 at 100.00	AA–	4,427,909

13,500	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2009B, 5.000%, 7/01/39	7/19 at 100.00	AA–	15,399,720

3,115	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2012A, 5.000%, 7/01/32	7/22 at 100.00	AA–	3,530,292

2,800	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2008C, 5.000%, 7/01/37	7/20 at 100.00	Aa1	3,196,200

	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2010A:
5,000	5.000%, 7/01/35	7/20 at 100.00	Aa1	5,722,000
11,560	5.000%, 7/01/40	7/20 at 100.00	Aa1	13,101,757

	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of Technology, Series 2006A:
2,500	5.250%, 7/01/20 – AMBAC Insured	No Opt. Call	A1	2,958,075
2,000	5.250%, 7/01/21 – AMBAC Insured	No Opt. Call	A1	2,380,160

1,250	Dormitory Authority of the State of New York, Revenue Bonds, University of Rochester, Refunding Series 2009A, 5.125%, 7/01/39	No Opt. Call	AA–	1,423,813

1,000	Dutchess County Local Development Corporation, New York, Revenue Bonds, Marist College Project, Series 2013A, 5.000%, 7/01/39	7/23 at 100.00	A2	1,108,620

	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi University Project, Series 2013:
1,785	5.000%, 9/01/38	9/23 at 100.00	A	1,979,190
1,785	5.000%, 9/01/43	9/23 at 100.00	A	1,954,896

15,650	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Colgate University, Series 2005A, 5.000%, 7/01/40 – AMBAC Insured	7/15 at 100.00	AA+	16,093,521

1,400	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint John Fisher College, Series 2014A, 5.500%, 6/01/39	6/24 at 100.00	BBB+	1,560,412

58	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$7,250	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Horace Mann School, Series 1998, 5.000%, 7/01/28 – NPFG Insured	1/15 at 100.00	AA–	$7,274,578

	New York City Industrial Development Agency, New York, Payment in Lieu of Taxes Revenue Bonds, Queens Baseball Stadium Project, Series 2009:
1,000	6.125%, 1/01/29 – AGC Insured	1/19 at 100.00	AA	1,159,580
1,000	6.375%, 1/01/39 – AGC Insured	1/19 at 100.00	AA	1,167,910

	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
6,815	5.000%, 1/01/31 – AMBAC Insured	1/17 at 100.00	Ba1	7,008,887
5,000	5.000%, 1/01/36 – AMBAC Insured	1/17 at 100.00	Ba1	5,131,900
1,030	4.750%, 1/01/42 – AMBAC Insured	1/17 at 100.00	Ba1	1,049,879
14,500	5.000%, 1/01/46 – AMBAC Insured	1/17 at 100.00	Ba1	14,844,665

4,730	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA	5,775,708

	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006:
4,280	5.000%, 3/01/31 – FGIC Insured	9/16 at 100.00	BBB	4,380,066
31,650	5.000%, 3/01/36 – NPFG Insured	9/16 at 100.00	AA–	32,366,240
20,210	4.500%, 3/01/39 – FGIC Insured	9/16 at 100.00	BBB	20,444,638

3,400	New York City Trust for Cultural Resources, New York, Revenue Bonds, Whitney Museum of American Art, Series 2011, 5.000%, 7/01/31	1/21 at 100.00	A	3,798,276

	Niagara Area Development Corporation, New York, Niagara University Project, Series 2012A:
600	5.000%, 5/01/35	5/22 at 100.00	BBB+	639,108
1,000	5.000%, 5/01/42	5/22 at 100.00	BBB+	1,061,820

1,450	Onondaga Civic Development Corporation, New York, Revenue Bonds, Le Moyne College Project, Series 2012, 5.000%, 7/01/42	7/22 at 100.00	Baa2	1,537,319

1,000	Onondaga County Trust For Cultural Resources, New York, Revenue Bonds, Syracuse University Project, Series 2011, 5.000%, 12/01/36	12/21 at 100.00	AA–	1,112,090

	Tompkins County Development Corporation, New York, Revenue Bonds, Ithaca College, Series 2011:
1,390	5.500%, 7/01/33 – AGM Insured	1/21 at 100.00	A2	1,556,842
1,000	5.250%, 7/01/36 – AGM Insured	1/21 at 100.00	A2	1,096,580
4,000	5.375%, 7/01/41 – AGM Insured	1/21 at 100.00	A2	4,412,960

3,700	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010A, 5.125%, 9/01/40	9/20 at 100.00	A–	4,021,937
355,375	Total Education and Civic Organizations			352,750,348

	Financials – 1.5% (1.0% of Total Investments)

1,615	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	1,916,617

13,835	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2007, 5.500%, 10/01/37	No Opt. Call	A	16,972,501
15,450	Total Financials			18,889,118

	Health Care – 10.4% (6.9% of Total Investments)

5,315	Albany Capital Resource Corporation, New York, St. Peter’s Hospital Project, Series 2011, 6.125%, 11/15/30	11/20 at 100.00	A+	6,112,675

5,935	Albany Industrial Development Agency, New York, Revenue Bonds, Saint Peter’s Hospital, Series 2008A, 5.250%, 11/15/32	11/17 at 100.00	A+	6,466,657

4,205	Albany Industrial Development Agency, New York, Revenue Bonds, Saint Peter’s Hospital, Series 2008D, 5.375%, 11/15/32	11/17 at 100.00	A+	4,597,453

1,000	Albany Industrial Development Agency, New York, Revenue Bonds, Saint Peter’s Hospital, Series 2008E, 5.250%, 11/15/32	11/17 at 100.00	A+	1,089,580

1,250	Build NYC Resource Corporation, New York, Revenue Bonds, New York Methodist Hospital Project, Series 2014, 5.000%, 7/01/27 (WI/DD, Settling 10/15/14)	7/24 at 100.00	A–	1,422,563

Nuveen Investments	59

NRK	Nuveen New York AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	September 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$2,495	Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds, Hospital for Special Surgery, Series 2009, 6.250%, 8/15/34	8/19 at 100.00	AA+	$2,961,415

7,620	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Hudson Valley Hospital Center, Series 2007, 5.000%, 8/15/27 – AGM Insured	8/17 at 100.00	AA	8,377,276

	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004:
9,330	5.000%, 8/01/29 – FGIC Insured	2/15 at 100.00	AA–	9,452,130
425	5.000%, 8/01/33 – FGIC Insured	2/15 at 100.00	AA–	429,535

8,035	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, Montefiore Medical Center, Series 2005, 5.000%, 2/01/22 – FGIC Insured	2/15 at 100.00	AA–	8,155,043

4,000	Dormitory Authority of the State of New York, North Shore Long Island Jewish Obligated Group Revenue Bonds, Series 2011A, 5.000%, 5/01/41	5/21 at 100.00	A	4,325,640

	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008:
3,880	6.000%, 12/01/15	No Opt. Call	Ba1	4,068,568
4,345	6.000%, 12/01/16	No Opt. Call	Ba1	4,704,332
5,430	6.500%, 12/01/21	12/18 at 100.00	Ba1	6,064,387
6,780	6.125%, 12/01/29	12/18 at 100.00	Ba1	7,216,632
14,770	6.250%, 12/01/37	12/18 at 100.00	Ba1	15,589,440

	Dormitory Authority of the State of New York, Revenue Bonds, Health Quest System Inc., Series 2007B:
3,865	5.250%, 7/01/27 – AGC Insured	7/17 at 100.00	AA	4,255,558
3,500	5.125%, 7/01/37 – AGC Insured	7/17 at 100.00	AA	3,812,585

3,565	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/15 – AGM Insured	2/15 at 100.00	AA	3,605,106

900	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest System Inc, Series 2010A, 5.750%, 7/01/40 – AGM Insured	7/20 at 100.00	A–	1,002,159

1,875	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochester Project, Series 2010, 5.750%, 8/15/35	2/21 at 100.00	Aa2	2,252,175

3,900	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester General Hospital Project, Series 2013A, 5.000%, 12/01/42	12/22 at 100.00	A–	4,169,295

6,540	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%, 7/01/28	7/21 at 100.00	BBB+	7,166,270

5,050	Westchester County Health Care Corporation, New York, Senior Lien Revenue Bonds, Series 2010-C2, 6.125%, 11/01/37	11/20 at 100.00	A3	5,747,102

5,740	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001A, 7.125%, 7/01/31	1/15 at 100.00	B+	5,748,954

2,035	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001B, 7.125%, 7/01/31	1/15 at 100.00	B+	2,038,175
121,785	Total Health Care			130,830,705

	Housing/Multifamily – 0.3% (0.2% of Total Investments)

	Canton Capital Resource Corporation, New York, Student Housing Facility Revenue Bonds, Grasse River LLC at SUNY Canton Project Series 2010A:
1,000	5.000%, 5/01/40	5/20 at 100.00	AA	1,077,320
1,000	5.000%, 5/01/45 – AGM Insured	5/20 at 100.00	AA	1,073,120

1,040	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2010D-1A, 5.000%, 11/01/42	5/20 at 100.00	AA+	1,096,087

450	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2009B, 4.500%, 11/01/29	5/19 at 100.00	Aa2	472,896

	New York State Housing Finance Agency, Mortgage Revenue Refunding Bonds, Housing Project, Series 1996A:
20	6.100%, 11/01/15 – AGM Insured	11/14 at 100.00	AA	20,099
390	6.125%, 11/01/20 – AGM Insured	11/14 at 100.00	AA	391,030
3,900	Total Housing/Multifamily			4,130,552

60	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Long-Term Care – 0.8% (0.5% of Total Investments)

$800	Dormitory Authority of the State of New York, GNMA Collateralized Revenue Bonds, Cabrini of Westchester Project, Series 2006, 5.200%, 2/15/41	2/17 at 103.00	AA+	$847,216

7,310	Erie County Industrial Development Agency, New York, Revenue Bonds, Orchard Park CCRC Inc. Project, Series 2006A, 6.000%, 11/15/36	11/16 at 100.00	N/R	7,435,220

1,225	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Peconic Landing At Southold, Inc. Project, Refunding Series 2010, 6.000%, 12/01/40	12/20 at 100.00	BBB–	1,349,252
9,335	Total Long-Term Care			9,631,688

	Tax Obligation/General – 9.6% (6.4% of Total Investments)

1,000	Nassau County, New York, General Obligation Bonds, General Improvement Series 2009C, 5.000%, 10/01/29 – AGC Insured	10/19 at 100.00	AA	1,093,480

210	Nassau County, New York, General Obligation Improvement Bonds, Series 1993H, 5.500%, 6/15/16 – NPFG Insured	No Opt. Call	AA–	227,365

1,200	New York City, New York, General Obligation Bonds, Fiscal 2009 Series E, 5.000%, 8/01/28	8/19 at 100.00	AA	1,381,776

	New York City, New York, General Obligation Bonds, Fiscal 2012 Series A-1:
6,085	5.000%, 10/01/31	No Opt. Call	AA	6,975,418
1,000	5.000%, 10/01/33	10/22 at 100.00	AA	1,134,130
1,570	5.000%, 10/01/34	No Opt. Call	AA	1,774,634

8,665	New York City, New York, General Obligation Bonds, Fiscal 2012 Series B, 5.000%, 8/01/30	No Opt. Call	AA	9,974,628

	New York City, New York, General Obligation Bonds, Fiscal 2012 Series I:
1,000	5.000%, 8/01/30	8/22 at 100.00	AA	1,151,140
2,000	5.000%, 8/01/31	8/22 at 100.00	AA	2,287,160

	New York City, New York, General Obligation Bonds, Fiscal 2013 Series F-1:
5,000	5.000%, 3/01/29	3/23 at 100.00	AA	5,785,350
3,400	5.000%, 3/01/31	3/23 at 100.00	AA	3,901,194
2,190	5.000%, 3/01/32	3/23 at 100.00	AA	2,500,564
1,000	5.000%, 3/01/33	3/23 at 100.00	AA	1,136,250

3,735	New York City, New York, General Obligation Bonds, Fiscal 2014 Series A-1, 5.000%, 8/01/26	8/23 at 100.00	AA	4,408,607

8,000	New York City, New York, General Obligation Bonds, Fiscal 2014 Series D-1, 5.000%, 8/01/30	8/23 at 100.00	AA	9,270,560

7,665	New York City, New York, General Obligation Bonds, Fiscal 2015 Series A, 5.000%, 8/01/33	8/24 at 100.00	AA	8,859,588

	New York City, New York, General Obligation Bonds, Fiscal Series 2001D:
5	5.250%, 8/01/15 – AGM Insured	2/15 at 100.00	AA	5,022
5	5.000%, 8/01/16 – FGIC Insured	2/15 at 100.00	AA	5,020

6,910	New York City, New York, General Obligation Bonds, Fiscal Series 2004E, 5.000%, 11/01/20 – AGM Insured	11/14 at 100.00	AA	6,938,193

10,330	New York City, New York, General Obligation Bonds, Fiscal Series 2005J, 5.000%, 3/01/19 – FGIC Insured	3/15 at 100.00	AA	10,538,563

715	New York City, New York, General Obligation Bonds, Fiscal Series 2006C, 5.000%, 8/01/16 – AGM Insured	No Opt. Call	AA	743,915

	New York City, New York, General Obligation Bonds, Series 2011D-I:
2,785	5.000%, 10/01/30	10/21 at 100.00	AA	3,231,491
2,880	5.000%, 10/01/34	No Opt. Call	AA	3,240,605

3,345	New York City, New York, General Obligation Bonds, Subseries G-1 Fiscal Series 2012, 5.000%, 4/01/28	No Opt. Call	AA	3,895,219

	Pavilion Central School District, Genesee County, New York, General Obligation Bonds, Series 2005:
1,650	5.000%, 6/15/16 – AGM Insured	6/15 at 100.00	AA	1,697,075
1,815	5.000%, 6/15/18 – AGM Insured	6/15 at 100.00	AA	1,876,329

	Rensselaer County, New York, General Obligation Bonds, Series 1991:
960	6.700%, 2/15/16 – AMBAC Insured	No Opt. Call	AA	1,041,888
960	6.700%, 2/15/17 – AMBAC Insured	No Opt. Call	AA	1,094,736
960	6.700%, 2/15/18 – AMBAC Insured	No Opt. Call	AA	1,140,336
960	6.700%, 2/15/19 – AMBAC Insured	No Opt. Call	AA	1,182,643
960	6.700%, 2/15/20 – AMBAC Insured	No Opt. Call	AA	1,216,013
747	6.700%, 2/15/21 – AMBAC Insured	No Opt. Call	AA	967,559

Nuveen Investments	61

NRK	Nuveen New York AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	September 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

	Rochester, New York, General Obligation Bonds, Series 1999:
$735	5.250%, 10/01/20 – NPFG Insured	No Opt. Call	AA–	$878,891
735	5.250%, 10/01/21 – NPFG Insured	No Opt. Call	AA–	885,572
730	5.250%, 10/01/22 – NPFG Insured	No Opt. Call	AA–	884,658
730	5.250%, 10/01/23 – NPFG Insured	No Opt. Call	AA–	891,761
730	5.250%, 10/01/24 – NPFG Insured	No Opt. Call	AA–	898,156
730	5.250%, 10/01/25 – NPFG Insured	No Opt. Call	AA–	909,325
725	5.250%, 10/01/26 – NPFG Insured	No Opt. Call	AA–	909,012

1,145	Three Village Central School District, Brookhaven and Smithtown, Suffolk County, New York, General Obligation Bonds, Series 2005, 5.000%, 6/01/18 – FGIC Insured	No Opt. Call	Aa2	1,311,598

1,620	West Islip Union Free School District, Suffolk County, New York, General Obligation Bonds, Series 2005, 5.000%, 10/01/16 – AGM Insured	10/15 at 100.00	Aa3	1,694,245

7,635	Yonkers, New York, General Obligation Bonds, Series 2005A, 5.000%, 8/01/16 – NPFG Insured	8/15 at 100.00	AA–	7,924,517

	Yonkers, New York, General Obligation Bonds, Series 2005B:
1,650	5.000%, 8/01/19	8/15 at 100.00	A3	1,710,704
1,735	5.000%, 8/01/20	8/15 at 100.00	A3	1,798,275
108,607	Total Tax Obligation/General			121,373,165
	Tax Obligation/Limited – 52.7% (35.0% of Total Investments)

1,615	Dormitory Authority of the State of New York, 853 Schools Program Insured Revenue Bonds, Harmony Heights School, Issue 1, Series 1999C, 5.500%, 7/01/18 – AMBAC Insured	1/15 at 100.00	N/R	1,622,187

115	Dormitory Authority of the State of New York, 853 Schools Program Insured Revenue Bonds, Vanderheyden Hall Inc., Issue 2, Series 1998F, 5.250%, 7/01/18 – AMBAC Insured	1/15 at 100.00	N/R	115,489

825	Dormitory Authority of the State of New York, Insured Revenue Bonds, 853 Schools Program – Anderson School, Series 1999E, Issue 2, 5.750%, 7/01/19 – AMBAC Insured	1/15 at 100.00	N/R	828,836

7,825	Dormitory Authority of the State of New York, Insured Revenue Bonds, Special Act School District Program, Series 1999, 5.750%, 7/01/19 – NPFG Insured	1/15 at 100.00	AA–	7,858,961

1,000	Dormitory Authority of the State of New York, Master Lease Program Revenue Bonds, Nassau County Board of Cooperative Educational Services, Series 2009A, 5.000%, 8/15/28 – AGC Insured	8/19 at 100.00	AA	1,114,770

10,840	Dormitory Authority of the State of New York, Revenue Bonds, Department of Health, Series 2004-2, 5.000%, 7/01/20 – FGIC Insured	1/15 at 100.00	AA	10,882,601

	Dormitory Authority of the State of New York, Revenue Bonds, Mental Health Services Facilities Improvements, Series 2005D-1:
5,285	5.000%, 2/15/15 – NPFG Insured	No Opt. Call	AA	5,382,033
4,710	5.000%, 8/15/23 – NPFG Insured	2/15 at 100.00	AA	4,792,425

1,000	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2009A, 5.625%, 10/01/29 – AGC Insured	10/19 at 100.00	AA	1,168,900

4,000	Dormitory Authority of the State of New York, Revenue Bonds, State University Educational Facilities, 1989 Resolution, Series 2000C, 5.750%, 5/15/16 – AGM Insured	No Opt. Call	AA	4,351,280

1,000	Dormitory Authority of the State of New York, Revenue Bonds, State University Educational Facilities, Series 1993A, 5.500%, 5/15/19 – AMBAC Insured	No Opt. Call	Aa2	1,159,560

3,375	Dormitory Authority of the State of New York, Second General Resolution Consolidated Revenue Bonds, City University System, Series 1993A, 5.750%, 7/01/18 – AGM Insured	No Opt. Call	AA	3,674,633

6,435	Dormitory Authority of the State of New York, State and Local Appropriation Lease Bonds, Upstate Community Colleges, Series 2005A, 5.000%, 7/01/19 – FGIC Insured	7/15 at 100.00	AA	6,659,260

	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2011C:
995	5.000%, 3/15/34	No Opt. Call	AAA	1,128,778
25,100	5.000%, 3/15/41	3/21 at 100.00	AAA	27,724,707

	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012D:
7,550	5.000%, 2/15/33	No Opt. Call	AAA	8,555,509
10,000	5.000%, 2/15/40	No Opt. Call	AAA	11,135,600

62	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2014A:
$2,500	5.000%, 2/15/26	2/24 at 100.00	AAA	$3,016,500
5,000	5.000%, 2/15/29	2/24 at 100.00	AAA	5,894,550
10,000	5.000%, 2/15/30	2/24 at 100.00	AAA	11,744,100

7,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2014C. Group C, 5.000%, 3/15/44	3/24 at 100.00	AAA	7,902,300

28,280	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2013A, 5.000%, 3/15/43	3/23 at 100.00	AAA	31,791,528

8,100	Erie County Industrial Development Agency, New York, School Facility Refunding Revenue Bonds, Buffalo City School District, Series 2013A, 5.000%, 5/01/28	5/23 at 100.00	AA	9,401,184

	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District Project, Series 2007A:
5,980	5.750%, 5/01/27 – AGM Insured (UB)	5/17 at 100.00	AA	6,657,713
21,030	5.750%, 5/01/28 – AGM Insured (UB)	5/17 at 100.00	AA	23,395,665

	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District Project, Series 2008A:
3,540	5.750%, 5/01/27 – AGM Insured (UB)	5/18 at 100.00	AA	4,073,302
5,000	5.750%, 5/01/28 – AGM Insured (UB)	5/18 at 100.00	AA	5,757,849

10,125	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District Project, Series 2009A, 5.000%, 5/01/31	5/19 at 100.00	AA	11,370,274

	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A:
23,030	5.750%, 2/15/47	2/21 at 100.00	A	26,610,474
6,000	5.250%, 2/15/47	2/21 at 100.00	A	6,623,700
1,850	5.000%, 2/15/47 – AGM Insured	2/21 at 100.00	AA	1,991,858

	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A:
51,590	5.000%, 2/15/47 – FGIC Insured	2/17 at 100.00	A	54,663,732
4,200	5.000%, 2/15/47 – AGM Insured	2/17 at 100.00	AA	4,450,236

	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A:
1,000	5.750%, 7/01/18 – AGM Insured	No Opt. Call	AA	1,176,730
9,000	5.750%, 7/01/18 – AGM Insured (UB)	No Opt. Call	AA	10,590,570

3,675	Monroe County Industrial Development Agency, New York, School Facility Revenue Bonds, Rochester Schools Modernization Project, Series 2013, 5.000%, 5/01/28	5/23 at 100.00	AA	4,250,211

560	Monroe Newpower Corporation, New York, Power Facilities Revenue Bonds, Series 2003, 5.500%, 1/01/34	1/15 at 100.00	A–	561,288

10,440	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2007S-2, 5.000%, 1/15/28 – FGIC Insured	1/17 at 100.00	Aa2	11,291,800

5	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2002B, 5.250%, 5/01/16 – NPFG Insured	11/14 at 100.00	AAA	5,021

3,795	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007B, 5.000%, 11/01/30	5/17 at 100.00	AAA	4,139,624

5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Series 2009A-1, 5.000%, 5/01/36	5/19 at 100.00	AAA	5,642,900

	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2012 Series E-1:
6,225	5.000%, 2/01/37	2/22 at 100.00	AAA	7,023,854
24,155	5.000%, 2/01/42	2/22 at 100.00	AAA	26,768,571

32,500	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2012 Series F-1, 5.000%, 5/01/39	5/22 at 100.00	AAA	36,284,300

5,100	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series F-1, 5.000%, 2/01/29	No Opt. Call	AAA	5,922,681

Nuveen Investments	63

NRK	Nuveen New York AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	September 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$13,530	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2014 Series D-1, 5.000%, 2/01/37	2/24 at 100.00	AAA	$15,440,571

	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Lien Series 2011C:
10,000	5.500%, 11/01/35	11/20 at 100.00	AAA	11,904,200
1,000	5.000%, 11/01/39	11/20 at 100.00	AAA	1,147,890

	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Series 2011-D1:
2,000	5.250%, 2/01/30	2/21 at 100.00	AAA	2,340,300
8,490	5.000%, 2/01/35	2/21 at 100.00	AAA	9,600,407

	New York City, New York, Educational Construction Fund, Revenue Bonds, Series 2011A:
18,575	5.750%, 4/01/33 – AGM Insured	4/21 at 100.00	AA+	22,150,502
4,000	5.750%, 4/01/41	4/21 at 100.00	AA–	4,783,200

	New York Convention Center Development Corporation, Hotel Fee Revenue Bonds, Tender Option Bonds Trust 3095:
2,890	13.553%, 11/15/30 – AMBAC Insured (IF) (4)	11/15 at 100.00	AA+	3,229,662
12,940	13.539%, 11/15/44 – AMBAC Insured (IF) (4)	11/15 at 100.00	AA+	14,481,672

	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B:
30,795	5.500%, 4/01/20 – AMBAC Insured	No Opt. Call	AA+	37,341,709
5,725	5.000%, 4/01/21 – AMBAC Insured	10/15 at 100.00	AA+	5,998,827

	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series 2010A:
1,600	5.000%, 3/15/29	9/20 at 100.00	AAA	1,870,992
1,945	5.000%, 3/15/30	9/20 at 100.00	AAA	2,266,100

	New York State Urban Development Corporation, Revenue Refunding Bonds, State Facilities, Series 1995:
1,105	5.600%, 4/01/15 – NPFG Insured	No Opt. Call	AA	1,130,514
8,600	5.700%, 4/01/20 – AGM Insured (UB)	No Opt. Call	AA	9,887,850

12,070	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, General Purpose Series 2013C, 5.000%, 3/15/32	3/23 at 100.00	AAA	13,885,690

2,000	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2005B, 5.000%, 3/15/30 – AGM Insured	3/15 at 100.00	AAA	2,041,280

3,325	Niagara Falls City School District, Niagara County, New York, Certificates of Participation, High School Facility, Series 2005, 5.000%, 6/15/28 – AGM Insured	6/15 at 100.00	AA	3,373,113

	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
11,000	0.000%, 8/01/41 – NPFG Insured	No Opt. Call	AA–	1,986,710
13,520	0.000%, 8/01/42 – FGIC Insured	No Opt. Call	AA–	2,290,964
10,000	0.000%, 8/01/44 – NPFG Insured	No Opt. Call	AA–	1,491,600
19,900	0.000%, 8/01/45 – NPFG Insured	No Opt. Call	AA–	2,785,005
201,690	0.000%, 8/01/46 – NPFG Insured	No Opt. Call	AA–	26,481,895
89,130	0.000%, 8/01/47 – AMBAC Insured	No Opt. Call	BBB	10,807,013

	Sales Tax Asset Receivable Corporation of New York City, New York, Sales Tax Asset Revenue Bonds, Fiscal 2015 Series A:
4,830	5.000%, 10/15/28 (WI/DD, Settling 10/15/14)	10/24 at 100.00	AAA	5,898,782
2,775	5.000%, 10/15/29 (WI/DD, Settling 10/15/14)	10/24 at 100.00	AAA	3,367,074
5,000	5.000%, 10/15/30 (WI/DD, Settling 10/15/14)	10/24 at 100.00	AAA	6,032,400
10,000	5.000%, 10/15/31 (WI/DD, Settling 10/15/14)	10/24 at 100.00	AAA	12,015,900

825	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Hampton Bays Public Library, Series 1999A, 6.000%, 10/01/19 – NPFG Insured	10/14 at 100.00	A3	828,077
895,610	Total Tax Obligation/Limited			664,017,943

64	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Transportation – 14.7% (9.7% of Total Investments)

$13,950	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012F, 5.000%, 11/15/30	No Opt. Call	AA–	$15,931,877

8,800	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2008A, 5.250%, 11/15/36	11/17 at 100.00	AA–	9,705,696

27,285	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2010D, 5.250%, 11/15/40	11/20 at 100.00	AA–	30,300,535

6,090	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013B, 5.000%, 11/15/30	5/23 at 100.00	AA–	6,947,289

480	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013C, 5.000%, 11/15/32	5/23 at 100.00	AA–	542,146

1,900	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013D, 5.250%, 11/15/30	11/23 at 100.00	AA–	2,254,825

	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013E:
14,000	5.000%, 11/15/31	11/23 at 100.00	AA–	15,950,340
1,785	5.000%, 11/15/32	11/23 at 100.00	AA–	2,027,617
10,000	5.000%, 11/15/38	11/23 at 100.00	AA–	11,175,100

9,370	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2014B, 5.250%, 11/15/35	5/24 at 100.00	AA–	10,853,271

8,055	New York Liberty Development Corporation, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	8,850,753

3,420	New York State Thruway Authority, General Revenue Bonds, Refunding Series 2007H, 5.000%, 1/01/25 – FGIC Insured	1/18 at 100.00	AA–	3,801,433

3,910	New York State Thruway Authority, General Revenue Bonds, Series 2005F, 5.000%, 1/01/30 – AMBAC Insured	1/15 at 100.00	A	3,949,178

	New York State Thruway Authority, General Revenue Bonds, Series 2005G:
5,800	5.000%, 1/01/30 – AGM Insured	7/15 at 100.00	AA	5,981,540
3,000	5.000%, 1/01/32 – AGM Insured	7/15 at 100.00	AA	3,096,540

	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Forth Series 2014:
2,100	5.000%, 9/01/33	9/24 at 100.00	AA–	2,464,875
3,950	5.000%, 9/01/34	9/24 at 100.00	AA–	4,617,827
1,000	5.000%, 9/01/35	9/24 at 100.00	AA–	1,164,410
5,155	5.000%, 9/01/36	9/24 at 100.00	AA–	5,978,614
9,755	5.000%, 9/01/39	9/24 at 100.00	AA–	11,232,590

	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005:
4,625	5.000%, 12/01/28 – SYNCORA GTY Insured	6/15 at 101.00	AA–	4,798,576
5,760	5.000%, 12/01/31 – SYNCORA GTY Insured	6/15 at 101.00	AA–	5,975,654

4,185	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 17.814%, 8/15/32 – AGM Insured (IF)	8/17 at 100.00	AA	5,914,744

2,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/43	12/23 at 100.00	AA–	2,266,200

2,500	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.500%, 12/01/28	12/15 at 100.00	BBB	2,651,750

5,480	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2002E, 5.500%, 11/15/20 – NPFG Insured	No Opt. Call	AA–	6,731,194
164,355	Total Transportation			185,164,574

Nuveen Investments	65

NRK	Nuveen New York AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	September 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed – 8.0% (5.3% of Total Investments) (5)

$950	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, St. Luke’s Roosevelt Hospital, Series 2005, 4.900%, 8/15/31 (Pre-refunded 8/15/15)	8/15 at 100.00	N/R (5)	$989,748

	Dormitory Authority of the State of New York, Judicial Facilities Lease Revenue Bonds, Suffolk County Issue, Series 1986:
815	7.375%, 7/01/16 (ETM)	No Opt. Call	Aaa	882,767
245	7.375%, 7/01/16 – BIGI Insured (ETM)	No Opt. Call	Aaa	265,372

30	Dormitory Authority of the State of New York, Revenue Bonds, Mental Health Services Facilities Improvements, Series 2005D-1, 5.000%, 2/15/15 – NPFG Insured (ETM)	No Opt. Call	AA– (5)	30,552

5	Dormitory Authority of the State of New York, Revenue Bonds, Mental Health Services Facilities Improvements, Series 2005D-1, 5.000%, 8/15/23 (Pre-refunded 2/15/15) – NPFG Insured	2/15 at 100.00	AA– (5)	5,092

3,000	Dormitory Authority of the State of New York, School Districts Revenue Bond Financing Program, Peekskill City School District, Series 2005D, 5.000%, 10/01/33 (Pre-refunded 10/01/15) – NPFG Insured	10/15 at 100.00	AA– (5)	3,145,590

	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F:
2,885	5.000%, 3/15/21 (Pre-refunded 3/15/15) – AGM Insured	3/15 at 100.00	Aa1 (5)	2,949,855
155	5.000%, 3/15/21 (Pre-refunded 3/15/15) – AGM Insured	3/15 at 100.00	AAA	158,484

15	Erie County Water Authority, New York, Water Revenue Bonds, Series 1990B, 6.750%, 12/01/14 – AMBAC Insured (ETM)	No Opt. Call	N/R (5)	15,170

2,000	Erie County, New York, General Obligation Bonds, Series 2005A, 5.000%, 12/01/18 (Pre-refunded 12/01/15) – NPFG Insured	12/15 at 100.00	AA– (5)	2,113,580

	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 1998A:
5,090	5.000%, 4/01/23 (Pre-refunded 10/01/15) – FGIC Insured	10/15 at 100.00	AA+ (5)	5,338,596
11,000	4.750%, 4/01/28 (Pre-refunded 10/01/15) – FGIC Insured	10/15 at 100.00	AA+ (5)	11,509,630

	New York City Housing Development Corporation, New York, Capital Fund Program Revenue Bonds, New York Housing Authority Program, Series 2005A:
4,600	5.000%, 7/01/16 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	AA+ (5)	4,769,372
18,865	5.000%, 7/01/25 (Pre-refunded 7/01/15) – NPFG Insured (UB) (4)	7/15 at 100.00	AA+ (5)	19,559,609

5	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007B, 5.000%, 11/01/30 (Pre-refunded 5/01/17)	5/17 at 100.00	N/R (5)	5,574

	New York City, New York, General Obligation Bonds, Fiscal Series 2004E:
4,705	5.000%, 11/01/19 (Pre-refunded 11/01/14) – AGM Insured	11/14 at 100.00	AA (5)	4,724,761
7,845	5.000%, 11/01/19 (Pre-refunded 11/01/14) – AGM Insured	11/14 at 100.00	AA (5)	7,877,243
940	5.000%, 11/01/20 (Pre-refunded 11/01/14) – AGM Insured	11/14 at 100.00	AA (5)	943,967

35	New York City, New York, General Obligation Bonds, Fiscal Series 2006C, 5.000%, 8/01/16 (Pre-refunded 8/01/15) – AGM Insured	8/15 at 100.00	AA (5)	36,429

8,190	New York State Thruway Authority, General Revenue Bonds, Series 2005F, 5.000%, 1/01/30 (Pre-refunded 1/01/15) – AMBAC Insured	1/15 at 100.00	A2 (5)	8,291,720

875	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B, 5.000%, 4/01/21 (Pre-refunded 10/01/15) – AMBAC Insured	10/15 at 100.00	N/R (5)	917,735

500	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2005B, 5.000%, 3/15/30 (Pre-refunded 3/15/15) – AGM Insured	3/15 at 100.00	Aa1 (5)	511,240

	Suffolk County Water Authority, New York, Waterworks Revenue Bonds, Series 2005C:
9,395	5.000%, 6/01/28 (Pre-refunded 6/01/15) – NPFG Insured	6/15 at 100.00	AAA	9,699,680
14,700	5.000%, 6/01/28 (Pre-refunded 6/01/15) – NPFG Insured (UB)	6/15 at 100.00	AA+ (5)	15,176,721

	Yonkers, New York, General Obligation Bonds, Series 2005B:
540	5.000%, 8/01/19 (Pre-refunded 8/01/15)	8/15 at 100.00	A3 (5)	562,054
570	5.000%, 8/01/20 (Pre-refunded 8/01/15)	8/15 at 100.00	A3 (5)	593,279
97,955	Total U.S. Guaranteed			101,073,820

66	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities – 13.6% (9.0% of Total Investments)

$2,450	Chautauqua County Industrial Development Agency, New York, Exempt Facility Revenue Bonds, NRG Dunkirk Power Project, Series 2009, 5.875%, 4/01/42	2/20 at 100.00	Baa3	$2,679,565

3,000	Guam Power Authority, Revenue Bonds, Series 2010A, 5.000%, 10/01/37 – AGM Insured	10/20 at 100.00	AA	3,279,930

1,045	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	1,153,973

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
8,000	0.000%, 6/01/24 – AGM Insured	No Opt. Call	AA	6,184,880
8,000	0.000%, 6/01/25 – AGM Insured	No Opt. Call	AA	5,898,560
20,000	0.000%, 6/01/26 – AGM Insured	No Opt. Call	AA	14,130,800
10,000	0.000%, 6/01/27 – AGM Insured	No Opt. Call	AA	6,707,900
15,000	0.000%, 6/01/28 – AGM Insured	No Opt. Call	AA	9,602,100
10,000	0.000%, 6/01/29 – AGM Insured	No Opt. Call	AA	6,089,500

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
21,830	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	AA–	23,334,740
27,015	5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	AA–	28,821,223

2,750	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B, 5.000%, 12/01/35 – CIFG Insured	6/16 at 100.00	A–	2,902,653

3,310	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2008A, 5.500%, 5/01/33 – BHAC Insured	5/19 at 100.00	AA+	3,880,512

5,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/38	5/21 at 100.00	A–	5,466,850

5,000	New York State Energy Research and Development Authority, Pollution Control Revenue Refunding Bonds, Niagara Mohawk Power Corporation, Series 1998A, 5.150%, 11/01/25 – AMBAC Insured	11/14 at 100.00	A	5,009,000

6,500	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2012B, 4.000%, 11/01/24	No Opt. Call	BB+	6,593,210

2,635	Power Authority of the State of New York, General Revenue Bonds, Series 2006A, 5.000%, 11/15/19 – FGIC Insured	11/15 at 100.00	Aa2	2,777,659

	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE:
9,500	5.000%, 12/15/32	12/23 at 100.00	AAA	11,173,045
22,290	5.000%, 12/15/41	12/23 at 100.00	AAA	25,553,256
183,325	Total Utilities			171,239,356

	Water and Sewer – 7.9% (5.3% of Total Investments)

800	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Fiscal 2009 Series 2008A, 5.750%, 6/15/40	No Opt. Call	AAA	920,912

5,160	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2012 Series BB, 5.000%, 6/15/44	12/21 at 100.00	AA+	5,688,797

5,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Series 2007AA, 5.000%, 6/15/37	6/17 at 100.00	AA+	5,455,500

19,455	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Series 2005C, 5.000%, 6/15/27 – NPFG Insured (UB)	6/15 at 100.00	AAA	20,098,961

12,365	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Series 2006B, 5.000%, 6/15/36 – NPFG Insured (UB)	6/16 at 100.00	AAA	13,113,700

4,085	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2013 Series DD, 5.000%, 6/15/35	6/23 at 100.00	AA+	4,668,175

10,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal Series 2014DD, 5.000%, 6/15/35	6/24 at 100.00	AA+	11,568,300

3,845	New York State Environmental Facilities Corporation, Revenue Bonds, State Revolving Funds Master Financing, Series 2010C, 5.000%, 10/15/35	4/20 at 100.00	AAA	4,374,341

3,095	New York State Environmental Facilities Corporation, Revenue Bonds, State Revolving Funds Master Financing, Series 2012B, 5.000%, 2/15/42	2/22 at 100.00	AAA	3,476,675

Nuveen Investments	67

NRK	Nuveen New York AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	September 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$2,580	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Second Resolution Subordinated Series 2014A, 5.000%, 6/15/30	6/24 at 100.00	AAA	$3,092,233

22,340	New York State Environmental Facilities Corporation, State Revolving Funds Revenue Bonds, Master Financing Program, Green Bonds Series 2014B, 5.000%, 5/15/44	5/24 at 100.00	AAA	25,677,594

2,230	Upper Mohawk Valley Regional Water Finance Authority, New York, Water System Revenue Bonds, Series 2000, 0.000%, 4/01/23 – AMBAC Insured	No Opt. Call	A1	1,777,934
90,955	Total Water and Sewer			99,913,122
$2,094,967	Total Long-Term Investments (cost $1,786,674,057)			1,898,766,520
	Floating Rate Obligations – (6.7)%			(83,985,000)
	Institutional MuniFund Term Preferred Shares, at Liquidation Value – (6.3)% (6)			(79,000,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (38.8)% (7)			(488,800,000)
	Other Assets Less Liabilities – 1.2%			13,515,986
	Net Assets Applicable to Common Shares – 100%			$1,260,497,506

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)

Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(5)

Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Institutional MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 4.2%.

(7)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 25.7%.

(ETM)	Escrowed to maturity.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

(IF)	Inverse floating rate investment.

(UB)

Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

68	Nuveen Investments

Statement of

Assets and Liabilities

September 30, 2014

	New York Value (NNY	)	New York Value 2 (NYV	)	New York Performance Plus (NNP	)
Assets
Long-term investments, at value (cost $143,505,026, $33,282,310, and $328,976,340, respectively)	$153,069,546		$37,672,332		$352,307,950
Cash	968,380		—		—
Receivable for:
Interest	2,165,466		561,243		4,774,112
Investments sold	1,905,000		—		—
Deferred offering costs	—		—		1,154,782
Other assets	3,766		1,163		127,000
Total assets	$158,112,158		38,234,738		358,363,844
Liabilities
Cash overdraft	—		613,210		754,501
Floating rate obligations	3,255,000		—		25,625,000
Payable for:
Common share dividends	444,462		116,962		915,608
Interest	—		—		—
Investments purchased	1,197,480		—		2,999,687
Offering costs	—		—		—
Institutional MuniFund Term Preferred (“iMTP”) Shares, at liquidation value	—		—		—
Variable Rate MuniFund Term Preferred (“VMTP”) Shares, at liquidation value	—		—		—
Variable Rate Demand Preferred (“VRDP”) Shares, at liquidation value	—		—		89,000,000
Accrued expenses:
Management fees	63,737		18,244		183,577
Directors/Trustees fees	934		229		43,483
Reorganization	—		—		25,000
Other	63,724		30,786		94,884
Total liabilities	5,025,337		779,431		119,641,740
Net assets applicable to common shares	$153,086,821		$37,455,307		$238,722,104
Common shares outstanding	15,191,165		2,349,612		15,063,511
Net asset value (“NAV”) per common share outstanding	$10.08		$15.94		$15.85
Net assets applicable to common shares consist of:
Common shares, $.01 par value per share	$151,912		$23,496		$150,635
Paid-in surplus	144,979,430		33,599,476		219,945,033
Undistributed (Over-distribution of) net investment income	733,827		249,418		2,232,184
Accumulated net realized gain (loss)	(2,342,868)		(807,105)		(6,937,358)
Net unrealized appreciation (depreciation)	9,564,520		4,390,022		23,331,610
Net assets applicable to common shares	$153,086,821		$37,455,307		$238,722,104
Authorized shares:
Common	250,000,000		Unlimited		200,000,000
Preferred	N/A		N/A		950,000
N/A – Fund is not authorized to issue preferred shares.

See accompanying notes to financial statements.

Nuveen Investments	69

Statement of Assets and Liabilities (continued)

	New York Dividend Advantage (NAN	)	New York Dividend Advantage 2 (NXK	)	New York AMT-Free Income (NRK	)
Assets
Long-term investments, at value (cost $196,013,376, $135,682,853 and $1,786,674,057, respectively)	$209,348,479		$144,199,363		$1,898,766,520
Cash	—		1,770,444		973,623
Receivable for:
Interest	2,877,915		1,935,594		24,570,932
Investments sold	—		—		19,624,503
Deferred offering costs	82,186		82,186		3,299,258
Other assets	451,569		5,353		548,808
Total assets	212,760,149		147,992,940		1,947,783,644
Liabilities
Cash overdraft	317,658		—		—
Floating rate obligations	13,155,000		9,400,000		83,985,000
Payable for:
Common share dividends	555,859		342,806		5,313,594
Interest	45,613		30,952		—
Investments purchased	203,572		1,718,384		28,430,041
Offering costs	25,728		32,011		92,248
Institutional MuniFund Term Preferred (“iMTP”) Shares, at liquidation value	—		—		79,000,000
Variable Rate MuniFund Term Preferred (“VMTP”) Shares, at liquidation value	56,000,000		38,000,000		—
Variable Rate Demand Preferred (“VRDP”) Shares, at liquidation value	—		—		488,800,000
Accrued expenses:
Management fees	110,081		73,886		924,391
Directors/Trustees fees	1,205		828		193,886
Reorganization	—		330,000		113,907
Other	66,115		52,059		433,071
Total liabilities	70,480,831		49,980,926		687,286,138
Net assets applicable to common shares	$142,279,318		$98,012,014		$1,260,497,506
Common shares outstanding	9,265,330		6,483,216		87,618,504
Net asset value (“NAV”) per common share outstanding	$15.36		$15.12		$14.39
Net assets applicable to common shares consist of:
Common shares, $.01 par value per share	$92,653		$64,832		$876,185
Paid-in surplus	130,308,114		91,183,806		1,192,153,431
Undistributed (Over-distribution of) net investment income	868,604		468,722		2,073,373
Accumulated net realized gain (loss)	(2,325,156)		(2,221,856)		(46,697,946)
Net unrealized appreciation (depreciation)	13,335,103		8,516,510		112,092,463
Net assets applicable to common shares	$142,279,318		$98,012,014		$1,260,497,506
Authorized shares:
Common	Unlimited		Unlimited		Unlimited
Preferred	Unlimited		Unlimited		Unlimited

See accompanying notes to financial statements.

70	Nuveen Investments

Statement of

Operations	Year Ended September 30, 2014

	New York Value (NNY	)	New York Value 2 (NYV )	New York Performance Plus (NNP	)	New York Dividend Advantage (NAN	)	New York Dividend Advantage 2 (NXK	)	New York AMT-Free Income (NRK	)
Investment Income	$ 7,097,312		$ 1,873,987	$ 16,249,723		$ 9,690,523		$ 6,457,982		$ 86,026,595
Expenses
Management fees	761,879		218,046	2,206,661		1,310,930		889,037		11,088,248
Shareholder servicing agent fees and expenses	26,082		237	25,459		28,280		21,003		89,361
Interest expense and amortization of offering costs	11,398		—	317,667		1,643,061		1,132,457		2,613,506
Liquidity fees	—		—	919,055		—		—		3,912,497
Remarketing fees	—		—	90,235		—		—		495,590
Custodian fees and expenses	33,349		13,861	56,925		42,682		31,038		271,277
Directors/Trustees fees and expenses	4,525		1,105	9,738		16,513		11,354		54,462
Professional fees	26,632		22,890	42,177		30,961		29,512		149,342
Shareholder reporting expenses	28,264		10,063	56,194		44,319		32,141		77,294
Stock exchange listing fees	8,791		265	8,765		38,766		15,732		21,882
Investor relations expenses	19,173		4,856	36,440		23,003		16,065		195,037
Reorganization expenses	—		—	25,000		270,000		330,000		—
Other expenses	13,419		7,455	52,545		31,829		37,925		159,079
Total expenses	933,512		278,778	3,846,861		3,480,344		2,546,264		19,127,575
Net investment income (loss)	$6,163,800		$1,595,209	$12,402,862		$6,210,179		$3,911,718		$66,899,020
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(1,535,232)		(281,701)	(5,598,937)		(1,338,553)		(1,593,407)		(19,256,151)
Swaps	—		64,300	—		—		—		—
Change in net unrealized appreciation (depreciation) of:
Investments	7,808,893		2,182,124	20,585,674		11,647,643		7,978,079		95,855,590
Swaps	—		(182,941)	—		—		—		—
Net realized and unrealized gain (loss)	6,273,661		1,781,782	14,986,737		10,309,090		6,384,672		76,599,439
Net increase (decrease) in net assets applicable to common shares from operations	$12,437,461		$3,376,991	$27,389,599		$16,519,269		$10,296,390		$ 143,498,459

See accompanying notes to financial statements.

Nuveen Investments	71

Statement of

Changes in Net Assets

	New York Value (NNY)		New York Value 2 (NYV)		New York Performance Plus (NNP)
	Year Ended 9/30/14	Year Ended 9/30/13	Year Ended 9/30/14	Year Ended 9/30/13	Year Ended 9/30/14	Year Ended 9/30/13
Operations
Net investment income (loss)	$6,163,800	$6,111,531	$1,595,209	$1,695,660	$12,402,862	$12,469,968
Net realized gain (loss) from:
Investments	(1,535,232)	(880,642)	(281,701)	11,111	(5,598,937)	(920,503)
Swaps	—	—	64,300	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	7,808,893	(10,658,504)	2,182,124	(3,355,084)	20,585,674	(27,575,761)
Swaps	—	—	(182,941)	409,098	—	—
Net increase (decrease) in net assets applicable to common shares from operations	12,437,461	(5,427,615)	3,376,991	(1,239,215)	27,389,599	(16,026,296)
Distributions to Common Shareholders
From net investment income	(5,872,906)	(5,954,061)	(1,551,449)	(1,578,939)	(12,834,114)	(12,948,803)
From accumulated net realized gains	—	(229,332)	—	—	—	(587,477)
Decrease in net assets applicable to common shares from distributions to common shareholders	(5,872,906)	(6,183,393)	(1,551,449)	(1,578,939)	(12,834,114)	(13,536,280)
Capital Share Transactions
Common shares:
Issued in reorganizations	—	—	—	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	154,748	—	13,897	—	303,049
Repurchased and retired	—	—	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	154,748	—	13,897	—	303,049
Net increase (decrease) in net assets applicable to common shares	6,564,555	(11,456,260)	1,825,542	(2,804,257)	14,555,485	(29,259,527)
Net assets applicable to common shares at the beginning of period	146,522,266	157,978,526	35,629,765	38,434,022	224,166,619	253,426,146
Net assets applicable to common shares at the end of period	$153,086,821	$146,522,266	$37,455,307	$35,629,765	$238,722,104	$224,166,619
Undistributed (Over-distribution of) net investment income at the end of period	$733,827	$502,627	$249,418	$205,995	$2,232,184	$2,605,453

See accompanying notes to financial statements.

72	Nuveen Investments

	New York Dividend Advantage (NAN)		New York Dividend Advantage 2 (NXK)		New York AMT-Free Income (NRK)
	Year Ended 9/30/14	Year Ended 9/30/13	Year Ended 9/30/14	Year Ended 9/30/13	Year Ended 9/30/14	Year Ended 9/30/13
Operations
Net investment income (loss)	$6,210,179	$6,478,387	$3,911,718	$4,271,991	$66,899,020	$37,688,512
Net realized gain (loss) from:
Investments	(1,338,553)	(801,059)	(1,593,407)	(533,765)	(19,256,151)	(13,911,765)
Swaps	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	11,647,643	(14,980,656)	7,978,079	(10,364,770)	95,855,590	(127,408,711)
Swaps	—	—	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from operations	16,519,269	(9,303,328)	10,296,390	(6,626,544)	143,498,459	(103,631,964)
Distributions to Common Shareholders
From net investment income	(7,007,369)	(7,061,108)	(4,293,769)	(4,677,571)	(72,197,648)	(31,617,133)
From accumulated net realized gains	—	(285,372)	—	(148,587)	—	(74,697)
Decrease in net assets applicable to common shares from distributions to common shareholders	(7,007,369)	(7,346,480)	(4,293,769)	(4,826,158)	(72,197,648)	(31,691,830)
Capital Share Transactions
Common shares:
Issued in reorganizations	—	—	—	—	—	1,270,370,280
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	—	—	10,707
Repurchased and retired	—	—	(64,887)	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	—	(64,887)	—	—	1,270,380,987
Net increase (decrease) in net assets applicable to common shares	9,511,900	(16,649,808)	5,937,734	(11,452,702)	71,300,811	1,135,057,193
Net assets applicable to common shares at the beginning of period	132,767,418	149,417,226	92,074,280	103,526,982	1,189,196,695	54,139,502
Net assets applicable to common shares at the end of period	$142,279,318	$132,767,418	$98,012,014	$92,074,280	$1,260,497,506	$1,189,196,695
Undistributed (Over-distribution of) net investment income at the end of period	$868,604	$1,083,630	$468,722	$240,029	$2,073,373	$8,167,274

See accompanying notes to financial statements.

Nuveen Investments	73

Statement of

Cash Flows

Year Ended September 30, 2014

	New York Performance Plus (NNP)	New York Dividend Advantage (NAN)
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$27,389,599	$16,519,269
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(66,488,697)	(40,894,875)
Proceeds from sales and maturities of investments	70,310,038	46,362,232
Amortization (Accretion) of premiums and discounts, net	165,782	536,617
Amortization of deferred offering costs	39,498	380,309
(Increase) Decrease in:
Receivable for interest	90,289	133,856
Receivable for investments sold	30,000	15,000
Other assets	108	(441,621)
Increase (Decrease) in:
Payable for interest	—	(74,726)
Payable for investments purchased	2,999,687	203,572
Accrued management fees	6,704	5,374
Accrued Directors/Trustees fees	(1,879)	15
Accrued reorganization expenses	25,000	—
Accrued other expenses	9,630	6,305
Net realized (gain) loss from investments	5,598,937	1,338,553
Change in net unrealized (appreciation) depreciation of investments	(20,585,674)	(11,647,643)
Taxes paid on undistributed capital gains	—	(688)
Net cash provided by (used in) operating activities	19,589,022	12,441,549
Cash Flows from Financing Activities:
(Payments for) deferred offering costs	—	(92,000)
Increase (Decrease) in:
Cash overdraft	754,501	(1,697,451)
Floating rate obligations	(9,020,000)	(4,310,000)
Payable for offering costs	—	25,728
iMTP Shares, at liquidation value	—	—
MTP Shares, at liquidation value	—	(55,360,000)
VMTP Shares, at liquidation value	—	56,000,000
Cash distributions paid to common shareholders	(12,821,000)	(7,007,826)
Cost of shares repurchased and retired	—	—
Net cash provided by (used in) financing activities	(21,086,499)	(12,441,549)
Net Increase (Decrease) in Cash	(1,497,477)	—
Cash at the beginning of period	1,497,477	—
Cash at the end of period	$—	$—
Supplemental Disclosure of Cash Flow Information
	New York Performance Plus (NNP)	New York Dividend Advantage (NAN)
Cash paid for interest (excluding amortization of offering costs)	$272,376	$1,337,479

See accompanying notes to financial statements.

74	Nuveen Investments

	New York Dividend Advantage 2 (NXK)	New York AMT-Free Income (NRK)
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$10,296,390	$143,498,459
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(32,090,887)	(464,563,638)
Proceeds from sales and maturities of investments	33,692,739	516,104,247
Amortization (Accretion) of premiums and discounts, net	445,634	1,470,279
Amortization of deferred offering costs	284,019	503,740
(Increase) Decrease in:
Receivable for interest	154,270	1,141,833
Receivable for investments sold	—	(10,009,191)
Other assets	(1,041)	(4,647)
Increase (Decrease) in:
Payable for interest	(49,565)	(46,325)
Payable for investments purchased	(340,816)	13,603,321
Accrued management fees	2,291	35,050
Accrued Directors/Trustees fees	6	(3,538)
Accrued reorganization expenses	330,000	(81,404)
Accrued other expenses	6,761	(12,726)
Net realized (gain) loss from investments	1,593,407	19,256,151
Change in net unrealized (appreciation) depreciation of investments	(7,978,079)	(95,855,590)
Taxes paid on undistributed capital gains	(521)	(3,657)
Net cash provided by (used in) operating activities	6,344,608	125,032,364
Cash Flows from Financing Activities:
(Payments for) deferred offering costs	(92,000)	(590,000)
Increase (Decrease) in:
Cash overdraft	—	(2,875,394)
Floating rate obligations	(2,750,000)	(48,735,000)
Payable for offering costs	32,011	33,427
iMTP Shares, at liquidation value	—	79,000,000
MTP Shares, at liquidation value	(37,890,000)	(27,680,000)
VMTP Shares, at liquidation value	38,000,000	(50,700,000)
Cash distributions paid to common shareholders	(4,294,226)	(72,511,774)
Cost of shares repurchased and retired	(64,887)	—
Net cash provided by (used in) financing activities	(7,059,102)	(124,058,741)
Net Increase (Decrease) in Cash	(714,494)	973,623
Cash at the beginning of period	2,484,938	—
Cash at the end of period	$1,770,444	$973,623
Supplemental Disclosure of Cash Flow Information
	New York Dividend Advantage 2 (NXK)	New York AMT-Free Income (NRK)
Cash paid for interest (excluding amortization of offering costs)	$898,003	$2,138,812

See accompanying notes to financial statements.

Nuveen Investments	75

Financial

Highlights

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income to Common Share- holders	From Accumu- lated Net Realized Gains to Common Share- holders	Total	Ending Common Share NAV	Ending Market Value
New York Value (NNY)
Year Ended 9/30:
2014	$ 9.65	$.41	$ .41	$ .82	$(.39)	$ —	$(.39)	$10.08	$ 9.71
2013	10.41	.40	(.75)	(.35)	(.39)	(.02)	(.41)	9.65	8.97
2012	9.93	.42	.48	.90	(.42)	—	(.42)	10.41	10.55
2011	10.02	.43	(.08)	.35	(.43)	(.01)	(.44)	9.93	9.47
2010	9.91	.42	.14	.56	(.43)	(.02)	(.45)	10.02	9.88

New York Value 2 (NYV)
Year Ended 9/30:
2014	15.16	.68	.76	1.44	(.66)	—	(.66)	15.94	14.44
2013	16.36	.72	(1.25)	(.53)	(.67)	—	(.67)	15.16	13.99
2012	15.36	.72	.95	1.67	(.67)	—	(.67)	16.36	16.33
2011	16.10	.75	(.74)	.01	(.75)	—	(.75)	15.36	14.13
2010	15.91	.79	.17	.96	(.77)	—	(.77)	16.10	15.38

(a)	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

76	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares

Based on Common Share NAV (a)	Based on Market Value (a)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(b)	Net Investment Income (Loss)	Portfolio Turnover Rate	(c)

8.63%	12.76%	$153,087	.63%		4.13%	23%
(3.51)	(11.41)	146,522	.61		3.97	21
9.23	16.11	157,979	.65		4.14	10
3.62	.39	150,555	.65		4.40	10
5.82	8.78	152,031	.67		4.30	5

9.69	8.12	37,455	.76		4.37	19
(3.36)	(10.46)	35,630	.74		4.50	3
11.12	20.74	38,434	.75		4.55	10
.27	(3.15)	36,040	.77		4.99	18
6.26	9.12	37,796	.74		5.04	2

(b)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, as follows:

New York Value (NNY)		New York Value 2 (NYV)
Year Ended 9/30:		Year Ended 9/30:
2014	.01%	2014	—%
2013	.01	2013	—
2012	.01	2012	—
2011	.01	2011	—
2010	.01	2010	—

(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Nuveen Investments	77

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations					Less Distributions
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders(a)	Distributions from Accumu- lated Net Realized Gains to Auction Rate Preferred Share- holders(a)	Total	From Net Investment Income to Common Share- holders	From Accumu- lated Net Realized Gains to Common Share- holders	Total	Ending Common Share NAV	Ending Market Value
New York Performance Plus (NNP)
Year Ended 9/30:
2014	$14.88	$.82	$ 1.00	$ —	$ —	$ 1.82	$(.85)	$ —	$(.85)	$15.85	$13.93
2013	16.84	.83	(1.89)	—	—	(1.06)	(.86)	(.04)	(.90)	14.88	13.68
2012	15.86	.86	1.00	—	—	1.86	(.88)	—	(.88)	16.84	17.18
2011	16.05	.88	(.18)	—	—	.70	(.88)	(.01)	(.89)	15.86	14.93
2010	15.63	.91	.38	(.01)	—*	1.28	(.84)	(.02)	(.86)	16.05	15.52

New York Dividend Advantage (NAN)
Year Ended 9/30:
2014	14.33	.67	1.12	—	—	1.79	(.76)	-—	(.76)	15.36	13.33
2013	16.13	.70	(1.71)	—	—	(1.01)	(.76)	(.03)	(.79)	14.33	12.91
2012	15.01	.73	1.19	—	—	1.92	(.79)	(.01)	(.80)	16.13	16.00
2011	15.17	.76	(.10)	—*	—	.66	(.79)	(.03)	(.82)	15.01	13.70
2010	14.82	.84	.34	(.01)	—*	1.17	(.78)	(.04)	(.82)	15.17	14.43

(a)	The amounts shown are based on common share equivalents.
(b)	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
*	Rounds to less than $.01 per share.

78	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)

Based on Common Share NAV (b)	Based on Market Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(d)	Net Investment Income (Loss)	Portfolio Turnover Rate	(e)

12.57%	8.22%	$238,722	1.67%		5.38%	19%
(6.57)	(15.66)	224,167	1.63		5.12	16
12.05	21.58	253,426	1.64		5.27	11
4.78	2.30	238,572	1.77		5.77	6
8.46	11.39	241,450	1.53		5.84	9

12.79	9.29	142,279	2.55		4.54	20
(6.48)	(14.81)	132,767	2.35		4.51	14
13.05	23.20	149,417	2.37		4.71	9
4.75	.98	139,060	2.42		5.26	10
8.28	14.63	140,525	1.74		5.74	10

(c)	Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred Shares (“ARPS”), MTP Shares, VMTP Shares and/or VRDP Shares, where applicable.
(d)	The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares, VMTP Shares, VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Note 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares, Variable Rate MuniFund Term Preferred Shares and Variable Rate Demand Preferred Shares and Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, as follows:

New York Performance Plus (NNP)		New York Dividend Advantage (NAN)
Year Ended 9/30:		Year Ended 9/30:
2014	.58%	2014	1.20%
2013	.59	2013	1.26
2012	.61	2012	1.27
2011	.70	2011	1.27
2010	.40	2010	.63

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Nuveen Investments	79

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations					Less Distributions
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share-holders(a)	Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Share-holders(a)	Total	From Net Investment Income to Common Share- holders	From Accumulated Net Realized Gains to Common Share- holders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share NAV	Ending Market Value
New York Dividend Advantage 2 (NXK)
Year Ended 9/30:
2014	$14.19	$.60	$ .99	$ —	$ —	$ 1.59	$ (.66)	$ —	$(.66)	$ —	*	$15.12	$13.17
2013	15.96	.66	(1.69)	—	—	(1.03)	(.72)	(.02)	(.74)	—		14.19	12.69
2012	14.94	.72	1.10	—	—	1.82	(.80)	—	(.80)	—		15.96	15.51
2011	15.13	.74	(.13)	—	—	.61	(.80)	—	(.80)	—		14.94	13.60
2010	14.76	.83	.36	(.01)	—*	1.18	(.80)	(.01)	(.81)	—		15.13	14.37

New York AMT-Free Income (NRK)
Year Ended 9/30:
2014	13.57	.76	.88	—	—	1.64	(.82)	—	(.82)	—		14.39	12.80
2013	15.44	.76	(1.87)	—	—	(1.11)	(.74)	(.02)	(.76)	—		13.57	12.24
2012	15.03	.66	.46	—	—	1.12	(.70)	(.01)	(.71)	—		15.44	15.29
2011	15.36	.65	(.24)	—	—	.41	(.74)	—	(.74)	—		15.03	13.86
2010	15.18	.77	.23	(.01)	(.01)	.98	(.73)	(.07)	(.80)	—		15.36	14.75

(a)	The amounts shown are based on common share equivalents.
(b)	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
*	Rounds to less than $.01 per share.

80	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)			Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Common Share NAV (b)	Based on Market Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss)	Expenses	(e)	Net Investment Income (Loss)	Portfolio Turnover Rate	(f)

11.49%	9.18%	$98,012	2.70%		4.15%	N/A		N/A	23%
(6.67)	(13.85)	92,074	2.30		4.29	N/A		N/A	17
12.47	20.38	103,527	2.32		4.66	N/A		N/A	10
4.38	.49	96,940	2.44		5.12	2.41%		5.16%	14
8.27	13.65	98,156	1.74		5.54	1.63		5.65	6

12.48	11.53	1,260,498	1.57		5.50	N/A		N/A	25
(7.40)	(15.46)	1,189,197	1.77		5.26	N/A		N/A	27
7.63	15.78	54,140	2.82		4.35	N/A		N/A	15
2.91	(.81)	52,694	2.91		4.44	2.89		4.47	6
6.70 **	13.97	53,866	1.95		5.01	1.81		5.15	4

(c)	Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS, iMTP, MTP, VMTP and/or VRDP Shares, where applicable.
(d)	After expense reimbursement from the Adviser, where applicable. As of March 31, 2011 and November 30, 2010, the Adviser is no longer reimbursing New York Dividend Advantage 2 (NXK) and New York AMT-Free Income (NRK), respectively, for any fees or expenses.
(e)	The expense ratios reflect, among other things, all interest expense and other costs related to iMTP Shares, MTP Shares, VMTP Shares, VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Note 1 – General Information and Significant Accounting Policies, Institutional MuniFund Term Preferred Shares, MuniFund Term Preferred Shares, Variable Rate MuniFund Term Preferred Shares and Variable Rate Demand Preferred Shares and Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, as follows:

New York Dividend Advantage 2 (NXK)		New York AMT-Free Income (NRK)
Year Ended 9/30:		Year Ended 9/30:
2014	1.20%	2014	.58%
2013	1.20	2013	.70
2012	1.20	2012	1.59
2011	1.29	2011	1.66
2010	.63	2010	.77

(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
**	During the fiscal year ended September 30, 2010, New York AMT-Free Income (NRK) received payments from the Adviser of $35,020 to offset losses realized on the disposal of investments purchased in violation of the Fund’s investment restrictions. This reimbursement did not have an impact on the Fund’s Total Return on Common Share NAV.
N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	81

Financial Highlights (continued)

	ARPS at the End of Period		MTP Shares at the End of Period (a)		VMTP Shares at the End of Period		VRDP Shares at the End of Period		ARPS and MTP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $25,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $10 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Asset Coverage Per $1 Liquidation Preference
New York Performance Plus (NNP)
Year Ended 9/30:
2014	$ —	$ —	$ —	$ —	$ —	$ —	$89,000	$368,227	$ —
2013	—	—	—	—	—	—	89,000	351,873	—
2012	—	—	—	—	—	—	89,000	384,748	—
2011	—	—	—	—	—	—	89,000	368,059	—
2010	—	—	—	—	—	—	89,000	371,292	—

New York Dividend Advantage (NAN)
Year Ended 9/30:
2014	—	—	—	—	56,000	354,070	—	—	—
2013	—	—	55,360	33.98	—	—	—	—	—
2012	—	—	55,360	36.99	—	—	—	—	—
2011	—	—	55,360	35.12	—	—	—	—	—
2010	21,900	92,690	30,000	37.08	—	—	—	—	3.71

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2014		2013	2012	2011		2010
New York Dividend Advantage (NAN)
Series 2015 (NAN PRC)
Ending Market Value per Share	$—		$10.09	$10.08	$10.09		$10.16
Average Market Value per Share	10.04	^^^	10.09	10.11	10.08		10.09	^
Series 2016 (NAN PRD)
Ending Market Value per Share	—		10.02	10.09	10.06		—
Average Market Value per Share	10.05	^^^	10.10	10.11	9.95	^^	—

^	For the period December 21, 2009 (first issuance date of shares) through September 30, 2010.
^^	For the period December 13, 2010 (first issuance date of shares) through September 30, 2011.
^^^	For the period October 1, 2013 through June 13, 2014.

82	Nuveen Investments

	iMTP Shares at the End of Period		MTP Shares at the End of Period (a)		VMTP Shares at the End of Period		VRDP Shares at the End of Period		iMTP, MTP, VMTP and/or VRDP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $5,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $10 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Asset Coverage Per $1 Liquidation Preference
New York Dividend Advantage 2 (NXK)
Year Ended 9/30:
2014	$ —	$ —	$ —	$ —	$38,000	$357,926	$ —	$ —	$ —
2013	—	—	37,890	34.30	—	—	—	—	—
2012	—	—	37,890	37.32	—	—	—	—	—
2011	—	—	37,890	35.58	—	—	—	—	—
2010	—	—	37,890	35.91	—	—	—	—	—

New York AMT-Free Income (NRK)
Year Ended 9/30:
2014	79,000	16,100	—	—	—	—	488,800	321,997	3.22
2013	—	—	27,680	30.97	50,700	309,668	488,800	309,668	3.10
2012	—	—	27,680	29.56	—	—	—	—	—
2011	—	—	27,680	29.04	—	—	—	—	—
2010	—	—	27,680	29.46	—	—	—	—	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2014		2013	2012	2011	2010
New York Dividend Advantage 2 (NXK)
Series 2015 (NXK PRC)
Ending Market Value per Share	$—		$10.05	$10.07	$10.11	$10.14
Average Market Value per Share	10.03	ΩΩ	10.06	10.09	10.05	10.05	Ω

New York AMT-Free Income (NRK)
Series 2015 (NRK PRC)
Ending Market Value per Share	—		10.01	10.14	10.10	10.33
Average Market Value per Share	10.04	ΩΩ	10.07	10.10	10.06	10.09	Ω

Ω	For the period April 14, 2010 (first issuance date of shares) through September 30, 2010.
ΩΩ	For the period October 1, 2013 through June 13, 2014.

See accompanying notes to financial statements.

Nuveen Investments	83

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) or NYSE MKT symbols are as follows (each a “Fund” and collectively, the “Funds”):

•  Nuveen New York Municipal Value Fund, Inc. (NNY) (“New York Value (NNY)”)

•  Nuveen New York Municipal Value Fund 2 (NYV) (“New York Value 2 (NYV)”)

•  Nuveen New York Performance Plus Municipal Fund, Inc. (NNP) (“New York Performance Plus (NNP)”)

•  Nuveen New York Dividend Advantage Municipal Fund (NAN) (“New York Dividend Advantage (NAN)”)

•  Nuveen New York Dividend Advantage Municipal Fund 2 (NXK) (“New York Dividend Advantage 2 (NXK)”)

•  Nuveen New York AMT-Free Municipal Income Fund (NRK) (“New York AMT-Free Income (NRK)”)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified (non-diversified for New York Municipal Value 2 (NYV)), closed-end registered investment companies. Common shares of New York Value (NNY), New York Performance Plus (NNP), New York Dividend Advantage (NAN), and New York AMT-Free Income (NRK) are traded on the NYSE (Common shares of New York AMT-Free Income (NRK) were formerly traded on the NYSE MKT.) Common shares of New York Value 2 (NYV) and New York Dividend Advantage 2 (NKX) are traded on the NYSE MKT. New York Value (NNY) and New York Performance Plus (NNP) were incorporated under the state laws of Minnesota on July 14, 1987 and October 6, 1989, respectively. New York Value 2 (NYV), New York Dividend Advantage (NAN), New York Dividend Advantage 2 (NXK) and New York AMT-Free Income (NRK) were organized as Massachusetts business trusts on January 26, 2009, December 1, 1998, June 1, 1999 and April 9, 2002, respectively.

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Purchase and Sale Agreement

On October 1, 2014, TIAA-CREF, a national financial services organization, completed its previously announced acquisition of Nuveen, the parent company of the Adviser. The transaction has not resulted in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

Because the consummation of the acquisition resulted in the “assignment” (as defined in the Investment Company Act of 1940) and automatic termination of the Funds’ investment management agreements and investment sub-advisory agreements, Fund shareholders were asked to approve new investment management agreements with the Adviser and new investment sub-advisory agreements with each Fund’s sub-adviser. These new agreements were approved by shareholders of each of the Funds, and went into effect on October 1, 2014. The terms of the new agreements, including the fees payable to each Fund’s Adviser and Sub-Adviser, are substantially identical to those of the investment management agreements and investment sub-advisory agreements in place immediately prior to the closing.

Investment Objectives and Principal Investment Strategies

Each Fund seeks to provide current income exempt from both regular federal and New York state income taxes, and in the case of New York AMT-Free Income (NRK) the alternative minimum tax applicable to individuals, by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within the state of New York or certain U.S. territories.

84	Nuveen Investments

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of September 30, 2014, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	New York Value (NNY)	New York Value 2 (NYV)	New York Performance Plus (NNP)	New York Dividend Advantage (NAN)	New York Dividend Advantage 2 (NXK)	New York AMT-Free Income (NRK)

Outstanding when-issued/delayed delivery purchase commitments	$1,197,480	$ —	$2,999,687	$203,572	$1,718,384	$28,430,041

Investment Income

Investment income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders

Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Auction Rate Preferred Shares

Each Fund except New York Value (NNY) and New York Value 2 (NYV), is authorized to issue Auction Rate Preferred Shares (“ARPS”). During prior fiscal periods, the Funds redeemed all of their outstanding ARPS, at liquidation value.

Institutional MuniFund Term Preferred Shares

The following Fund has issued and outstanding Institutional MuniFund Term Preferred (“iMTP”) Shares, with a $5,000 liquidation value per share. iMTP Shares are issued via private placement and are not publicly available.

As of September 30, 2014, iMTP Shares outstanding, at liquidation value, for the following Fund was as follows:

	Series	Shares Outstanding	Shares Outstanding at $5,000 Per Share Liquidation Value

New York AMT-Free Income (NRK)	2017	15,800	$79,000,000

Nuveen Investments	85

Notes to Financial Statements (continued)

The Fund is obligated to redeem its iMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. iMTP Shares are subject to optional and mandatory redemption in certain circumstances. The iMTP Shares are not subject to redemption at the option of the Fund for one year following the date of issuance (“Non-Call Expiration Date”), at which point the Fund may begin to redeem at its option (“Optional Redemption Date”). The Fund may be obligated to redeem certain of the iMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for the Fund’s iMTP Shares are as follows:

	Series	Term Redemption Date	Optional Redemption Date	Non-Call Expiration Date
New York AMT-Free Income (NRK)	2017	October 1, 2017	April 1, 2015	March 31, 2015

The average liquidation value of iMTP Shares outstanding and annualized dividend rate for the Fund during the fiscal year ended September 30, 2014, were as follows:

New York AMT-Free Income (NRK)*
Average liquidation value of iMTP Shares outstanding	$79,000,000
Annualized dividend rate	0.68%

* For the period April 1, 2014 (first issuance of shares) through September 30, 2014.

iMTP Shares generally do not trade, and market quotations are generally not available. iMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount established at the time of issuance. The fair value of iMTP Shares is expected to be approximately their liquidation par value so long as the fixed “spread” on the iMTP Shares remains roughly in line with the “spread” rates being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Fund’s Adviser has determined that the fair value of iMTP Shares is their liquidation value, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation value of iMTP Shares is recorded as a liability and recognized as “Institutional MuniFund Term Preferred (“iMTP”) Shares, at liquidation value” on the Statement of Assets and Liabilities.

Dividends on the iMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on iMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on iMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Offering costs of $590,000 were incurred in connection with the Fund’s offering of iMTP Shares, which were recorded as a deferred charge and are being amortized over the life of the shares. These offering costs are recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

MuniFund Term Preferred Shares

During the current fiscal period, New York Dividend Advantage (NAN), New York Dividend Advantage 2 (NXK) and New York AMT-Free Income (NRK) had issued and outstanding MuniFund Term Preferred (“MTP”) Shares, with a $10 liquidation value per share. Each Fund’s MTP Shares were issued in one or more Series and trade on the NYSE.

On June 13, 2014, New York Dividend Advantage (NAN) redeemed all of its outstanding Series 2015 and Series 2016 MTP Shares and New York Dividend Advantage 2 (NXK) redeemed all of its outstanding Series 2015 MTP Shares. New York AMT-Free Income (NRK) redeemed all of its outstanding Series 2015 MTP Shares on April 11, 2014.

New York Dividend Advantage (NAN) and New York Dividend Advantage 2’s (NXK) MTP Shares were redeemed at their $10.00 liquidation value per share, plus dividend amounts owed, using proceeds from its issuance of Variable Rate MuniFund Term Preferred (“VMTP”) Shares (as described below in Variable Rate MuniFund Term Preferred Shares). New York AMT-Free Income’s (NRK) MTP Shares were redeemed at their $10.00 liquidation value per share, plus dividend amounts owed, using a portion of the proceeds from its issuance of iMTP Shares (as described above in Institutional MuniFund Term Preferred Shares).

The average liquidation value of MTP Shares outstanding for each Fund during the fiscal year ended September 30, 2014, was as follows:

	New York Dividend Advantage (NAN)*	New York Dividend Advantage 2 (NXK)*	New York AMT-Free Income (NRK)**
Average liquidation value of MTP Shares outstanding	$55,360,000	$37,890,000	$27,680,000

* For the period October 1, 2013 through June 13, 2014.

** For the period October 1, 2013 through April 11, 2014.

86	Nuveen Investments

For financial reporting purposes, the liquidation value of MTP Shares was recorded as a liability and recognized as “MuniFund Term Preferred (“MTP”) Shares, at liquidation value” on the Statement of Assets and Liabilities. Dividends on MTP Shares, which are recognized as interest expense for financial reporting purposes, are paid monthly at a fixed annual rate, subject to adjustments in certain circumstances. Unpaid dividends on MTP Shares were recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on MTP Shares were recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of MTP Shares were recorded as a deferred charge, which were amortized over the life of the shares and are recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

In conjunction with New York Dividend Advantage (NAN), New York Dividend Advantage 2’s (NXK) and New York AMT-Free Income’s (NRK) redemption of MTP Shares, the remaining deferred offering costs of $218,534, $157,972 and $141,529, respectively, were fully expensed during the current fiscal period, as the redemptions were deemed extinguishments of debt.

Variable Rate MuniFund Term Preferred Shares

The following Funds have issued and outstanding VMTP Shares, with a $100,000 liquidation value per share. VMTP Shares are issued via private placement and are not publicly available.

As of September 30, 2014, VMTP Shares outstanding, at liquidation value, for each Fund was as follows:

Fund	Series	Shares Outstanding	Shares Outstanding at $100,000 Per Share Liquidation Value

New York Dividend Advantage (NAN)	2017	560	$56,000,000

New York Dividend Advantage 2 (NXK)	2017	380	$38,000,000

During the current fiscal period, New York Dividend Advantage (NAN) and New York Dividend Advantage 2 (NXK) issued their outstanding VMTP Shares through privately negotiated offerings.

New York AMT-Free Income (NRK) redeemed all of its 2014 Series VTMP Shares on April 11, 2014. New York AMT-Free Income’s (NRK) VMTP Shares were redeemed at their $100,000 liquidation value per share, plus dividend amounts owed, using a portion of the proceeds from its issuance of iMTP Shares (as described above in Institutional MuniFund Term Preferred Shares).

Each Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares are subject to redemption at the option of each Fund (“Optional Redemption Date”), subject to payment of premium for one year following the date of issuance (“Premium Expiration Date”), and at par thereafter. Each Fund may be obligated to redeem certain of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund’s series of VMTP Shares are as follows:

Fund	Series	Term Redemption Date	Optional Redemption Date	Premium Expiration Date

New York Dividend Advantage (NAN)	2017	July 1, 2017	July 1, 2015	June 30, 2015

New York Dividend Advantage 2 (NXK)	2017	July 1, 2017	July 1, 2015	June 30, 2015

The average liquidation value of VMTP Shares outstanding and annualized dividend rate for each Fund during the fiscal year ended September 30, 2014, were as follows:

	New York Dividend Advantage (NAN)*	New York Dividend Advantage 2 (NXK)*	New York AMT-Free Income (NRK)**
Average liquidation value of VMTP Shares outstanding	$56,000,000	$38,000,000	$50,700,000

Annualized dividend rate	1.00%	1.00%	1.10%

* For the period June 3, 2014 (first issuance of shares) through September 30, 2014.

** For the period October 1, 2013 through April 11, 2014.

VMTP Shares generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount established at the time of issuance. The fair value of VMTP Shares is expected to be approximately their liquidation par value so long as the fixed “spread” on the VMTP Shares remains roughly in line with the “spread” rates being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that fair value of VMTP Shares is their liquidation value, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation value of VMTP Shares is recorded as a liability and recognized as “Variable Rate MuniFund Term Preferred (“VMTP”) Shares, at liquidation value” on the Statement of Assets and Liabilities.

Nuveen Investments	87

Notes to Financial Statements (continued)

Dividends on the VMTP shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on VMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Costs incurred by the Funds in connection with each Fund’s offering of VMTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

In conjunction with New York AMT-Free Income’s (NRK) redemption of VMTP Shares, the remaining deferred offering costs of $61,675, were fully expensed during the current fiscal period, as the redemption was deemed an extinguishment of debt. New York Dividend Advantage (NAN) and New York Dividend Advantage 2 (NXK) each incurred offering costs of $92,000 in connection with the issuance of Series 2017 VMTP Shares.

Variable Rate Demand Preferred Shares

The following Funds have issued and outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation value per share. VRDP Shares are issued via private placement and are not publicly available.

As of September 30, 2014, the details of the Funds’ VRDP Shares outstanding are as follows:

	Series	Shares Outstanding	Shares Outstanding at $100,000 Per Share Liquidation Value	Maturity
New York Performance Plus (NNP)	1	890	$89,000,000	March 1, 2040

New York AMT-Free Income (NRK)
	1	1,123	$112,300,000	August 1, 2040
	2	1,648	$164,800,000	August 1, 2040
	3	1,617	$161,700,000	December 1, 2040
	4	500	$50,000,000	June 1, 2040

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that purchase orders for VRDP Shares in a remarketing are not sufficient in number to be matched with the sale orders in that remarketing. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee of .10% of the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation value. If remarketings for VRDP Shares are continuously unsuccessful for six months, the maximum rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

The average liquidation value of VRDP Shares outstanding and annualized dividend rate for each Fund during the fiscal year ended September 30, 2014, were as follows:

	New York Performance Plus (NNP)	New York AMT-Free Income (NRK)
Average liquidation value of VRDP Shares outstanding	$89,000,000	$488,800,000
Annualized dividend rate	0.15%	0.12%

For financial reporting purposes, the liquidation value of VRDP Shares is a liability and is recognized as “Variable Rate Demand Preferred (“VRDP”) Shares, at liquidation value” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on the VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offerings costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement of Operations.

88	Nuveen Investments

Indemnifications

Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed income securirties are provided by a pricing service approved by the Funds’ Board of Directors/Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board or its appointee.

Fair Value Measurements

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable

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Notes to Financial Statements (continued)

inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

New York Value (NNY)	Level 1	Level 2	Level 3	Total

Long-Term Investments*:
Municipal Bonds	$—	$153,069,546	$ —	$153,069,546

New York Value 2 (NYV)

Long-Term Investments*:
Municipal Bonds	$—	$37,672,332	$ —	$37,672,332

New York Performance Plus (NNP)

Long-Term Investments*:
Municipal Bonds	$—	$349,531,143	$ —	$349,531,143
Common Stocks	2,776,807	—	—	2,776,807
Total	$2,776,807	$349,531,143	$ —	$352,307,950

New York Dividend Advantage (NAN)

Long-Term Investments*:
Municipal Bonds	$—	$209,348,479	$ —	$209,348,479

New York Dividend Advantage 2 (NXK)

Long-Term Investments*:
Municipal Bonds	$—	$144,199,363	$ —	$144,199,363

New York AMT-Free Income (NRK)

Long-Term Investments*:
Municipal Bonds	$—	$1,898,766,520	$ —	$1,898,766,520
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

90	Nuveen Investments

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”).

An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” The Fund’s Statement of Assets and Liabilities shows only the inverse floaters and not the underlying bonds as an asset and does not reflect the short-term floating rate certificates as liabilities. Also, the Fund reflects in “Investment Income” only the net amount of earnings on its inverse floater investment (net of the interest paid to the holders of the short-term floating rate certificates and the expenses of the trust), and does not show the amount of that interest paid as an interest expense on the Statement of Operations.

An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust, at their liquidation value, as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters for the Funds during the fiscal year ended September 30, 2014, were as follows:

			New York	New York	New York	New York
	New York	New York	Performance	Dividend	Dividend	AMT-Free
	Value	Value 2	Plus	Advantage	Advantage 2	Income
	(NNY)	(NYV)	(NNP)	(NAN)	(NXK)	(NRK)

Average floating rate obligations outstanding	$3,255,000	$—	$31,353,438	$15,746,096	$11,058,877	$117,889,836
Average annual interest rate and fees	.35%	—%	.44%	.43%	.43%	.48%

As of September 30, 2014, the total amount of floating rate obligations issued by each Fund’s self-deposited inverse floaters and externally-deposited inverse floaters was as follows:

			New York	New York	New York	New York
	New York	New York	Performance	Dividend	Dividend	AMT-Free
	Value	Value 2	Plus	Advantage	Advantage 2	Income
	(NNY)	(NYV)	(NNP)	(NAN)	(NXK)	(NRK)

Floating rate obligations: self-deposited inverse floaters	$3,255,000	$—	$25,625,000	$13,155,000	$9,400,000	$83,985,000

Floating rate obligations: externally-deposited inverse floaters	975,000	2,000,000	18,235,000	9,565,000	1,680,000	44,220,000
Total	$4,230,000	$2,000,000	$43,860,000	$22,720,000	$11,080,000	$128,205,000

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain

Nuveen Investments	91

Notes to Financial Statements (continued)

circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of September 30, 2014, each Fund’s maximum exposure to the floating rate obligations issued by externally-deposited Recourse Trusts, was as follows:

			New York	New York	New York	New York
	New York	New York	Performance	Dividend	Dividend	AMT-Free
	Value	Value 2	Plus	Advantage	Advantage 2	Income
	(NNY)	(NYV)	(NNP)	(NAN)	(NXK)	(NRK)

Maximum exposure to Recourse Trusts	$—	$2,000,000	$9,375,000	$7,245,000	$—	$31,665,000

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Swap Contracts

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay or receive, in the future, a fixed or variable rate payment in exchange for the counterparty receiving or paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond’s maturity). Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that a Fund is to receive. Swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), a Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (,net)” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of swaps.” Income received or paid by a Fund is recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of a swap contract and are equal to the difference between a Fund’s basis in the swap and the proceeds from (or cost of) the closing transaction. Payments received or made at the beginning of the measurement period are recognized as a component of “Interest rate swap premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable. For tax purposes, periodic payments are treated as ordinary income or expense.

During the fiscal year ended September 30, 2014, New York Value 2 (NYV) used forward interest rate swaps to manage the duration of the Fund’s portfolio and to reduce its price volatility risk to movements in U.S. interest rates relative to the Fund’s benchmark.

The average notional amount of interest rate swap contracts outstanding during the fiscal year ended September 30, 2014, was as follows:

New York
Value 2
(NYV)

Average notional amount of interest rate swap contracts outstanding*	$1,650,000

*   The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

92	Nuveen Investments

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the fiscal year ended September 30, 2014, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps

New York Value 2 (NYV)	Interest rate	Swaps	$64,300	$(182,941)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Shares

Transactions in common shares were as follows:

	New York Value (NNY)		New York Value 2 (NYV)		New York Performance Plus (NNP)
	Year Ended 9/30/14	Year Ended 9/30/13	Year Ended 9/30/14	Year Ended 9/30/13	Year Ended 9/30/14	Year Ended 9/30/13
Common shares:
Issued to shareholders due to reinvestment of distributions	—	14,833	—	849	—	17,886

	New York Dividend Advantage (NAN)		New York Dividend Advantage 2 (NXK)		New York AMT-Free Income (NRK)
	Year Ended 9/30/14	Year Ended 9/30/13	Year Ended 9/30/14	Year Ended 9/30/13	Year Ended 9/30/14	Year Ended 9/30/13
Common shares:
Issued in reorganizations	—	—	—	—	—	84,111,257
Issued to shareholders due to reinvestment of distributions	—	—	—	—	—	687
Repurchased and retired	—	—	(5,300)	—	—	—
Weighted average common share:
Price per share repurchased and retired	—	—	$12.22	—	—	—
Discount per share repurchased and retired	—	—	13.40%	—	—	—

Preferred Shares

Transactions in preferred shares for the Funds during the fiscal years ended September 30, 2014 and September 30, 2013, where applicable, are noted in the following tables.

Transactions in iMTP Shares for the Funds, where applicable, were as follows:

	Year Ended September 30, 2014
New York AMT-Free Income (NRK)	Series	Shares	Amount

iMTP Shares issued	2017	15,800	$79,000,000

Nuveen Investments	93

Notes to Financial Statements (continued)

Transactions in MTP Shares for the Funds, where applicable, were as follows:

	Year Ended September 30, 2014
New York Dividend Advantage (NAN)	Series	NYSE Ticker	Shares	Amount

MTP Shares redeemed	2015	NAN PRC	(3,000,000)	$(30,000,000)
	2016	NAN PRD	(2,536,000)	(25,360,000)

Total			(5,536,000)	$(55,360,000)

New York Dividend Advantage 2 (NXK)

MTP Shares redeemed	2015	NXK PRC	(3,789,000)	$(37,890,000)

New York AMT-Free Income (NRK)

MTP Shares redeemed	2015	NRK PRC	(2,768,000)	$(27,680,000)

Transactions in VMTP Shares for the Funds, where applicable, were as follows:

	Year Ended September 30, 2014
	Series	Shares	Amount

New York Dividend Advantage (NAN)

VMTP Shares issued	2017	560	$56,000,000

New York Dividend Advantage 2 (NXK)

VMTP Shares issued	2017	380	$38,000,000

New York AMT-Free Income (NRK)

VMTP Shares redeemed	2014	(507)	$(50,700,000)

	Year Ended September 30, 2013
New York AMT-Free Income (NRK)	Series	Shares	Amount

VMTP Shares issued in connection with the reorganizations	2014	507	$50,700,000

Transactions in VRDP Shares for the Funds, where applicable, were as follows:

	Year Ended September 30, 2013
New York AMT-Free Income (NRK)	Series	Shares	Amount

VRDP Shares issued in connection with the reorganizations:	1	1,123	$112,300,000
	2	1,648	164,800,000
	3	1,617	161,700,000
	4	500	50,000,000

Total		4,888	$488,800,000

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the fiscal year ended September 30, 2014, were as follows:

	New York Value (NNY)	New York Value 2 (NYV)	New York Performance Plus (NNP)	New York Dividend Advantage (NAN)	New York Dividend Advantage 2 (NXK)	New York AMT-Free Income (NRK)
Purchases	$34,637,338	$7,530,601	$66,488,697	$40,894,875	$32,090,887	$464,563,638

Sales and maturities	37,389,313	6,752,976	70,310,038	46,362,232	33,692,739	516,104,247

94	Nuveen Investments

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and New York state income taxes, and in the case of New York AMT-Free Income (NRK) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of September 30, 2014, the cost and unrealized appreciation (depreciation) of investments in securities (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	New York Value (NNY)	New York Value 2 (NYV)	New York Performance Plus (NNP)	New York Dividend Advantage (NAN)	New York Dividend Advantage 2 (NXK)	New York AMT-Free Income (NRK)

Cost of investments	$139,889,870	$33,026,253	$302,222,481	$182,638,185	$125,939,725	$1,701,707,381

Gross unrealized:

Appreciation	$ 10,642,928	$ 5,036,986	$ 26,028,381	$ 14,793,208	$ 9,620,728	$ 139,668,481

Depreciation	(720,424)	(390,907)	(1,570,240)	(1,240,043)	(761,420)	(26,594,617)

Net unrealized appreciation (depreciation) of investments	$ 9,922,504	$ 4,646,079	$ 24,458,141	$ 13,553,165	$ 8,859,308	$ 113,073,864

Permanent differences, primarily due to federal taxes paid, taxable market discount, nondeductible offering costs, nondeductible reorganization expenses and reorganization adjustments resulted in reclassifications among the Funds’ components of common share net assets as of September 30, 2014, the Funds’ tax year end, as follows:

	New York Value (NNY)	New York Value 2 (NYV)	New York Performance Plus (NNP)	New York Dividend Advantage (NAN)	New York Dividend Advantage 2 (NXK)	New York AMT-Free Income (NRK)
Paid-in-surplus	$—	$—	$(70,291)	$(650,482)	$(611,625)	$747,229

Undistributed (Over-distribution of) net investment income	(59,694)	(337)	57,983	582,164	610,744	(795,273)

Accumulated net realized gain (loss)	59,694	337	12,308	68,318	881	48,044

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of September 30, 2014, the Funds’ tax year end, were as follows:

	New York Value (NNY)	New York Value 2 (NYV)	New York Performance Plus (NNP)	New York Dividend Advantage (NAN)	New York Dividend Advantage 2 (NXK)	New York AMT-Free Income (NRK)
Undistributed net tax-exempt income[1]	$867,960	$105,598	$2,514,605	$1,272,941	$695,125	$6,087,222

Undistributed net ordinary income[2]	1,596	11,119	15,032	203	1,961	54,691

Undistributed net long-term capital gains	—	—	—	—	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on September 2, 2014, and paid on October 1, 2014.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

Nuveen Investments	95

Notes to Financial Statements (continued)

The tax character of distributions paid during the Funds’ tax years ended September 30, 2014 and September 30, 2013, was designated for purposes of the dividends paid deduction as follows:

2014	New York Value (NNY)	New York Value 2 (NYV)	New York Performance Plus (NNP)	New York Dividend Advantage (NAN)	New York Dividend Advantage 2 (NXK)	New York AMT-Free Income (NRK)

Distributions from net tax-exempt income[3]	$5,833,409	$1,557,788	$12,968,491	$8,274,258	$5,130,661	$74,135,766

Distributions from net ordinary income[2]	16,710	1,884	—	2,780	14,263	—

Distributions from net long-term capital gains	—	—	—	—	—	—

2013	New York Value (NNY)	New York Value 2 (NYV)	New York Performance Plus (NNP)	New York Dividend Advantage (NAN)	New York Dividend Advantage 2 (NXK)	New York AMT-Free Income (NRK)

Distributions from net tax-exempt income	$5,991,531	$1,578,892	$13,147,980	$8,518,069	$5,706,057	$27,301,455

Distributions from net ordinary income[2]	24,301	—	40,530	10,192	12,328	1

Distributions from net long-term capital gains	220,219	—	587,618	285,372	148,587	74,697

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended September 30, 2014, as Exempt Interest Dividends.

As of September 30, 2014, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	New York Value (NNY)	New York Value 2 (NYV)	New York Performance Plus (NNP)	New York Dividend Advantage (NAN)	New York Dividend Advantage 2 (NXK)	New York Dividend Advantage 3 (NRK)

Capital losses to be carried forward – not subject to expiration	$955,802	$590,041	$1,366,806	$1,152,216	$468,386	$16,049,781

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Funds have elected to defer losses as follows:

	New York Value (NNY)	New York Value 2 (NYV)	New York Performance Plus (NNP)	New York Dividend Advantage (NAN)	New York Dividend Advantage 2 (NXK)	New York AMT-Free Income (NRK)

Post-October capital losses[4]	$1,387,067	$217,064	$5,515,444	$964,636	$1,790,115	$17,517,224

Late-year ordinary losses[5]	—	—	—	—	—	—

[4]	Capital losses incurred from November 1, 2013 through September 30, 2014, the Funds’ tax year end.
[5]	Ordinary losses incurred from January 1, 2014 through September 30, 2014, and specified losses incurred from November 1, 2013 through September 30, 2014.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components — a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser and for New York Value (NNY) a gross interest income component. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

New York Value (NNY) pays an annual fund-level fee, payable monthly, of .15% of the average daily net assets* of the Fund, as well as 4.125% of the gross interest income (excluding interest on bonds underlying a “self-deposited inverse floater” trust that is attributed to the Fund over and above the net interest earned on the inverse floater itself) of the Fund.

96	Nuveen Investments

The annual fund-level fee for the following Funds, payable monthly, is calculated according to the following schedules:

Average Daily Managed Assets*	New York Performance Plus (NNP) Fund-Level Fee Rate

For the first $125 million	.4500%

For the next $125 million	.4375

For the next $250 million	.4250

For the next $500 million	.4125

For the next $1 billion	.4000

For the next $3 billion	.3875

For managed assets over $5 billion	.3750

Average Daily Managed Assets*	New York Value 2 (NYV) Fund-Level Fee Rate

For the first $125 million	.4000%

For the next $125 million	.3875

For the next $250 million	.3750

For the next $500 million	.3625

For the next $1 billion	.3500

For managed assets over $2 billion	.3375

Average Daily Managed Assets*	New York Dividend Advantage (NAN) New York Dividend Advantage 2 (NXK) New York AMT-Free Income (NRK) Fund-Level Fee Rate

For the first $125 million	.4500%

For the next $125 million	.4375

For the next $250 million	.4250

For the next $500 million	.4125

For the next $1 billion	.4000

For managed assets over $2 billion	.3750

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of September 30, 2014, the complex-level fee rate for each of these Funds was .1646%.

Nuveen Investments	97

Notes to Financial Statements (continued)

The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. New Accounting Pronouncement

Financial Accounting Standards Board (“FASB”) Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements

During 2013, the FASB issued Accounting Standards Update (“ASU”) 2013-08, “Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements,” which amends the criteria that define an investment company and clarifies the measurement guidance and requires new disclosures for investment companies. ASU 2013-08 is effective for fiscal years beginning on or after December 15, 2013. Management has evaluated the implications of ASU 2013-08 and determined that each Fund’s current disclosures already followed this guidance and therefore it does not have an impact on the Funds’ financial statements or footnote disclosures.

9. Subsequent Events

Purchase and Sale Agreement

As previously described in Note 1 – General Information and Significant Accounting Policies, Purchase and Sale Agreement, on October 1, 2014, TIAA-CREF completed its previously announced acquisition of Nuveen and new investment management agreements and new sub-advisory agreements have been approved by shareholders of the Funds and went into effect on October 1, 2014.

98	Nuveen Investments

Additional Fund Information

Board of Directors/Trustees
William Adams IV*	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson
William J. Schneider	Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

* Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	State Street Bank & Trust Company Boston, MA 02111	Chapman and Cutler LLP Chicago, IL 60603	Public Accounting Firm** KPMG LLP Chicago, IL 60601	Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

**	During the fiscal period ended September 30, 2014, the Board of Trustees of the Funds, upon recommendation of the Audit Committee, engaged KPMG LLP (“KPMG”) as the independent registered public accounting firm to the Funds replacing Ernst & Young LLP (“Ernst & Young”), which resigned as the independent registered public accounting firm effective August 11, 2014 as a result of the pending acquisition of Nuveen Investments by TIAA-CREF.

Ernst & Young’s report on the Funds for the two most recent fiscal periods ended September 30, 2013 and September 30, 2012, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal periods ended September 30, 2013 and September 30, 2012 for the Funds and for the period October 1, 2014 through August 11, 2014, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements.

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information

Each Fund intends to repurchase shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NNY	NYV	NNP	NAN	NXK	NRK

Common shares repurchased	—	—	—	—	5,300	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	99

Glossary of Terms Used in this Report

■	Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■	Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make periodic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cashflows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indexes.

■	Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■	Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■	Lipper New York Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

100	Nuveen Investments

■	Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■	S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

■	S&P Municipal Bond New York Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade New York municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

■	Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■	Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Nuveen Investments	101

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

______________________

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

102	Nuveen Investments

Board Members & Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at twelve. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member
Independent Board Members:

■	WILLIAM J. SCHNEIDER	Chairman and Board Member	1996 Class III	Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; an owner in several other Miller Valentine entities; Board Member of Med-America Health System, TechTown, Inc., a not-for-profit community development company, Board Member of WDPR Public Radio station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	199
1944 333 W. Wacker Drive Chicago, IL 60606

■	ROBERT P. BREMNER	Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	199
1940
333 W. Wacker Drive
Chicago, IL 60606

■	JACK B. EVANS	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	199
1948
333 W. Wacker Drive
Chicago, IL 60606

■	WILLIAM C. HUNTER	Board Member	2004 Class I

Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.

199
1948
333 W. Wacker Drive
Chicago, IL 60606

■	DAVID J. KUNDERT	Board Member	2005 Class II

Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.

199
1942
333 W. Wacker Drive
Chicago, IL 60606

Nuveen Investments	103

   Board Members & Officers (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members (continued):

■	JOHN K. NELSON
	1962			Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
	333 West Wacker Drive	Board Member	2013
	Chicago, IL 60606		Class II		199

■	JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since June 2013) and U.S. Endowment for Forestry and Communities (since November 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).
1947
	333 W. Wacker Drive	Board Member	1997		199
	Chicago, IL 60606		Class I
■	CAROLE E. STONE			Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).
1947
	333 W. Wacker Drive	Board Member	2007		199
	Chicago, IL 60606		Class I

■	VIRGINIA L. STRINGER			Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).
1944
	333 W. Wacker Drive	Board Member	2011		199
	Chicago, IL 60606		Class I

■	TERENCE J. TOTH
1959 333 W. Wacker Drive Chicago, IL 60606

Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Chairman, and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

		Board Member	2008 Class II		199

104	Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member
Interested Board Members:
■	WILLIAM ADAMS IV(2)			Senior Executive Vice President, Global Structured Products (since 2010); formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.
	1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		199

■	THOMAS S. SCHREIER, JR.(2)			Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).
	1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class III		199

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(3)	During Past 5 Years	in Fund Complex
Overseen
by Officer
Officers of the Funds:
■	GIFFORD R. ZIMMERMAN

Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.

	1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988		200

■	CEDRIC H. ANTOSIEWICZ			Managing Director of Nuveen Securities, LLC.
	1962 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007		93
■	MARGO L. COOK			Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.
	1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009		200

Nuveen Investments	105

  Board Members & Officers (continued)

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

■	LORNA C. FERGUSON			Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).
	1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998		200
■	STEPHEN D. FOY			Managing Director (since 2014), formerly, Senior Vice President (2013-2014), and Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Senior Vice President (2010-2011), Formerly Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.
	1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998		200
■	SCOTT S. GRACE

Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.

	1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009		200

■	WALTER M. KELLY			Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.
	1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003		200
■	TINA M. LAZAR			Senior Vice President of Nuveen Investment Holdings, Inc.
	1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002		200
■	KEVIN J. MCCARTHY			Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.
	1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007		200

106	Nuveen Investments

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):
■	KATHLEEN L. PRUDHOMME			Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).
	1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011		200

■	JOEL T. SLAGER			Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).
	1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013		200

(1)	For New York Municipal Value Fund, Inc. (NNY), New York Municipal Value Fund 2 (NYV), New York Dividend Advantage Municipal Fund (NAN) New York Dividend Advantage 2 (NXK) and New York AMT-Free Municipal Income (NRK), the Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. For New York Performance Plus Fund (NNP), the Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	“Interested person” as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments	107

Annual Investment Management

Agreement Approval Process (Unaudited)

I. The Approval Process

The Board of Trustees or Directors (as the case may be) of each Fund (each, a “Board” and each Trustee or Director, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and the sub-adviser to the respective Fund and determining whether to approve or continue such Fund’s advisory agreement (each, an “Original Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and sub-advisory agreement (each, an “Original Sub-Advisory Agreement” and, together with the Original Investment Management Agreement, the “Original Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), each Board is required to consider the continuation of the respective Original Advisory Agreements on an annual basis. In addition, prior to its annual review, the Board Members were advised of the potential acquisition of Nuveen Investments, Inc. (“Nuveen”) by TIAA-CREF (the “Transaction”). For purposes of this section, references to “Nuveen” herein include all affiliates of Nuveen Investments, Inc. providing advisory, sub-advisory, distribution or other services to the Funds and references to the “Board” refer to the Board of each Fund. In accordance with the 1940 Act and the terms of the Original Advisory Agreements, the completion of the Transaction would terminate each of the Original Investment Management Agreements and the Original Sub-Advisory Agreements. Accordingly, at an in-person meeting held on April 30, 2014 (the “April Meeting”), the Board, including all of the Independent Board Members, performed its annual review of the Original Advisory Agreements and approved the continuation of the Original Advisory Agreements for the Funds. Furthermore, in anticipation of the termination of the Original Advisory Agreements that would occur upon the consummation of the Transaction, the Board also approved for each Fund a new advisory agreement (each, a “New Investment Management Agreement”) between the Fund and the Adviser and a new sub-advisory agreement (each, a “New Sub-Advisory Agreement” and, together with the New Investment Management Agreement, the “New Advisory Agreements”) between the Adviser and the Sub-Adviser, each on behalf of the respective Fund to be effective following the completion of the Transaction and the receipt of the requisite shareholder approval.

Leading up to the April Meeting, the Independent Board Members had several meetings and deliberations, with and without management from Nuveen present and with the advice of legal counsel, regarding the Original Advisory Agreements, the Transaction and its impact and the New Advisory Agreements. At its meeting held on February 25-27, 2014 (the “February Meeting”), the Board Members met with a senior executive representative of TIAA-CREF to discuss the proposed Transaction. At the February Meeting, the Independent Board Members also established an ad hoc committee comprised solely of the Independent Board Members to monitor and evaluate the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On March 20, 2014, the ad hoc committee met telephonically to discuss with management of Nuveen, and separately with independent legal counsel, the terms of the proposed Transaction and its impact on, among other things: the governance structure of Nuveen; the strategic plans for Nuveen; the operations of the Nuveen funds (which include the Funds); the quality or level of services provided to the Nuveen funds; key personnel that service the Nuveen funds and/or the Board and the compensation or incentive arrangements to retain such personnel; Nuveen’s capital structure; the regulatory requirements applicable to Nuveen or fund operations; and the Nuveen funds’ fees and expenses, including the funds’ complex-wide fee arrangement. Following the meeting of the ad hoc committee, the Board met in person (two Independent Board Members participating telephonically) in an executive session on March 26, 2014 to further discuss the proposed Transaction. At the executive session, the Board met privately with independent legal counsel to review its duties with respect to reviewing advisory agreements, particularly in the context of a change of control, and to evaluate further the Transaction and its impact on the Nuveen funds, the Adviser and the Sub-Adviser (collectively, the “Fund Advisers” and each, a “Fund Adviser”) and the services provided. Representatives of Nuveen also met with the Board to update the Board Members on developments regarding the Transaction, to respond to questions and to

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discuss, among other things: the governance of the Fund Advisers following the Transaction; the background, culture (including with respect to regulatory and compliance matters) and resources of TIAA-CREF; the general plans and intentions of TIAA-CREF for Nuveen; the terms and conditions of the Transaction (including financing terms); any benefits or detriments the Transaction may impose on the Nuveen funds, TIAA-CREF or the Fund Advisers; the reaction from the Fund Advisers’ employees knowledgeable of the Transaction; the incentive and retention plans for key personnel of the Fund Advisers; the potential access to additional distribution platforms and economies of scale; and the impact of any additional regulatory schemes that may be applicable to the Nuveen funds given the banking and insurance businesses operated in the TIAA-CREF enterprise. As part of its review, the Board also held a separate meeting on April 15-16, 2014 to review the Nuveen funds’ investment performance and consider an analysis provided by the Adviser of each sub-adviser of the Nuveen funds (including the Sub-Adviser) and the Transaction and its implications to the Nuveen funds. During their review of the materials and discussions, the Independent Board Members presented the Adviser with questions and the Adviser responded. Further, the Independent Board Members met in an executive session with independent legal counsel on April 29, 2014 and April 30, 2014.

In connection with their review of the Original Advisory Agreements and the New Advisory Agreements, the Independent Board Members received extensive information regarding the Funds and the Fund Advisers including, among other things: the nature, extent and quality of services provided by each Fund Adviser; the organization and operations of any Fund Adviser; the expertise and background of relevant personnel of each Fund Adviser; a review of each Fund’s performance (including performance comparisons against the performance of peer groups and appropriate benchmarks); a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of fund initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to peers in the managed fund business. In light of the proposed Transaction, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by the Fund Advisers.

The Independent Board Members received, well in advance of the April Meeting, materials which responded to the request for information regarding the Transaction and its impact on Nuveen and the Nuveen funds including, among other things: the structure and terms of the Transaction; the impact of the Transaction on Nuveen, its operations and the nature, quality and level of services provided to the Nuveen funds, including, in particular, any changes to those services that the Nuveen funds may experience following the Transaction; the strategic plan for Nuveen, including any financing arrangements following the Transaction and any cost-cutting efforts that may impact services; the organizational structure of TIAA-CREF, including the governance structure of Nuveen following the Transaction; any anticipated effect on each Nuveen fund’s expense ratios (including changes to advisory and sub-advisory fees) and economies of scale that may be expected; any benefits or conflicts of interest that TIAA-CREF, Nuveen or their affiliates can expect from the Transaction; any benefits or undue burdens or other negative implications that may be imposed on the Nuveen funds as a result of the Transaction; the impact on Nuveen or the Nuveen funds as a result of being subject to additional regulatory schemes that TIAA-CREF must comply with in operating its various businesses; and the costs associated with obtaining necessary shareholder approvals and the bearer of such costs. The Independent Board Members also received a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including in conjunction with a change of control, from their independent legal counsel.

The materials and information prepared in connection with the review of the Original Advisory Agreements and New Advisory Agreements supplemented the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviewed the performance and various services provided by the Adviser and Sub-Adviser. The Board met at least quarterly as well as at other times as the need arose. At its quarterly meetings, the Board reviewed reports by the Adviser regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provided special reports to the Board or a committee thereof from time to time to enhance

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the Board’s understanding of various topics that impact some or all the Nuveen funds (such as distribution channels, oversight of omnibus accounts and leverage management topics), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

In addition, the Board has created several standing committees (the Executive Committee; the Dividend Committee; the Audit Committee; the Compliance, Risk Management and Regulatory Oversight Committee; the Nominating and Governance Committee; the Open-End Funds Committee; and the Closed-End Funds Committee). The Open-End Funds Committee and Closed-End Funds Committee are intended to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These two Committees have met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

Further, the Board continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds and meet key investment and business personnel at least once over a multiple year rotation. In this regard, the Independent Board Members made site visits to certain equity and fixed income teams of the Sub-Adviser in September 2013 and met with the Sub-Adviser’s municipal team at the August and November 2013 quarterly meetings.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Original Advisory Agreements and its review of the New Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the funds are the result of many years of review and discussion between the Independent Board Members and Nuveen fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and the Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. With respect to the New Advisory Agreements, the Board also considered the Transaction and its impact on the foregoing factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Original Advisory Agreements and New Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.  Nature, Extent and Quality of Services

1.   The Original Advisory Agreements

In considering renewal of each Original Advisory Agreement, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services (and the resulting Fund performance) and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things: each Fund Adviser’s organization and business; the types of services that each Fund Adviser or its affiliates provide to each Fund; the performance record of each Fund (as described in further detail below); and any initiatives Nuveen had taken for the closed-end fund product line.

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In considering the services provided by the Fund Advisers, the Board recognized that the Adviser provides a myriad of investment management, administrative, compliance, oversight and other services for the Funds, and the Sub-Adviser generally provides the portfolio advisory services to the Funds under the oversight of the Adviser. The Board considered the wide range of services provided by the Adviser to the Nuveen funds beginning with developing the fund and monitoring and analyzing its performance to providing or overseeing the services necessary to support a fund’s daily operations. The Board recognized the Adviser, among other things, provides: (a) product management (such as analyzing ways to better position a fund in the marketplace, maintaining relationships to gain access to distribution platforms and setting dividends); (b) fund administration (such as preparing a fund’s tax returns, regulatory filings and shareholder communications; managing fund budgets and expenses; overseeing a fund’s various service providers; and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; and participating in fund development, leverage management and the development of investment policies and parameters). With respect to closed-end funds, the Adviser also monitors asset coverage levels on leveraged funds, manages leverage, negotiates the terms of leverage, evaluates alternative forms and types of leverage, promotes an orderly secondary market for common shares and maintains an asset maintenance system for compliance with certain rating agency criteria.

In its review, the Board also considered the new services, initiatives or other changes adopted since the last advisory contract review that were designed to enhance the services and support the Adviser provides to the Nuveen funds. The Board recognized that some initiatives are a multi-year process. In reviewing the activities of 2013, the Board recognized that the year reflected the Adviser’s continued focus on fund rationalization for both closed-end and open-end funds, consolidating certain funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain funds. As in the past, the Board recognized the Adviser’s significant investment in its technology initiatives, including the continued progress toward a central repository for fund and other Nuveen product data and implementing a data system to support the risk oversight group enabling it to provide more detailed risk analysis for the Nuveen funds. The Board noted the new data system has permitted more in-depth analysis of the investment risks of the Funds and across the complex providing additional feedback and insights to the investment teams and more comprehensive risk reporting to the Board. The Adviser also conducted several workshops for the Board regarding the new data system, including explaining the risk measures being applied and their purpose. The Board also recognized the enhancements in the valuation group within the Adviser, including centralizing the fund pricing process within the valuation group, trending to more automated and expedient reviews and continuing to expand its valuation team. The Board further considered the expansion of personnel in the compliance department enhancing the collective expertise of the group, investments in additional compliance systems and the updates of various compliance policies.

In addition to the foregoing actions, the Board also considered other initiatives related to the closed-end funds, including the continued investment of considerable resources and personnel dedicated to managing and overseeing the various forms of leverage utilized by certain funds. The Board recognized the results of these efforts included the development of less expensive forms of leverage, expansion of leverage providers, the negotiation of more favorable terms for existing leverage, the enhanced ability to respond to market and regulatory developments and the enhancements to technology systems to manage and track the various forms of leverage. The Board also noted Nuveen’s continued capital management services, including executing share

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repurchase programs, its implementation of data systems that permit more targeted solicitation strategies for fund mergers and more targeted marketing and promotional efforts and its continued focus and efforts to address the discounts of various funds. The Board further noted Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive communication program designed to further educate the investor and analyst about closed-end funds. Nuveen’s support services included, among other things, maintaining and enhancing a closed-end fund website, creating marketing campaigns and educational materials, communicating with financial advisers, sponsoring and participating in conferences, providing educational seminars and programs and evaluating the results of these marketing efforts.

As noted, the Adviser also oversees the Sub-Adviser who provides the portfolio advisory services to the Funds. In reviewing the portfolio advisory services provided to each Fund, the Nuveen Investment Services Oversight Team of the Adviser analyzes the performance of the Sub-Adviser and may recommend changes to the investment team or investment strategies as appropriate. In assisting the Board’s review of the Sub-Adviser, the Adviser provides a report analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing each Fund, developments affecting the Sub-Adviser or the Funds and their performance. In their review of the Sub-Adviser, the Independent Board Members considered, among other things, the experience and qualifications of the relevant investment personnel, their investment philosophy and strategies, the Sub-Adviser’s organization and stability, its capabilities and any initiatives taken or planned to enhance its current capabilities or support potential growth of business and, as outlined in further detail below, the performance of the Funds. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance while not providing an inappropriate incentive to take undue risks.

Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Nuveen funds’ compliance policies and procedures; the resources dedicated to compliance; the record of compliance with the policies and procedures; and Nuveen’s supervision of the Funds’ service providers. The Board recognized Nuveen’s commitment to compliance and strong commitment to a culture of compliance. Given the Adviser’s emphasis on monitoring investment risk, the Board has also appointed two Independent Board Members as point persons to review and keep the Board apprised of developments in this area and work with applicable Fund Adviser personnel.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to each Fund under the respective Original Advisory Agreement were satisfactory.

2.  The New Advisory Agreements

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Advisers under the New Investment Management Agreements and the New Sub-Advisory Agreements, the Board Members concluded that no diminution in the nature, quality and extent of services provided to each Fund and its shareholders by the respective Fund Advisers is expected as a result of the Transaction. In making their determination, the Independent Board Members considered, among other things: the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Fund Adviser; the ability of each Fund Adviser to perform its duties after the Transaction, including any changes to the level or quality of services provided to the Funds; the potential implications of any additional regulatory requirements imposed on the Fund Advisers or the Nuveen funds following the Transaction; and any anticipated changes to the investment and other practices of the Nuveen funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund. Similarly, the

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terms of each New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the Original Sub-Advisory Agreement relating to the same Fund. The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements and the New Sub-Advisory Agreements are the same as the corresponding original agreements. The Board Members noted the Transaction also does not alter the allocation of responsibilities between the Adviser and the Sub-Adviser. The Sub-Adviser will continue to furnish an investment program, make investment decisions and place all orders for the purchase and sale of securities, all on behalf of each Fund and subject to oversight of the Board and the Adviser. The Board noted that TIAA-CREF did not anticipate any material changes to the advisory, sub-advisory or other services provided to the Nuveen funds as a result of the Transaction. The Independent Board Members recognized that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent or quality of services. The Independent Board Members further noted that there were currently no plans for material changes to senior personnel at Nuveen or key personnel who provide services to the Nuveen funds and the Board following the Transaction. The key personnel who have responsibility for the Nuveen funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction, although such personnel may have additional reporting requirements to TIAA-CREF. The Board also considered the anticipated incentive plans designed to retain such key personnel. Notwithstanding the foregoing, the Board Members recognized that personnel changes may occur in the future as a result of normal business developments or personal career decisions.

The Board Members also considered Nuveen’s proposed governance structure following the Transaction and noted that Nuveen was expected to remain a stand-alone business within the TIAA-CREF enterprise and operate relatively autonomously from the other TIAA-CREF businesses, but would receive the general support and oversight from certain TIAA-CREF functional groups (such as legal, finance, internal audit, compliance, and risk management groups). The Board recognized, however, that Nuveen may be subject to additional reporting requirements as it keeps TIAA-CREF abreast of developments affecting the Nuveen business, may be required to modify certain of its reports, policies and procedures as necessary to conform to the practices followed in the TIAA-CREF enterprise and may need to collaborate with TIAA-CREF with respect to strategic planning for its business.

In considering the implications of the Transaction, the Board Members also recognized the reputation and size of TIAA-CREF and the benefits that the Transaction may bring to the Nuveen funds and Nuveen. In this regard, the Board recognized, among other things, that the increased resources and support that may be available to Nuveen from TIAA-CREF and the improved capital structure of Nuveen Investments, Inc. (the parent of the Adviser) that would result from the significant reduction in its debt level may reinforce and enhance Nuveen’s ability to provide quality services to the Nuveen funds and to invest further into its infrastructure.

Further, with the consummation of the Transaction, the Board recognized the enhanced distribution capabilities for the Nuveen funds as the funds may gain access to TIAA-CREF’s distribution network, particularly through TIAA-CREF’s retirement platform and institutional client base. The Board also considered that investors in TIAA-CREF’s retirement platform may choose to roll their investments as they exit their retirement plans into the Nuveen funds. The Independent Board Members recognized the potential cost savings to the benefit of all shareholders of the Nuveen funds from reduced expenses as assets in the Nuveen fund complex rise pursuant to the complex-wide fee arrangement described in further detail below.

Based on their review, the Independent Board Members found that the expected nature, extent and quality of services to be provided to each Fund under its New Advisory Agreements were satisfactory and supported approval of the New Advisory Agreements.

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B.   The Investment Performance of the Funds and Fund Advisers

1.    The Original Advisory Agreements

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of each Fund’s performance and the applicable investment team. In considering each Fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2013, as well as performance information reflecting the first quarter of 2014 (or for such shorter periods available for Nuveen New York Municipal Value Fund 2 (the “Municipal Value Fund 2”), which did not exist for part of the foregoing time frame). With respect to closed-end funds, the Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the Nuveen fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

• The performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

• Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.

• The investment experience of a particular shareholder in a fund will vary depending on when such shareholder invests in such fund, the class held (if multiple classes offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

• The usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified the Performance Peer Groups of the Nuveen funds from highly relevant to less relevant. For funds classified with less relevant Performance Peer Groups, which include Nuveen New York Municipal Value Fund, Inc. (the “Municipal Value Fund”), the Municipal Value Fund 2 and Nuveen New York AMT-Free Municipal Income Fund (the “AMT-Free Fund”), the Board considered each fund’s performance compared to its benchmark to help assess the fund’s comparative performance. A fund was generally considered to have performed comparably to its benchmark if the fund’s performance was within certain thresholds compared to the performance of its benchmark and was considered to have outperformed or underperformed its benchmark if the fund’s performance was beyond these thresholds for the one- and three-year periods, subject to certain exceptions.i While the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the fund with its peers and/or benchmarks result in differences in performance results. Further, for funds that utilize leverage, the Board understands that leverage during different periods can provide both benefits and risks to a portfolio as compared to an unlevered benchmark.

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With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted that Nuveen New York Dividend Advantage Municipal Fund (the “Dividend Advantage Fund”), Nuveen New York Dividend Advantage Municipal Fund 2 (the “Dividend Advantage Fund 2”) and Nuveen New York Performance Plus Municipal Fund, Inc. (the “Performance Plus Fund”) had satisfactory performance compared to their peers, performing in the second and third quartiles over various periods.

With respect to the Funds with Performance Peer Groups classified as less relevant as noted above, the Board considered the Funds’ performance compared to their respective benchmarks and noted that certain Funds’ performance over time was satisfactory compared to the performance of their benchmarks. In this regard, although the Municipal Value Fund underperformed its benchmark in the one-year period, it provided generally comparable performance in the three- and five-year periods; and, although the Municipal Value Fund 2 underperformed its benchmark in the one-year period, it provided generally comparable performance in the three-year period.

With respect to the AMT-Free Fund, the Board noted that the Fund underperformed its benchmark over the one- and three-year periods, although it provided generally comparable performance to its benchmark in the five-year period. The Board noted that the Fund’s underperformance compared to its benchmark in 2013 was a result of, among other things, an overweight in longer duration bonds and Fund-level leverage. Although the exposure to longer duration bonds was a contributor to the Fund’s underperformance compared to its benchmark in the one-year period, the Board noted that longer duration bonds had been additive to performance in the three-year period. The Board considered the market conditions, the objectives of the Fund and the investment philosophy underlying the emphasis of longer duration bonds and determined that the performance of the Fund over time was satisfactory.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

2. The New Advisory Agreements

With respect to the performance of each Fund, the Board considered that the portfolio investment personnel responsible for the management of the respective Fund portfolios were expected to continue to manage such portfolios following the completion of the Transaction and the investment strategies of the Funds were not expected to change as a result of the Transaction (subject to changes unrelated to the Transaction that are approved by the Board and/or shareholders). Accordingly, the findings regarding performance outlined above for the Original Advisory Agreements are applicable to the review of the New Advisory Agreements.

C.   Fees, Expenses and Profitability

1.    Fees and Expenses

The Board evaluated the management fees and expenses of each Fund, reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and any expense limitations.

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The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; the differences in the type and use of leverage; and the differences in the states reflected in the Peer Universe (with respect to state municipal funds) may impact the comparative data thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses (excluding leverage costs and leveraged assets for the closed-end funds), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer average based on the net total expense ratio. The Independent Board Members observed that the Funds had net management fees and net expense ratios (including fee waivers and expense reimbursements) below or in line with their respective peer averages, except as noted below.

The Board considered that the Dividend Advantage Fund, the Dividend Advantage Fund 2 and the Performance Plus Fund had net management fees slightly higher than the peer average, but net expense ratios below or in line with the peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.   Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser, either affiliated or non-affiliated, and therefore the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative and other services it provides to support the Nuveen fund (as described above) and, while some administrative services may occur at the sub-adviser level, the fee to the sub-adviser generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members considered the fees a Fund Adviser assesses to the Funds compared to that of other clients. With respect to municipal funds, such other clients of a Fund Adviser may include: municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Adviser.

The Independent Board Members reviewed the nature of services provided by the Adviser, including through its affiliated sub-advisers and the average fee the affiliated sub-advisers assessed such clients as well as the range of fees assessed to the different types of separately managed accounts (such as retail, institutional or wrap accounts) to the extent applicable to the respective sub-adviser. In their review, the Independent Board Members considered the differences in the product types, including, but not limited to: the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Nuveen funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. The Independent Board Members noted that, as a general matter, higher fee levels reflect higher levels of service, increased investment management complexity, greater product management requirements and higher levels of risk or a combination of the foregoing. The Independent Board Members further noted, in particular, that the range of services provided to the Funds (as discussed above) is generally much more extensive than that provided to separately managed

116	Nuveen Investments

accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3.   Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data, an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2013 and Nuveen’s consolidated financial statements for 2013. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses and profit margin compared to that of various unaffiliated management firms.

In reviewing profitability, the Independent Board Members noted the Adviser’s continued investment in its business with expenditures to, among other things, upgrade its investment technology and compliance systems and provide for additional personnel and other resources. The Independent Board Members recognized the Adviser’s continued commitment to its business should enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. In addition, in evaluating profitability, the Independent Board Members also noted the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available, and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, an adviser’s particular business mix, capital costs, size, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members noted the Adviser’s adjusted operating margin appears to be reasonable in relation to other investment advisers and sufficient to operate as a viable investment management firm meeting its obligations to the Nuveen funds. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed such sub-advisers’ revenues, expenses and profitability margins (pre- and post-tax) for their advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive or are expected to receive that are directly attributable to the management of a Nuveen fund. See Section E below for additional information on indirect benefits the Fund Advisers may receive as a result of its relationship with a Nuveen fund. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the Funds were reasonable.

Nuveen Investments	117

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

4.   The New Advisory Agreements

As noted above, the terms of the New Advisory Agreements are substantially identical to their corresponding Original Advisory Agreements. The fee schedule, including the breakpoint schedule and complex-wide fee schedule, in each New Advisory Agreement is identical to that under the corresponding Original Advisory Agreement. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing the Transaction not to increase contractual management fee rates for any Nuveen fund. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course. Based on the information provided, the Board Members did not believe that the overall expenses would increase as a result of the Transaction. In addition, the Board Members recognized that the Nuveen funds may gain access to the retirement platform and institutional client base of TIAA-CREF, and the investors in the retirement platforms may roll their investments into one or more Nuveen funds as they exit their retirement plans. The enhanced distribution access may result in additional sales of the Nuveen funds resulting in an increase in total assets under management in the complex and a corresponding decrease in overall management fees if additional breakpoints at the fund-level or complex-wide level are met. Based on its review, the Board determined that the management fees and expenses under each New Advisory Agreement were reasonable.

Further, other than from a potential reduction in the debt level of Nuveen Investments, Inc., the Board recognized that it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen’s profitability. Given the fee schedule was not expected to change under the New Advisory Agreements, however, the Independent Board Members concluded that each Fund Adviser’s level of profitability for its advisory activities under the respective New Advisory Agreements would continue to be reasonable in light of the services provided.

D.   Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

1.   The Original Advisory Agreements

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that, although closed-end funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios.

In addition to fund-level advisory fee breakpoints, the Board also considered the Nuveen funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

118	Nuveen Investments

2.   The New Advisory Agreements

As noted, the Independent Board Members recognized that the fund-level and complex-wide schedules will not change under the New Advisory Agreements. Assets in the funds advised by TIAA-CREF or its current affiliates will not be included in the complex-wide fee calculation. Nevertheless, the Nuveen funds may have access to TIAA-CREF’s retirement platform and institutional client base. The access to this distribution network may enhance the distribution of the Nuveen funds which, in turn, may lead to reductions in management and sub-advisory fees if the Nuveen funds reach additional fund-level and complex-wide breakpoint levels. Based on their review, including the considerations in the annual review of the Original Advisory Agreements, the Independent Board Members determined that the fund-level breakpoint schedules and complex-wide fee schedule continue to be appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale under the New Advisory Agreements.

E.   Indirect Benefits

1.   The Original Advisory Agreements

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, with respect to closed-end funds, the Independent Board Members considered any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the fund and other clients. Each Fund’s portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund’s portfolio transactions. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Funds and their shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

2.   The New Advisory Agreements

The Independent Board Members noted that, as the applicable policies and operations of the Fund Advisers with respect to the Nuveen funds were not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Independent Board Members further noted the benefits the Transaction would provide to TIAA-CREF and Nuveen, including a larger-scale fund complex, certain shared services (noted above) and a broader range of investment capabilities, distribution capabilities and product line. Further, the Independent Board Members noted that Nuveen Investments, Inc. (the parent of the Adviser) would benefit from an improved capital structure through a reduction in its debt level.

Nuveen Investments	119

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

F.     Other Considerations for the New Advisory Agreements

In addition to the factors above, the Board Members also considered the following with respect to the Nuveen funds:

•	Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction not to increase contractual management fee rates for any fund. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

•	The Nuveen funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements or the New Sub-Advisory Agreements (except for any costs attributed to seeking shareholder approvals of fund specific matters unrelated to the Transaction, such as election of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable funds).

•	The reputation, financial strength and resources of TIAA-CREF.

•	The long-term investment philosophy of TIAA-CREF and anticipated plans to grow Nuveen’s business to the benefit of the Nuveen funds.

•	The benefits to the Nuveen funds as a result of the Transaction including: (i) increased resources and support available to Nuveen as well as an improved capital structure that may reinforce and enhance the quality and level of services it provides to the funds; (ii) potential additional distribution capabilities for the funds to access new markets and customer segments through TIAA-CREF’s distribution network, including, in particular, its retirement platforms and institutional client base; and (iii) access to TIAA-CREF’s expertise and investment capabilities in additional asset classes.

G.     Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Original Advisory Agreement and New Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Original Advisory Agreements be renewed and the New Advisory Agreements be approved.

II. Approval of Interim Advisory Agreements

At the April Meeting, the Board Members, including the Independent Board Members, unanimously approved for each Fund an interim advisory agreement (the “Interim Investment Management Agreement”) between the respective Fund and the Adviser and an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) between the Adviser and the Sub-Adviser. If necessary to assure continuity of advisory services, each respective Interim Investment Management Agreement and Interim Sub-Advisory Agreement will take effect upon the closing of the Transaction if shareholders have not yet approved the corresponding New Investment Management Agreement or New Sub-Advisory Agreement. The terms of each Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the corresponding Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for certain term and fee escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreements and Interim Sub-Advisory Agreements are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreements and Original Sub-Advisory Agreements.

i The Board recognized that the Adviser considered a fund to have outperformed or underperformed its benchmark if the fund’s performance was higher or lower than the performance of the benchmark by the following thresholds: for open-end funds (+/- 100 basis points for equity funds excluding index funds; +/- 30 basis points for tax exempt fixed income funds; +/- 40 basis points for taxable fixed income funds) and for closed-end funds (assuming 30% leverage) (+/- 130 basis points for equity funds excluding index funds; +/- 39 basis points for tax exempt funds and +/- 52 basis points for taxable fixed income funds).

120	Nuveen Investments

Notes

Nuveen Investments	121

Notes

122	Nuveen Investments

Notes

Nuveen Investments	123

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $229 billion as of September 30, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com

PART C

OTHER INFORMATION

Item 15. Indemnification

Section 4 of Article XII of the Registrant’s Declaration of Trust provides as follows: “Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. No indemnification shall be provided hereunder to a Covered Person: (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct: (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or (ii) by written opinion of independent legal counsel. The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law. Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either: (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification. As used in this Section 4, a “Disinterested Trustee” is one (x) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. As used in this Section 4, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.”

The trustees and officers of the Registrant are covered by the Mutual Fund Professional Liability policy in the aggregate amount of $70,000,000 against liability and expenses of claims of wrongful acts arising out of their position with the Registrant and other Nuveen funds, except for matters that involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of the Registrant or where he or she had reasonable cause to believe this conduct was unlawful). The policy has a $2,000,000 deductible for operational failures (after the deductible is satisfied, the insurer would cover 90% of any operational failure claims and the Fund would be liable for 10% of any such claims) and $1,000,000 deductible for all other claims.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits.

(1)(a)	Declaration of Trust of Registrant, dated December 1, 1998.(1)

(1)(b)	Certificate of Amendment to Declaration of Trust of Registrant, dated April 9, 1999.(1)

(1)(c)	Certificate of Amendment to Declaration of Trust of Registrant, dated November 18, 2009.(2)

(2)	By-Laws of Registrant, Amended and Restated as of November 18, 2009.(2)

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization.(5)

(5)	Not applicable.

(6)(a)	Investment Management Agreement, dated November 13, 2007.(1)

(6)(b)	Renewal of Investment Management Agreement, dated July 31, 2008.(1)

(6)(c)	Renewal of Investment Management Agreement, dated May 28, 2009.(1)

(6)(d)	Renewal of Investment Management Agreement, dated May 26, 2010.(3)

(6)(e)	Renewal of Investment Management Agreement, dated May 25, 2011.(4)

(6)(f)	Renewal of Investment Management Agreement, dated May 23, 2012.(4)

(6)(g)	Renewal of Investment Management Agreement, dated July 29, 2013.(4)

(6)(h)	Investment Management Agreement, dated October 1, 2014.(5)

(6)(i)	Investment Sub-Advisory Agreement, dated December 31, 2010.(4)

(6)(j)	Notice of Continuance of Investment Sub-Advisory Agreement, dated August 1, 2012.(4)

(6)(k)	Notice of Continuance of Investment Sub-Advisory Agreement, dated August 1, 2013.(4)

(6)(l)	Investment Sub-Advisory Agreement, dated October 1, 2014.(5)

(7)	Not applicable.

(8)	Not applicable.

(9)(a)	Amended and Restated Master Custodian Agreement between the Nuveen Investment Companies and State Street Bank and Trust Company, dated February 25, 2005.(1)

(9)(b)	Appendix A to Custodian Agreement, updated as of May 9, 2013.(4)

(9)(c)	Appendix A to Custodian Agreement, updated as of December 2, 2014.(5)

(10)	Not applicable.

(11)	Opinion and Consent of Counsel is filed herewith.

(12)(a)	Form of Opinion and Consent of Vedder Price P.C. supporting the tax matters and consequences to shareholders discussed in the Joint Proxy Statement/Prospectus is filed herewith.

(12)(b)	Form of Opinion and Consent of K&L Gates LLP supporting the tax matters discussed in the Joint Proxy Statement/Prospectus is filed herewith.

(12)(c)	Form of Opinion and Consent of Sidley Austin LLP supporting the tax matters discussed in the Joint Proxy Statement/Prospectus is filed herewith.

(13)(a)	Transfer Agency and Service Agreement, dated October 7, 2002.(1)

(13)(b)	Amendment and Schedule A to Transfer Agency and Service Agreement, dated June 10, 2013.(4)

(13)(c)	Amendment and Schedule A to Transfer Agency and Service Agreement, dated December 4, 2014.(5)

(14)	Consent of Independent Auditor is filed herewith.

(15)	Not applicable.

(16)	Powers of Attorney.(5)

(17)	Form of Proxy is filed herewith and appears following the Joint Proxy Statement/Prospectus included in this registration statement.

(1)	Filed on November 12, 2009 with Registrant’s Registration Statement on Form N-2 (File No. 333-163055) and incorporated by reference herein.
(2)	Filed on December 15, 2009 with Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-163055) and incorporated by reference herein.
(3)	Filed on October 25, 2010 with Registrant’s Registration Statement on Form N-2 (File No. 333-170120) and incorporated by reference herein.
(4)	Filed on October 9, 2013 with Registrant’s Registration Statement on Form N-14 (File No. 333-191636) and incorporated by reference herein.
(5)	Filed on January 20, 2015 Registrant’s Registration Statement on Form N-14 (File No. 333-201595) and incorporated by reference herein.

Item 17. Undertakings.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees that executed opinions of counsel supporting the tax matters discussed in the Joint Proxy Statement/Prospectus will be filed with the Securities and Exchange Commission following the closing of the Reorganizations.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Chicago and the State of Illinois, on the 23rd day of February, 2015.

NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND

By:	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity		Date

/s/ Stephen D. Foy Stephen D. Foy	Vice President and Controller (principal financial and accounting officer)		February 23, 2015

/s/ Gifford R. Zimmerman Gifford R. Zimmerman	Chief Administrative Officer (principal executive officer)		February 23, 2015

William J. Schneider*	Chairman of the Board and Trustee	)
)
William Adams IV*	Trustee	)
)
Jack B. Evans*	Trustee	)	By: /s/ Mark L. Winget Mark L. Winget Attorney-in-Fact February 23, 2015
)
William C. Hunter*	Trustee	)
)
David J. Kundert*	Trustee	)
)
John K. Nelson*	Trustee	)
)
Thomas S. Schreier, Jr.*	Trustee	)
)
Judith M. Stockdale*	Trustee	)
)
Carole E. Stone*	Trustee	)
)
Virginia L. Stringer*	Trustee	)
)
Terence J. Toth*	Trustee	)

*	An original power of attorney authorizing, among others, Mark L. Winget, Kevin J. McCarthy and Gifford R. Zimmerman, to execute this registration statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this registration statement is filed, has been executed and is incorporated by reference herein.

EXHIBIT INDEX

Exhibit No.	Name of Exhibit

(11)	Opinion and Consent of Counsel.

(12)(a)	Form of Opinion and Consent of Vedder Price P.C. supporting the tax matters and consequences to shareholders discussed in the Joint Proxy Statement/Prospectus.

(12)(b)	Form of Opinion and Consent of K&L Gates LLP supporting the tax matters discussed in the Joint Proxy Statement/Prospectus.

(12)(c)	Form of Opinion and Consent of Sidley Austin LLP supporting the tax matters discussed in the Joint Proxy Statement/Prospectus.

(14)	Consent of Independent Auditor.